UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Vice President and Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1.	Reports to Shareholders.

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.TCW.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-FUND-TCW (1-800-386-3829) if you invest directly with the Funds.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Funds, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Funds or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held directly with TCW or through your financial intermediary.

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the 2020 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2020. I would like to express our appreciation for your continued investment in the TCW Funds as well as to welcome new shareholders to our fund family. As of October 31, 2020, the TCW Funds held total net assets of approximately $17.6 billion.

This report contains information and portfolio management discussions of our Equity Funds and the TCW Conservative Allocation Fund.

The U.S. Stock Market

U.S. stocks advanced 9.7% (S&P 500 Total Return Index) during the one-year period ending 10/31/20, as the U.S. Federal Reserve’s vast quantitative easing and asset purchases, coupled with massive fiscal stimulus, provided robust support to risk assets including stocks despite the sharp contraction in the U.S. economy resulting from the Coronavirus pandemic. The equity market began the period making successive record highs fueled by a strong economy, a healthy labor market and solid corporate earnings. However, that supportive environment for equities quickly gave way to one of the most severe plunges on record from mid-February to late-March, as the morphing of the Covid-19 crisis into a global pandemic brought the world’s economy to a virtual halt. In the course of just over a month, stocks lost approximately 34% of their value, as the prospect of massive unemployment and a historic contraction of the U.S. economy led to a broad-based flight to safety. Only a series of announcements by the U.S. Fed — including a return to a zero interest rate policy coupled with aggressive asset purchases including municipal and junk bonds — was able to arrest the stock market’s decline. In addition, several financial stimulus bills were quickly passed by congress and signed into law by President Trump, whereby financial support was provided to individuals (extended and enhanced unemployment benefits), and businesses

(Paycheck Protection Program), as well as to hospitals and vaccine research. With respect to the equity market, the dramatic spike in unemployment, coupled with the collapse in demand for tourism, travel, and leisure businesses, among others, led to a bifurcation in sector performance, with many growth stocks benefitting from the shift to work-from-home (WFH), while more economically sensitive stocks such as energy and industrials, underperformed the broader market. While a concerted effort by many states to reopen their respective economies helped fuel a stunning recovery in equity market prices to a record high, renewed outbreaks forced some states to backtrack and impose modified lockdowns. Even so, stocks remained resilient as a series of hopeful vaccine trials fueled expectations that an effective vaccine might be developed by year-end for commercialization in early 2021.

Looking Ahead

Looking forward, the unprecedented economic dislocations resulting from the Covid-19 pandemic are likely to be severe and lasting given the magnitude of the labor market distress and the heavy reliance upon government support of asset prices. While these programs have forestalled even greater unemployment, business failures, and housing evictions, the true impact is likely to be felt over many quarters and even years, which will serve as a headwind to an eventual recovery in economic growth. The resilience of the stock market has been impressive in light of the damage to the economy, as investors are likely discounting a 5-6% rebound in U.S. GDP growth in 2021, following an estimated 3-4% contraction this year (Credit Suisse estimates, 10/30/20). Such a rebound would bode well for stocks, with the potential for a 24% rebound in corporate earnings per share (EPS) next year, following an expected 18% contraction in 2020 (Credit Suisse estimates, 11/2/20). A likely divided government (Biden presidency with Republican Senate) could provide a positive backdrop for

1

Letter to Shareholders (Continued)

the equity market as the prospects for radical changes in tax and regulatory policy remain limited and, yet, there may be the basis for further fiscal stimulus and an infrastructure spending bill. We do note that stock market valuations appear elevated, with the consensus forward P/E ratio presently at around 21, which is markedly above its 14.4 average of the past five decades. Nonetheless, the anticipated widespread administration of a Covid-19 vaccine could potentially serve as an important catalyst for equity prices. So while the near-term outlook remains challenged by the recent surge in Covid-19 cases, we believe that the medium-to-long term prospects for stocks possessing strong fundamentals remain compelling, and we generally maintain a preference for U.S. stocks relative to those in the other major developed markets because of more resilient relative economic growth prospects.

These are challenging times for all of us, both in our personal and professional lives, and on behalf of everyone at TCW, I wish you and your loved ones good health and safety. We truly value our relationship with you and thank you for making the TCW Funds part of your long-term investment plan. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

2

TCW Artificial Intelligence Equity Fund

Management Discussions

For the year ended October 31, 2020, the TCW Artificial Intelligence Equity Fund (the “Fund”) returned +44.2% while the Russell 3000 Growth Index returned +28.2% over the same period.

Throughout the reporting period, we saw that massive fiscal and monetary policy response helped cushion the blow from the decidedly grim macroeconomic data stemming from the Covid-19 pandemic. The equity market’s initial worry that the Fed’s dramatic expansion of its balance sheet could only do so much to support risk assets was addressed by Fed Chair Powell’s mid-May statement that the Fed was “not out of ammunition by a long shot…there’s really no limit to what we can do.” At the same time, the House passed yet another fiscal stimulus bill which, even when narrowed down from its $3 trillion total via negotiations with the Senate, could potentially provide over $1 trillion of additional support to the economy.

The U.S. equity market was able to shake off the widely anticipated 33% plunge in Q2 GDP, which represented the sharpest quarterly decline on record. Instead, investors were focused on the early signs of recovery shown in many of June’s macroeconomic indicators, including industrial production (largest monthly gain in June since 1959), factory output (biggest gain since 1946), retail sales (biggest gain since data series began in 1992), and a surge in exports (largest monthly gain on record). These indicators culminated in October’s reported Q3 GDP growth rate of 33.1%. After several consecutive monthly gains including successive record highs, the equity market in September suffered a “risk-off” episode led by a sell-off in tech stocks, which prompted a nearly 12% correction in the Nasdaq Composite Index during the first three weeks of the month. A resurgence in Covid-19 cases in the U.S. and Europe, coupled with the inability of Congress to reach a Cares Act Phase IV stimulus bill, stoked concerns that the economic recovery might falter as enhanced unemployment benefit funding dried up.

Most recently, the labor market showed further signs of healing, as the unemployment rate for September edged lower to 7.9%, while initial and continuing unemployment claims data improved. In fact, over the five-month period from May through September, the U.S. economy recovered just over half of the jobs lost in March and April. Despite the encouraging macro news, equity market investors appeared to be unnerved by the dramatic increase in Covid-19 cases — including that of President Trump himself — with much of Europe announcing new lockdowns and the U.S. posting a record number of daily new cases (89k at month end). Even though the number of deaths has not spiked in similar fashion, the pandemic’s surge is likely to delay further reopening of the U.S. economy. At the same time, extended unemployment benefits made possible by earlier rounds of fiscal stimulus have largely run out, and various states’ supplemental benefits are generally unable to fill in the income shortfalls faced by the still elevated number of unemployed workers, which bodes poorly for the continued recovery of the fragile economy.

Looking forward, uncertainty associated with the outcome of the control of the U.S. Senate will dictate the degree to which infrastructure spending and increased fiscal stimulus might benefit equities. At the same time, the resurgence in Covid-19 cases complicates the economy reopening process, but timely distribution of an effective vaccine would certainly boost economic growth prospects. In focusing on stock fundamentals, we are heartened by 3Q earnings results, which have generally come in stronger than expected with EPS declining approximately 11% (72% of S&P companies having reported) rather than by the 15-20% anticipated by some strategists just several months ago. We think that Credit Suisse’s forecast for a 24% rebound in corporate EPS next year seems reasonable, assuming that the US economy continues its gradual recovery. Yet, we are also cognizant that equity market valuations remain elevated, with stocks trading at around 21 times forward earnings.

3

TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

Our two biggest stock contributors during the year were Trade Desk Inc. and NVIDIA Corp., both of which are on the forefront of artificial intelligence technology. Trade Desk is the leading non-Google demand side platform that helps brands and agencies better target and leverage digital advertising through its software. Trade Desk uses artificial intelligence through its platform called Koa, which has the ability to scan nine million impression opportunities every second, delivering analytical insights to clients.

Trade Desk’s stock showed strength as concerns about ad spending pullback began to moderate and investor appreciation for Trade Desk’s longer term business model, powered by Connected TV and data-driven ad buying, came back into focus. Management’s commentary on recent earnings calls have been encouraging. While results were predictably soft, Trade Desk noted that they have been seeing consistent improvement in customer spend since the mid-April trough, saw breakeven by mid-June, and continuing recovery into July. We continue to believe that Trade Desk is the most direct winner from the impending shift of $240 billion of linear TV advertising to streaming platforms.

NVIDIA Corp. creates graphics processing units (GPUs) for machine learning, data centers, gaming, and high-end computing hardware to support analytics and predictive software. NVIDIA is a preferred GPU supplier to companies at the forefront in the AI space such as Google, Microsoft, Facebook, and Amazon, all of which are buying NVIDIA chips as they build out their data center infrastructures.

NVIDIA reported strong earnings reports throughout the reporting period. In its Q4 results, NVIDIA posted strong data center revenue growth, with data center revenues up 43%, nearly twice the growth rate expected by analysts. After shares were initially pressured following the company’s outlook reduction in response to the coronavirus, NVIDIA shares began to rebound during the middle of March as the company pointed out positive developments occurring in China and increased demand in the important gaming industry. An investor call with NVIDIA revealed that the company was seeing improvements in the supply chain and normalization of capacity levels through the end of March. Furthermore, with more and more of the population needing to allocate leisure time away from outdoors, restaurants, shopping, and other social settings due to the coronavirus, gaming has been a large time share winner. Console sales and gaming PC sales saw a boost, which drives demand within NVIDIA’s gaming segment.

In its July quarterly earnings report, gaming revenues grew an impressive 26% year-on-year and commentary on the segment was bullish, with CEO Jensen stating that the second half of the year “may very well be one of the best gaming seasons ever.” During the period, NVIDIA also agreed to acquire ARM, a semiconductor designer that is currently owned by SoftBank Group. NVIDIA currently uses ARM’s products in the automotive market, mostly for autonomous driving subsystems. We believe this acquisition will be financially beneficial (95% gross margins for ARM whereas NVIDIA is in the mid-60% range). This provides NVIDIA the opportunity to expand its reach more substantially beyond data centers and into edge devices. NVIDIA’s monopoly in AI training and potentially ARM for inference, tied together with their CUDA platform, can be a powerful combination that would set them up nicely for the next five to 10 years.

Our biggest detractor in the period was IDEXX Laboratories Inc. IDEXX reported mixed fourth quarter results during the end of January, which resulted in share price weakness. While there were still some positive developments in new catalyst placements, which accelerated in the quarter, results still exhibited softer than expected gross margins and recurring revenues. While we continue to like the long-term story of the company, we decided to sell out of the position in order to consolidate our health care exposure around other investments.

4

TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

We believe AI will be the foundational technology of the information age. The leap from computing built on the foundation of humans telling computers how to act, to computing built on the foundation of computers learning how to act, has significant implications for every industry.

In our view, there are many structural drivers that are accelerating the need for AI. These include:

•	Trend in demographics towards an aging global population

•	Need for greater energy efficiency

•	Drive for greater urbanization as demand for convenience increases

•	Efforts to increase human capital productivity

The broad applicability of AI also leads us to believe that it is a paradigm-shifting technology for the global economy and a driver behind improving productivity. AI very well could end the period of stagnant productivity growth in the U.S. We believe that AI technology driven improvements to productivity could, similar to the 1990’s, drive corporations to invest in more capital and labor intensive projects, accelerating growth, improving profitability, and expanding equity valuations. We believe the trend towards AI-enhanced products is accelerating and we highlight recent developments as evidence:

•

Kansas City Southern Deploys New AI Platform. Kansas City Southern, a large rail company, has rolled out a cloud-based artificial intelligence platform called CloudMoyo, which focuses on optimizing railroad operations, improving revenue and asset management, enhancing safety, and more efficiently managing maintenance schedules. The platform leverages Microsoft Azure to harness the power of machine learning and AI. Kansas City Southern Deploys CloudMoyo Artificial Intelligence Platform. Freight Waves. November 21, 2019 (https://www.freightwaves.com/news/kansas-city-southern-deploys-cloudmoyo-artificial-intelligence-platform)

•

AI Being Used to Fight Coronavirus. Next generation technologies are being implemented to fight the novel coronavirus (COVID-19) outbreak in China. These technologies include artificial intelligence, advanced analytics software, and drones to make deliveries to hospitals. AI is being used to identify disease outbreaks and forecast the nature of their spread. BlueDot, a Canadian AI company, uses machine learning to detect outbreaks before Chinese authorities do by using multiple data sources such as news outlets, social media platforms, and government documents. Emerging Technologies Proving Value in Chinese Coronavirus Fight. Imaging Technology News. February 28, 2020 (https://www.itnonline.com/article/emerging-technologies-proving-value-chinese-coronavirus-fight)

•

Amazon Purchases Zoox. Amazon announced the purchase of Zoox, a self-driving company that was founded in 2014 and has focused on purpose-built autonomous driving technology. They look to integrate their technology into zero-emission vehicles used for on-demand mobility in complex environments, such as San Francisco. Amazon will work with the company to develop autonomous ride-hailing vehicles from the ground up. Sebastian Blanco. Amazon Buys Autonomous Tech Company Zoox, and Elon Musk is Amused. Car and Driver. June 29, 2020 (https://www.caranddriver.com/news/a33001491/amazon-buys-zoox-autonomous-company/)

•

Spotify Founder Pledges $1.2B to Moonshot Startups. The founder and CEO of Spotify, Daniel Ek, announced that he would invest $1.2 billion of his personal wealth into “moonshot projects” over the course of ten years. His investments will be focused on startups in Europe that focus on next generation technologies involved in machine learning, biotechnology, materials sciences, and energy. Ek has previously been known to invest in deep technology, such as when he invested €3 million into HJN Sverige, an artificial intelligence company within the health technology industry. Mike Butcher. TechCrunch. Spotify CEO Daniel Ek Pledges $1Bn of his Wealth to Back Deeptech Startups from Europe. September 24, 2020 (https://techcrunch.com/2020/09/24/spotify-ceo-daniel-ek-pledges-1bn-of-his-wealth-to-back-deeptech-startups-from-europe/)

5

TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

We continuously survey the artificial intelligence investment landscape by drawing upon our deep technical knowledge and fundamental research efforts. Our research effort seeks the most attractive opportunities in the AI ecosystem. We appreciate your confidence in and support of the TCW Artificial Intelligence Equity Fund.

	Annualized Total Return as of October 31, 2020(1)
	1 Yr Return	3 Yr Return	Inception to Date
TCW Artificial Intelligence Equity Fund
Class I (Inception: 09/01/2017)	44.17%	19.84%	21.05%
Class N (Inception: 09/01/2017)	43.97%	19.75%	20.97%
Russell 3000 Growth Index	28.20%	18.01%	18.92%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

6

TCW Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2020, the TCW Conservative Allocation Fund (the “Fund”) posted a gain of 8.19% for the I Class and 7.85% for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 40% S&P 500 Index and 60% Bloomberg Barclay Capital U.S. Aggregate Bond Index returned 8.25% over the same time period.

The Fund posted positive returns over the past year with a positive contribution coming from U.S. equities. The strongest returns came from TCW Select Equities Fund (13% allocation and 35% return) and TCW New America Premier Equities Fund (16% allocation and 12% return); both funds were up over 12% over the past year, outpacing the S&P 500 Index return of 9.7%. At the asset allocation level, the decision to overweight large cap growth and underweight large cap value U.S. equities helped relative performance. Within Fixed Income, the strongest returns came from the MetWest Total Return Bond Fund (15% allocation and 7% return) and TCW Total Return Bond Fund (13% allocation and 7% return). Both funds outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 6.2%.

As of the end of October, the allocation for the Fund was 42% equities and 58% fixed income. This gives the fund a slight overweight to equities and underweight to fixed income to its blended index. The baseline allocation is 40% Equities and 60% Fixed Income. Over the past 12 months, the Fund has increased the allocation to equities, specifically Large Growth Funds. Within Equities, the allocations to both TCW New America Premier and TCW Select Equities Funds have been increased, while reducing the allocation to TCW Relative Value Large Cap Fund. In Fixed Income, small positions were initiated in both TCW Emerging Markets Bond and MetWest High Yield Bond Funds during the year.

The past year has been marked by volatility and uncertainty as the major themes for both equity and fixed income asset classes. The year started off strong as the economy and earnings continued to show strong growth. Then the world was turned upside down in March as the global pandemic hit the world, resulting in unprecedented shutdown of many economies around the world. Uncertainty on how this was going to play out was the main driving force and pushed investors to safety, where they could find it. U.S. Treasury yields dropped to historic lows as the Federal Reserve stepped in by flooding the market with liquidity. Equity markets tanked around the world, as a shutdown in the economy had investors worried about what all this means and depth of damage this could cause. There was a strong rebound from the lows in March on hope that we had the virus under control and that we were going to quickly find a vaccine and get back to normal. The strong rally from March pushed many of the equity indexes into the positive for the year along with fixed income indexes. As we approached October, once again a renewed surge in Covid-19 cases both in the U.S. and in Europe, the inability of the White House and Congress to reach an agreement on further fiscal stimulus, and uncertainty surrounding the outcome of the U.S. presidential election weighed on markets. Concerns over the impact of renewed shutdown measures overshadowed what was generally more positive macroeconomic data, including a 7.4% jump in 3Q GDP and continued strength in the housing market with record high homebuilder confidence driven by low mortgage rates and tight inventory. Notably however, the pace of labor market recovery in the U.S. continued to moderate and is a potential headwind to growth. Global indices were under substantial pressure during the month as partial national shutdowns were announced in France and Germany while further restrictions across Europe seemed increasingly likely in the face of mounting Covid-19 cases. Commodities were also impacted, highlighted by a roughly 11% drop in WTI oil given global demand concerns. Against this backdrop, U.S. equities experienced a second consecutive month of declines. Meanwhile, U.S. Treasury rates rose across the curve,

7

TCW Conservative Allocation Fund

Management Discussions (Continued)

with the 10-Year yield. Corporate credit was remarkably resilient in the face of rising COVID fears and equity volatility, tightening by 10 bps as the search for yielding assets remained the prevailing driver of spread performance.

Looking forward we are cautiously opportunistic with both equities and fixed income, although uncertainty associated with the outcome of the U.S. presidential election is likely to weigh on markets depending upon the length of delay in determining the winner. A Biden victory and a split congress could lead to further upside for stocks in the form of more stimulus and a vaccine in 2021. The resurgence in Covid-19 cases complicates the economy reopening process, but development of an effective vaccine would certainly boost economic growth prospects over the next 12 months, especially in the U.S. Focusing on stock fundamentals, we are heartened by 3Q earnings results, which have generally come in stronger than expected with EPS declining approximately 11% (72% of S&P companies having reported) rather than by the 15-20% anticipated by some strategists just several months ago. Within Fixed Income, our allocation remained defensive as we continued overweight shorter duration and higher quality. Specifically the fund remains overweight both high grade corporate and agency MBS bonds.

8

TCW Conservative Allocation Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2020(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Conservative Allocation Fund
Class I (Inception: 11/16/2006)	8.19%	6.13%	5.27%	5.81%	5.43%
Class N (Inception: 11/16/2006)	7.85%	5.79%	4.86%	5.42%	5.15%
40% S&P 500 Index/60% Bloomberg Barclays U.S. Aggregate Bond Index	8.25%	7.60%	7.36%	7.49%	6.38%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

9

TCW Global Real Estate Fund

Management Discussions

For the year ended October 31, 2020, the TCW Global Real Estate Fund (the “Fund”) generated returns of 1.15% and 0.94% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the S&P Global REIT Index, had a negative return of (22.02)% over the same period.

On an attribution basis, the Fund’s outperformance relative to its benchmark during the period was predominantly driven by sector allocation and stock selection. From a relative standpoint, the Fund’s largest sector overweight was in Real Estate Operating Companies (average weight of 5.43% and up 31.68% for the Fund vs. average weight of 0.00% for the index), which benefitted performance. The Fund’s largest sector underweight was in Retail REITs (average weight of 3.49% and down 47.87% for the Fund vs. average weight of 16.46% and down 44.08% for the index), which helped performance. From a stock selection perspective, positive contributors included Extended Stay America (STAY) and Front Yard Residential(RESI). Conversely, notable detractors from performance included Ready Capital (RC) and Hudson Pacific (HPP).

U.S. stocks advanced 9.70% for the 12 months ending in October 2020 (S&P 500 Total Return Index). The results were quite stunning given the unprecedented turmoil experienced by the U.S. economy stemming from the COVID-19 pandemic, uncertainty surrounding the U.S. election, elevated levels of debt, historic levels of unemployment, and near record market valuations. At the time of this writing, we are edging closer to the end of the year and markets feel exuberant as investors look forward to the reopening of the economy driven by the prospects of highly effective vaccines. U.S. macroeconomic data continued to be quite positive, with a 7.4% jump in 3Q GDP (quarter-on-quarter) largely offsetting the prior quarter’s 9.0% decline. In addition, the labor market showed further signs of healing, as the unemployment rate moved lower to just under 8%, while initial and continuing unemployment claims data are largely improving. In fact, over the five-month period from May through September, the U.S. economy recovered just over half of the jobs lost in March and April.

Global REIT indices, by contrast, underperformed the broader markets (as measured by the MSCI World Index) by 20.13% through October 31, 2020. In order to understand the dramatic variance between equities and real estate, it is important to consider a few factors. First, a larger portion of the real estate market was impacted by the pandemic. The office space, for example, declined materially in valuation as corporations and individuals changed their behaviors in ways that may become more permanent in nature. There is debate around how disrupted the office sector will be as we recover, and, accordingly, valuations have embedded a larger spread to compensate for this uncertainty. Other sectors, like retail, may also be impaired as online platforms continue to take share. As consumption patterns changed, trends that were in place before the pandemic seem to have dramatically accelerated. Second, the broader markets were not only less impacted, but many key constituents actually benefitted from the pandemic. The largest holdings within the MSCI World Index, for example, are companies like Apple, Microsoft, Amazon, Facebook, and Alphabet. Arguably, these behemoths have become even more valuable in a post-Covid world as they continue to gain share in their respective industries and provide significant value to their consumers. Many of these companies increased in price by 20% to nearly 50% year to date. Third, as a consequence of the pandemic, a massive amount of stimulus has been provided by governments and central banks. This monetary and fiscal largesse has artificially suppressed yields to accommodate a recovery. While low yields should be supportive for both real estate and equities alike, capital has clearly preferred areas perceived as more resilient, safe and stable (such as technology and consumer staples) over real estate.

10

TCW Global Real Estate Fund

Management Discussions (Continued)

Our strategy for navigating the current environment remains largely unchanged. We source most of our holdings from two separate pools. The first is in underappreciated, undervalued companies that could benefit from a change in sentiment. The issues facing these businesses are typically transitory and the discount is largely unfounded when viewed on a longer time horizon. The second set is in the quality franchises which exhibit high barriers to entry and sustainably generate strong cash flows. These companies generally also have an ability to invest capital at high rates of return and typically will compound capital at a pace that exceeds that of their peers. While in prior years the portfolio was more heavily weighted towards the second set of high quality companies, we have found more compelling opportunities this year in the first group of value companies. In last year’s letter we mentioned that we would not be taking risks by owning lower-quality businesses at lower valuations because we believed that risk was not appropriately priced at the time. This year, as we navigated through the year, we cycled out of some of our more fully valued “quality” holdings into more misunderstood value names at very deep discounts. We believe the disruption caused by the pandemic remains pronounced and that the dispersion in company valuations is still very high. This creates a great opportunity for active stock selection.

11

TCW Global Real Estate Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2020(1)
	1 Yr Return	3 Yr Return	5 Yr Return	Inception to Date
TCW Global Real Estate Fund
Class I (Inception: 12/01/2014)	1.15%	5.38%	5.30%	4.35%
Class N (Inception: 12/01/2014)	0.94%	5.23%	5.23%	4.27%
S&P Global REIT Index	(22.02)%	(0.79)%	1.58%	1.66%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

12

TCW New America Premier Equities Fund

Management Discussions

For the fiscal year that ended October 31, 2020, the TCW New America Premier Equities Fund (the “Fund”) returned 12.31% and 12.02% on the I Class and N Class shares. The Fund’s benchmark, the Russell 1000 Index, returned 10.87% over the same period.

The Fund’s performance benefited from investments in Microsoft Corp., Danaher Corp., and The Trade Desk Inc. The Fund’s performance was negatively impacted by investments in Motorola Solutions Inc., TransDigm Group Inc. and Fiserv, Inc.

As we have indicated in the past we eschew a reliance on macroeconomic forecasts and projections of the future direction of markets — our view is that these factors are unknowable. We therefore focus on what we think is knowable. We believe that a careful assessment of investment opportunities at the security level will provide us, in some cases, with a high probability view of the future free cash flows of a business. Risk-adjusted cash flow steam is a key determinant of the future returns of an investment and therefore a key determinant of the portfolio’s future returns. We believe that we have made good decisions in this respect and that the portfolio of companies is built to weather most market environments.

Investment Philosophy

The Fund seeks to outperform the broad U.S. indices in both rising and falling markets with less risk and volatility. We seek to accomplish this objective by investing in a concentrated portfolio of businesses that carefully manage their environmental and social resources and that employ best in class corporate governance practices. We invest in businesses that have high barriers to entry, are stable, generate substantial free cash flow and are managed by prudent leaders.

Risk control: Our primary objective, as stewards of your capital, is to control risk while seeking attractive returns. We control risk in a unique manner; initially we apply our proprietary ESG quantitative framework to identify better managed businesses that have lower quantifiable and unquantifiable risks. Subsequently we hone our efforts on those businesses that we believe operate in stable industries with attractive industry structures, businesses that produce products that are critical to their customers, and businesses that we believe are led by proven, appropriately incentivized leaders. We endeavor to further control valuation risk by purchasing securities at attractive prices relative to the current free cash flow generation of the businesses. We believe that businesses that fit our profile produce fairly stable cash flow streams and are less prone to macroeconomic fluctuations, competitive pressures and valuation risks.

Consistency: It is also our objective to deliver a consistently positive outcome. We would view outsized outperformance in one year and poor performance in the subsequent year as a poor outcome for our clients. Our bottoms up investment process is focused on selecting undervalued businesses that we believe should perform well in most market environments and hold up well in negative periods. We believe consistency in approach and consistency in outcome gives us the best chance of minimizing a left tail outcome in any given year. It is our view that if we can consistently deliver above average risk-adjusted performance over a long period of time the outcome likely would be outperformance relative to our peers over the full period. That is our goal.

Environmental, Social, Governance Analysis: Traditional fundamental analysis does not capture risks associated with managing environmental resources nor does it assess the performance of businesses from the perspective of resource efficiency. Traditional analysis does not typically assess the risks associated with

13

TCW New America Premier Equities Fund

Management Discussions (Continued)

a heterogeneous workforce nor does it assess the competence, quality and engagement level of the Board of Directors. Our investment framework not only pays close attention to these issues, we quantify, score, and rank companies and exclude businesses based on these risk factors.

While those risks are not quantified through traditional financial analysis, we have found a significant correlation between companies that manage their resources prudently and businesses that sport strong financial metrics. Businesses that meet our rigorous ESG performance requirements typically have higher free cash flow yields, higher total yields, higher margins and lower levels of financial leverage.

Focus on Dominant, Predictable Businesses with High Barriers to Entry: In the long run the investment performance of a portfolio is inextricably linked to the underlying performance of the earnings and cash flows of the businesses comprising the portfolio. We believe one of the greatest risks in investing is valuing a business based on an erroneous view of the future free cash flows of the business. Such a circumstance results in an investor typically overpaying for a business and therefore generating a poor return on the investment.

In fast growing businesses or in industries that are undergoing rapid changes it is extraordinarily difficult and often dangerous to make an investment in a business when the long-term cash generation potential of the enterprise has a wide spectrum of outcomes. We seek to avoid companies and industries that are undergoing rapid changes.

What we do seek, however, are stable businesses that have dominant market positions, and whose long-term cash flows we believe can be predicted reasonably well. The qualitative characteristics that we seek, including attractive industry structures, pricing power and dominant market positions, make us confident in our forecast of the future cash flows of the businesses and therefore provide greater confidence that our valuation of the business is reasonably accurate.

The famed value investor Benjamin Graham once said, “In the short run, the market is a voting machine but in the long run, it is a weighing machine.” Our view is that the market weighs cash flows and in order to consistently purchase a security for less than what it is worth, one should have high confidence in the future free cash flows of a business.

Thank you for joining us as fellow shareholders in the TCW New America Premier Equities Fund. We will continue to work hard to justify your confidence in us.

14

TCW New America Premier Equities Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2020(1)
	1 Yr Return	3 Yr Return	Inception to Date
TCW New America Premier Equities Fund
Class I (Inception: 02/01/2016)	12.31%	16.35%	20.74%
Class N (Inception: 02/01/2016)	12.02%	16.19%	20.63%
Russell 1000 Index	10.87%	10.63%	14.11%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

15

TCW Relative Value Dividend Appreciation Fund

Management Discussions

For the year ended October 31, 2020, the TCW Relative Value Dividend Appreciation Fund (the “Fund”) posted a return of -8.71% and -8.88% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned -7.57% over the same period.

Market Outlook

Former Vice President Joe Biden has been duly elected the 46th president of the U.S. There will be legal challenges but thus far all are without merit. The base case is for the House to hold its Democratic majority and the Senate to remain in the hands of the Republicans. Counting an overwhelming number of absentee ballots continues and finalized numbers may be weeks away. Neither of the Georgia Senate candidates received 50% of the votes. As such, the special election occurs in January. Should both seats be won by Democratic candidates, the chamber will be evenly split 50-50 with the deciding vote (in the event of a tie) going to Vice President-elect Kamala Harris.

The U.S. economy is showing marked signs of improvement. Approximately one-half of the 22 million jobs lost in March and April have been regained. Initial jobless claims are at the lowest level of crisis and have stabilized in the 700,000-800,000 range. The unemployment rate dropped one full percentage point over the last month and now rests at 6.9% at October 31, down from its cycle peak of nearly 15% at April 30. Personal income rose 0.9% month-over-month in September as employers raised wages. Housing data are strong, auto sales (after falling precipitously in April) have surged to a 16+ million seasonally adjusted annual rate, and manufacturing has rebounded noticeably after contracting in the second quarter. The ISM Manufacturing Purchasing Managers Index (PMI) and ISM Manufacturing PMI Business New Orders levels spiked noticeably higher in October while the Chicago PMI topped expectations. There was a big upward revision to 2Q20 productivity (a much underappreciated metric) to a 10.1% quarter over quarter annual rate and to 2.8% year over year rate versus preliminary figures of 7.3% and 2.2%, respectively. Per Nancy Lazar of Cornerstone Macro, “Productivity gains boost profit margins ... and is a key driver for potential GDP growth.” The economy did indeed rebound strongly in the third quarter (emerging from recession), and estimates call for 2-4% growth in 4Q and 3-4% in 2021. With most S&P 500 companies having reported, nearly 80% have beaten estimates and guidance has been good enough for analysts to maintain double-digit growth in 2021 dominated by a cyclical resurgence. Finally, consumer confidence is strengthening with both the Conference Board and University of Michigan indices on the upswing.

The global economy still faces near-term headwinds. Rising COVID-19 cases in Germany, France, Belgium, and the UK have forced second lockdowns in those countries while U.S. daily cases have topped 100,000. However, on November 9, pharmaceutical companies Pfizer and BioNTech working in concert announced that their vaccine candidate trials have proved more than 90% effective. The two stated they could produce enough doses to vaccinate 650 million people by the end of 2021. Then on November 16, Moderna announced its vaccine candidate showed 94.5% effectiveness in its Phase 3 clinical trial. Other companies still show promise including Johnson & Johnson, Sanofi, and Novavax.

Global monetary and fiscal stimulus to fight COVID-19 has been stupendous. The combination of the two stimuli from the onset through November could ultimately equal $27 trillion and constitute nearly one-third of global GDP. In its last meeting before the election, the Federal Reserve Board in October held firm to prior communiques of a new long-term policy of keeping interest rates near zero for the foreseeable future (“at least three years”) until the U.S. returns to maximum employment and 2% inflation. Its current

16

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

guidance about purchases is entirely open-ended on the upside and limited on the downside (in its commitment to buy “at least at the current pace to sustain smooth market functioning and help foster accommodative financial conditions”). While Fed Chair Powell has been adamant that the economy needs more fiscal support, a mega stimulus bill is unlikely under a split Congress.

Mr. Biden will have the “power of the pulpit,” better international and trade relations, a coordinated health care effort, and the staffing of essential government agencies and national laboratories that have been ignored or worse. The Democratic win will almost certainly come with increased regulation but under a “moderate” banner. While taxes are unlikely to be raised, there will be less fiscal stimulus. As President, Mr. Biden can rejoin the Paris Climate Accord but will need to use executive action to up environmental standards. Big tech and others face a rocky road over the next few years with some companies (such as Facebook, Google, and Amazon), facing increased scrutiny for anti-trust issues. Health care stocks in general have languished over the last few months but it is difficult to see an environment where good, accessible healthcare is not deemed essential.

Value was on the cusp of outperforming in 2020 until the COVID-19 lid got put on top of the change in factors. The current dynamics of 1) extreme two standard deviation valuation disparities between growth and value, 2) the beginning of a new economic cycle post the current recession, 3) the most concentrated Russell 1000 Growth Index ever and one of the most concentrated S&P 500 Indices, and 4) the unprecedented fiscal and monetary stimulus all should help drive value’s outperformance. Since 1948, based on the S&P 500, Democratic presidents have overseen 75% better returns, on average, versus their Republican counterparts.

The portfolio remains attractively valued and poised for growth. While some exuberance has been tempered, the Relative Value Dividend Appreciation Fund two-year annualized projected consensus EPS growth rate of nearly 15% (as of October 31) is in line with the S&P 500 and Russell 1000 Value indices, yet its valuations are significantly less than both. The relative valuations and mid-teens growth potential underscore the “Search for Value Poised for Growth” Relative Value investment philosophy. We believe the seeds of great opportunity are being sown today and thank you for your continued confidence in our time-tested disciplined philosophy, process, and team.

Fund Review

Over the course of the one-year period ending October 31, 2020, the Fund’s top ten holdings by average weight outperformed the portfolio and its benchmark index returning -2.1%, on average, led by UPS, Maxim Integrated Products, and AES. The Fund’s Materials names were the best performers, returning 26.5% and outperforming the group gain of 8.8% led in large part to Freeport-McMoRan and secondarily Corteva and DuPont. AES highlighted in Utilities where the portfolio’s names bested their peers 10.1% versus -0.6%, while Lennar, Target, and Whirlpool led to the outperformance in Consumer Discretionary with the names in the sector gaining 8.9% versus the group’s modest rise of 0.7%. The portfolio also benefited from stock selection in Information Technology and Consumer Staples led by Maxim Integrated Products and ConAgra. On the downside, the portfolio’s Health Care holdings were the biggest detractors, returning 0.3% lagging the group move of 10.5% due largely to Johnson & Johnson and to a lesser extent AbbVie and Novartis. AT&T was largely responsible for the underperformance in Communication Services where the portfolio’s stocks returned -15.7%, trailing their peers’ decline of -3.6%. AIG, Citigroup, and Zions Bancorporation were the biggest laggards in Financials with the portfolio’s holdings underperforming

17

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

-22.9% versus -17.9%. AIG was completely sold during the one-year period. With respect to sector weightings, the portfolio benefited due largely to the overweight in Information Technology and underweight in Real Estate. The overweight in Energy detracted.

	Annualized Total Return as of October 31, 2020(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date	Inception Index
TCW Relative Value Dividend Appreciation Fund
Class I (Inception: 11/01/2004)	(8.71)%	(0.59)%	3.53%	8.43%	5.90%	6.77%
Class N (Inception: 09/19/1986)	(8.88)%	(0.81)%	3.31%	8.15%	8.33%	9.58%
Russell 1000 Value Index	(7.57)%	1.94%	5.82%	9.48%

6.77

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

18

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2020, the TCW Relative Value Large Cap Fund (the “Fund”) posted a return of -7.02% and -7.17% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned -7.57% over the same period.

Market Outlook

Former Vice President Joe Biden has been duly elected the 46th president of the U.S. There will be legal challenges but thus far all are without merit. The base case is for the House to hold its Democratic majority and the Senate to remain in the hands of the Republicans. Counting an overwhelming number of absentee ballots continues and finalized numbers may be weeks away. Neither of the Georgia Senate candidates received 50% of the votes. As such, the special election occurs in January. Should both seats be won by Democratic candidates, the chamber will be evenly split 50-50 with the deciding vote (in the event of a tie) going to Vice President-elect Kamala Harris.

The U.S. economy is showing marked signs of improvement. Approximately one-half of the 22 million jobs lost in March and April have been regained. Initial jobless claims are at the lowest level of crisis and have stabilized in the 700,000-800,000 range. The unemployment rate dropped one full percentage point over the last month and now rests at 6.9% at October 31, down from its cycle peak of nearly 15% at April 30. Personal income rose 0.9% month-over-month in September as employers raised wages. Housing data are strong, auto sales (after falling precipitously in April) have surged to a 16+ million seasonally adjusted annual rate, and manufacturing has rebounded noticeably after contracting in the second quarter. The ISM Manufacturing Purchasing Managers Index (PMI) and ISM Manufacturing PMI Business New Orders levels spiked noticeably higher in October while the Chicago PMI topped expectations. There was a big upward revision to 2Q20 productivity (a much underappreciated metric) to a 10.1% quarter over quarter annual rate and to 2.8% year over year rate versus preliminary figures of 7.3% and 2.2%, respectively. Per Nancy Lazar of Cornerstone Macro, “Productivity gains boost profit margins ... and is a key driver for potential GDP growth.” The economy did indeed rebound strongly in the third quarter (emerging from recession), and estimates call for 2-4% growth in 4Q and 3-4% in 2021. With most S&P 500 companies having reported, nearly 80% have beaten estimates and guidance has been good enough for analysts to maintain double-digit growth in 2021 dominated by a cyclical resurgence. Finally, consumer confidence is strengthening with both the Conference Board and University of Michigan indices on the upswing.

The global economy still faces near-term headwinds. Rising COVID-19 cases in Germany, France, Belgium, and the UK have forced second lockdowns in those countries while U.S. daily cases have topped 100,000. However, on November 9, pharmaceutical companies Pfizer and BioNTech working in concert announced that their vaccine candidate trials have proved more than 90% effective. The two stated they could produce enough doses to vaccinate 650 million people by the end of 2021. Then on November 16, Moderna announced its vaccine candidate showed 94.5% effectiveness in its Phase 3 clinical trial. Other companies still show promise including Johnson & Johnson, Sanofi, and Novavax.

Global monetary and fiscal stimulus to fight COVID-19 has been stupendous. The combination of the two stimuli from the onset through November could ultimately equal $27 trillion and constitute nearly one-third of global GDP. In its last meeting before the election, the Federal Reserve Board in October held firm to prior communiques of a new long-term policy of keeping interest rates near zero for the foreseeable future (“at least three years”) until the U.S. returns to maximum employment and 2% inflation. Its current

19

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

guidance about purchases is entirely open-ended on the upside and limited on the downside (in its commitment to buy “at least at the current pace to sustain smooth market functioning and help foster accommodative financial conditions”). While Fed Chair Powell has been adamant that the economy needs more fiscal support, a mega stimulus bill is unlikely under a split Congress.

Mr. Biden will have the “power of the pulpit,” better international and trade relations, a coordinated health care effort, and the staffing of essential government agencies and national laboratories that have been ignored or worse. The Democratic win will almost certainly come with increased regulation but under a “moderate” banner. While taxes are unlikely to be raised, there will be less fiscal stimulus. As President, Mr. Biden can rejoin the Paris Climate Accord but will need to use executive action to up environmental standards. Big tech and others face a rocky road over the next few years with some companies (such as Facebook, Google, and Amazon), facing increased scrutiny for anti-trust issues. Health care stocks in general have languished over the last few months but it is difficult to see an environment where good, accessible healthcare is not deemed essential.

Value was on the cusp of outperforming in 2020 until the COVID-19 lid got put on top of the change in factors. The current dynamics of 1) extreme two standard deviation valuation disparities between growth and value, 2) the beginning of a new economic cycle post the current recession, 3) the most concentrated Russell 1000 Growth Index ever and one of the most concentrated S&P 500 Indices, and 4) the unprecedented fiscal and monetary stimulus all should help drive value’s outperformance. Since 1948, based on the S&P 500, Democratic presidents have overseen 75% better returns, on average, versus their Republican counterparts.

The portfolio remains attractively valued and poised for growth. While some exuberance has been tempered, the Relative Value Large Cap Fund two-year annualized projected consensus EPS growth rate of nearly 20% (as of October 31) is 25%+ higher than both the S&P 500 and Russell 1000 Value indices. There is a lot of earnings power in the portfolio which is starting to be recognized, although it is never a straight line. This higher growth potential versus the value benchmark while simultaneously trading at a material discount to benchmark indices underscores the “Search for Value Poised for Growth” Relative Value investment philosophy. We believe the seeds of great opportunity are being sown today and thank you for your continued confidence in our time-tested disciplined philosophy, process, and team.

Fund Review

Over the course of the one-year period ending October 31, 2020, the Fund’s top ten holdings by average weight outperformed the portfolio and its benchmark index returning 0.5%, on average, led by Molina Healthcare, Lennar, and AES. The Fund’s Materials names were the best relative performers returning 36.3% versus the group gain of 8.8%, led in large part to Freeport-McMoRan and secondarily Corteva and DuPont. ConAgra’s strong gain led to the outperformance in Consumer Staples where the portfolio’s names in the sector bested their peers 13.7% versus 3.9%. The portfolio also benefited from stock selection in Information Technology with solid returns from Broadcom, Flex, and ON Semiconductor while AES highlighted in Utilities. One additional notable contributor was UPS in Industrials. On the downside, the portfolio’s Communication Services stocks were the biggest detractors returning -14.6%, lagging the group decline of -3.6% due to Discovery and AT&T. General Electric, Textron, and Terex were largely responsible for the underperformance in Industrials where its names returned -7.9% versus their peers’ loss of -2.4%. To a lesser extent, the portfolio’s Financials and Consumer Discretionary names detracted with AIG,

20

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

Citigroup, Bed Bath & Beyond, and Dana the most notable laggards. Terex, AIG, Bed Bath & Beyond, and Dana were each completely sold during the one-year period. With respect to sector weightings, the portfolio benefited noticeably due to the overweight in Information Technology and underweights in Financials and Real Estate. The underweight in Consumer Staples detracted.

	Annualized Total Return as of October 31, 2020(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date	Inception Index
TCW Relative Value Large Cap Fund
Class I (Inception: 01/02/2004)	(7.02)%	(1.56)%	3.54%	8.29%	6.22%	6.87%
Class N (Inception: 01/02/1998)	(7.17)%	(1.76)%	3.33%	8.05%	5.51%	6.50%
Russell 1000 Value Index	(7.57)%	1.94%	5.82%	9.48%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

21

TCW Relative Value Mid Cap Fund

Management Discussions

For the year ended October 31, 2020, the TCW Relative Value Mid Cap Fund (the “Fund”) posted a return of -8.07% and -8.18% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Value Index, returned -6.94% over the same period.

Market Outlook

Former Vice President Joe Biden has been duly elected the 46th president of the U.S. There will be legal challenges but thus far all are without merit. The base case is for the House to hold its Democratic majority and the Senate to remain in the hands of the Republicans. Counting an overwhelming number of absentee ballots continues and finalized numbers may be weeks away. Neither of the Georgia Senate candidates received 50% of the votes. As such, the special election occurs in January. Should both seats be won by Democratic candidates, the chamber will be evenly split 50-50 with the deciding vote (in the event of a tie) going to Vice President-elect Kamala Harris.

The U.S. economy is showing marked signs of improvement. Approximately one-half of the 22 million jobs lost in March and April have been regained. Initial jobless claims are at the lowest level of crisis and have stabilized in the 700,000-800,000 range. The unemployment rate dropped one full percentage point over the last month and now rests at 6.9% at October 31, down from its cycle peak of nearly 15% at April 30. Personal income rose 0.9% month-over-month in September as employers raised wages. Housing data are strong, auto sales (after falling precipitously in April) have surged to a 16+ million seasonally adjusted annual rate, and manufacturing has rebounded noticeably after contracting in the second quarter. The ISM Manufacturing Purchasing Managers Index (PMI) and ISM Manufacturing PMI Business New Orders levels spiked noticeably higher in October while the Chicago PMI topped expectations. There was a big upward revision to 2Q20 productivity (a much underappreciated metric) to a 10.1% quarter over quarter annual rate and to 2.8% year over year rate versus preliminary figures of 7.3% and 2.2%, respectively. Per Nancy Lazar of Cornerstone Macro, “Productivity gains boost profit margins ... and is a key driver for potential GDP growth.” The economy did indeed rebound strongly in the third quarter (emerging from recession), and estimates call for 2-4% growth in 4Q and 3-4% in 2021. With most S&P 500 companies having reported, nearly 80% have beaten estimates and guidance has been good enough for analysts to maintain double-digit growth in 2021 dominated by a cyclical resurgence. Finally, consumer confidence is strengthening with both the Conference Board and University of Michigan indices on the upswing.

The global economy still faces near-term headwinds. Rising COVID-19 cases in Germany, France, Belgium, and the UK have forced second lockdowns in those countries while U.S. daily cases have topped 100,000. However, on November 9, pharmaceutical companies Pfizer and BioNTech working in concert announced that their vaccine candidate trials have proved more than 90% effective. The two stated they could produce enough doses to vaccinate 650 million people by the end of 2021. Then on November 16, Moderna announced its vaccine candidate showed 94.5% effectiveness in its Phase 3 clinical trial. Other companies still show promise including Johnson & Johnson, Sanofi, and Novavax.

Global monetary and fiscal stimulus to fight COVID-19 has been stupendous. The combination of the two stimuli from the onset through November could ultimately equal $27 trillion and constitute nearly one-third of global GDP. In its last meeting before the election, the Federal Reserve Board in October held firm to prior communiques of a new long-term policy of keeping interest rates near zero for the foreseeable future (“at least three years”) until the U.S. returns to maximum employment and 2% inflation. Its current

22

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

guidance about purchases is entirely open-ended on the upside and limited on the downside (in its commitment to buy “at least at the current pace to sustain smooth market functioning and help foster accommodative financial conditions”). While Fed Chair Powell has been adamant that the economy needs more fiscal support, a mega stimulus bill is unlikely under a split Congress.

Mr. Biden will have the “power of the pulpit,” better international and trade relations, a coordinated health care effort, and the staffing of essential government agencies and national laboratories that have been ignored or worse. The Democratic win will almost certainly come with increased regulation but under a “moderate” banner. While taxes are unlikely to be raised, there will be less fiscal stimulus. As President, Mr. Biden can rejoin the Paris Climate Accord but will need to use executive action to up environmental standards. Big tech and others face a rocky road over the next few years with some companies (such as Facebook, Google, and Amazon), facing increased scrutiny for anti-trust issues. Health care stocks in general have languished over the last few months but it is difficult to see an environment where good, accessible healthcare is not deemed essential.

Value was on the cusp of outperforming in 2020 until the COVID-19 lid got put on top of the change in factors. The current dynamics of 1) extreme two standard deviation valuation disparities between growth and value, 2) the beginning of a new economic cycle post the current recession, 3) the most concentrated Russell Midcap Growth Index since the end of 2000, and 4) the unprecedented fiscal and monetary stimulus all should help drive value’s outperformance. Since 1948, based on the S&P 500, Democratic presidents have overseen 75% better returns, on average, versus their Republican counterparts.

The portfolio remains attractively valued and poised for growth. While some exuberance has been tempered, the Relative Value Mid Cap Fund two-year annualized projected consensus EPS growth rate of 22.5% (as of October 31) is over 80% higher than the Russell Midcap Value Index. There is a lot of earnings power in the portfolio which is starting to be recognized, although it is never a straight line. This higher growth potential versus the value benchmark while simultaneously trading at a material discount to the benchmark underscores the “Search for Value Poised for Growth” Relative Value investment philosophy. We believe the seeds of great opportunity are being sown today and thank you for your continued confidence in our time-tested disciplined philosophy, process, and team.

Fund Review

Over the course of the one-year period ending October 31, 2020, the Fund’s top ten holdings by average weight outperformed the portfolio and its benchmark index returning 6.0%, on average, led by Molina Healthcare, Maxim Integrated Products, Flex, and Lennar. The Fund’s Utilities names were the best relative performers returning 10.4% versus the group decline of -5.8% led by AES. ConAgra and Hain Celestial led to the outperformance in Consumer Staples where the portfolio’s names in the sector bested their peers 17.3% versus 3.3%. The portfolio also benefited from stock selection in Information Technology with solid returns from Maxim Integrated Products, Nuance Communications, and Flex while Freeport-McMoRan and Corteva highlighted in Materials. On the downside, the portfolio’s Industrials were the biggest detractors returning -17.0% lagging the group’s slight gain of 1.1% due largely to Kirby and Manitowoc. Assured Guaranty and secondarily KeyCorp and Synovus Financial were responsible for the underperformance in Financials where the portfolio’s names returned -21.8% versus -15.9%. The portfolio’s Communication Services and Energy stocks also detracted due mostly to Discovery and Newpark

23

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

Resources. With respect to sector weightings, the portfolio benefited noticeably due to the underweights in Real Estate and Energy and overweights in Information Technology and Health Care. The underweight in Consumer Staples and overweight in Consumer Discretionary detracted.

	Annualized Total Return as of October 31, 2020(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date	Inception Index
TCW Relative Value Mid Cap Fund
Class I (Inception: 11/01/1996)	(8.07)%	(3.92)%	3.67%	7.37%	8.89%[2]	9.47%
Class N (Inception: 11/01/2000)	(8.18)%	(4.02)%	3.52%	7.14%	6.44%	8.69%
Russell Midcap Value Index	(6.94)%	0.86%	5.32%	9.40%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

24

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2020, the TCW Select Equities Fund (the “Fund”) returned +34.59% and +34.26% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned +29.22% over the same period.

Thanks to improving economic data and a dearth of inflation, the market continued its ascent in Fiscal 2020, with the S&P 500 finishing calendar year 2019 +31.5%. Everything abruptly changed in 1Q20, however, as economic activity seized globally due to the ongoing COVID-19 pandemic. The S&P 500 dropped 20% in 1Q20, marking the quickest retreat to a bear market in history and formally ended the longest bull market on record. The monetary policy response by the Federal Reserve was swift and aggressive. Interest rates were effectively cut to zero, additional rounds of Quantitative Easing were announced and the Fed’s balance sheet ballooned to $7 trillion. Congress passed a $2.1 trillion fiscal stimulus package and the S&P 500 bottomed on March 23, 2020. With hopes of a “V-shaped” economic recovery, the stock market recovered and matched its previous all-time high by August. Given increasing COVID-19 case counts, investor focus now turns to the severity of a potential phase two economic shutdown and how soon a vaccine will be available.

Net of expenses, the Fund outperformed for the year primarily as a result of positive security selection results. Our biggest stock contributors relative to the benchmark came from the information technology sector. Shares of ServiceNow, Inc. (NOW) moved higher amid stronger digital transformation trends. We believe the pandemic has caused many enterprises to accelerate cloud adoption and workflow automation and NOW is a key beneficiary of this secular trend. We remain positive on NOW given our belief the current share price understates the long-term earnings power and competitive position of a strong platform company gaining market share in a growing end market. Shares of The Trade Desk, Inc. (TTD) rallied due to a series of solid earnings reports, increasing investor optimism around improving programmatic advertising spending trends, as well as the accelerated transition toward digital advertising that has occurred during the pandemic. We remain constructive on shares given our belief the company’s cloud-based, programmatic advertising buying technology is best in class (enabling better ROI advertising campaigns) and TTD is well positioned to continue to take share of advertising spend across digital media.

Our biggest stock detractors during the year came from the financials and healthcare sectors. Shares of Chubb Limited (CB) moved lower as a result of a particularly challenging property and casualty insurance market. In addition to the myriad catastrophe losses over the past year, the industry has come under pressure as some states in the U.S. began exploring bills requiring insurance companies to pay for business interruptions despite explicit exclusions of coverage for virus-driven interruptions in the policies they underwrote. We have placed CB shares under review. Shares of Boston Scientific Corporation (BSX) declined as many non-urgent medical procedures utilizing BSX’s devices were delayed as a result of the ongoing pandemic. While we recognize the near-term risk to BSX’s revenue and earnings, we believe the pandemic will simply shift the procedures to later periods and sales will be recaptured in later quarters. We remain positive on BSX shares.

25

TCW Select Equities Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2020(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date	Inception Index
TCW Select Equities Fund
Class I (Inception: 07/01/1991)	34.59%	21.71%	16.21%	15.60%	11.17%[2]	10.35%
Class N (Inception: 03/01/1999)	34.26%	21.45%	15.95%	15.30%	8.04%	7.01%
Russell 1000 Growth Index	29.22%	18.77%	17.32%	16.31%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

26

TCW Artificial Intelligence Equity Fund

Schedule of Investments	October 31, 2020

Issues	Shares	Value

COMMON STOCK — 97.4% of Net Assets

Application Software — 18.6%

Adobe, Inc. (1)	647	$289,274

Alteryx, Inc. (1)	668	83,734

Anaplan, Inc. (1)	1,335	73,892

Autodesk, Inc. (1)	1,137	267,809

Bill.Com Holdings, Inc. (1)	613	61,300

Elastic NV (Netherlands) (1)	714	72,407

Salesforce.com, Inc. (1)	1,343	311,938

Splunk, Inc. (1)	1,222	242,005

Trade Desk, Inc. (The) (1)	718	406,711

Zoom Video Communications, Inc. (1)	268	123,524

		1,932,594

Automobile Manufacturers — 1.2%

Tesla Inc. (1)	332	128,829

Biotechnology — 1.7%

Alnylam Pharmaceuticals, Inc. (1)	273	33,571

Relay Therapeutics, Inc. (1)	1,316	48,613

Sarepta Therapeutics, Inc. (1)	293	39,821

SpringWorks Therapeutics, Inc. (1)	894	51,843

		173,848

Cable & Satellite — 3.5%

Altice USA, Inc. (1)	4,272	115,130

Charter Communications, Inc. (1)	412	248,774

		363,904

Communications Equipment — 0.9%

Palo Alto Networks, Inc. (1)	419	92,679

Data Processing & Outsourced Services — 7.8%

Mastercard, Inc.	519	149,804

MongoDB, Inc. (1)	608	138,910

Square, Inc. (1)	2,412	373,571

Visa, Inc.	816	148,275

		810,560

Health Care Equipment — 1.9%

Intuitive Surgical, Inc. (1)	111	74,046

STAAR Surgical Co. (1)	1,628	118,030

		192,076

Home Entertainment Software — 3.5%

Activision Blizzard, Inc.	2,285	173,043

Roku, Inc. (1)	933	188,839

		361,882

Insurance Brokers — 0.8%

GoHealth, Inc. (1)	7,550	78,218

Interactive Home Entertainment — 1.6%

Sea, Ltd. . (SP ADR) (Singapore) (1)	1,031	162,589

Issues	Shares	Value

Internet & Direct Marketing Retail — 3.3%

Amazon.com, Inc. (1)	113	$343,085

Internet Services & Infrastructure — 15.7%

Alibaba Group Holding, Ltd. (SP ADR) (China) (1)	856	260,814

Alphabet, Inc. (1)	188	303,829

Facebook, Inc. (1)	1,135	298,630

Okta, Inc. (1)	988	207,312

Snowflake, Inc. (1)	216	54,004

Tencent Holdings, Ltd. (SP ADR) (China)	2,946	224,898

Twilio, Inc. (1)	839	234,056

ZoomInfo Technologies, Inc. (1)	1,170	44,448

		1,627,991

IT Consulting & Other Services — 3.1%

Accenture PLC	367	79,606

EPAM Systems, Inc. (1)	798	246,542

		326,148

Life Sciences Tools & Services — 0.9%

NeoGenomics, Inc. (1)	2,455	96,310

Semiconductor Equipment — 7.9%

Analog Devices, Inc.	1,038	123,034

ASML Holding NV (Netherlands)	803	290,052

Lam Research Corp.	941	321,897

Texas Instruments, Inc.	578	83,573

		818,556

Semiconductors — 7.3%

Micron Technology, Inc. (1)	2,862	144,073

NVIDIA Corp.	687	344,434

QUALCOMM, Inc.	2,192	270,405

		758,912

Specialized REITs — 4.2%

American Tower Corp.	766	175,912

Equinix, Inc.	354	258,859

		434,771

Systems Software — 8.6%

Crowdstrike Holdings, Inc. (1)	1,620	200,621

Microsoft Corp.	1,475	298,643

ServiceNow, Inc. (1)	785	390,592

		889,856

Technology Hardware, Storage & Peripherals — 2.1%

Apple, Inc.	1,973	214,781

Trucking — 0.8%

Uber Technologies, Inc. (1)	2,475	82,690

See accompanying Notes to Financial Statements.

27

TCW Artificial Intelligence Equity Fund

Schedule of Investments (Continued)

Issues	Shares	Value

Wireless Telecommunication Services — 2.0%

T-Mobile US, Inc. (1)	1,845	$202,157

Total Common Stock

(Cost: $7,537,054)		10,092,436

MONEY MARKET INVESTMENTS — 2.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (2)	258,811	258,811

Total Money Market Investments

(Cost: $258,811)		258,811

Total Investments (99.9%)

(Cost: $7,795,865)		10,351,247

Excess of Other Assets over Liabilities (0.1%)		13,290

Net Assets (100.0%)		$10,364,537

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2020.

See accompanying Notes to Financial Statements.

28

TCW Artificial Intelligence Equity Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Application Software	18.6%
Automobile Manufacturers	1.2
Biotechnology	1.7
Cable & Satellite	3.5
Communications Equipment	0.9
Data Processing & Outsourced Services	7.8
Health Care Equipment	1.9
Home Entertainment Software	3.5
Insurance Brokers	0.8
Interactive Home Entertainment	1.6
Internet & Direct Marketing Retail	3.3
Internet Services & Infrastructure	15.7
IT Consulting & Other Services	3.1
Life Sciences Tools & Services	0.9
Semiconductor Equipment	7.9
Semiconductors	7.3
Specialized REITs	4.2
Systems Software	8.6
Technology Hardware, Storage & Peripherals	2.1
Trucking	0.8
Wireless Telecommunication Services	2.0
Money Market Investments	2.5

Total	99.9%

See accompanying Notes to Financial Statements.

29

TCW Artificial Intelligence Equity Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Application Software	$1,932,594	$—	$—	$1,932,594
Automobile Manufacturers	128,829	—	—	128,829
Biotechnology	173,848	—	—	173,848
Cable & Satellite	363,904	—	—	363,904
Communications Equipment	92,679	—	—	92,679
Data Processing & Outsourced Services	810,560	—	—	810,560
Health Care Equipment	192,076	—	—	192,076
Home Entertainment Software	361,882	—	—	361,882
Insurance Brokers	78,218	—	—	78,218
Interactive Home Entertainment	162,589	—	—	162,589
Internet & Direct Marketing Retail	343,085	—	—	343,085
Internet Services & Infrastructure	1,627,991	—	—	1,627,991
IT Consulting & Other Services	326,148	—	—	326,148
Life Sciences Tools & Services	96,310	—	—	96,310
Semiconductor Equipment	818,556	—	—	818,556
Semiconductors	758,912	—	—	758,912
Specialized REITs	434,771	—	—	434,771
Systems Software	889,856	—	—	889,856
Technology Hardware, Storage & Peripherals	214,781	—	—	214,781
Trucking	82,690	—	—	82,690
Wireless Telecommunication Services	202,157	—	—	202,157

Total Common Stock	10,092,436	—	—	10,092,436

Money Market Investments	258,811	—	—	258,811

Total Investments	$10,351,247	$—	$—	$10,351,247

See accompanying Notes to Financial Statements.

30

TCW Conservative Allocation Fund

Schedule of Investments	October 31, 2020

Issues	Shares	Value

EXCHANGE-TRADED FUNDS — 1.8% of Net Assets

iShares MSCI EAFE Index Fund	11,160	$685,113

Total Exchange-Traded Funds

(Cost: $725,446)		685,113

INVESTMENT COMPANIES — 96.5%

Diversified Equity Funds — 39.7%

TCW Global Real Estate Fund — I Class (1)	142,238	1,574,569

TCW New America Premier Equities Fund — I Class (1)	267,698	6,060,688

TCW Relative Value Large Cap Fund — I Class (1)	185,442	2,010,196

TCW Relative Value Mid Cap Fund — I Class (1)	17,012	321,524

TCW Select Equities Fund — I Class (1)	140,450	4,793,572

		14,760,549

Diversified Fixed Income Funds — 56.8%

Metropolitan West High Yield Bond Fund — I Class (1)	39,090	401,061

Metropolitan West Low Duration Bond Fund — I Class (1)	214,517	1,904,908

Metropolitan West Total Return Bond Fund — I Class (1)	481,327	5,568,955

Metropolitan West Unconstrained Bond Fund — I Class (1)	596,194	7,094,712

Issues	Shares	Value

Diversified Fixed Income Funds (Continued)

TCW Emerging Markets Income Fund — I Class (1)	46,908	$371,977

TCW Global Bond Fund — I Class (1)	86,742	924,670

TCW Total Return Bond Fund — I Class (1)	462,246	4,835,096

		21,101,379

Total Investment Companies

(Cost: $31,719,318)		35,861,928

MONEY MARKET INVESTMENTS — 1.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (2)	552,609	552,609

Total Money Market Investments

(Cost: $552,609)		552,609

Total Investments (99.8%)

(Cost: $32,997,373)		37,099,650

Excess of Other Assets over Liabilities (0.2%)		66,998

Net Assets (100.0%)		$37,166,648

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2020.

See accompanying Notes to Financial Statements.

31

TCW Conservative Allocation Fund

Schedule of Investments (Continued)

The summary of the TCW Conservative Allocation Fund transactions in the affiliated funds for the year ended October 31, 2020 is as follows:

Name of Affiliated Fund	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Number of Shares Held October 31, 2020	Value at October 31, 2020	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain/(Loss) on Investments	Net change in Unrealized Gain/(Loss) on Investments
Metropolitan West High Yield Bond Fund—I Class
	$—	$670,942	$300,233	39,090	$401,061	$10,260	$—	$4,728	$25,624
Metropolitan West Low Duration Bond Fund—I Class
	2,241,323	1,258,433	1,614,908	214,517	1,904,908	32,121	—	8,752	11,308
Metropolitan West Total Return Bond Fund—I Class
	3,392,808	2,481,325	477,224	481,327	5,568,955	78,917	27,621	(1,319)	173,365
Metropolitan West Unconstrained Bond Fund—I Class
	6,057,278	1,793,245	750,436	596,194	7,094,712	185,641	—	(15,854)	10,479
TCW Emerging Markets Income Fund—I Class
	—	809,201	442,035	46,908	371,977	9,886	—	(22,328)	27,139
TCW Global Bond Fund—I Class
	752,383	238,851	94,458	86,742	924,670	11,578	17,056	(453)	28,347
TCW Global Real Estate Fund—I Class
	1,909,641	388,635	624,676	142,238	1,574,569	33,238	—	(45,903)	(53,128)
TCW New America Premier Equities Fund—I Class
	4,033,000	2,112,056	689,960	267,698	6,060,688	19,713	16,478	(13,970)	619,562
TCW Relative Value Large Cap Fund—I Class
	2,072,391	1,259,646	381,269	185,442	2,010,196	51,824	741,985	(154,814)	(785,758)
TCW Relative Value Mid Cap Fund—I Class
	307,040	78,676	36,068	17,012	321,524	2,483	5,128	(13,153)	(14,971)
TCW Select Equities Fund—I Class
	2,769,588	1,738,114	533,098	140,450	4,793,572	—	235,878	(47,206)	866,174
TCW Total Return Bond Fund—I Class
	5,409,922	1,259,386	2,011,301	462,246	4,835,096	140,652	—	34,978	142,111

Total					$35,861,928	$576,313	$1,044,146	$(266,542)	$1,050,252

See accompanying Notes to Financial Statements.

32

TCW Conservative Allocation Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Diversified Fixed Income Funds	56.8%
Diversified Equity Funds	39.7
Exchange-Traded Funds	1.8
Money Market Investments	1.5

Total	99.8%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$685,113	$—	$—	$685,113
Investment Companies	35,861,928	—	—	35,861,928
Money Market Investments	552,609	—	—	552,609

Total Investments	$37,099,650	$—	$—	$37,099,650

See accompanying Notes to Financial Statements.

33

TCW Global Real Estate Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 92.7% of Net Assets

Australia — 5.6%

Goodman Group	31,398	$406,013

Mirvac Group	237,124	351,323

Total Australia

(Cost: $731,817)		757,336

Canada —3.5% (Cost: $431,621)

Summit Industrial Income REIT	46,609	470,862

China — 5.0%

China Resources Land, Ltd.	56,000	228,952

Longfor Group Holdings, Ltd.	81,500	446,412

Total China

(Cost: $625,942)		675,364

Germany — 9.1%

Deutsche Wohnen SE	6,704	338,428

LEG Immobilien AG (1)	2,499	337,805

Vonovia SE	8,681	554,494

Total Germany

(Cost: $1,171,156)		1,230,727

Japan — 5.3%

Mitsubishi Estate Co., Ltd.	20,800	310,710

Nippon Prologis REIT, Inc.	124	408,744

Total Japan

(Cost: $677,327)		719,454

United Kingdom — 4.3% (Cost: $532,651)

Segro PLC	49,456	576,763

United States — 59.9%

Alexander & Baldwin, Inc.	18,760	241,066

Alexandria Real Estate Equities, Inc.	3,670	556,078

AMERCO	624	216,628

American Tower Corp.	2,913	668,970

Issues	Shares	Value

United States (Continued)

Americold Realty Trust	7,276	$263,609

CBRE Group, Inc. (1)	17,932	903,773

Chatham Lodging Trust	83,973	617,202

CoStar Group, Inc. (1)	278	228,964

Equinix, Inc.	824	602,542

Extended Stay America, Inc.	48,668	552,382

Gaming and Leisure Properties, Inc.	15,739	572,113

Hersha Hospitality Trust (1)	9,788	144,471

Hilton Worldwide Holdings, Inc.	1,687	148,135

Invitation Homes, Inc.	11,429	311,555

Iron Mountain, Inc.	20,874	543,976

Mid-America Apartment Communities, Inc.	4,783	557,841

New Residential Investment Corp.	70,148	526,110

Prologis, Inc.	1,397	138,582

Toll Brothers, Inc.	3,264	138,002

Weyerhaeuser Co.	6,911	188,601

Total United States

(Cost: $7,869,912)		8,120,600

Total Common Stock

(Cost: $12,040,426)		12,551,106

Total Purchased Options (2) (2.4%)

(Cost: $304,979)		323,970

MONEY MARKET INVESTMENTS — 7.4%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (3)	1,004,375	1,004,375

Total Money Market Investments

(Cost: $1,004,375)		1,004,375

Total Investments (102.5%)

(Cost: $13,349,780)		13,879,451

Liabilities in Excess of Other Assets (-2.5%)		(334,457)

Net Assets (100.0%)		$13,544,994

See accompanying Notes to Financial Statements.

34

TCW Global Real Estate Fund

October 31, 2020

Purchased Options — Exchange-Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
Chatham Lodging Trust	8	11/20/20	200	$14,700,000	$7,500	$15,977	$(8,477)
Jones Lang Lasalle, Inc.	80	3/19/21	45	50,787,000	159,975	139,520	20,455
New Residential Investment Corp.	7	1/15/21	150	11,250,000	14,325	21,914	(7,589)

					$181,800	$177,411	$4,389

Put
Alexander + Baldwin, Inc.	10	3/19/21	18	$23,130,000	$13,500	$20,181	$(6,681)
Equinix, Inc.	760	11/20/20	4	29,249,600	17,620	12,010	5,610
Iron Mountain, Inc.	25	12/18/20	20	52,120,000	22,500	23,243	(743)
Preferred Apartment Communities	5	1/15/21	45	24,300,000	22,500	20,636	1,864
Vanguard Real Estate ETF	80	1/15/21	60	45,954,000	38,550	25,121	13,429
Vanguard Real Estate ETF	70	3/19/21	80	61,272,000	26,000	23,123	2,877
Whitestone REIT	5	12/18/20	100	5,960,000	1,500	3,254	(1,754)

					$142,170	$127,568	$14,602

Written Options — Exchange-Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
Alexander + Baldwin, Inc.	10	3/19/21	(18)	(23,130,000)	$(60,300)	$(48,328)	$(11,972)
Equinix, Inc.	780	11/20/20	(4)	(29,249,600)	(2,520)	(7,990)	5,470
Hilton Worldwide Holdings, Inc.	85	12/18/20	(16)	(14,049,600)	(12,960)	(10,839)	(2,121)

					$(75,780)	$(67,157)	$(8,623)

Notes to the Schedule of Investments:

ETF	Exchange-Traded Fund.
REIT	Real Estate Investment Trust.
(1)	Non-income producing security.
(2)	See options table for description of purchased options.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2020.

See accompanying Notes to Financial Statements.

35

TCW Global Real Estate Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Diversified REITs	4.4%
Diversified Real Estate Activities	2.3
Homebuilding	1.0
Hotel & Resort REITs	5.7
Hotels, Resorts & Cruise Lines	5.2
Industrial REITs	16.7
Mortgage REITs	3.9
Office REITs	4.1
Purchased Options	2.4
Real Estate Development	5.0
Real Estate Operating Companies	9.1
Real Estate Services	6.7
Research & Consulting Services	1.7
Residential REITs	6.4
Specialized REITs	18.9
Trucking	1.6
Money Market Investments	7.4

Total	102.5%

See accompanying Notes to Financial Statements.

36

TCW Global Real Estate Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Diversified REITs	$241,066	$351,323	$—	$592,389
Diversified Real Estate Activities	—	310,710	—	310,710
Homebuilding	138,002	—	—	138,002
Hotel & Resort REITs	761,673	—	—	761,673
Hotels, Resorts & Cruise Lines	700,517	—	—	700,517
Industrial REITs	873,053	1,391,520	—	2,264,573
Mortgage REITs	526,110	—	—	526,110
Office REITs	556,078	—	—	556,078
Real Estate Development	—	675,364	—	675,364
Real Estate Operating Companies	—	1,230,727	—	1,230,727
Real Estate Services	903,773	—	—	903,773
Research & Consulting Services	228,964	—	—	228,964
Residential REITs	869,396	—	—	869,396
Specialized REITs	2,576,202	—	—	2,576,202
Trucking	216,628	—	—	216,628

Total Common Stock	8,591,462	3,959,644	—	12,551,106

Purchased Options	323,970	—	—	323,970

Money Market Investments	1,004,375	—	—	1,004,375

Total Investments	$9,919,807	$3,959,644	$—	$13,879,451

Liability Derivatives
Written Options
Equity Risk	$(75,780)	$—	$—	$(75,780)

Total	$(75,780)	$—	$—	$(75,780)

See accompanying Notes to Financial Statements.

37

TCW New America Premier Equities Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 99.5% of Net Assets

Aerospace & Defense — 2.9%

HEICO Corp.	49,879	$5,239,789

Application Software — 17.6%

Autodesk, Inc. (1)	17,740	4,178,480

Constellation Software, Inc.	20,691	21,703,398

Trade Desk, Inc. (The) (1)	11,339	6,422,976

		32,304,854

Asset Management & Custody Banks — 2.7%

Pershing Square Tontine Holdings, Ltd. (1)	225,519	5,015,543

Data Processing & Outsourced Services — 9.2%

Fiserv, Inc. (1)	87,715	8,374,151

Mastercard, Inc.	7,107	2,051,365

Visa, Inc.	35,617	6,471,965

		16,897,481

Environmental & Facilities Services — 5.2%

Waste Connections, Inc. (Canada)	95,537	9,488,735

Financial Exchanges & Data — 9.7%

Morningstar, Inc.	42,920	8,171,110

MSCI, Inc.	15,318	5,358,849

S&P Global, Inc.	13,273	4,283,595

		17,813,554

Food Retail — 3.1%

Alimentation Couche-Tard, Inc. — Class B (Canada)	185,189	5,698,657

Health Care Equipment — 6.3%

Danaher Corp.	50,396	11,567,898

Industrial Conglomerates — 1.6%

Roper Technologies, Inc.	8,166	3,032,362

Industrial Gases — 1.9%

Air Products & Chemicals, Inc.	12,526	3,460,182

Internet & Direct Marketing Retail — 1.6%

CarParts.com, Inc. (1)	227,967	2,892,901

Internet Services & Infrastructure — 4.4%

Dye & Durham, Ltd. (1)	348,525	5,750,591

Snowflake, Inc. (1)	1,389	347,278

ZoomInfo Technologies, Inc. (1)	54,556	2,072,582

		8,170,451

Issues	Shares	Value

Life Sciences Tools & Services — 11.7%

Agilent Technologies, Inc.	39,895	$4,072,881

Mettler-Toledo International, Inc. (1)	7,566	7,550,187

Thermo Fisher Scientific, Inc.	20,803	9,842,315

		21,465,383

Research & Consulting Services — 10.5%

CoStar Group, Inc. (1)	10,933	9,004,528

IHS Markit, Ltd.	125,854	10,177,813

		19,182,341

Systems Software — 10.5%

Enghouse Systems, Ltd. (Canada)	134,721	6,679,720

Microsoft Corp.	61,948	12,542,612

		19,222,332

Trading Companies & Distributors — 0.6%

Vertiv Holdings Co. (1)	51,483	1,163,001

Total Common Stock

(Cost: $141,179,126)		182,615,464

WARRANTS — 0.1%

Asset Management & Custody Banks — 0.1%

Pershing Square Tontine Holdings, Ltd. (1)	25,057	178,656

Total Warrants

(Cost: $142,287)		178,656

MONEY MARKET INVESTMENTS — 0.3%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.03% (2)	541,047	541,047

Total Money Market Investments

(Cost: $541,047)		541,047

Total Investments (99.9%)

(Cost: $141,862,460)		183,335,167

Excess of Other Assets over Liabilities (0.1%)		181,519

Net Assets (100.0%)		$183,516,686

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2020.

See accompanying Notes to Financial Statements.

38

TCW New America Premier Equities Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Aerospace & Defense	2.9%
Application Software	17.6
Asset Management & Custody Banks	2.8
Data Processing & Outsourced Services	9.2
Environmental & Facilities Services	5.2
Financial Exchanges & Data	9.7
Food Retail	3.1
Health Care Equipment	6.3
Industrial Conglomerates	1.6
Industrial Gases	1.9
Internet & Direct Marketing Retail	1.6
Internet Services & Infrastructure	4.4
Life Sciences Tools & Services	11.7
Research & Consulting Services	10.5
Systems Software	10.5
Trading Companies & Distributors	0.6
Money Market Investments	0.3

Total	99.9%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$5,239,789	$—	$—	$5,239,789
Application Software	32,304,854	—	—	32,304,854
Asset Management & Custody Banks	5,015,543	—	—	5,015,543
Data Processing & Outsourced Services	16,897,481	—	—	16,897,481
Environmental & Facilities Services	9,488,735	—	—	9,488,735
Financial Exchanges & Data	17,813,554	—	—	17,813,554
Food Retail	5,698,657	—	—	5,698,657
Health Care Equipment	11,567,898	—	—	11,567,898
Industrial Conglomerates	3,032,362	—	—	3,032,362
Industrial Gases	3,460,182	—	—	3,460,182
Internet & Direct Marketing Retail	2,892,901	—	—	2,892,901
Internet Services & Infrastructure	8,170,451	—	—	8,170,451
Life Sciences Tools & Services	21,465,383	—	—	21,465,383
Research & Consulting Services	19,182,341	—	—	19,182,341
Systems Software	19,222,332	—	—	19,222,332
Trading Companies & Distributors	—	1,163,001	—	1,163,001

Total Common Stock	181,452,463	1,163,001	—	182,615,464

Warrants
Asset Management & Custody Banks	178,656	—	—	178,656

Money Market Investments	541,047	—	—	541,047

Total Investments	$182,172,166	$1,163,001	$—	$183,335,167

See accompanying Notes to Financial Statements.

39

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 99.8% of Net Assets

Aerospace & Defense — 1.0%

Textron, Inc.	57,699	$2,065,624

Air Freight & Logistics — 4.6%

United Parcel Service, Inc. — Class B	60,865	9,562,500

Auto Components — 4.1%

Johnson Controls International PLC (Ireland)	204,389	8,627,260

Banks — 6.8%

Citigroup, Inc.	61,509	2,547,703

JPMorgan Chase & Co.	76,831	7,532,511

Wells Fargo & Co.	92,500	1,984,125

Zions Bancorp	62,970	2,032,042

		14,096,381

Beverages — 3.1%

PepsiCo, Inc.	48,811	6,506,018

Biotechnology — 3.0%

Gilead Sciences, Inc.	108,565	6,313,055

Capital Markets — 7.7%

Ameriprise Financial, Inc.	25,351	4,077,201

Blackstone Group, Inc. (The)	48,500	2,445,370

Intercontinental Exchange, Inc.	84,909	8,015,410

Morgan Stanley	29,600	1,425,240

		15,963,221

Chemicals — 3.2%

Corteva, Inc.	83,244	2,745,387

DuPont de Nemours, Inc.	68,070	3,871,822

		6,617,209

Communications Equipment — 1.4%

Cisco Systems, Inc.	79,187	2,842,813

Diversified Telecommunication Services — 3.6%

AT&T, Inc.	277,532	7,498,915

Electrical Equipment — 1.4%

nVent Electric PLC (Ireland)	160,012	2,888,217

Electronic Equipment, Instruments & Components — 2.2%

Corning, Inc.	141,462	4,522,540

Energy Equipment & Services — 2.2%

Baker Hughes Co.	306,385	4,525,306

Food Products — 1.2%

Conagra Brands, Inc.	70,300	2,466,827

Health Care Equipment & Supplies — 2.3%

Medtronic PLC (Ireland)	48,228	4,850,290

Health Care Providers & Services — 2.9%

McKesson Corp.	40,815	6,019,804

Issues	Shares	Value

Household Durables — 4.4%

Lennar Corp.	102,581	$7,204,263

Whirlpool Corp.	10,804	1,998,308

		9,202,571

Household Products — 1.3%

Procter & Gamble Co. (The)	20,198	2,769,146

Independent Power and Renewable Electricity Producers — 4.6%

AES Corp. (The)	492,565	9,605,018

Industrial Conglomerates — 2.4%

General Electric Co.	664,579	4,931,176

Insurance — 3.1%

MetLife, Inc.	168,355	6,372,237

IT Services — 2.9%

International Business Machines Corp.	53,547	5,979,058

Media — 4.6%

Comcast Corp.	168,834	7,131,548

Fox Corp.	92,516	2,453,525

		9,585,073

Metals & Mining — 1.8%

Freeport-McMoRan, Inc.	219,910	3,813,239

Multi-Utilities — 1.5%

Sempra Energy	24,723	3,099,275

Multiline Retail — 2.6%

Target Corp.	36,300	5,525,586

Oil, Gas & Consumable Fuels — 2.8%

Chevron Corp.	84,940	5,903,330

Pharmaceuticals — 5.9%

AbbVie, Inc.	42,947	3,654,790

Johnson & Johnson	15,322	2,100,799

Novartis AG (SP ADR) (Switzerland)	83,100	6,488,448

		12,244,037

REIT — 0.9%

Cousins Properties, Inc.	76,455	1,948,073

Semiconductors & Semiconductor Equipment — 6.9%

Broadcom, Inc.	18,182	6,356,973

Maxim Integrated Products, Inc.	114,348	7,964,338

		14,321,311

Specialty Retail — 1.0%

Dick’s Sporting Goods, Inc.	36,100	2,045,065

See accompanying Notes to Financial Statements.

40

TCW Relative Value Dividend Appreciation Fund

October 31, 2020

Issues	Shares	Value

Technology Hardware, Storage & Peripherals — 2.4%

HP, Inc.	62,100	$1,115,316

Seagate Technology PLC (Ireland)	83,738	4,004,351

		5,119,667

Total Common Stock

(Cost: $175,257,503)		207,829,842

MONEY MARKET INVESTMENTS — 0.1%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (1)	285,852	285,852

Total Money Market Investments

(Cost: $285,852)		285,852

Total Investments (99.9%)

(Cost: $175,543,355)		208,115,694

Excess of Other Assets over Liabilities (0.1%)		143,774

Net Assets (100.0%)		$208,259,468

Notes to the Schedule of Investments:

REIT	Real Estate Investment.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Rate disclosed is the 7-day net yield as of October 31, 2020.

See accompanying Notes to Financial Statements.

41

TCW Relative Value Dividend Appreciation Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Aerospace & Defense	1.0%
Air Freight & Logistics	4.6
Auto Components	4.1
Banks	6.8
Beverages	3.1
Biotechnology	3.0
Capital Markets	7.7
Chemicals	3.2
Communications Equipment	1.4
Diversified Telecommunication Services	3.6
Electrical Equipment	1.4
Electronic Equipment, Instruments & Components	2.2
Energy Equipment & Services	2.2
Food Products	1.2
Health Care Equipment & Supplies	2.3
Health Care Providers & Services	2.9
Household Durables	4.4
Household Products	1.3
Independent Power and Renewable Electricity Producers	4.6
Industrial Conglomerates	2.4
Insurance	3.1
IT Services	2.9
Media	4.6
Metals & Mining	1.8
Multi-Utilities	1.5
Multiline Retail	2.6
Oil, Gas & Consumable Fuels	2.8
Pharmaceuticals	5.9
REIT	0.9
Semiconductors & Semiconductor Equipment	6.9
Specialty Retail	1.0
Technology Hardware, Storage & Peripherals	2.4
Money Market Investments	0.1

Total	99.9%

See accompanying Notes to Financial Statements.

42

TCW Relative Value Dividend Appreciation Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$2,065,624	$—	$—	$2,065,624
Air Freight & Logistics	9,562,500	—	—	9,562,500
Auto Components	8,627,260	—	—	8,627,260
Banks	14,096,381	—	—	14,096,381
Beverages	6,506,018	—	—	6,506,018
Biotechnology	6,313,055	—	—	6,313,055
Capital Markets	15,963,221	—	—	15,963,221
Chemicals	6,617,209	—	—	6,617,209
Communications Equipment	2,842,813	—	—	2,842,813
Diversified Telecommunication Services	7,498,915	—	—	7,498,915
Electrical Equipment	2,888,217	—	—	2,888,217
Electronic Equipment, Instruments & Components	4,522,540	—	—	4,522,540
Energy Equipment & Services	4,525,306	—	—	4,525,306
Food Products	2,466,827	—	—	2,466,827
Health Care Equipment & Supplies	4,850,290	—	—	4,850,290
Health Care Providers & Services	6,019,804	—	—	6,019,804
Household Durables	9,202,571	—	—	9,202,571
Household Products	2,769,146	—	—	2,769,146
Independent Power and Renewable Electricity Producers	9,605,018	—	—	9,605,018
Industrial Conglomerates	4,931,176	—	—	4,931,176
Insurance	6,372,237	—	—	6,372,237
IT Services	5,979,058	—	—	5,979,058
Media	9,585,073	—	—	9,585,073
Metals & Mining	3,813,239	—	—	3,813,239
Multi-Utilities	3,099,275	—	—	3,099,275
Multiline Retail	5,525,586	—	—	5,525,586
Oil, Gas & Consumable Fuels	5,903,330	—	—	5,903,330
Pharmaceuticals	12,244,037	—	—	12,244,037
REIT	1,948,073	—	—	1,948,073
Semiconductors & Semiconductor Equipment	14,321,311	—	—	14,321,311
Specialty Retail	2,045,065	—	—	2,045,065
Technology Hardware, Storage & Peripherals	5,119,667	—	—	5,119,667

Total Common Stock	207,829,842	—	—	207,829,842

Money Market Investments	285,852	—	—	285,852

Total Investments	$208,115,694	$—	$—	$208,115,694

See accompanying Notes to Financial Statements.

43

TCW Relative Value Large Cap Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 100.1% of Net Assets

Aerospace & Defense — 3.2%

L3Harris Technologies, Inc.	5,829	$939,110

Textron, Inc.	56,409	2,019,442

		2,958,552

Air Freight & Logistics — 3.2%

United Parcel Service, Inc. — Class B	19,165	3,011,013

Auto Components — 3.3%

Johnson Controls International PLC (Ireland)	73,360	3,096,526

Banks — 6.5%

Citigroup, Inc.	43,400	1,797,628

JPMorgan Chase & Co.	34,021	3,335,419

Zions Bancorp	28,400	916,468

		6,049,515

Beverages — 2.3%

PepsiCo, Inc.	16,065	2,141,304

Biotechnology — 2.1%

Gilead Sciences, Inc.	33,329	1,938,081

Capital Markets — 6.9%

Ameriprise Financial, Inc.	11,718	1,884,606

Blackstone Group, Inc. (The)	20,900	1,053,778

Intercontinental Exchange, Inc.	36,803	3,474,203

		6,412,587

Chemicals — 1.7%

DuPont de Nemours, Inc.	28,395	1,615,108

Communications Equipment — 1.1%

Cisco Systems, Inc.	28,427	1,020,529

Diversified Telecommunication Services — 2.7%

AT&T, Inc.	92,097	2,488,461

Electronic Equipment, Instruments & Components — 4.2%

Corning, Inc.	61,999	1,982,108

Flex Ltd. (1)	134,871	1,908,425

		3,890,533

Energy Equipment & Services — 1.4%

Baker Hughes Co.	90,140	1,331,368

Food Products — 2.4%

Conagra Brands, Inc.	63,020	2,211,372

Health Care Equipment & Supplies — 3.2%

Medtronic PLC (Ireland)	17,900	1,800,203

Zimmer Biomet Holdings, Inc.	8,922	1,178,596

		2,978,799

Health Care Providers & Services — 8.2%

Centene Corp. (1)	45,080	2,664,228

McKesson Corp.	15,510	2,287,570

Issues	Shares	Value

Health Care Providers & Services (Continued)

Molina Healthcare, Inc. (1)	14,418	$2,688,524

		7,640,322

Hotels, Restaurants & Leisure — 1.6%

Darden Restaurants, Inc.	15,680	1,441,306

Household Durables — 3.8%

Lennar Corp.	49,663	3,487,833

Household Products — 1.2%

Procter & Gamble Co. (The)	8,147	1,116,954

Independent Power and Renewable Electricity Producers — 3.4%

AES Corp. (The)	160,300	3,125,850

Industrial Conglomerates — 2.1%

General Electric Co.	267,036	1,981,407

Insurance — 1.9%

MetLife, Inc.	46,713	1,768,087

IT Services — 4.1%

Fiserv, Inc. (1)	17,173	1,639,506

International Business Machines Corp.	19,257	2,150,237

		3,789,743

Media — 9.4%

Comcast Corp.	85,548	3,613,547

Discovery, Inc. (1)	89,400	1,809,456

Fox Corp.	43,052	1,141,739

ViacomCBS, Inc. — Class B	77,498	2,214,118

		8,778,860

Metals & Mining — 3.6%

Freeport-McMoRan, Inc.	194,500	3,372,630

Multi-Utilities — 1.3%

Sempra Energy	10,004	1,254,101

Multiline Retail — 2.5%

Target Corp.	15,500	2,359,410

Oil, Gas & Consumable Fuels — 1.9%

Chevron Corp.	25,100	1,744,450

Pharmaceuticals — 1.3%

AbbVie, Inc.	14,500	1,233,950

Real Estate Management & Development — 1.1%

Jones Lang LaSalle, Inc.	8,997	1,015,401

REIT — 1.1%

Cousins Properties, Inc.	25,161	641,102

Weyerhaeuser Co.	15,289	417,237

		1,058,339

Semiconductors & Semiconductor Equipment — 5.8%

Broadcom, Inc.	6,795	2,375,736

Micron Technology, Inc. (1)	17,200	865,848

See accompanying Notes to Financial Statements.

44

TCW Relative Value Large Cap Fund

October 31, 2020

Issues	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

ON Semiconductor Corp. (1)	85,400	$2,142,686

		5,384,270

Specialty Retail — 1.0%

Dick’s Sporting Goods, Inc.	16,300	923,395

Technology Hardware, Storage & Peripherals — 0.6%

HP, Inc.	30,500	547,780

Total Common Stock

(Cost: $69,866,756)		93,167,836

MONEY MARKET INVESTMENTS — 0.2%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (2)	138,271	138,271

Total Money Market Investments

(Cost: $138,271)		138,271

Total Investments (100.3%)

(Cost: $70,005,027)		93,306,107

Liabilities in Excess of Other Assets (-0.3%)		(264,034)

Net Assets (100.0%)		$93,042,073

Notes to the Schedule of Investments:

REIT	Real Estate Investment.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2020.

See accompanying Notes to Financial Statements.

45

TCW Relative Value Large Cap Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Aerospace & Defense	3.2%
Air Freight & Logistics	3.2
Auto Components	3.3
Banks	6.5
Beverages	2.3
Biotechnology	2.1
Capital Markets	6.9
Chemicals	1.7
Communications Equipment	1.1
Diversified Telecommunication Services	2.7
Electronic Equipment, Instruments & Components	4.2
Energy Equipment & Services	1.4
Food Products	2.4
Health Care Equipment & Supplies	3.2
Health Care Providers & Services	8.2
Hotels, Restaurants & Leisure	1.6
Household Durables	3.8
Household Products	1.2
Independent Power and Renewable Electricity Producers	3.4
Industrial Conglomerates	2.1
Insurance	1.9
IT Services	4.1
Media	9.4
Metals & Mining	3.6
Multi-Utilities	1.3
Multiline Retail	2.5
Oil, Gas & Consumable Fuels	1.9
Pharmaceuticals	1.3
REIT	1.1
Real Estate Management & Development	1.1
Semiconductors & Semiconductor Equipment	5.8
Specialty Retail	1.0
Technology Hardware, Storage & Peripherals	0.6
Money Market Investments	0.2

Total	100.3%

See accompanying Notes to Financial Statements.

46

TCW Relative Value Large Cap Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$2,958,552	$—	$—	$2,958,552
Air Freight & Logistics	3,011,013	—	—	3,011,013
Auto Components	3,096,526	—	—	3,096,526
Banks	6,049,515	—	—	6,049,515
Beverages	2,141,304	—	—	2,141,304
Biotechnology	1,938,081	—	—	1,938,081
Capital Markets	6,412,587	—	—	6,412,587
Chemicals	1,615,108	—	—	1,615,108
Communications Equipment	1,020,529	—	—	1,020,529
Diversified Telecommunication Services	2,488,461	—	—	2,488,461
Electronic Equipment, Instruments & Components	3,890,533	—	—	3,890,533
Energy Equipment & Services	1,331,368	—	—	1,331,368
Food Products	2,211,372	—	—	2,211,372
Health Care Equipment & Supplies	2,978,799	—	—	2,978,799
Health Care Providers & Services	7,640,322	—	—	7,640,322
Hotels, Restaurants & Leisure	1,441,306	—	—	1,441,306
Household Durables	3,487,833	—	—	3,487,833
Household Products	1,116,954	—	—	1,116,954
Independent Power and Renewable Electricity Producers	3,125,850	—	—	3,125,850
Industrial Conglomerates	1,981,407	—	—	1,981,407
Insurance	1,768,087	—	—	1,768,087
Media	8,778,860	—	—	8,778,860
IT Services	3,789,743	—	—	3,789,743
Metals & Mining	3,372,630	—	—	3,372,630
Multi-Utilities	1,254,101	—	—	1,254,101
Multiline Retail	2,359,410	—	—	2,359,410
Oil, Gas & Consumable Fuels	1,744,450	—	—	1,744,450
Pharmaceuticals	1,233,950	—	—	1,233,950
REIT	1,058,339	—	—	1,058,339
Real Estate Management & Development	1,015,401	—	—	1,015,401
Semiconductors & Semiconductor Equipment	5,384,270	—	—	5,384,270
Specialty Retail	923,395	—	—	923,395
Technology Hardware, Storage & Peripherals	547,780	—	—	547,780

Total Common Stock	93,167,836	—	—	93,167,836

Money Market Investments	138,271	—	—	138,271

Total Investments	$93,306,107	$—	$—	$93,306,107

See accompanying Notes to Financial Statements.

47

TCW Relative Value Mid Cap Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 99.6% of Net Assets

Aerospace & Defense — 2.1%

Textron, Inc.	37,288	$1,334,910

Airlines — 0.5%

United Airlines Holdings, Inc. (1)	10,057	340,530

Banks — 7.2%

KeyCorp	136,142	1,767,123

Popular, Inc.	50,165	2,116,963

Zions Bancorp	17,345	559,723

		4,443,809

Capital Markets — 1.9%

Apollo Global Management, Inc.	6,100	224,846

Evercore Partners, Inc.	12,240	973,570

		1,198,416

Chemicals — 3.6%

Corteva, Inc.	40,498	1,335,624

International Flavors & Fragrances, Inc.	9,045	928,560

		2,264,184

Communications Equipment — 0.9%

CommScope Holding Co., Inc. (1)	62,645	557,540

Construction & Engineering — 4.8%

Arcosa, Inc.	24,900	1,149,633

Jacobs Engineering Group, Inc.	19,060	1,810,700

		2,960,333

Consumer Finance — 1.4%

OneMain Holdings, Inc.	24,155	842,768

Electronic Equipment, Instruments & Components — 4.7%

Avnet, Inc.	10,873	268,237

Flex Ltd. (1)	122,250	1,729,837

TTM Technologies, Inc. (1)	76,355	906,334

		2,904,408

Energy Equipment & Services — 1.2%

Baker Hughes Co.	51,100	754,747

Equity Real Estate — 2.3%

Innovative Industrial Properties, Inc.	3,740	436,196

Mid-America Apartment Communities, Inc.	8,345	973,277

		1,409,473

Food Products — 4.3%

Conagra Brands, Inc.	40,022	1,404,372

Hain Celestial Group, Inc. (The) (1)	21,700	667,275

TreeHouse Foods, Inc. (1)	14,976	581,668

		2,653,315

Health Care Equipment & Supplies — 1.8%

Envista Holdings Corp. (1)	6,290	166,182

Issues	Shares	Value

Health Care Equipment & Supplies (Continued)

Zimmer Biomet Holdings, Inc.	7,418	$979,918

		1,146,100

Health Care Providers & Services — 9.9%

Acadia Healthcare Co., Inc. (1)	36,400	1,297,660

Centene Corp. (1)	28,017	1,655,805

Henry Schein, Inc. (1)	8,095	514,680

Magellan Health, Inc. (1)	9,800	708,246

Molina Healthcare, Inc. (1)	10,413	1,941,712

		6,118,103

Hotels, Restaurants & Leisure — 1.5%

Darden Restaurants, Inc.	9,915	911,387

Household Durables — 10.8%

DR Horton, Inc.	20,200	1,349,562

KB Home	38,760	1,250,010

Lennar Corp.	27,571	1,936,311

Toll Brothers, Inc.	37,068	1,567,235

Whirlpool Corp.	3,090	571,527

		6,674,645

Independent Power and Renewable Electricity Producers — 4.0%

AES Corp. (The)	127,700	2,490,150

Insurance — 3.2%

Arch Capital Group, Ltd. (1)	25,165	760,235

Assured Guaranty, Ltd.	15,725	401,459

Axis Capital Holdings, Ltd.	19,726	842,103

		2,003,797

Internet & Direct Marketing Retail — 1.4%

eBay, Inc.	5,730	272,920

Expedia, Inc.	6,035	568,195

		841,115

Machinery — 7.2%

Dover Corp.	13,680	1,514,513

Manitowoc Co., Inc. (The) (1)	83,017	625,118

SPX FLOW, Inc. (1)	24,305	1,029,317

Terex Corp.	19,608	484,121

Wabtec Corp.	13,716	813,359

		4,466,428

Marine — 1.5%

Kirby Corp. (1)	24,000	923,760

Media — 3.8%

Discovery, Inc. (1)	51,821	1,048,857

ViacomCBS, Inc. — Class B	44,800	1,279,936

		2,328,793

See accompanying Notes to Financial Statements.

48

TCW Relative Value Mid Cap Fund

October 31, 2020

Issues	Shares	Value

Metals & Mining — 2.9%

Freeport-McMoRan, Inc.	104,866	$1,818,376

Multi-Utilities — 1.3%

Sempra Energy	6,241	782,372

Oil, Gas & Consumable Fuels — 0.9%

Marathon Petroleum Corp.	18,048	532,416

Pharmaceuticals — 1.3%

Elanco Animal Health, Inc. (1)	20,700	641,907

Perrigo Co. PLC	4,300	188,641

		830,548

Real Estate Management & Development — 1.1%

Jones Lang LaSalle, Inc.	6,083	686,527

REIT — 1.0%

Cousins Properties, Inc.	24,087	613,737

Semiconductors & Semiconductor Equipment — 6.0%

Maxim Integrated Products, Inc.	38,566	2,686,122

ON Semiconductor Corp. (1)	41,900	1,051,271

		3,737,393

Software — 1.0%

Nuance Communications, Inc. (1)	18,716	597,228

Specialty Retail — 4.1%

Bed Bath & Beyond, Inc.	20,600	407,880

Dick’s Sporting Goods, Inc.	15,800	895,070

Guess?, Inc.	44,660	526,095

Williams-Sonoma, Inc.	7,940	724,207

		2,553,252

Total Common Stock

(Cost: $47,445,188)		61,720,560

MONEY MARKET INVESTMENTS — 0.2%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (2)	107,941	107,941

Total Money Market Investments

(Cost: $107,941)		107,941

Total Investments (99.8%)

(Cost: $47,553,129)		61,828,501

Excess of Other Assets over Liabilities (0.2%)		94,534

Net Assets (100.0%)		$61,923,035

Notes to the Schedule of Investments:

REIT	Real Estate Investment.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2020.

See accompanying Notes to Financial Statements.

49

TCW Relative Value Mid Cap Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Aerospace & Defense	2.1%
Airlines	0.5
Banks	7.2
Capital Markets	1.9
Chemicals	3.6
Communications Equipment	0.9
Construction & Engineering	4.8
Consumer Finance	1.4
Electronic Equipment, Instruments & Components	4.7
Energy Equipment & Services	1.2
Equity Real Estate	2.3
Food Products	4.3
Health Care Equipment & Supplies	1.8
Health Care Providers & Services	9.9
Hotels, Restaurants & Leisure	1.5
Household Durables	10.8
Independent Power and Renewable Electricity Producers	4.0
Insurance	3.2
Internet & Direct Marketing Retail	1.4
Machinery	7.2
Marine	1.5
Media	3.8
Metals & Mining	2.9
Multi-Utilities	1.3
Oil, Gas & Consumable Fuels	0.9
Pharmaceuticals	1.3
Real Estate Management & Development	1.1
Semiconductors & Semiconductor Equipment	6.0
REIT	1.0
Software	1.0
Specialty Retail	4.1
Money Market Investments	0.2

Total	99.8%

See accompanying Notes to Financial Statements.

50

TCW Relative Value Mid Cap Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$1,334,910	$—	$—	$1,334,910
Airlines	340,530	—	—	340,530
Banks	4,443,809	—	—	4,443,809
Capital Markets	1,198,416	—	—	1,198,416
Chemicals	2,264,184	—	—	2,264,184
Communications Equipment	557,540	—	—	557,540
Construction & Engineering	2,960,333	—	—	2,960,333
Consumer Finance	842,768	—	—	842,768
Electronic Equipment, Instruments & Components	2,904,408	—	—	2,904,408
Energy Equipment & Services	754,747	—	—	754,747
Equity Real Estate	1,409,473	—	—	1,409,473
Food Products	2,653,315	—	—	2,653,315
Health Care Equipment & Supplies	1,146,100	—	—	1,146,100
Health Care Providers & Services	6,118,103	—	—	6,118,103
Hotels, Restaurants & Leisure	911,387	—	—	911,387
Household Durables	6,674,645	—	—	6,674,645
Independent Power and Renewable Electricity Producers	2,490,150	—	—	2,490,150
Insurance	2,003,797	—	—	2,003,797
Internet & Direct Marketing Retail	841,115	—	—	841,115
Machinery	4,466,428	—	—	4,466,428
Marine	923,760	—	—	923,760
Media	2,328,793	—	—	2,328,793
Metals & Mining	1,818,376	—	—	1,818,376
Multi-Utilities	782,372	—	—	782,372
Oil, Gas & Consumable Fuels	532,416	—	—	532,416
Pharmaceuticals	830,548	—	—	830,548
Real Estate Management & Development	686,527	—	—	686,527
REIT	613,737	—	—	613,737
Semiconductors & Semiconductor Equipment	3,737,393	—	—	3,737,393
Software	597,228	—	—	597,228
Specialty Retail	2,553,252	—	—	2,553,252

Total Common Stock	61,720,560	—	—	61,720,560

Money Market Investments	107,941	—	—	107,941

Total Investments	$61,828,501	$—	$—	$61,828,501

See accompanying Notes to Financial Statements.

51

TCW Select Equities Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 99.9% of Net Assets

Biotechnology — 1.0%

BioMarin Pharmaceutical, Inc. (1)	108,154	$8,049,902

Capital Markets — 3.5%

Charles Schwab Corp. (The)	299,168	12,298,797

S&P Global, Inc.	48,895	15,779,883

		28,078,680

Commercial Services & Supplies — 1.8%

Waste Connections, Inc. (Canada)	144,432	14,344,986

Food & Staples Retailing — 2.6%

Costco Wholesale Corp.	57,337	20,504,858

Health Care Equipment & Supplies — 4.8%

Align Technology, Inc. (1)	54,773	23,337,680

Boston Scientific Corp. (1)	433,979	14,872,460

		38,210,140

Insurance — 0.8%

Chubb, Ltd. (Switzerland)	50,692	6,585,398

Interactive Media & Services — 10.8%

Alphabet, Inc. — Class C (1)	27,574	44,697,730

Facebook, Inc. (1)	157,174	41,354,051

		86,051,781

Internet & Direct Marketing Retail — 7.6%

Amazon.com, Inc. (1)	19,965	60,616,735

IT Services — 13.0%

Mastercard, Inc.	81,655	23,568,899

PayPal Holdings, Inc. (1)	208,694	38,844,215

Snowflake, Inc. (1)	19,657	4,914,643

Visa, Inc.	197,269	35,845,750

		103,173,507

Life Sciences Tools & Services — 2.7%

Illumina, Inc. (1)	25,643	7,505,706

IQVIA Holdings, Inc. (1)	87,651	13,497,378

		21,003,084

Machinery — 2.0%

Xylem, Inc.	178,344	15,540,896

Pharmaceuticals — 3.1%

Zoetis, Inc.	157,539	24,977,808

Professional Services — 4.5%

IHS Markit, Ltd. (1)	218,079	17,636,048

TransUnion	231,780	18,463,595

		36,099,643

Issues	Shares	Value

REIT — 7.4%

American Tower Corp.	153,307	$35,206,952

Equinix, Inc.	31,990	23,392,368

		58,599,320

Semiconductors & Semiconductor Equipment — 6.2%

ASML Holding NV (Netherlands)	43,023	15,540,338

NVIDIA Corp.	67,933	34,058,889

		49,599,227

Software — 24.2%

Adobe, Inc. (1)	106,800	47,750,280

Salesforce.com, Inc. (1)	170,853	39,684,026

ServiceNow, Inc. (1)	107,351	53,414,637

Splunk, Inc. (1)	119,280	23,622,211

Trade Desk, Inc. (The) (1)	48,650	27,557,793

		192,028,947

Specialty Retail — 3.9%

Home Depot, Inc. (The)	76,519	20,408,382

Ulta Beauty, Inc. (1)	49,545	10,244,420

		30,652,802

Total Common Stock

(Cost: $243,422,832)		794,117,714

MONEY MARKET INVESTMENTS — 0.1%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (2)	1,016,901	1,016,901

Total Money Market Investments

(Cost: $1,016,901)		1,016,901

Total Investments (100.0%)

(Cost: $244,439,733)		795,134,615

Excess of Other Assets over Liabilities (0.0%)		173,224

Net Assets (100.0%)		$795,307,839

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2020.

See accompanying Notes to Financial Statements.

52

TCW Select Equities Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Biotechnology	1.0%
Capital Markets	3.5
Commercial Services & Supplies	1.8
Food & Staples Retailing	2.6
Health Care Equipment & Supplies	4.8
Insurance	0.8
Interactive Media & Services	10.8
Internet & Direct Marketing Retail	7.6
IT Services	13.0
Life Sciences Tools & Services	2.7
Machinery	2.0
Pharmaceuticals	3.1
Professional Services	4.5
REIT	7.4
Semiconductors & Semiconductor Equipment	6.2
Software	24.2
Specialty Retail	3.9
Money Market Investments	0.1

Total	100.0%

See accompanying Notes to Financial Statements.

53

TCW Select Equities Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Biotechnology	$8,049,902	$—	$—	$8,049,902
Capital Markets	28,078,680	—	—	28,078,680
Commercial Services & Supplies	14,344,986	—	—	14,344,986
Food & Staples Retailing	20,504,858	—	—	20,504,858
Health Care Equipment & Supplies	38,210,140	—	—	38,210,140
Insurance	6,585,398	—	—	6,585,398
Interactive Media & Services	86,051,781	—	—	86,051,781
Internet & Direct Marketing Retail	60,616,735	—	—	60,616,735
IT Services	103,173,507	—	—	103,173,507
Life Sciences Tools & Services	21,003,084	—	—	21,003,084
Machinery	15,540,896	—	—	15,540,896
Pharmaceuticals	24,977,808	—	—	24,977,808
Professional Services	36,099,643	—	—	36,099,643
REIT	58,599,320	—	—	58,599,320
Semiconductors & Semiconductor Equipment	49,599,227	—	—	49,599,227
Software	192,028,947	—	—	192,028,947
Specialty Retail	30,652,802	—	—	30,652,802

Total Common Stock	794,117,714	—	—	794,117,714

Money Market Investments	1,016,901	—	—	1,016,901

Total Investments	$795,134,615	$—	$—	$795,134,615

See accompanying Notes to Financial Statements.

54

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2020

	TCW Artificial Intelligence Equity Fund	TCW Conservative Allocation Fund		TCW Global Real Estate Fund	TCW New America Premier Equities Fund
ASSETS
Investments, at Value (1)	$10,351,247	$1,237,722		$13,879,451	$183,335,167
Investment in Affiliated Issuers, at Value	—	35,861,928	(2)	—	—
Receivable for Securities Sold	—	—		364,627	6,863,432
Receivable for Fund Shares Sold	36,919	45,217		237	716,647
Dividends Receivable	1,124	12,192		2,691	41,027
Foreign Tax Reclaims Receivable	—	—		614	—
Receivable from Investment Advisor	11,893	1,141		14,552	—
Cash Collateral Held for Brokers	—	—		—	3
Prepaid Expenses	71	31,893		3,845	16,839

Total Assets	10,401,254	37,190,093		14,266,017	190,973,115

LIABILITIES
Payable for Securities Purchased	—	—		609,852	7,137,254
Payable for Fund Shares Redeemed	—	—		—	143,561
Disbursements in Excess of Available Cash	—	—		180	—
Accrued Directors’ Fees and Expenses	1,000	1,000		999	1,000
Deferred Accrued Directors’ Fees and Expenses	1,250	1,250		1,250	1,250
Accrued Management Fees	6,544	—		6,890	111,727
Accrued Distribution Fees	781	95		559	6,832
Options Written, at Value (3)	—	—		75,780	—
Transfer Agent Fees Payable	3,181	3,262		3,110	4,375
Administration Fee Payable	3,623	4,237		3,621	8,141
Audit Fees Payable	13,593	10,297		13,617	16,222
Accounting Fees Payable	639	931		759	3,523
Custodian Fees Payable	3,164	1,256		4,180	2,529
Legal Fees Payable	1,200	65		35	388
Other Accrued Expenses	1,742	1,052		191	19,627

Total Liabilities	36,717	23,445		721,023	7,456,429

NET ASSETS	$10,364,537	$37,166,648		$13,544,994	$183,516,686

NET ASSETS CONSIST OF:
Paid-in Capital	$7,985,067	$33,115,518		$13,627,315	$147,317,650
Accumulated Earnings (Loss)	2,379,470	4,051,130		(82,321)	36,199,036

NET ASSETS	$10,364,537	$37,166,648		$13,544,994	$183,516,686

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$6,825,708	$36,714,344		$9,175,194	$153,646,644

N Class Share	$3,538,829	$452,304		$4,369,800	$29,870,042

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	372,753	3,005,153		828,724	6,787,856

N Class Share	193,648	37,026		395,006	1,322,495

NET ASSET VALUE PER SHARE: (5)
I Class Share	$18.31	$12.22		$11.07	$22.64

N Class Share	$18.27	$12.22		$11.06	$22.59

(1)

The identified cost for the TCW Artificial Intelligence Equity Fund, the TCW Conservative Allocation Fund, the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund at October 31, 2020 was $7,795,865, $1,278,055, $13,349,780 and $141,862,460, respectively.

(2)	The identified cost for investments in affiliated issuers of the TCW Conservative Allocation Fund was $31,719,318 .
(3)	Premium received $67,157.
(4)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

55

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2020

	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
ASSETS
Investments, at Value (1)	$208,115,694	$93,306,107	$61,828,501	$795,134,615
Receivable for Securities Sold	—	—	463,679	1,411,664
Receivable for Fund Shares Sold	2,697	3,249	697	285,827
Interest and Dividends Receivable	436,363	168,689	37,414	141,560
Foreign Tax Reclaims Receivable	127,426	—	—	—
Receivable from Investment Advisor	—	857	5,696	15,660
Prepaid Expenses	12,009	11,493	19,677	22,913

Total Assets	208,694,189	93,490,395	62,355,664	797,012,239

LIABILITIES
Payable for Securities Purchased	—	97,494	345,591	760,302
Payable for Fund Shares Redeemed	220,084	238,924	7,806	329,233
Accrued Directors’ Fees and Expenses	1,000	1,000	1,000	1,000
Deferred Accrued Directors’ Fees and Expenses	1,250	1,250	1,250	1,250
Accrued Management Fees	124,500	52,534	38,186	461,069
Accrued Distribution Fees	34,025	2,050	2,420	36,054
Transfer Agent Fees Payable	5,394	4,501	4,324	8,764
Administration Fee Payable	9,107	6,181	5,066	21,981
Audit Fees Payable	18,353	18,165	17,289	18,755
Accounting Fees Payable	5,827	4,428	1,836	15,090
Custodian Fees Payable	2,863	3,089	2,664	2,235
Legal Fees Payable	1,326	1,081	248	2,739
Other Accrued Expenses	10,992	17,625	4,949	45,928

Total Liabilities	434,721	448,322	432,629	1,704,400

NET ASSETS	$208,259,468	$93,042,073	$61,923,035	$795,307,839

NET ASSETS CONSIST OF:
Paid-in Capital	$183,939,238	$63,346,747	$50,250,036	$187,413,546
Accumulated Earnings (Loss)	24,320,230	29,695,326	11,672,999	607,894,293

NET ASSETS	$208,259,468	$93,042,073	$61,923,035	$795,307,839

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$55,325,644	$83,764,728	$51,020,629	$633,682,806

N Class Share	$152,933,824	$9,277,345	$10,902,406	$161,625,033

CAPITAL SHARES OUTSTANDING: (2)
I Class Share	3,711,587	7,725,493	2,699,592	18,566,617

N Class Share	10,064,360	859,429	594,397	5,396,281

NET ASSET VALUE PER SHARE: (3)
I Class Share	$14.91	$10.84	$18.90	$34.13

N Class Share	$15.20	$10.79	$18.34	$29.95

(1)

The identified cost for the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Large Cap Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund at October 31, 2020 was $175,543,355, $70,005,027, $47,553,129 and $244,439,733, respectively.

(2)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(3)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

56

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2020

	TCW Artificial Intelligence Equity Fund		TCW Conservative Allocation Fund	TCW Global Real Estate Fund	TCW New America Premier Equities Fund
INVESTMENT INCOME
Income:
Dividends	$30,122	(1)	$19,334	$162,862 (1)	$1,578,323 (1)
Dividends from Investment in Affiliated Issuers	—		576,313	—	—
Non-Cash Dividend Income	—		—	4,859	84,265

Total	30,122		595,647	167,721	1,662,588

Expenses:
Management Fees	43,441		—	52,410	1,212,935
Accounting Services Fees	3,008		4,164	3,054	16,091
Administration Fees	13,989		16,474	14,000	34,033
Transfer Agent Fees:
I Class	3,634		9,676	6,329	89,327
N Class	6,037		4,347	6,039	54,394
Custodian Fees	12,377		4,609	14,316	11,306
Professional Fees	22,212		17,682	22,727	29,048
Directors’ Fees and Expenses	40,697		40,697	40,696	40,697
Registration Fees:
I Class	17,943		17,679	17,517	30,324
N Class	17,886		17,121	17,517	31,517
Distribution Fees:
N Class	4,595		978	2,307	124,491
Shareholder Reporting Expense	1,821		1,720	1,431	5,302
Other	5,669		7,413	6,953	30,468

Total	193,309		142,560	205,296	1,709,933

Less Expenses Borne by Investment Advisor:
I Class	83,631		—	101,564	—
N Class	51,989		20,951	36,833	57,046

Net Expenses	57,689		121,609	66,899	1,652,887

Net Investment Income (Loss)	(27,567)		474,038	100,822	9,701

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	5,394		—	241,231	(4,254,788)
Investments in Affiliated Issuers	—		(266,542)	—	—
Realized Gain Received as Distribution from Affiliated Issuers	—		1,044,146	—	—
Foreign Currency	—		—	(8,736)	(76,232)
Options Written	—		—	(2,122)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,054,506		(67,294)	(708,459)	22,429,848
Investments in Affiliated Issuers	—		1,050,252	—	—
Options Written	—		—	(8,623)	—

Net Realized and Unrealized Gain (Loss) on Investments	2,059,900		1,760,562	(486,709)	18,098,828

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,032,333		$2,234,600	$(385,887)	$18,108,529

(1)	Net of foreign taxes withheld of $249, $4,247 and $34,685 for the TCW Artificial Intelligence Equity Fund, the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund, respectively.

See accompanying Notes to Financial Statements.

57

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2020

	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
INVESTMENT INCOME
Income:
Dividends	$8,038,237 (1)	$2,934,797	$1,201,546 (1)	$3,978,294	(1)

Total	8,038,237	2,934,797	1,201,546	3,978,294

Expenses:
Management Fees	1,488,797	680,474	474,493	5,393,884
Accounting Services Fees	14,040	5,599	6,339	51,556
Administration Fees	37,555	23,370	20,418	99,614
Transfer Agent Fees:
I Class	35,129	54,494	26,735	468,735
N Class	160,471	14,041	14,856	144,845
Custodian Fees	10,896	12,077	11,008	8,246
Professional Fees	30,005	29,645	29,157	42,674
Directors’ Fees and Expenses	40,697	40,697	40,697	40,697
Registration Fees:
I Class	18,355	21,396	17,226	25,398
N Class	19,775	18,687	17,542	20,891
Distribution Fees:
N Class	449,134	24,153	30,365	367,494
Shareholder Reporting Expense	6,601	5,821	5,834	7,326
Other	42,016	26,222	17,887	107,206

Total	2,353,471	956,676	712,557	6,778,566

Less Expenses Borne by Investment Advisor:
I Class	25,021	94,752	56,638	—
N Class	187,709	39,045	54,143	109,225

Net Expenses	2,140,741	822,879	601,776	6,669,341

Net Investment Income (Loss)	5,897,496	2,111,918	599,770	(2,691,047)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(1,561,309)	10,057,184	(1,737,138)	75,147,892
Foreign Currency	—	—	—	5
In-kind Realized Gain/loss	—	—	—	99,294,343
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(32,819,637)	(20,110,484)	(5,134,498)	20,731,898

Net Realized and Unrealized Gain (Loss) on Investments	(34,380,946)	(10,053,300)	(6,871,636)	195,174,138

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(28,483,450)	$(7,941,382)	$(6,271,866)	$192,483,091

(1)	Net of foreign taxes withheld of $83,004, $7,681 and $37,104 for the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund, respectively.

See accompanying Notes to Financial Statements.

58

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Artificial Intelligence Equity Fund		TCW Conservative Allocation Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
OPERATIONS
Net Investment Income (Loss)	$(27,567)	$(5,084)	$474,038	$591,560
Net Realized Gain (Loss) on Investments	5,394	(141,684)	777,604	239,831
Net Change in Unrealized Appreciation on Investments	2,054,506	428,628	982,958	2,089,247

Increase in Net Assets Resulting from Operations	2,032,333	281,860	2,234,600	2,920,638

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	—	—	(1,914,869)	(1,727,243)

NET CAPITAL SHARE TRANSACTIONS
I Class	2,368,542	1,386,913	6,821,453	460,008
N Class	2,034,367	203,413	110,453	(180,927)

Increase in Net Assets Resulting from Net Capital Shares Transactions	4,402,909	1,590,326	6,931,906	279,081

Increase in Net Assets	6,435,242	1,872,186	7,251,637	1,472,476
NET ASSETS
Beginning of year	3,929,295	2,057,109	29,915,011	28,442,535

End of year	$10,364,537	$3,929,295	$37,166,648	$29,915,011

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Real Estate Fund		TCW New America Premier Equities Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
OPERATIONS
Net Investment Income	$100,822	$178,691	$9,701	$409,217
Net Realized Gain (Loss) on Investments, Options Written and Foreign Currency Transactions	230,373	(184,624)	(4,331,020)	406,060
Net Change in Unrealized Appreciation (Depreciation) on Investments and Options Written	(717,082)	1,098,945	22,429,848	14,408,007

Increase (Decrease) in Net Assets Resulting from Operations	(385,887)	1,093,012	18,108,529	15,223,284

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(97,923)	(124,197)	(1,541,399)	(479,371)
Return of Capital	(37,297)	—	—	—

Total Distributions to Shareholders	(135,220)	(124,197)	(1,541,399)	(479,371)

NET CAPITAL SHARE TRANSACTIONS
I Class	3,064,682	2,771,979	36,474,946	62,944,773
N Class	3,825,874	12,725	(25,097,539)	44,518,752

Increase in Net Assets Resulting from Net Capital Shares Transactions	6,890,556	2,784,704	11,377,407	107,463,525

Increase in Net Assets	6,369,449	3,753,519	27,944,537	122,207,438
NET ASSETS
Beginning of year	7,175,545	3,422,026	155,572,149	33,364,711

End of year	$13,544,994	$7,175,545	$183,516,686	$155,572,149

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Dividend Appreciation Fund		TCW Relative Value Large Cap Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
OPERATIONS
Net Investment Income	$5,897,496	$7,656,480	$2,111,918	$4,636,579
Net Realized Gain (Loss) on Investments	(1,561,309)	17,572,003	10,057,184	86,920,471
Net Change in Unrealized Appreciation (Depreciation) on Investments	(32,819,637)	1,501,702	(20,110,484)	(68,765,352)

Increase (Decrease) in Net Assets Resulting from Operations	(28,483,450)	26,730,185	(7,941,382)	22,791,698

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(25,577,883)	(32,960,837)	(60,477,632)	(45,947,998)

NET CAPITAL SHARE TRANSACTIONS
I Class	(17,011,449)	(8,551,157)	9,084,745	(242,502,132)
N Class	(32,303,970)	(179,813,338)	3,924,831	(928,537)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(49,315,419)	(188,364,495)	13,009,576	(243,430,669)

Decrease in Net Assets	(103,376,752)	(194,595,147)	(55,409,438)	(266,586,969)
NET ASSETS
Beginning of year	311,636,220	506,231,367	148,451,511	415,038,480

End of year	$208,259,468	$311,636,220	$93,042,073	$148,451,511

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Mid Cap Fund		TCW Select Equities Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
OPERATIONS
Net Investment Income (Loss)	$599,770	$684,541	$(2,691,047)	$(2,498,777)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,737,138)	1,273,615	174,442,240	89,854,245
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,134,498)	71,228	20,731,898	63,972,856

Increase (Decrease) in Net Assets Resulting from Operations	(6,271,866)	2,029,384	192,483,091	151,328,324

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(2,022,186)	(6,781,513)	(81,574,839)	(117,726,814)

NET CAPITAL SHARE TRANSACTIONS
I Class	(6,218,927)	(4,776,594)	(217,705,461)	(566,277)
N Class	(1,968,584)	(2,633,514)	(305,765)	(4,361,095)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(8,187,511)	(7,410,108)	(218,011,226)	(4,927,372)

Increase (Decrease) in Net Assets	(16,481,563)	(12,162,237)	(107,102,974)	28,674,138
NET ASSETS
Beginning of year	78,404,598	90,566,835	902,410,813	873,736,675

End of year	$61,923,035	$78,404,598	$795,307,839	$902,410,813

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 18 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has its own investment objectives and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified U.S. Equity Fund

TCW Artificial Intelligence Equity Fund	Seeks long term capital appreciation by investing at least 80% of the value of its net assets in publicly traded equity securities of businesses that the portfolio managers believe are benefitting from or have the potential to benefit from advances in the use of artificial intelligence.

TCW Global Real Estate Fund	Seeks to maximize total return from current income and long-term capital growth by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of real estate investment trusts (“REITs”) and real estate companies. Under normal market conditions, the Fund invests in securities of issuers located in at least three different countries (one of which may be the United States) and invests at least 30% of its net assets, plus any borrowings for investment purposes, in securities of issuers domiciled outside the United States or whose primary business operations are outside the United States, including pooled investment vehicles domiciled in the United States that invest principally in non-U.S. securities

TCW New America Premier Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies; intends to achieve its objective by investing in a portfolio of companies the portfolio manager believes are enduring, cash generating businesses whose leaders prudently manage their environmental, social, and financial resources and whose shares are attractively valued relative to free cash flow generated by the businesses.

TCW Relative Value Dividend Appreciation Fund	Seeks to realize a high level of dividend income consistent with prudent investment management, with secondary objective of capital appreciation, by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of companies that have a record of paying dividends.

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Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objectives and Principal Investment Strategies

TCW Relative Value Large Cap Fund	Seeks capital appreciation, with a secondary goal of current income, by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies (i.e., companies with a market capitalization of greater than $1 billion at the time of purchase).

TCW Relative Value Mid Cap Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of mid-capitalization companies (i.e., companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell MidCap® Index).

TCW Select Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund invests primarily in equity securities of mid- and large-capitalization companies.
Fund of Funds

TCW Conservative Allocation Fund	Seeks to provide current income, and secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles such as growth and/or value investing.

All Funds offer two classes of shares: I Class and N Class. The two Classes of a Fund are substantially the same except that the N Class shares are subject to a distribution fee (see Note 7).

The TCW Conservative Allocation Fund is a “fund of funds” that invests in affiliated and unaffiliated funds which are identified on the Schedule of Investments.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Equity securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. Options

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Note 2 — Significant Accounting Policies (Continued)

on equity securities and options on indexes are valued using mid prices (average of bid and ask prices) as reported by the exchange or pricing service. Investments in open-end mutual funds including money market funds are valued based on the NAV per share as reported by the investment companies. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, are valued with prices furnished by independent pricing services or by broker dealers.

The Company has adopted, after the approval by the Company’s Board of Directors (the “Board” and each member thereof a “Director”), a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zones differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Company’s Board of Directors (the “Board”, and each member thereof, a “Director”) and under the general oversight of the Board.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized in Level 2 of the fair value hierarchy.

Mutual funds.    Open-end mutual funds including money market funds are valued using the NAV as reported by the fund companies. As such, they are categorized in Level 1.

Options contracts.    Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Warrants.    Warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy.

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Note 2 — Significant Accounting Policies (Continued)

The summary of the inputs used as of October 31, 2020 in valuing the Funds’ investments is listed after the Schedule of Investments for each Fund.

The Funds held no investments or other financial instruments at October 31, 2020 for which fair value was calculated using Level 3 inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class- specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Global Real Estate Fund and the TCW Relative Value Dividend Appreciation Fund declare and pay, or reinvest, dividends from net investment income quarterly. The other Equity Funds and TCW Conservative Allocation Fund declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, derivative transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year. Distributions received from real estate investment trusts may include return of capital which is treated as a reduction in the cost basis of those investments. Distributions received, if any, in excess of the cost basis of a security is recognized as capital gain.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities, and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2020, the TCW Global Real Estate Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories:

Statement of Assets and Liabilities:	Equity Risk	Total
Asset Derivatives
Investments (1)	$323,970	$323,970

Total Value	$323,970	$323,970

Liability Derivatives
Written Options	$(75,780)	(75,780)

Total Value	$(75,780)	$(75,780)

Statement of Operations:
Net Realized Gain (Loss)
Investments (2)	$17,467	$17,467
Written Options	(2,122)	(2,122)

Net Realized Gain (Loss)	$15,345	$15,345

Net Change in Appreciation (Depreciation)
Investments (3)	$24,047	$24,047
Options Written	(8,623)	(8,623)

Net Change in Appreciation (Depreciation)	$15,424	$15,424

Number of Contracts (4)
Options Purchased	375	375
Options Written	38	38

(1)	Represents purchased options, at value.
(2)	Represents realized gain (loss) for purchased options.
(3)	Represents change in unrealized appreciation (depreciation) for purchased options during the year.
(4)	Amount disclosed represents average notional amounts which are representative of the volume traded for the year ended October 31, 2020.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

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Note 2 — Significant Accounting Policies (Continued)

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

For OTC derivatives, the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”) No. 2013-01, Disclosures about

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

Master Agreements and Netting Arrangements.    Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The Funds had no OTC derivatives for offset under an ISDA Master Agreement as of October 31, 2020.

Note 3 — Portfolio Investments

When-Issued, Delayed-Delivery and Forward Commitment Transactions:    The Funds, with the exception of the TCW Conservative Allocation Fund, may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and

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Note 3 — Portfolio Investments (Continued)

delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because a Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against the deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them. There were no when-issued, delayed-delivery or forward commitment transactions in the Funds during the year ended October 31, 2020.

Repurchase Agreements:    The Funds may enter into Repurchase Agreements, under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2020.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2020.

Derivatives:

Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any

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Note 3 — Portfolio Investments (Continued)

transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

During the year ended October 31, 2020, TCW Global Real Estate Fund entered into option contracts to hedge the Fund’s investments from market volatility in the real estate sector.

Note 4 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule

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144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Equity Risk:    Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected by changes in a company’s financial condition and in overall market, economic and political conditions.

LIBOR Risk:    The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19):    Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization officially declared in March 2020 that the COVID-19 outbreak formally constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, have imposed and continue to impose severely restrictive measures,

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Note 4 — Risk Considerations (Continued)

including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets. Among other things, these unprecedented developments have resulted in: (i) material reductions in demand across most categories of consumers and businesses; (ii) dislocation (or, in some cases, a complete halt) in the credit and capital markets; (iii) labor force and operational disruptions; (iv) slowing or complete idling of certain supply chains and manufacturing activity; and (v) strain and uncertainty for businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports, and entertainment.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The extent of COVID-19’s impact will depend on many factors, including the ultimate duration and scope of the public health emergency and the restrictive countermeasures being undertaken, as well as the effectiveness of other governmental, legislative, and financial and monetary policy interventions designed to mitigate the crisis and address its negative externalities, all of which are evolving rapidly and may have unpredictable results. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior.

The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on our investments and result in significant investment losses. The extent of the impact on business operations and performance of market participants and the companies in which we invest depends and will continue to depend on many factors, virtually all of which are highly uncertain and unpredictable, and this impact may include or lead to: (i) significant reductions in revenue and growth; (ii) unexpected operational losses and liabilities; (iii) impairments to credit quality; and (iv) reductions in the availability of capital. These same factors may limit the ability to source, research, and execute new investments, as well as to sell investments in the future, and governmental mitigation actions may constrain or alter existing financial, legal, and regulatory frameworks in ways that are adverse to the investment strategies we intend to pursue, all of which could materially diminish our ability to fulfill investment objectives. They may also impair the ability of the companies in which we invest or their counterparties to perform their respective obligations under debt instruments and other commercial agreements (including their ability to pay obligations as they become due), potentially leading to defaults with uncertain consequences, including the potential for defaults by borrowers under debt instruments held in a client’s portfolio. In addition, an extended period of remote working by the employees of the companies in which we invest subjects those companies to additional operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to cyberattacks that seek to exploit the COVID-19 pandemic, and the operational damage of any such events could potentially disrupt our business and reduce the value of our investments. The operations of

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Note 4 — Risk Considerations (Continued)

securities markets may also be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements, and other factors related to a public health emergency, including the potential adverse impact on the health of any such entity’s personnel. These measures may also hinder normal business operations by impairing usual communication channels and methods, hampering the performance of administrative functions such as processing payments and invoices, and diminishing the ability to make accurate and timely projections of financial performance. Because our ability to execute transactions on behalf of the Funds is dependent upon the timely performance of multiple third parties, any interruptions in the business operations of those third parties could impair our ability to effectively implement a Fund’s investment strategies.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 1-800-FUND-TCW (1-800-386-3829).

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Conservative Allocation Fund	$—	$207,946	$207,946
TCW Relative Value Dividend Appreciation Fund	501,037	—	501,037
TCW Relative Value Large Cap Fund	1,552,259	6,832,662	8,384,921
TCW Relative Value Mid Cap Fund	83,267	—	83,267
TCW Select Equities Fund	—	59,130,584	59,130,584

At the end of the previous fiscal year ended October 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Conservative Allocation Fund	$443,446	$237,494	$680,940
TCW Global Real Estate Fund	65,230	—	65,230
TCW New America Premier Equities Fund	544,514	575,388	1,119,902
TCW Relative Value Dividend Appreciation Fund	618,956	19,573,203	20,192,159
TCW Relative Value Large Cap Fund	3,359,621	56,558,431	59,918,052
TCW Relative Value Mid Cap Fund	139,532	1,374,491	1,514,023
TCW Select Equities Fund	—	81,572,707	81,572,707

Permanent differences incurred during the year ended October 31, 2020, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss),

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Note 5 — Federal Income Taxes (Continued)

undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Artificial Intelligence Equity Fund	$5,911	$—	$(5,911)
TCW Conservative Allocation Fund	759,778	(766,731)	6,953
TCW Global Real Estate Fund	15,586	2,804	(18,390)
TCW New America Premier Equities Fund	(201,266)	204,708	(3,442)
TCW Relative Value Dividend Appreciation Fund	(11,722)	11,722	—
TCW Relative Value Large Cap Fund	(872)	(2,379,803)	2,380,675
TCW Relative Value Mid Cap Fund	(8,481)	8,481	—
TCW Select Equities Fund	3,042,599	(115,242,498)	112,199,899

During the year ended October 31, 2020, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Conservative Allocation Fund	$952,066	$962,803	$—	$1,914,869
TCW Global Real Estate Fund	97,923	—	37,297	135,220
TCW New America Premier Equities Fund	966,007	575,392	—	1,541,399
TCW Relative Value Dividend Appreciation Fund	6,004,680	19,573,203	—	25,577,883
TCW Relative Value Large Cap Fund	3,918,408	56,559,224	—	60,477,632
TCW Relative Value Mid Cap Fund	647,695	1,374,491	—	2,022,186
TCW Select Equities Fund	—	81,574,839	—	81,574,839

During the prior fiscal year ended October 31, 2019, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Conservative Allocation Fund	$499,394	$1,228,449	$1,727,843
TCW Global Real Estate Fund	124,198	—	124,198
TCW New America Premier Equities Fund	182,613	296,757	479,370
TCW Relative Value Dividend Appreciation Fund	7,540,920	25,419,917	32,960,837
TCW Relative Value Large Cap Fund	6,198,135	39,749,863	45,947,998
TCW Relative Value Mid Cap Fund	543,644	6,237,869	6,781,513
TCW Select Equities Fund	—	117,726,514	117,726,514

At October 31, 2020, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Artificial Intelligence Equity Fund	$2,554,199	$(41,442)	$2,512,757	$7,838,491
TCW Conservative Allocation Fund	4,150,008	(306,822)	3,843,186	33,256,464
TCW Global Real Estate Fund	599,924	(250,303)	349,621	13,529,830
TCW New America Premier Equities Fund	41,734,342	(891,687)	40,842,655	142,492,457
TCW Relative Value Dividend Appreciation Fund	45,871,296	(18,859,041)	27,012,255	181,103,439
TCW Relative Value Large Cap Fund	25,854,008	(4,543,601)	21,310,407	71,995,701
TCW Relative Value Mid Cap Fund	17,525,191	(3,957,087)	13,568,104	48,260,397
TCW Select Equities Fund	552,613,058	(1,974,641)	550,638,417	244,496,198

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Note 5 — Federal Income Taxes (Continued)

At October 31, 2020, the following Funds had net realized loss carryforwards for federal income tax purposes:

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Artificial Intelligence Equity Fund	$104,258	$—	$104,258
TCW Global Real Estate Fund	423,497	—	423,497
TCW New America Premier Equities Fund	4,031,313	—	4,031,313
TCW Relative Value Dividend Appreciation Fund	3,193,061	—	3,193,061
TCW Relative Value Mid Cap Fund	1,978,376	—	1,978,376

The Funds did not have any unrecognized tax benefits at October 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2020. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Artificial Intelligence Equity Fund	0.70%
TCW Global Real Estate Fund	0.80%
TCW New America Premier Equities Fund	0.65%
TCW Relative Value Dividend Appreciation Fund	0.60%
TCW Relative Value Large Cap Fund	0.60%
TCW Relative Value Mid Cap Fund	0.70%
TCW Select Equities Fund	0.65%

The TCW Conservative Allocation Fund does not pay management fees to the Advisor; however, the Fund pays management fees to the Advisor indirectly as a shareholder in the underlying affiliated funds.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Artificial Intelligence Equity Fund
I Class	0.90	% (1)
N Class	1.00	% (1)
TCW Conservative Allocation Fund
I Class	0.85	% (1)
N Class	0.85	% (1)
TCW Global Real Estate Fund
I Class	1.00	% (1)
N Class	1.15	% (1)
TCW New America Premier Equities Fund
I Class	1.10	% (2)
N Class	1.10	% (2)
TCW Relative Value Dividend Appreciation Fund
I Class	0.70	% (1)
N Class	0.90	% (1)
TCW Relative Value Large Cap Fund
I Class	0.70	% (1)
N Class	0.90	% (1)

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Note 6 — Fund Management Fees and Other Expenses (Continued)

TCW Relative Value Mid Cap Fund
I Class	0.85	% (1)
N Class	0.95	% (1)
TCW Select Equities Fund
I Class	0.80	% (1)
N Class	1.00	% (1)

(1)	These limitations are based on an agreement between the Advisor and the Company.
(2)

Limitation based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2020. These limitations are voluntary and terminable in a six months’ notice.

These ratios were in effect from November 1, 2019 through February 29, 2020.

TCW Relative Value Dividend Appreciation Fund
I Class	0.73%
N Class	0.95%
TCW Relative Value Large Cap Fund
I Class	0.72%
N Class	0.95%
TCW Relative Value Mid Cap Fund
I Class	0.90%
N Class	1.00%

The amount borne by the Advisor during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

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Note 8 — Transactions with Affiliates

The ownership percentage of the TCW Conservative Allocation Fund in each of the affiliated underlying funds at October 31, 2020 is as follows:

Name of Affiliated Fund	Ownership Percentage (1)
Metropolitan West High Yield Bond Fund	0.06%
Metropolitan West Low Duration Bond Fund	0.09%
Metropolitan West Total Return Bond Fund	0.01%
Metropolitan West Unconstrained Bond Fund	0.21%
TCW Emerging Markets Income Fund	0.01%
TCW Global Bond Fund	4.24%
TCW Global Real Estate Fund	11.62%
TCW New America Premier Equities Fund	3.30%
TCW Relative Value Large Cap Fund	2.16%
TCW Relative Value Mid Cap Fund	0.52%
TCW Select Equities Fund	0.60%
TCW Total Return Bond Fund	0.06%

(1)	Percentage ownership based on total net assets of the underlying fund.

The financial statements of the Funds not contained in this report are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov.

Note 9 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2020 were as follows:

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Artificial Intelligence Equity Fund	$5,543,097	$1,431,429	$—	$—
TCW Conservative Allocation Fund	14,088,510	7,955,666	—	—
TCW Global Real Estate Fund	14,919,201	8,964,728	—	—
TCW New America Premier Equities Fund	177,743,830	158,079,928	—	—
TCW Relative Value Dividend Appreciation Fund	48,366,495	115,220,676	—	—
TCW Relative Value Large Cap Fund	35,069,417	78,139,808	—	—
TCW Relative Value Mid Cap Fund	28,097,952	36,354,471	—	—
TCW Select Equities Fund	33,649,318	138,771,046	—	—

During the year ended October 31, 2020, the TCW Select Equities Fund delivered securities in exchange for shares redeemed by a shareholder in an in-kind redemption valued at $192,760,534 on the date of transfer. The shareholder is a nonaffiliate of the Advisor. For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities; however, the gain or loss is not recognized for tax purposes and is reclassified from undistributed realized gain (loss) to paid-in capital. The Fund realized $99,294,343 net gain attributable to the in-kind redemption.

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Note 10 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Artificial Intelligence Equity Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	380,921	$6,163,899	145,852	$1,828,385
Shares Issued upon Reinvestment of Dividends	—	—	—	—
Shares Redeemed	(239,602)	(3,795,357)	(36,510)	(441,472)

Net Increase	141,319	$2,368,542	109,342	$1,386,913

N Class	Shares	Amount	Shares	Amount
Shares Sold	163,420	$2,761,039	27,842	$349,289
Shares Issued upon Reinvestment of Dividends	—	—	—	—
Shares Redeemed	(47,702)	(726,672)	(11,932)	(145,876)

Net Increase	115,718	$2,034,367	15,910	$203,413

TCW Conservative Allocation Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	776,254	$9,358,826	91,375	$1,067,893
Shares Issued upon Reinvestment of Dividends	161,527	1,860,793	155,645	1,670,629
Shares Redeemed	(377,533)	(4,398,166)	(193,887)	(2,278,514)

Net Increase	560,248	$6,821,453	53,133	$460,008

N Class	Shares	Amount	Shares	Amount
Shares Sold	24,005	$283,173	4,184	$49,644
Shares Issued upon Reinvestment of Dividends	1,926	22,240	2,560	27,777
Shares Redeemed	(17,894)	(194,960)	(22,125)	(258,348)

Net Increase (Decrease)	8,037	$110,453	(15,381)	$(180,927)

TCW Global Real Estate Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	395,732	$4,486,776	294,477	$2,959,883
Shares Issued upon Reinvestment of Dividends	10,694	117,234	10,892	107,612
Shares Redeemed	(161,678)	(1,539,328)	(31,703)	(295,516)

Net Increase	244,748	$3,064,682	273,666	$2,771,979

N Class	Shares	Amount	Shares	Amount
Shares Sold	336,584	$3,831,300	9	$100
Shares Issued upon Reinvestment of Dividends	1,410	15,470	1,433	13,771
Shares Redeemed	(1,925)	(20,896)	(108)	(1,146)

Net Increase	336,069	$3,825,874	1,334	$12,725

TCW New America Premier Equities Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	4,458,919	$92,791,854	4,115,075	$77,881,802
Shares Issued upon Reinvestment of Dividends	47,686	1,009,510	26,097	394,790
Shares Redeemed	(2,804,515)	(57,326,418)	(806,311)	(15,331,819)

Net Increase	1,702,090	$36,474,946	3,334,861	$62,944,773

N Class	Shares	Amount	Shares	Amount
Shares Sold	1,485,275	$31,087,553	2,893,815	$57,027,756
Shares Issued upon Reinvestment of Dividends	21,947	464,614	5,126	77,506
Shares Redeemed	(2,752,069)	(56,649,706)	(631,500)	(12,586,510)

Net Increase (Decrease)	(1,244,847)	$(25,097,539)	2,267,441	$44,518,752

80

TCW Funds, Inc.

October 31, 2020

Note 10 — Capital Share Transactions (Continued)

TCW Relative Value Dividend Appreciation Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	209,380	$3,207,634	504,129	$8,511,269
Shares Issued upon Reinvestment of Dividends	415,359	7,006,552	414,078	6,432,972
Shares Redeemed	(1,841,949)	(27,225,635)	(1,433,844)	(23,495,398)

Net Decrease	(1,217,210)	$(17,011,449)	(515,637)	$(8,551,157)

N Class	Shares	Amount	Shares	Amount
Shares Sold	174,861	$2,734,400	319,044	$5,511,987
Shares Issued upon Reinvestment of Dividends	1,050,840	18,014,759	1,656,828	25,982,155
Shares Redeemed	(3,403,875)	(53,053,129)	(12,869,283)	(211,307,480)

Net Decrease	(2,178,174)	$(32,303,970)	(10,893,411)	$(179,813,338)

TCW Relative Value Large Cap Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	3,028,924	$37,868,811	1,830,874	$31,978,587
Shares Issued upon Reinvestment of Dividends	4,126,933	51,339,036	2,767,903	43,456,077
Shares Redeemed	(6,756,746)	(80,123,102)	(17,557,586)	(317,936,796)

Net Increase (Decrease)	399,111	$9,084,745	(12,958,809)	$(242,502,132)

N Class	Shares	Amount	Shares	Amount
Shares Sold	310,191	$4,490,483	65,333	$1,163,632
Shares Issued upon Reinvestment of Dividends	425,019	5,265,990	89,401	1,400,709
Shares Redeemed	(495,293)	(5,831,642)	(193,899)	(3,492,878)

Net Increase (Decrease)	239,917	$3,924,831	(39,165)	$(928,537)

TCW Relative Value Mid Cap Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	241,604	$4,126,223	240,142	$4,861,204
Shares Issued upon Reinvestment of Dividends	72,767	1,634,356	304,588	5,400,645
Shares Redeemed	(651,699)	(11,979,506)	(740,307)	(15,038,443)

Net Decrease	(337,328)	$(6,218,927)	(195,577)	$(4,776,594)

N Class	Shares	Amount	Shares	Amount
Shares Sold	21,051	$408,055	34,016	$679,337
Shares Issued upon Reinvestment of Dividends	15,774	344,185	71,892	1,238,703
Shares Redeemed	(148,958)	(2,720,824)	(225,969)	(4,551,554)

Net Decrease	(112,133)	$(1,968,584)	(120,061)	$(2,633,514)

TCW Select Equities Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	3,966,217	$111,371,496	3,290,816	$83,826,396
Shares Issued upon Reinvestment of Dividends	1,905,156	52,239,394	3,365,894	73,073,756
Shares Redeemed	(15,162,850)	(381,316,351)	(6,094,637)	(157,466,429)

Net Increase (Decrease)	(9,291,477)	$(217,705,461)	562,073	$(566,277)

N Class	Shares	Amount	Shares	Amount
Shares Sold	795,528	$20,070,967	855,977	$20,126,165
Shares Issued upon Reinvestment of Dividends	524,250	12,639,676	966,328	18,698,643
Shares Redeemed	(1,305,237)	(33,016,408)	(1,855,073)	(43,185,903)

Net Increase (Decrease)	14,541	$(305,765)	(32,768)	$(4,361,095)

81

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 11 — Ownership

As of October 31, 2020, affiliates of the Funds and Advisor owned 47.29%, 76.34%, 9.54% and 26.96% of the net assets of the TCW Artificial Intelligence Equity Fund, the TCW Global Real Estate Fund, the TCW Relative Value Large Cap Fund, and the TCW Relative Value Mid Cap Fund, respectively.

Note 12 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities held by the Funds at October 31, 2020.

Note 13 — Committed Line Of Credit

The Company has entered into a $100,000,000 committed revolving line of credit agreement renewed annually with the State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes. The interest rate on borrowing is the higher of the Federal Funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2020. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 14 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 15 — New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of

82

TCW Funds, Inc.

October 31, 2020

Note 15 — New Accounting Pronouncement (Continued)

2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables - Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the implication of the additional disclosure requirement and determined that there is no impact to the Funds’ financial statements.

83

TCW Artificial Intelligence Equity Fund

Financial Highlights — I Class

	Year Ended October 31,				August 31, 2017 (Commencement of Operations) through October 31, 2017
	2020	2019	2018
Net Asset Value per Share, Beginning of year	$12.70	$11.18	$10.64		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss	(0.06)	(0.02)	(0.04)		(0.00	) (1)
Net Realized and Unrealized Gain on Investments (2)	5.67	1.54	0.58		0.64

Total from Investment Operations	5.61	1.52	0.54		0.64

Less Distributions:
Distributions from Net Investment Income	—	—	(0.00	) (1)	—

Net Asset Value per Share, End of year	$18.31	$12.70	$11.18		$10.64

Total Return	44.17%	13.60%	5.09%		6.40	% (3)

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$6,826	$2,940	$1,364		$695

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.81%	6.36%	8.32%		23.66	% (4)

After Expense Reimbursement	0.90%	0.92%	1.05%		1.05	% (4)

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.41)%	(0.17)%	(0.34)%		0.23	% (4)

Portfolio Turnover Rate	24.16%	61.09%	74.22%		13.05	% (3)

(1)	Amount rounds to less than $0.01 per share.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period August 31, 2017 (Commencement of Operations) through October 31, 2017.
(4)	Annualized.

See accompanying Notes to Financial Statements.

84

TCW Artificial Intelligence Equity Fund

Financial Highlights — N Class

	Year Ended October 31,				August 31, 2017 (Commencement of Operations) through October 31, 2017
	2020	2019	2018
Net Asset Value per Share, Beginning of year	$12.69	$11.17	$10.64		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss	(0.08)	(0.03)	(0.04)		(0.00	) (1)
Net Realized and Unrealized Gain on Investments (2)	5.66	1.55	0.57		0.64

Total from Investment Operations	5.58	1.52	0.53		0.64

Less Distributions:
Distributions from Net Investment Income	—	—	(0.00	) (1)	—

Net Asset Value per Share, End of year	$18.27	$12.69	$11.17		$10.64

Total Return	43.97%	13.61%	5.00%		6.40	% (3)

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$3,539	$989	$693		$532

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	3.83%	7.99%	9.60%		26.07	% (4)

After Expense Reimbursement	1.00%	1.01%	1.05%		1.05	% (4)

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.53)%	(0.25)%	(0.33)%		0.25	% (4)

Portfolio Turnover Rate	24.16%	61.09%	74.22%		13.05	% (3)

(1)	Amount rounds to less than $0.01 per share.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period August 31, 2017 (Commencement of Operations) through October 31, 2017.
(4)	Annualized.

See accompanying Notes to Financial Statements.

85

TCW Conservative Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$12.09	$11.68	$12.17	$12.13	$12.50

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.18	0.24	0.20	0.15	0.17
Net Realized and Unrealized Gain (Loss) on Investments	0.76	0.89	(0.19)	0.67	(0.07)

Total from Investment Operations	0.94	1.13	0.01	0.82	0.10

Less Distributions:
Distributions from Net Investment Income	(0.71)	(0.21)	(0.20)	(0.29)	(0.19)
Distributions from Net Realized Gain	(0.10)	(0.51)	(0.30)	(0.49)	(0.28)

Total Distributions	(0.81)	(0.72)	(0.50)	(0.78)	(0.47)

Net Asset Value per Share, End of year	$12.22	$12.09	$11.68	$12.17	$12.13

Total Return	8.19%	10.46%	0.04%	7.28%	0.78%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$36,714	$29,565	$27,925	$30,144	$28,982

Ratio of Expenses to Average Net Assets (2)	0.39%	0.44%	0.37%	0.36%	0.30%

Ratio of Net Investment Income to Average Net Assets	1.56%	2.03%	1.68%	1.26%	1.41%

Portfolio Turnover Rate	26.22%	21.66%	19.79%	55.53%	37.62%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying Notes to Financial Statements.

86

TCW Conservative Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$12.09	$11.67	$12.15	$12.07	$12.44

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.15	0.20	0.15	0.11	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.75	0.90	(0.18)	0.66	(0.08)

Total from Investment Operations	0.90	1.10	(0.03)	0.77	0.03

Less Distributions:
Distributions from Net Investment Income	(0.67)	(0.17)	(0.15)	(0.20)	(0.12)
Distributions from Net Realized Gain	(0.10)	(0.51)	(0.30)	(0.49)	(0.28)

Total Distributions	(0.77)	(0.68)	(0.45)	(0.69)	(0.40)

Net Asset Value per Share, End of year	$12.22	$12.09	$11.67	$12.15	$12.07

Total Return	7.85%	10.16%	(0.35)%	6.74%	0.31%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$452	$350	$518	$532	$1,597

Ratio of Expenses to Average Net Assets: (2)

Before Expense Reimbursement	6.06%	6.89%	5.14%	3.30%	1.54%

After Expense Reimbursement	0.70%	0.74%	0.76%	0.81%	0.82%

Ratio of Net Investment Income to Average Net Assets	1.23%	1.75%	1.28%	0.89%	0.89%

Portfolio Turnover Rate	26.22%	21.66%	19.79%	55.53%	37.62%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying Notes to Financial Statements.

87

TCW Global Real Estate Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$11.16	$9.30	$10.10	$9.42	$9.71

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.33	0.25	0.25	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.05)	1.78	(0.85)	0.70	(0.26)

Total from Investment Operations	0.12	2.11	(0.60)	0.95	0.04

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.25)	(0.20)	(0.27)	(0.29)
Distributions from Net Realized Gain	—	—	—	—	(0.01)
Distributions from Return of Capital	(0.05)	—	—	—	(0.03)

Total Distributions	(0.21)	(0.25)	(0.20)	(0.27)	(0.33)

Net Asset Value per Share, End of year	$11.07	$11.16	$9.30	$10.10	$9.42

Total Return	1.15%	23.17%	(6.06)%	10.28%	0.31%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$9,175	$6,518	$2,886	$2,818	$3,499

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.80%	3.15%	3.78%	4.38%	3.29%

After Expense Reimbursement	1.00%	1.00%	1.12%	1.37%	1.40%

Ratio of Net Investment Income to Average Net Assets	1.59%	3.25%	2.55%	2.57%	3.14%

Portfolio Turnover Rate	136.71%	85.18%	121.67%	74.51%	68.69%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

88

TCW Global Real Estate Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$11.16	$9.30	$10.10	$9.42	$9.70

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.13	0.39	0.24	0.25	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)	1.71	(0.85)	0.70	(0.27)

Total from Investment Operations	0.10	2.10	(0.61)	0.95	0.05

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.24)	(0.19)	(0.27)	(0.29)
Distributions from Net Realized Gain	—	—	—	—	(0.01)
Distributions from Return of Capital	(0.05)	—	—	—	(0.03)

Total Distributions	(0.20)	(0.24)	(0.19)	(0.27)	(0.33)

Net Asset Value per Share, End of year	$11.06	$11.16	$9.30	$10.10	$9.42

Total Return	0.94%	22.99%	(6.14)%	10.28%	0.41%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$4,370	$658	$536	$581	$517

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	5.14%	7.17%	7.65%	7.92%	6.66%

After Expense Reimbursement	1.15%	1.15%	1.22%	1.37%	1.40%

Ratio of Net Investment Income to Average Net Assets	1.21%	3.88%	2.46%	2.51%	3.34%

Portfolio Turnover Rate	136.71%	85.18%	121.67%	74.51%	68.69%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

89

TCW New America Premier Equities Fund

Financial Highlights — I Class

	Year Ended October 31,				January 29, 2016 (Commencement of Operations) through October 31, 2016
	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$20.34	$16.27	$15.24	$11.23	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.01	0.11	(0.02)	0.01	0.08
Net Realized and Unrealized Gain on Investments	2.48	4.18	1.59	4.22	1.15

Total from Investment Operations	2.49	4.29	1.57	4.23	1.23

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.01)	—	(0.05)	—
Distributions from Net Realized Gain	(0.09)	(0.21)	(0.54)	(0.17)	—

Total Distributions	(0.19)	(0.22)	(0.54)	(0.22)	—

Net Asset Value per Share, End of year	$22.64	$20.34	$16.27	$15.24	$11.23

Total Return	12.31%	26.79%	10.60%	38.41%	12.30	% (2)

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$153,647	$103,442	$28,486	$16,527	$3,143

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.83%	0.93%	1.28%	1.79%	4.72	% (3)

After Expense Reimbursement	NA	0.82%	1.04%	1.04%	1.05	% (3)

Ratio of Net Investment Income (Loss) to Average Net Assets	0.03%	0.56%	(0.13)%	0.11%	1.03	% (3)

Portfolio Turnover Rate	88.08%	105.28%	49.68%	114.48%	73.83	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 29, 2016 (Commencement of Operations) through October 31, 2016.
(3)	Annualized.

See accompanying Notes to Financial Statements.

90

TCW New America Premier Equities Fund

Financial Highlights — N Class

	Year Ended October 31,				January 29, 2016 (Commencement of Operations) through October 31, 2016
	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$20.31	$16.27	$15.24	$11.23	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.01)	0.06	(0.02)	0.01	0.08
Net Realized and Unrealized Gain on Investments	2.44	4.20	1.59	4.22	1.15

Total from Investment Operations	2.43	4.26	1.57	4.23	1.23

Less Distributions:
Distributions from Net Investment Income	(0.06)	(0.01)	—	(0.05)	—
Distributions from Net Realized Gain	(0.09)	(0.21)	(0.54)	(0.17)	—

Total Distributions	(0.15)	(0.22)	(0.54)	(0.22)	—

Net Asset Value per Share, End of year	$22.59	$20.31	$16.27	$15.24	$11.23

Total Return	12.02%	26.60%	10.60%	38.41%	12.30	% (2)

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$29,870	$52,130	$4,879	$2,313	$1,128

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.17%	1.28%	2.14%	3.64%	6.08	% (3)

After Expense Reimbursement	1.05%	1.00%	1.04%	1.04%	1.05	% (3)

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05)%	0.32%	(0.13)%	0.11%	0.98	% (3)

Portfolio Turnover Rate	88.08%	105.28%	49.68%	114.48%	73.83	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 29, 2016 (Commencement of Operations) through October 31, 2016.
(3)	Annualized.

See accompanying Notes to Financial Statements.

91

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$17.92	$17.47	$19.14	$16.95	$16.49

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.40	0.39	0.35	0.48	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(1.81)	1.37	(0.90)	2.17	0.41

Total from Investment Operations	(1.41)	1.76	(0.55)	2.65	0.76

Less Distributions:
Distributions from Net Investment Income	(0.41)	(0.39)	(0.40)	(0.46)	(0.30)
Distributions from Net Realized Gain	(1.19)	(0.92)	(0.72)	—	—

Total Distributions	(1.60)	(1.31)	(1.12)	(0.46)	(0.30)

Net Asset Value per Share, End of year	$14.91	$17.92	$17.47	$19.14	$16.95

Total Return	(8.71)%	11.27%	(3.28)%	15.69%	4.66%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$55,326	$88,314	$95,108	$128,498	$165,331

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.75%	0.75%	0.78%	0.78%	0.87%

After Expense Reimbursement	0.71%	0.74%	N/A	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	2.53%	2.28%	1.84%	2.60%	2.11%

Portfolio Turnover Rate	19.68%	17.71%	18.48%	23.45%	19.13%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

92

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$18.24	$17.77	$19.46	$17.23	$16.76

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.37	0.37	0.32	0.43	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(1.84)	1.38	(0.93)	2.23	0.43

Total from Investment Operations	(1.47)	1.75	(0.61)	2.66	0.74

Less Distributions:
Distributions from Net Investment Income	(0.38)	(0.36)	(0.36)	(0.43)	(0.27)
Distributions from Net Realized Gain	(1.19)	(0.92)	(0.72)	—	—

Total Distributions	(1.57)	(1.28)	(1.08)	(0.43)	(0.27)

Net Asset Value per Share, End of year	$15.20	$18.24	$17.77	$19.46	$17.23

Total Return	(8.88)%	11.02%	(3.52)%	15.46%	4.43%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$152,934	$223,322	$411,123	$493,766	$876,421

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.02%	1.04%	1.05%	1.05%	1.15%

After Expense Reimbursement	0.92%	0.96%	1.00%	1.00%	1.11%

Ratio of Net Investment Income to Average Net Assets	2.32%	2.10%	1.62%	2.24%	1.86%

Portfolio Turnover Rate	19.68%	17.71%	18.48%	23.45%	19.13%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

93

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$18.69	$19.82	$24.30	$21.38	$21.99

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.33	0.28	0.49	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.57)	0.84	(1.18)	3.96	0.19

Total from Investment Operations	(0.35)	1.17	(0.90)	4.45	0.51

Less Distributions:
Distributions from Net Investment Income	(0.49)	(0.31)	(0.47)	(0.41)	(0.25)
Distributions from Net Realized Gain	(7.01)	(1.99)	(3.11)	(1.12)	(0.87)

Total Distributions	(7.50)	(2.30)	(3.58)	(1.53)	(1.12)

Net Asset Value per Share, End of year	$10.84	$18.69	$19.82	$24.30	$21.38

Total Return	(7.02)%	8.13%	(5.11)%	21.55%	2.61%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$83,765	$136,917	$402,035	$472,078	$480,174

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.80%	0.78%	0.77%	0.77%	0.88%

After Expense Reimbursement	0.71%	0.74%	N/A	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	1.88%	1.79%	1.28%	2.11%	1.57%

Portfolio Turnover Rate	31.17%	19.47%	20.47%	24.44%	14.71%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

94

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$18.62	$19.74	$24.21	$21.31	$21.91

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.28	0.23	0.44	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.56)	0.86	(1.18)	3.94	0.19

Total from Investment Operations	(0.37)	1.14	(0.95)	4.38	0.47

Less Distributions:
Distributions from Net Investment Income	(0.45)	(0.27)	(0.41)	(0.36)	(0.20)
Distributions from Net Realized Gain	(7.01)	(1.99)	(3.11)	(1.12)	(0.87)

Total Distributions	(7.46)	(2.26)	(3.52)	(1.48)	(1.07)

Net Asset Value per Share, End of year	$10.79	$18.62	$19.74	$24.21	$21.31

Total Return	(7.17)%	7.92%	(5.35)%	21.27%	2.42%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$9,277	$11,535	$13,003	$16,373	$19,530

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.32%	1.24%	1.21%	1.16%	1.23%

After Expense Reimbursement	0.91%	0.95%	0.99%	1.00%	1.10%

Ratio of Net Investment Income to Average Net Assets	1.67%	1.52%	1.05%	1.93%	1.35%

Portfolio Turnover Rate	31.17%	19.47%	20.47%	24.44%	14.71%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

95

TCW Relative Value Mid Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$21.06	$22.44	$25.96	$20.02	$22.43

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.18	0.12	0.11	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(1.78)	0.21	(1.56)	5.96	0.34

Total from Investment Operations	(1.61)	0.39	(1.44)	6.07	0.52

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.15)	(0.13)	(0.13)	(0.16)
Distributions from Net Realized Gain	(0.37)	(1.62)	(1.95)	—	(2.77)

Total Distributions	(0.55)	(1.77)	(2.08)	(0.13)	(2.93)

Net Asset Value per Share, End of year	$18.90	$21.06	$22.44	$25.96	$20.02

Total Return	(8.07)%	3.18%	(6.48)%	30.40%	3.53%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$51,021	$63,957	$72,527	$84,136	$74,840

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.97%	0.95%	0.92%	0.99%	0.98%

After Expense Reimbursement	0.87%	0.90%	N/A	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	0.90%	0.86%	0.48%	0.45%	0.96%

Portfolio Turnover Rate	42.07%	25.89%	22.60%	31.93%	17.81%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

96

TCW Relative Value Mid Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$20.45	$21.82	$25.28	$19.50	$21.90

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.15	0.15	0.09	0.07	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(1.74)	0.21	(1.52)	5.80	0.32

Total from Investment Operations	(1.59)	0.36	(1.43)	5.87	0.46

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.11)	(0.08)	(0.09)	(0.09)
Distributions from Net Realized Gain	(0.37)	(1.62)	(1.95)	—	(2.77)

Total Distributions	(0.52)	(1.73)	(2.03)	(0.09)	(2.86)

Net Asset Value per Share, End of year	$18.34	$20.45	$21.82	$25.28	$19.50

Total Return	(8.18)%	3.12%	(6.61)%	30.15%	3.30%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$10,902	$14,448	$18,040	$19,095	$16,839

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.42%	1.37%	1.31%	1.37%	1.35%

After Expense Reimbursement	0.97%	1.00%	1.04%	1.16%	1.20%

Ratio of Net Investment Income to Average Net Assets	0.81%	0.76%	0.36%	0.29%	0.74%

Portfolio Turnover Rate	42.07%	25.89%	22.60%	31.93%	17.81%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

97

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$27.64	$27.13	$30.42	$26.06	$29.65

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.08)	(0.06)	(0.08)	(0.05)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	9.04	4.21	3.37	5.99	(1.42)

Total from Investment Operations	8.96	4.15	3.29	5.94	(1.52)

Less Distributions:
Distributions from Net Realized Gain	(2.47)	(3.64)	(6.58)	(1.58)	(2.07)

Net Asset Value per Share, End of year	$34.13	$27.64	$27.13	$30.42	$26.06

Total Return	34.59%	18.98%	12.59%	24.47%	(5.56)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$633,683	$770,079	$740,485	$768,535	$1,264,622

Ratio of Expenses to Average Net Assets	0.76%	0.80%	0.87%	0.88%	0.89%

Ratio of Net Investment Loss to Average Net Assets	(0.28)%	(0.25)%	(0.29)%	(0.18)%	(0.38)%

Portfolio Turnover Rate	4.09%	6.41%	15.43%	17.95%	14.05%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

98

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$24.59	$24.61	$28.23	$24.35	$27.91

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.13)	(0.11)	(0.13)	(0.10)	(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	7.96	3.73	3.09	5.56	(1.33)

Total from Investment Operations	7.83	3.62	2.96	5.46	(1.49)

Less Distributions:
Distributions from Net Realized Gain	(2.47)	(3.64)	(6.58)	(1.58)	(2.07)

Net Asset Value per Share, End of year	$29.95	$24.59	$24.61	$28.23	$24.35

Total Return	34.26%	18.74%	12.36%	24.20%	(5.81)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$161,625	$132,332	$133,252	$138,807	$151,174

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.06%	1.08%	1.15%	1.16%	1.16%

After Expense Reimbursement	0.99%	1.01%	1.08%	1.11%	1.14%

Ratio of Net Investment Loss to Average Net Assets	(0.51)%	(0.45)%	(0.50)%	(0.39)%	(0.64)%

Portfolio Turnover Rate	4.09%	6.41%	15.43%	17.95%	14.05%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

99

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Artificial Intelligence Equity Fund, TCW Conservative Allocation Fund, TCW Global Real Estate Fund, TCW New America Premier Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, and TCW Select Equities Fund (collectively, the “TCW Equity and Asset Allocation Funds”) (eight of eighteen funds comprising TCW Funds, Inc.), including the schedules of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the TCW Equity and Asset Allocation Funds, except, TCW Artificial Intelligence Equity Fund which is for each of the three years in the period then ended and for the period August 31, 2017 (commencement of operations) to October 31, 2017, and TCW New America Premier Equities Fund which is for each of the four years in the period then ended and for the period January 29, 2016 (commencement of operations) to October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective TCW Equity and Asset Allocation Funds as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the TCW Equity and Asset Allocation Funds, except, TCW Artificial Intelligence Equity Fund which is for each of the three years in the period then ended and for the period August 31, 2017 (commencement of operations) to October 31, 2017, and TCW New America Premier Equities Fund which is for each of the four years in the period then ended and for the period January 29, 2016 (commencement of operations) to October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW Equity and Asset Allocation Funds’ management. Our responsibility is to express an opinion on the TCW Equity and Asset Allocation Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW Equity and Asset Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity and Asset Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 21, 2020

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

100

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020 (184 days).

Actual Expenses:    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2020 to October 31, 2020)
TCW Artificial Intelligence Equity Fund
I Class Shares
Actual	$1,000.00	$1,325.90	0.90%		$5.26
Hypothetical (5% return before expenses)	1,000.00	1,020.61	0.90%		4.57

N Class Shares
Actual	$1,000.00	$1,324.90	1.00%		$5.84
Hypothetical (5% return before expenses)	1,000.00	1,020.11	1.00%		5.08

TCW Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$1,090.10	0.38	% (1)	$2.00	(1)
Hypothetical (5% return before expenses)	1,000.00	1,023.23	0.38	% (1)	1.93	(1)

N Class Shares
Actual	$1,000.00	$1,089.10	0.69	% (1)	$3.62	(1)
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.69	% (1)	3.51	(1)

TCW Global Real Estate Fund
I Class Shares
Actual	$1,000.00	$1,140.20	1.00%		$5.38
Hypothetical (5% return before expenses)	1,000.00	1,020.11	1.00%		5.08

N Class Shares
Actual	$1,000.00	$1,138.40	1.15%		$6.18
Hypothetical (5% return before expenses)	1,000.00	1,019.36	1.15%		5.84

101

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2020 to October 31, 2020)
TCW New America Premier Equities Fund
I Class Shares
Actual	$1,000.00	$1,167.00	0.81%	$4.41
Hypothetical (5% return before expenses)	1,000.00	1,021.06	0.81%	4.12

N Class Shares
Actual	$1,000.00	$1,165.00	1.10%	$5.99
Hypothetical (5% return before expenses)	1,000.00	1,019.61	1.10%	5.58

TCW Relative Value Dividend Appreciation Fund
I Class Shares
Actual	$1,000.00	$1,105.60	0.70%	$3.70
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.70%	3.56

N Class Shares
Actual	$1,000.00	$1,104.80	0.90%	$4.76
Hypothetical (5% return before expenses)	1,000.00	1,020.61	0.90%	4.57

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$1,130.30	0.70%	$3.75
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.70%	3.56

N Class Shares
Actual	$1,000.00	$1,128.70	0.90%	$4.82
Hypothetical (5% return before expenses)	1,000.00	1,020.61	0.90%	4.57

TCW Relative Value Mid Cap Fund
I Class Shares
Actual	$1,000.00	$1,182.00	0.85%	$4.66
Hypothetical (5% return before expenses)	1,000.00	1,020.86	0.85%	4.32

N Class Shares
Actual	$1,000.00	$1,180.90	0.95%	$5.21
Hypothetical (5% return before expenses)	1,000.00	1,020.36	0.95%	4.82

TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$1,229.00	0.74%	$4.15
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.74%	3.76

N Class Shares
Actual	$1,000.00	$1,228.00	0.98%	$5.49
Hypothetical (5% return before expenses)	1,000.00	1,020.21	0.98%	4.98

(1)	Does not included Expenses of the underlying affiliated investments.

102

TCW Funds, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

103

TCW Funds, Inc.

Privacy Policy (Continued)

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

•

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and con- firm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

104

TCW Funds, Inc.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

105

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement

Renewal of Investment Advisory and Management Agreement (Unaudited)

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 14, 2020, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2021 through February 5, 2022. The Board met by telephone to approve that renewal, notwithstanding the in-person approval requirement that normally applies under the Investment Company Act, as permitted by relief provided by the Securities and Exchange Commission in light of the COVID-19 pandemic. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by telephone in a working session on August 26, 2020 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 14, 2020 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by

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their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that had been experienced over the past several years. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2020. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology

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Approval of Investment Management and Advisory Agreement (Continued)

for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that the investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but five Funds ranked in the fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance and the actions taken or to be taken by the Advisor to address the underperformance, and they indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns. The Board also considered the Advisor’s assessment of the Funds’ performance during the recent period of significant market volatility.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage-focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-, five-, three- and one-year periods.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten- and five-year periods and the first quintile for the three- and one-year periods.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the five-year period and the first quintile for the three- and one-year periods.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-, five-, three- and one-year periods.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-, five-, three- and one-year periods.

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For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the five-, three- and one-year periods.

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of most Funds for the various periods reviewed ranked in the first, second or third quintiles.

The Select Equities Fund ranked in the second quintile for the ten-year period, the first quintile for the five- and three-year periods, and the second quintile for the one-year period.

The Relative Value Dividend Appreciation Fund ranked in the fourth quintile for the ten-year period and the fifth quintile for the five-, three- and one-year periods. The Relative Value Large Cap Fund ranked in the third quintile for the ten-year period, the fourth quintile for the five-year period, the fifth quintile for the three-year period and the fourth quintile for the one-year period. The Relative Value Mid Cap Fund ranked in the fourth quintile for the ten-, five-, three- and one-year periods. The Board and the Independent Directors noted the Advisor’s explanation that the diversification tool used to mitigate risk of the Relative Value Funds weighed on their near-term performance in a momentum-driven market and its opinion that each of the Relative Value Funds is well-positioned to excel in a strengthening economic environment. The Board and the Independent Directors also noted that the Relative Value Funds outperformed their respective benchmarks by 200 to 550 basis points between March 31, 2020 and July 31, 2020 and had appreciatively narrowed the underperformance versus their respective benchmarks year-to-date through July 2020.

The New America Premier Equities Fund ranked in the second quintile for the three-year period and the fifth quintile for the one-year period.

The Artificial Intelligence Equity Fund ranked in the third quintile for the one-year period, improving to the universe median, and the fourth quintile for the period since inception. The Board and the Independent Directors considered the Advisor’s explanation that the peer funds had greater exposure to the information technology sector, making the peer group less useful in comparing relative performance than if those funds’ principal investment strategies were more closely aligned with the Fund’s investment focus. The Board and the Independent Directors also noted the relatively short operating history of the Fund and determined to continue to closely monitor its performance.

The Global Real Estate Fund ranked in the second quintile for the five-year period and in the first quintile for the three- and one-year periods.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles over various time periods. The Emerging Markets Income Fund ranked in the first quintile for the ten-year period and the second quintile for the five-year period but ranked in the fourth quintile for the three-year period and the fifth quintile for the one-year period. The Emerging Markets Local Currency Income Fund ranked in the first quintile for the five-year period and the third quintile for the three- and one-year periods. The Emerging Markets Multi-Asset Opportunities Fund ranked in the second quintile for the five-year period and the first quintile for the three- and one-year periods. The Developing Markets Equity Fund ranked in the third quintile for the three-year period and the first quintile for the one-year period.

The Board and the Independent Directors noted the Advisor’s explanation that the challenging international and emerging market conditions in recent years weighed on near-term performance for some Funds and its opinion that each of the international and emerging markets Funds is well-positioned to excel in a strengthening economic environment.

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Approval of Investment Management and Advisory Agreement (Continued)

For the asset allocation Fund, the Board and the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-, five-, three- and one-year periods.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis, with the exception of the Emerging Markets Income Fund and the Conservative Allocation Fund. They also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or near the median of the peer group funds. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor

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believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and current subsidies of the operating expenses of newer and smaller Funds and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors considered the risk borne by the Advisor that the Funds’ net assets and thus the Advisor’s fees might decline in the event of redemptions and that smaller Funds might not grow to become profitable. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

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Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1. By	calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2. By	going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1. By	calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2. By	going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

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Tax Information Notice (Unaudited)

On account of the year ended October 31, 2020, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Conservative Allocation Fund	$0.07
TCW Relative Value Large Cap Fund	$0.79
TCW Select Equities Fund	$2.47

Under Section 854 (b) (2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2020:

Fund	Qualified Dividend Income
TCW Artificial Intelligence Equity Fund	$23,136
TCW Conservative Allocation Fund	$1,630,127
TCW Global Real Estate Fund	$23,986
TCW New America Premier Equities Fund	$1,548,719
TCW Relative Value Dividend Appreciation Fund	$7,846,456
TCW Relative Value Large Cap Fund	$2,862,541
TCW Relative Value Mid Cap Fund	$1,055,919
TCW Select Equities Fund	$2,292,741

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Global Real Estate Fund	17.64%
TCW New America Premier Equities Fund	100%
TCW Relative Value Dividend Appreciation Fund	100%
TCW Relative Value Large Cap Fund	100%
TCW Relative Value Mid Cap Fund	100%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2021, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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Directors and Officers of the Company

A board of seven directors is responsible for overseeing the operations of the Company, which consists of 18 Funds at October 31, 2020. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point.360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017) and Athletic Director (August 2010 – June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005-2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Pacific Oak Strategic Opportunity REIT II (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (business development company); TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Stanford University (university); Causeway Capital Management Trust (mutual fund; 6 portfolios); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation) TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2003), Cowen Prime Services (broker dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue 22nd Floor, Los Angeles, CA 90071.

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Interested Directors

These directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Chairman (2014 – December 2015), Trust Company of the West.	N/A
David S. DeVito (1962) President and Chief Executive Officer	Mr. DeVito has served as a director of the TCW Funds, Inc. since January 2014 and as its President and Chief Executive Officer since January 2014.	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc.; Chief Financial Officer and Treasurer (since 2010), Metropolitan West Funds.	TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).

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Directors and Officers of the Company (Continued)

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.

Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC and Trust Company of the West

(2013 – December 2015); Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc.; Vice President and Secretary (since February 2013), Metropolitan West Funds.

Jeffrey Engelsman (1967) Chief Compliance Officer and AML Officer	Mr. Engelsman has served as Chief Compliance Officer of TCW Funds, Inc. since September 2014 and AML Officer of TCW Funds, Inc. since December 2016.	AML Officer (since December 2016), Metropolitan West Funds, and TCW Strategic Income Fund, Inc.; Managing Director and Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2014), Metropolitan West Funds; Managing Director, Global Chief Compliance Officer (since August 2014), Metropolitan West Asset Management Company, LLC, and TCW Asset Management Company LLC (since August 2014) and Trust Company of the West (2014 – December 2015); Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc.
Richard M. Villa (1964) Treasurer Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.

Managing Director, Chief Financial Officer and Assistant Secretary (since

January 2016), TCW LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, the TCW Group, Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and Trust Company of the West (2008 – December 2015).

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017.

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In addition, Eric Chan, Senior Vice President of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company (since June 2019) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Patrick W. Dennis, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, the Advisor (since February 2013) and Trust Company of the West (February 2013 – December 2015), is Vice President and Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

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TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer and Anti-Money Laundering Officer

Patrick W. Dennis

Vice President and Assistant Secretary

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

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FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank) if you invest through a financial intermediary, or by calling 1-800-FUND-TCW (1-800-386-3829) if you invest directly with the Funds.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Funds, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Funds or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held directly with TCW or through your financial intermediary.

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the 2020 Annual Report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2020. I would like to express our appreciation for your continued investment in the TCW Funds as well as to welcome new shareholders to our fund family. As of October 31, 2020, the TCW Funds held total net investor assets of approximately $17.6 billion.

This report contains information and portfolio management discussions of our TCW Fixed Income Funds.

Economic Review and Market Environment

The defining characteristics of the past year remain centered on the disruption that has been brought to the economy and the markets by the COVID-19 pandemic. As the virus spread globally and strict economic curbs were put into place to slow its transmission, markets reacted with a swift repricing in a widespread sell-off in the first quarter of 2020. No sector was immune, particularly as levered investor (forced) sales and more routine redemptions tested liquidity in a fashion unhappily reminiscent of 2008. The sharpness of the drop, both in the financial markets and in the broader economy, resulted in decisive action by the Federal Reserve and Congress, which provided trillions of dollars in the form of monetary and fiscal stimulus. Notably, the Fed stepped in and lopped off the final 150 basis points of its target rate in a return to a zero interest rate policy (ZIRP) through an intra-meeting announcement, while also resuming its asset purchase programs with unprecedented scale and speed. The effect of these policies was staggering as an abundance of liquidity and investors impervious to downside potential, seemingly secure in a reliance on monetary policy to backstop markets, led to an extreme risk market reversal from the troughs of March. Equities recouped the entirety of early-year losses and indices were notching new highs by the end of August, gaining nearly 10% for the year ended October 31, 2020. Meanwhile, U.S.

Treasury yields fell across all maturities against this backdrop of renewed monetary support, with the effect most pronounced in the front end (U.S. T-Bill yields on maturities of less than one year were roughly 140 bps lower year-over-year).

As yields moved lower, fixed income markets delivered positive total returns and the Bloomberg Barclays Aggregate Index gained 6.2% during the period, though it trailed duration-matched Treasuries by approximately 12 bps. Underlying this Index return, investment grade corporate credit was up 7.1%, while high yield recovered from severe spread widening early in 2020 to provide a gain of approximately 3.5%. Among non-corporate credit, municipals gained 6.4%, but trailed duration-matched Treasuries by over 400 bps. Outside of credit, securitized products were mixed in terms of performance. Agency mortgage-backed securities (MBS) were supported by the massive amount of Fed support to gain just under 4.0% during the period and delivering 15 bps of positive excess return over duration-matched Treasuries. Commercial MBS (CMBS) also did well, though agency-backed issues were the clear outperformers in terms of collateral type, with total returns of nearly 7.2% and positive excess returns of 23 bps over duration-matched Treasuries, while non-agency CMBS trailed duration-matched Treasuries. Meanwhile, after significant pricing dislocations in March of 2020, non-agency MBS remediated with several months of consistent, positive returns, particularly from issues backed by subprime and alt-A collateral. Finally, asset-backed securities (ABS) gained 4.3% and outperformed duration-matched Treasuries by over 80 bps.

The Economy and Market Ahead

Going forward, the outlook for growth is uncertain and highly dependent on the path of the pandemic and response, with expectations for COVID-19-driven behavioral changes and persistent labor market disparities to be a headwind to a consumer-driven rebound in

Letter to Shareholders (Continued)

economic activity. While there are sectors that stand to benefit from the massive government response and shifting consumption/investment patterns from the pandemic, overall risk market valuations look stretched as spreads trade back close to early 2020 levels and through long-term averages. Without doubt, the next phase of the recovery will likely be more difficult, particularly given the delay in, and likely reduction of, additional fiscal support against the backdrop of a rancorous political landscape. What is clear is that headline volatility isn’t going to subside any time soon, and the strategies are positioned with an eye towards having dry powder to take advantage of potential opportunities in the fixed income markets. The investment management team continues to emphasize a cycle-aware philosophy and portfolios remain true to this disciplined, value-based approach.

Data sources for the discussion above include Bloomberg Barclays.

These are challenging times for all of us, both in our personal and professional lives, and on behalf of everyone at TCW, I wish you and your loved ones good health and safety. We truly value our relationship with you and thank you for making the TCW Funds part of your long-term investment plan. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

TCW Core Fixed Income Fund

Management Discussions

The TCW Core Fixed Income Fund — I Class (“Fund”) gained 7.14% (net of fees) for the one year period ended October 31, 2020, beating the Bloomberg Barclays U.S. Aggregate Index by 95 bps. Early in the period, the Fund maintained an underweight to corporate credit given what we viewed to be late cycle dynamics (i.e. high corporate leverage and share buybacks), which benefitted performance amid the virus-induced spread widening early in 2020. This conservative posture further rewarded returns as defensive industries such as healthcare and pharmaceuticals outperformed more market-sensitive areas like energy, cyclicals, and non-U.S. sovereigns. During this cheapening phase, the Fund took the opportunity to purchase credits at compelling levels, which delivered another boost to returns as yield premiums remediated in the second quarter of 2020. Positioning has since been trimmed and currently represents a relative underweight to the Index. Among securitized products, the allocation to agency MBS (mortgage-backed securities) increased at favorable entry points as the sector was weighed down by Fed tapering and low rates in 2019. This upsized shift benefited performance given the Fed’s massive sponsorship instituted in March. Further, the preference among agency MBS for current/lower coupon TBAs contributed to performance with incremental carry — financing rates are relatively attractive among lower coupons given the sizable Fed footprint. ABS (asset-backed securities) and CMBS (commercial mortgage-backed securities) sectors were both weighed down by the negative effects from the health crisis, though issue selection favoring senior, higher-quality CMBS was additive on the margin, with an additional contribution coming from legacy non-agency MBS (not held in the Index) as the sector has posted steady positive returns with the exception of March 2020. Finally, the Fund’s duration profile modestly detracted from relative returns, moving from neutral to underweight as yields declined to historic lows over the period.

Looking forward, the corporate allocation remains underweight, and is made up of defensive sectors (non-cyclicals and communications) that we believe should offer more stability, and idiosyncratic opportunities where higher yield premiums offer more compelling value. Within the securitized space, the allocation to agency MBS swapped some specified pool exposure for TBAs given attractive financing rates, with a focus on low coupon issues where the Fed has concentrated its purchases. Non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, with an overall eye towards adding exposure in heavily discounted, senior legacy securities. Among ABS, the Fund’s exposure avoids more vulnerable collateral types such as credit card loans, preferring AAA-rated CLOs (collateralized loan obligations) and government-guaranteed student loan collateral, though the allocation to FFELP student loans may be opportunistically trimmed given relatively tight spread levels. Finally, the duration position is approximately 0.6 years shorter than the benchmark as Treasury rates remain near historic lows.

	Performance through October 31, 2020(1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)	Since Inception (annualized)
TCW Core Fixed Income Fund
Class I (Inception: January 1, 1990)	7.14%	5.44%	4.17%	3.82%	6.00	%(2)
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	5.06%	4.08%	3.55%	5.95%
Class N (Inception: March 1, 1999)	6.92%	5.21%	3.93%	3.53%	5.13%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	5.06%	4.08%	3.55%	4.94%
Class Plan (Inception: February 28, 2020)	—	—	—	—	3.98	%(3)
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	—	—	2.46	%(3)

TCW Core Fixed Income Fund

Management Discussions (Continued)

TCW Core Fixed Income Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

(3)	Non-annualized. Cumulative return for the Class Plan during the period of February 28, 2020 through October 31, 2020.

TCW Enhanced Commodity Strategy Fund

Management Discussions

The TCW Enhanced Commodities Strategy Fund — I Class (“Fund”) fell 5.82% (net of fees) for the one-year period ending October 31, 2020, outpacing the Bloomberg Commodities Index by over 290 bps. The negative return was driven by the lagging performance of the commodities market, which was weighed down by the global slowdown owing to the pandemic. Meanwhile, the allocation to fixed income securities boosted the Fund’s relative performance. The Fund was conservatively positioned heading into the sharp sell-off in March, allowing it to weather the storm reasonably well and ensuring ample liquidity to take advantage of emerging opportunities by expanding the risk budget. On the heels of massive government stimulus and accommodative measures, as well as subsequent partial economic re-openings, fixed income rebounded in the following months with investment grade corporates contributing positively to returns for the overall period. Notable contributors included banking, technology, healthcare, healthcare REITs, P&C insurance, food & beverage, and pharmaceuticals, while an additional gain came from a modest exposure to high yield corporates. Securitized products were further additive, especially non-agency CMBS favoring higher quality, seasoned, and up-in-the-capital structure issues, followed by non-agency MBS, which benefited from strong housing fundamentals (i.e. brisk home sales fueled by low rates as well as the prevalence of stay-at-home measures due to the pandemic). However, government-guaranteed student loan ABS was a drag, as the sector came under pressure from forbearance concerns due to the health crisis. Finally, a Fund duration profile averaging about 1 year was beneficial for the specified period as rates plunged amid the pandemic and remain near historic lows.

Fund strategy and potential repositioning will continue to be guided by TCW’s views on valuations across the allocable sectors providing the Fund with ample levels of liquidity to respond to rapidly changing market valuations. Current positioning in investment grade corporates is made up of more defensive sectors (non-cyclicals and certain financials) that we believe should offer more stability, and idiosyncratic opportunities where higher yield premiums offer more compelling value. The exposure to high yield corporates was increased at attractive entry points during the first quarter’s cheapening phase, with preference for defensive, larger, more liquid, and relatively higher quality, and additional buying opportunities are expected as downgrades swell the volume of available debt and distressed sellers appear. Within the securitized space, non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, with an overall eye towards adding exposure in heavily discounted, senior legacy securities. In CMBS, the allocation was trimmed throughout the year and is split between agency and non-agency issues, with a modest bias for the latter focused on higher quality, senior bonds. Among ABS, the Fund’s exposure avoids more vulnerable collateral types such as credit card loans, preferring AAA-rated CLOs and government-guaranteed student loan collateral, though the allocation to FFELP student loans may be opportunistically trimmed given relatively tight spread levels. In addition, the Fund continues to maintain an exposure to the commodity market via commodity-linked derivatives. Finally, the Fund’s duration was reduced and ended the period at 0.8 year amid record low rates.

	Performance through October 31, 2020(1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	Since Inception (annualized)
TCW Enhanced Commodity Strategy Fund
Class I (Inception: April 1, 2011)	-5.82%	-2.93%	-1.26%	-6.18%
Class N (Inception: April 1, 2011)	-5.90%	-3.03%	-1.36%	-6.22%
Bloomberg Commodity Index	-8.75%	-4.41%	-2.73%	-7.99%

TCW Enhanced Commodity Strategy Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Global Bond Fund

Management Discussions

The TCW Global Bond Fund — I Class (“Fund”) gained 7.99% (net of fees) for the one-year period ended October 31, 2020, beating the Bloomberg Barclays Global Aggregate Index by 236 bps. Outperformance was driven, in large part, by issue selection among U.S. corporate credit and high-quality emerging market sovereign and select local government and agency issues. In addition, the Fund’s exposure to securitized products, particularly legacy non-agency issues benefitted in what was a significantly volatile period. From a country and currency perspective, the Fund gained largely from the overweight to high quality emerging markets (EM) sovereign and quasi sovereign names, as well as a large currency and country underweight to the Euro. The Fund also significantly benefitted by being slightly long duration, with particular emphasis on U.S. rates, at the beginning of the period as global sovereign rates collapsed in Q1 2020. Consistent with our value discipline, this position was trimmed to a slight underweight to the Index by Q2 2020. During March pricing dislocations, the Fund took the opportunity to sizably increase its U.S. corporate credit exposure at compelling levels, which delivered another boost to returns as yield premiums remediated in the second quarter of 2020.

Portfolio strategy and potential repositioning will continue to be guided by TCW’s views on valuations across countries, currencies, and sectors. Current country positioning favors the U.S. and EM as the largest country overweight, while the currency exposure is focused primarily in EM with an emphasis on investment grade countries, along with a small overweight to the USD and higher-yielding non-Euro proxies to offset a large Euro underweight. Our approach has been to add risk aggressively in high quality sectors and countries that either benefit directly from global central bank activity or that have robust fundamentals that reduce the need for external support. As those sectors and countries recover, we will look to migrate down the quality spectrum to take advantage of expected further dislocation in more credit sensitive sectors. Exposure to high quality EM credits that we believe should continue to benefit from ample global liquidity has been steadily increased to an overweight. After a substantial increase to high quality corporate credit exposure in late March, the position has been subsequently trimmed at measurable gains. The allocation is made up of defensive sectors (non-cyclicals and communications) that we believe offer more stability through volatility, and idiosyncratic opportunities where higher yield premiums offer more compelling value. Meanwhile, high yield credit exposure is limited, focused on defensive, larger more liquid, and relatively high-quality credit, though further opportunities are expected to add more substantially as downgrades swell the volume of available debt and distressed sellers appear. The overweight to U.S. securitized products has also been maintained, with a particular emphasis on residential MBS. The allocation to agency MBS emphasizes TBAs given attractive financing rates, with a focus on low coupon issues where the Fed has concentrated its purchases. Non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, with an overall eye towards adding exposure in heavily discounted, senior legacy securities. Finally, the duration position ended the period slightly shorter than the benchmark as global Treasury rates remain near historic lows.

	Performance through October 31, 2020(1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	Since Inception (annualized)
TCW Global Bond Fund
Class I (Inception: December 1, 2011)	7.99%	5.14%	4.09%	3.28%
Bloomberg Barclays Global Aggregate Bond Index	5.63%	4.26%	3.90%	2.26%
Class N (Inception: December 1, 2011)	7.93%	5.09%	4.06%	3.26%
Bloomberg Barclays Global Aggregate Bond Index	5.63%	4.26%	3.90%	2.26%

TCW Global Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Yield Bond Fund

Management Discussions

The TCW High Yield Bond Fund — I Class (“Fund”) returned 6.88% (net of fees) for the one-year period ended October 31, 2020, delivering a 445 bps premium over the FTSE High Yield Cash Pay Custom Index return. Outperformance was driven by the Fund’s focus on higher quality issues, as the BB-rated cohort returned 6.7% for the period and significantly outpaced the lower-rated CCC segment, which fell over 3%. An emphasis on consumer non-cyclicals and insurance also benefitted performance, with particularly robust contributions from health insurance and food & beverage credits. The underweight to energy credits was also additive, as commodity price volatility early in 2020 weighed on the sector, while further contributions came from superior issue selection within the sector. Finally, performance was held back by the Fund’s relatively short duration profile which acted as a headwind as rates fell across the curve.

After a substantial increase to high quality corporate credit exposure in late March, the position has been subsequently trimmed at measurable gains, with a continued emphasis on more defensive sectors such as consumer non-cyclicals and communications that we believe offer more stability through volatility. The strategy will be managed with an eye towards idiosyncratic opportunities where higher yield premiums offer more compelling value, particularly in a market that we believe will experience further bouts of volatility. As of now, the Fund remains underweight the lowest-rated cohort of high yield markets, as we believe current valuations do not adequately compensate investors for the underlying downside risks, with little buffer to sustain a drawn-out economic recovery. Prospective volatility is likely to impact these lower-quality areas of the credit markets more acutely and provide additional opportunities to expand the risk budget as distressed sellers appear. Furthermore, we expect leverage levels to remain persistently elevated, compounded by lower recovery rates (JP Morgan’s most recent calculation for losses upon default for high yield bonds this year are expected to be 85%, i.e. lenders have recovered on average 15% of principal upon default, far below the historical average of 40% in past default cycles). As such, the team remains focused on security selection and fundamental credit underwriting to minimize principal loss. Finally, duration positioning ended the quarter at approximately 0.4 years shorter than the benchmark as Treasury rates remain near historic lows.

	Performance through October 31, 2020(1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)	Since Inception (annualized)
TCW High Yield Bond Fund
Class I (Inception: February 1, 1989)	6.88%	6.17%	6.08%	5.57%	7.15	%(2)
FTSE High Yield Cash Pay Custom Index	2.43%	3.67%	5.77%	5.82%	7.63%
Class N (Inception: March 1, 1999)	6.61%	5.87%	5.80%	5.34%	5.41%
FTSE High Yield Cash Pay Custom Index	2.43%	3.67%	5.77%	5.82%	6.39%

TCW High Yield Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Short Term Bond Fund

Management Discussions

The TCW Short Term Bond Fund — I Class (“Fund”) gained 1.70% (net of fees) for the one year period ended October 31, 2020, trailing the FTSE 1-Year U.S. Treasury Index (“Index”) by 35 bps. A shorter than Index duration profile was the largest drag on relative returns as Treasury yields declined to historic lows over the period. Additionally, while yield premiums have compressed in recent months, the allocation to corporate credit detracted from performance given the significant widening during the first quarter. However, this drag was offset by favorable issue selection among corporates. A conservative posture rewarded returns as non-cyclicals, diversified manufacturing, and autos outperformed more market-sensitive areas like energy, cyclicals and non-U.S. sovereigns over the period. During the cheapening phase, the Fund took the opportunity to purchase credits at compelling levels, which delivered another boost to returns as yield premiums remediated in the second quarter of 2020. Positioning has since been trimmed. Away from corporates, modest contributions came from securitized product holdings. Residential MBS holdings including agency CMOs (collateralized mortgage obligations) and non-agency MBS were both somewhat additive, particularly the latter as the sector has posted steady positive returns with the exception of March 2020. CMBS holdings were also slightly beneficial given the higher quality emphasis as agency CMBS outpaced non-agency CMBS considerably.

Current allocation in investment grade corporates is made up principally of defensive sectors (i.e. non-cyclicals and certain financials) that we believe should offer more stability, and idiosyncratic opportunities where higher yield premiums offer more compelling value. In securitized products, the position in agency MBS is focused on well-structured CMOs that are floating rate given stable duration profiles, while non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, with an overall eye towards adding exposure in heavily discounted, senior legacy securities. The CMBS exposure is split between agency and non-agency bonds, with a bias for agency-backed issues, while the allocation in non-agency CMBS favors senior seasoned bonds. Finally, the duration position is approximately 0.7 year shorter than the benchmark as Treasury rates remain near historic lows.

	Performance through October 31, 2020(1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)	Since Inception (annualized)
TCW Short Term Bond Fund
Class I (Inception: February 1, 1990)	1.70%	2.26%	1.67%	1.35%	3.80	%(2)
FTSE 1-Year Treasury Index	2.05%	2.21%	1.56%	0.95%	3.43%

TCW Short Term Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Total Return Bond Fund

Management Discussions

The TCW Total Return Bond Fund — I Class (“Fund”) gained 7.08% (net of fees) for the one-year ending October 31, 2020, outpacing the Bloomberg Barclays Aggregate Index (“Index”) by 89 bps. The Fund was conservatively positioned heading into the sharp sell-off in March, allowing it to weather the storm while ensuring ample liquidity to take advantage of emerging opportunities by expanding the risk budget, benefiting further on the heels of massive government stimulus and subsequent partial economic re-openings. Legacy non-agency MBS (not held in the Index) bolstered returns, sustained by a strong housing backdrop (i.e. brisk home sales and increased home price appreciation) to overcome the volatility during March. In agency MBS, an upsized exposure in the first quarter provided additional gains given the Fed’s unlimited sponsorship. Although the sector trailed other securitized products during the second and third quarters, the Fund’s preference for low coupon TBAs had a positive impact, attributable to Fed purchases in prevailing current coupons. Delivering an additional boost to returns was the exposure to CMBS, especially driven by the increase in the allocation to senior seasoned non-agency bonds during the first quarter’s cheapening phase. In ABS, notwithstanding rebounding from the spring sell-off, government-guaranteed student loans remained a slight negative for the specified period due to forbearance concerns. The lack of exposure to non-corporate credit like non-U.S. sovereigns also rewarded the Fund given global growth worries due to COVID-19.

Fund strategy and potential repositioning will continue to be guided by TCW’s views on valuations across the allocable sectors. Volatility early in the year coupled with defensive positioning resulted in opportunistic additions, though as markets remediated, risk was trimmed at measurable gains, and the Fund is positioned with ample levels of liquidity to respond to rapidly changing market valuations. Current positioning remains focused on agency MBS, specifically 30-year pass-through issues, with a preference for TBAs given attractive financing rates, and in particular, low coupon issues where the Fed has concentrated its purchases. The Fund also maintains an allocation to well-structured CMOs with stable duration profiles. Non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, with an overall eye towards adding exposure in heavily discounted, senior legacy securities. Among ABS, the Fund’s modest exposure avoids more vulnerable collateral types such as credit card loans, preferring AAA-rated CLOs and government-guaranteed student loan collateral, though the allocation to FFELP student loans may be opportunistically trimmed given relatively tight spread levels. The CMBS exposure is split between agency issues (with the Fed purchasing program providing some support) and senior seasoned non-agency bonds consisting in part of single asset, single borrower deals. Finally, the Fund’s duration is approximately 0.7 year shorter than the benchmark as Treasury rates plunged amid the pandemic and remain near historic lows.

	Performance through October 31, 2020(1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)	Since Inception (annualized)
TCW Total Return Bond Fund
Class I (Inception: June 17, 1993)	7.08%	5.28%	4.02%	4.56%	6.34%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	5.06%	4.08%	3.55%	5.31%
Class N (Inception: March 1, 1999)	6.86%	4.99%	3.73%	4.25%	5.82%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	5.06%	4.08%	3.55%	5.31%
Class Plan (Inception: February 28, 2020)	—	—	—	—	3.22	%(2)
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	—	—	2.46	%(2)

TCW Total Return Bond Fund

Management Discussions (Continued)

TCW Total Return Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Non-annualized. Cumulative return for the Class Plan during the period of February 28, 2020 through October 31, 2020.

TCW Core Fixed Income Fund

Schedule of Investments	October 31, 2020

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 100.6% of Net Assets

CORPORATE BONDS — 22.2%

Aerospace/Defense — 0.1%

Northrop Grumman Corp.

5.25%	05/01/50	$720,000	$1,028,678

Agriculture — 0.5%

BAT Capital Corp.

2.73%	03/25/31	1,100,000	1,090,353

4.39%	08/15/37	470,000	503,564

4.54%	08/15/47	1,270,000	1,338,807

5.28%	04/02/50	1,285,000	1,505,239

Reynolds American, Inc.

5.70%	08/15/35	260,000	320,679

5.85%	08/15/45	2,770,000	3,371,672

			8,130,314

Airlines — 0.3%

America West Airlines, Inc. Pass-Through Certificates (00-2-A1) (EETC)

7.71%	10/02/22	4,519	4,487

America West Airlines, Inc. Pass-Through Certificates (01-1) (EETC)

7.10%	10/02/22	358,389	352,866

America West Airlines, Inc. Pass-Through Certificates, (01-1) (EETC)

5.98%	10/19/23	619,938	605,004

Delta Air Lines Pass-Through Trust, (19-1-AA)

3.20%	10/25/25	1,500,000	1,493,760

Northwest Airlines LLC Pass-Through Certificates, (01-1-A1) (EETC)

7.04%	10/01/23	380,832	372,281

US Airways Group, Inc. Pass-Through Certificates (12-1-A) (EETC)

5.90%	04/01/26	1,215,890	1,136,857

US Airways Group, Inc. Pass-Through Certificates, (10-1A) (EETC)

6.25%	10/22/24	266,815	240,675

US Airways Group, Inc. Pass-Through Certificates, (12-2-A) (EETC)

4.63%	12/03/26	513,516	410,659

			4,616,589

Auto Manufacturers — 0.8%

Ford Motor Credit Co. LLC

1.04% (3 mo. USD LIBOR + 0.810%) (1)	04/05/21	710,000	704,540

1.10% (3 mo. USD LIBOR + 0.880%) (1)	10/12/21	2,265,000	2,209,717

1.30% (3 mo. USD LIBOR + 1.080%) (1)	08/03/22	1,000,000	964,370

1.50% (3 mo. USD LIBOR + 1.270%) (1)	03/28/22	445,000	429,633

2.34%	11/02/20	1,500,000	1,503,150

3.22%	01/09/22	990,000	986,297

3.81%	10/12/21	636,000	640,372

5.75%	02/01/21	195,000	197,009

Issues	Maturity Date	Principal Amount	Value

Auto Manufacturers (Continued)

General Motors Financial Co., Inc.

3.15%	06/30/22	$1,540,000	$1,587,951

3.20%	07/06/21	510,000	516,932

3.45%	04/10/22	310,000	319,123

3.55%	04/09/21	1,750,000	1,770,093

4.20%	11/06/21	375,000	386,884

4.38%	09/25/21	600,000	618,635

			12,834,706

Banks — 2.6%

Bank of America Corp.

1.32% (SOFR + 1.150%) (1)	06/19/26	1,220,000	1,228,686

2.88% (3 mo. USD LIBOR + 1.190%) (1)	10/22/30	750,000	806,762

4.08% (3 mo. USD LIBOR + 3.150%) (1)	03/20/51	1,605,000	1,968,736

Citigroup, Inc.

2.57% (SOFR + 2.107%) (1)	06/03/31	2,205,000	2,300,742

3.20%	10/21/26	1,225,000	1,348,318

4.41% (SOFR + 3.914%) (1)	03/31/31	1,225,000	1,456,224

Fifth Third Bancorp

2.55%	05/05/27	1,755,000	1,873,033

Goldman Sachs Group, Inc. (The)

3.27% (3 mo. USD LIBOR + 1.201%) (1)	09/29/25	2,010,000	2,185,559

3.69% (3 mo. USD LIBOR + 1.510%) (1)	06/05/28	590,000	667,064

HSBC Holdings PLC

2.01% (SOFR + 1.732%) (1)	09/22/28	2,365,000	2,357,598

2.36% (SOFR + 1.947%) (1)	08/18/31	1,555,000	1,549,075

JPMorgan Chase & Co.

3.11% (SOFR + 2.440%) (1)	04/22/51	1,240,000	1,315,045

4.02% (3 mo. USD LIBOR +1.00%) (1)	12/05/24	965,000	1,063,371

Lloyds Banking Group PLC (United Kingdom)

2.91% (3 mo. USD LIBOR + 0.81%) (1)	11/07/23	1,935,000	2,014,650

3.87% (1-year Treasury Constant Maturity Rate + 3.500%) (1)	07/09/25	1,600,000	1,746,685

Santander UK Group Holdings PLC (United Kingdom)

3.37% (3 mo. USD LIBOR + 1.08%) (1)	01/05/24	2,460,000	2,577,069

Santander UK PLC (United Kingdom)

5.00% (2)	11/07/23	1,050,000	1,149,965

Wells Fargo & Co.

2.39% (SOFR + 2.100%) (1)	06/02/28	2,570,000	2,673,478

2.88% (3 mo. USD LIBOR + 1.170%) (1)	10/30/30	3,930,000	4,184,075

3.07% (SOFR + 2.530%) (1)	04/30/41	1,845,000	1,914,502

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

3.58% (3 mo. USD LIBOR + 1.310%) (1)	05/22/28	$1,015,000	$1,127,486

5.01% (3 mo. USD LIBOR + 4.240%) (1)	04/04/51	2,715,000	3,685,862

			41,193,985

Beverages — 0.3%

Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.

4.90%	02/01/46	3,325,000	4,079,447

Bacardi, Ltd.

4.70% (2)	05/15/28	980,000	1,131,965

			5,211,412

Biotechnology — 0.4%

Amgen, Inc.

4.40%	05/01/45	1,160,000	1,420,977

Gilead Sciences, Inc.

0.74% (3 mo. USD LIBOR + 0.520%) (1)	09/29/23	4,720,000	4,728,382

			6,149,359

Chemicals — 0.3%

International Flavors & Fragrances, Inc.

5.00%	09/26/48	2,235,000	2,788,253

Nutrition & Biosciences, Inc.

3.47% (2)	12/01/50	1,855,000	1,902,391

			4,690,644

Commercial Services — 0.2%

IHS Markit, Ltd.

4.75% (2)	02/15/25	750,000	846,562

4.75%	08/01/28	1,750,000	2,061,334

			2,907,896

Computers — 0.1%

Apple, Inc.

2.65%	05/11/50	1,000,000	1,012,802

3.85%	05/04/43	520,000	640,499

			1,653,301

Diversified Financial Services — 1.0%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.65%	07/21/27	640,000	604,207

3.88%	01/23/28	430,000	405,624

3.95%	02/01/22	685,000	696,693

Air Lease Corp.

3.25%	03/01/25	1,300,000	1,329,208

Avolon Holdings Funding, Ltd.

2.88% (2)	02/15/25	1,550,000	1,456,054

3.95% (2)	07/01/24	405,000	397,682

5.13% (2)	10/01/23	90,000	91,694

5.25% (2)	05/15/24	115,000	117,235

Issues	Maturity Date	Principal Amount	Value

Diversified Financial Services (Continued)

GE Capital Funding LLC

4.40% (2)	05/15/30	$1,405,000	$1,537,498

GE Capital International Funding Co. Unlimited Co. (Ireland)

4.42%	11/15/35	4,110,000	4,457,498

Park Aerospace Holdings, Ltd.

4.50% (2)	03/15/23	2,715,000	2,747,356

5.25% (2)	08/15/22	425,000	437,855

5.50% (2)	02/15/24	385,000	398,333

Raymond James Financial, Inc.

4.95%	07/15/46	965,000	1,286,818

			15,963,755

Electric — 1.9%

Appalachian Power Co.

4.45%	06/01/45	690,000	852,615

Dominion Energy, Inc.

0.65% (3 mo. USD LIBOR + 0.400%) (2)(1)	12/01/20	4,595,000	4,596,103

Duke Energy Progress LLC

3.70%	10/15/46	1,325,000	1,544,089

El Paso Electric Co.

3.30%	12/15/22	2,065,000	2,113,585

Entergy Mississippi, Inc.

3.10%	07/01/23	2,755,000	2,918,978

Indiana Michigan Power Co.

4.55%	03/15/46	920,000	1,168,045

ITC Holdings Corp.

2.95% (2)	05/14/30	2,000,000	2,147,026

KCP&L Greater Missouri Operations Co.

8.27%	11/15/21	1,100,000	1,180,863

Metropolitan Edison Co.

3.50% (2)	03/15/23	3,030,000	3,184,396

MidAmerican Energy Co.

5.80%	10/15/36	1,655,000	2,351,988

Niagara Mohawk Power Corp.

2.72% (2)	11/28/22	920,000	958,295

Public Service Co. of Oklahoma

4.40%	02/01/21	1,840,000	1,857,858

Puget Energy, Inc.

6.00%	09/01/21	1,820,000	1,897,934

Tucson Electric Power Co.

4.00%	06/15/50	1,500,000	1,772,895

5.15%	11/15/21	1,000,000	1,037,260

			29,581,930

Food — 0.8%

Kraft Heinz Foods Co.

4.38%	06/01/46	3,275,000	3,368,894

4.88% (2)	10/01/49	3,365,000	3,561,684

5.00%	07/15/35	720,000	826,789

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

Food (Continued)

5.00%	06/04/42	$2,133,000	$2,347,280

5.20%	07/15/45	775,000	859,790

Kroger Co. (The)

5.40%	01/15/49	1,320,000	1,835,065

			12,799,502

Gas — 0.3%

CenterPoint Energy Resources Corp.

6.25%	02/01/37	1,610,000	2,236,717

KeySpan Gas East Corp.

5.82% (2)	04/01/41	1,551,000	2,121,799

			4,358,516

Healthcare-Services — 2.0%

Advocate Health & Hospitals Corp.

3.01%	06/15/50	1,500,000	1,516,637

Anthem, Inc.

3.65%	12/01/27	2,405,000	2,720,796

Banner Health

3.18%	01/01/50	1,500,000	1,564,661

Centene Corp.

3.00%	10/15/30	6,269,000	6,517,898

CommonSpirit Health

2.78%	10/01/30	790,000	790,142

Hartford HealthCare Corp.

5.75%	04/01/44	2,545,000	3,037,754

HCA, Inc.

4.13%	06/15/29	380,000	431,243

4.50%	02/15/27	455,000	514,872

5.00%	03/15/24	620,000	694,214

5.13%	06/15/39	665,000	810,985

5.25%	04/15/25	1,770,000	2,051,337

5.25%	06/15/49	1,525,000	1,861,078

NYU Hospitals Center

4.43%	07/01/42	2,755,000	3,043,019

Partners Healthcare System, Inc.

3.34%	07/01/60	685,000	736,286

Saint Barnabas Health Care System

4.00%	07/01/28	3,290,000	3,569,732

UnitedHealth Group, Inc.

3.70%	08/15/49	795,000	954,175

3.88%	08/15/59	335,000	409,671

			31,224,500

Insurance — 1.0%

Berkshire Hathaway Finance Corp.

4.25%	01/15/49	515,000	656,882

Farmers Exchange Capital

7.20% (2)	07/15/48	1,495,000	1,984,634

Issues	Maturity Date	Principal Amount	Value

Insurance (Continued)

Farmers Exchange Capital II

6.15% (3 mo. USD LIBOR + 3.744%) (1)(2)	11/01/53	$2,065,000	$2,576,087

Nationwide Mutual Insurance Co.

2.54% (3 mo. USD LIBOR + 2.290%) (1)(2)	12/15/24	4,000,000	3,998,906

New York Life Insurance Co.

3.75% (2)	05/15/50	2,430,000	2,717,749

Prudential Financial, Inc.

4.50%	11/15/20	920,000	921,328

Teachers Insurance & Annuity Association of America

3.30% (2)	05/15/50	2,980,000	3,053,240

4.27% (2)	05/15/47	130,000	153,947

			16,062,773

Media — 0.9%

Charter Communications Operating LLC / Charter Communications Operating Capital

4.91%	07/23/25	1,250,000	1,440,388

5.38%	04/01/38	1,475,000	1,774,631

Time Warner Cable LLC

5.88%	11/15/40	2,200,000	2,736,866

ViacomCBS, Inc.

3.70%	06/01/28	1,150,000	1,285,334

4.20%	05/19/32	1,900,000	2,191,460

Walt Disney Co. (The)

2.65%	01/13/31	825,000	886,982

3.60%	01/13/51	3,560,000	3,979,456

			14,295,117

Miscellaneous Manufacturers — 0.3%

General Electric Co.

0.76% (3 mo. USD LIBOR + 0.480%) (1)	08/15/36	3,045,000	2,087,926

4.25%	05/01/40	1,250,000	1,319,302

6.75%	03/15/32	1,000,000	1,289,801

			4,697,029

Oil & Gas — 0.7%

BP Capital Markets America, Inc.

3.63%	04/06/30	1,850,000	2,086,362

EQT Corp.

3.90%	10/01/27	265,000	254,982

Exxon Mobil Corp.

3.48%	03/19/30	1,025,000	1,160,430

4.23%	03/19/40	400,000	480,860

4.33%	03/19/50	2,280,000	2,761,512

Petroleos Mexicanos

5.95%	01/28/31	995,000	835,302

6.63%	06/15/35	1,105,000	917,631

6.75%	09/21/47	2,625,000	2,046,187

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Oil & Gas (Continued)

6.95%	01/28/60	$510,000	$402,008

7.69%	01/23/50	850,000	708,645

			11,653,919

Packaging & Containers — 0.1%

Amcor Finance USA, Inc.

3.63%	04/28/26	1,380,000	1,527,826

Pharmaceuticals — 2.0%

AbbVie, Inc.

3.80% (2)	03/15/25	1,653,000	1,835,904

4.05% (2)	11/21/39	555,000	637,917

4.25% (2)	11/21/49	1,445,000	1,692,398

4.40%	11/06/42	2,100,000	2,500,554

4.45%	05/14/46	1,035,000	1,231,215

Bayer US Finance II LLC

4.25% (2)	12/15/25	845,000	961,388

4.38% (2)	12/15/28	4,540,000	5,238,341

4.63% (2)	06/25/38	500,000	588,455

4.88% (2)	06/25/48	2,430,000	2,927,059

Becton Dickinson and Co.

2.82%	05/20/30	1,000,000	1,069,810

Cigna Corp.

3.40%	03/15/50	500,000	527,452

4.13%	11/15/25	4,545,000	5,200,603

CVS Health Corp.

3.88%	07/20/25	1,477,000	1,665,744

5.05%	03/25/48	4,180,000	5,311,317

			31,388,157

Pipelines — 1.6%

Enbridge Energy Partners LP

5.88%	10/15/25	333,000	397,589

Energy Transfer Operating LP

4.95%	06/15/28	200,000	215,049

5.00%	05/15/50	1,852,000	1,735,324

6.50%	02/01/42	1,400,000	1,497,557

Energy Transfer Partners LP

5.15%	03/15/45	1,870,000	1,745,676

5.95%	10/01/43	630,000	635,250

Plains All American Pipeline LP / PAA Finance Corp.

4.65%	10/15/25	2,115,000	2,259,983

Rockies Express Pipeline LLC

4.95% (2)	07/15/29	2,000,000	1,970,440

6.88% (2)	04/15/40	350,000	361,746

Ruby Pipeline LLC

7.75% (2)	04/01/22	1,477,652	1,252,309

Sabine Pass Liquefaction LLC

4.50% (2)	05/15/30	3,000,000	3,367,860

Issues	Maturity Date	Principal Amount	Value

Pipelines (Continued)

Southern Natural Gas Co. LLC

7.35%	02/15/31	$2,380,000	$3,160,549

Sunoco Logistics Partners Operations LP

5.40%	10/01/47	1,763,000	1,701,013

TC PipeLines LP

4.38%	03/13/25	1,840,000	2,029,501

Texas Eastern Transmission LP

2.80% (2)	10/15/22	920,000	948,207

TransCanada PipeLines, Ltd. (Canada)

6.10%	06/01/40	375,000	495,930

Williams Partners LP

6.30%	04/15/40	1,150,000	1,405,197

			25,179,180

REIT — 1.2%

American Campus Communities Operating Partnership LP

3.30%	07/15/26	1,000,000	1,075,361

4.13%	07/01/24	1,425,000	1,541,746

Boston Properties LP

3.25%	01/30/31	1,395,000	1,495,426

CyrusOne LP / CyrusOne Finance Corp.

2.15%	11/01/30	1,570,000	1,514,736

GLP Capital LP / GLP Financing II, Inc.

4.00%	01/15/31	560,000	586,275

5.30%	01/15/29	1,280,000	1,431,680

5.38%	04/15/26	1,528,000	1,699,923

5.75%	06/01/28	1,600,000	1,824,552

HCP, Inc.

3.88%	08/15/24	2,110,000	2,327,194

Healthcare Trust of America Holdings LP

2.00%	03/15/31	2,350,000	2,275,953

Healthpeak Properties, Inc.

4.25%	11/15/23	23,000	25,240

SL Green Operating Partnership LP

3.25%	10/15/22	2,380,000	2,430,432

Ventas Realty LP

3.85%	04/01/27	690,000	751,399

Welltower, Inc.

3.75%	03/15/23	555,000	588,887

			19,568,804

Retail — 0.1%

Alimentation Couche-Tard, Inc. (Canada)

3.55% (2)	07/26/27	1,710,000	1,903,932

3.80% (2)	01/25/50	405,000	444,642

			2,348,574

Savings & Loans — 0.1%

Nationwide Building Society (United Kingdom)

3.62% (3 mo. USD LIBOR + 1.181%) (2)(1)	04/26/23	800,000	831,743

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

Savings & Loans (Continued)

3.77% (3 mo. USD LIBOR + 1.064%) (2)(1)	03/08/24	$500,000	$530,873

4.36% (3 mo. USD LIBOR + 1.392%) (2)(1)	08/01/24	400,000	433,733

			1,796,349

Semiconductors — 0.3%

Broadcom Corp. / Broadcom Cayman Finance, Ltd.

3.63%	01/15/24	1,225,000	1,317,610

Broadcom, Inc.

3.63%	10/15/24	1,100,000	1,200,922

Intel Corp.

4.10%	05/19/46	1,000,000	1,244,430

4.75%	03/25/50	755,000	1,033,447

			4,796,409

Software — 0.1%

Oracle Corp.

3.60%	04/01/50	2,000,000	2,203,894

Telecommunications — 2.0%

AT&T, Inc.

3.30%	02/01/52	1,900,000	1,748,376

3.50% (2)	09/15/53	1,000,000	960,611

4.30%	02/15/30	215,000	251,081

4.50%	03/09/48	1,380,000	1,548,857

4.75%	05/15/46	1,130,000	1,305,716

4.80%	06/15/44	3,000,000	3,503,021

4.85%	03/01/39	1,554,000	1,856,766

5.25%	03/01/37	2,155,000	2,697,047

Qwest Corp.

7.25%	09/15/25	920,000	1,063,750

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

3.36% (2)	03/20/23	685,000	691,850

4.74% (2)	09/20/29	3,940,000	4,297,929

5.15% (2)	09/20/29	2,000,000	2,335,420

T-Mobile USA, Inc.

2.55% (2)	02/15/31	887,000	905,050

3.88% (2)	04/15/30	2,080,000	2,339,189

4.38% (2)	04/15/40	1,990,000	2,303,505

Vodafone Group PLC (United Kingdom)

4.25%	09/17/50	430,000	498,207

4.88%	06/19/49	1,897,000	2,351,557

5.25%	05/30/48	1,390,000	1,802,949

			32,460,881

Water — 0.2%

American Water Capital Corp.

3.45%	05/01/50	2,385,000	2,704,232

Total Corporate Bonds

(Cost: $327,717,768)			353,028,231

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS — 1.5%

City of Atlanta GA Water and Wastewater Revenue, Revenue Bond

2.26%	11/01/35	$1,200,000	$1,208,190

Commonwealth of Massachusetts, General Obligation Unltd

3.00%	03/01/49	1,980,000	2,100,186

County of Miami-Dade FL Aviation Revenue, Revenue Bond

5.00%	10/01/49	675,000	791,822

Greater Orlando Aviation Authority, Revenue Bond

4.00%	10/01/49	720,000	793,678

Health and Educational Facilities Authority of the State of Missouri, Revenue Bond

3.65%	08/15/57	540,000	646,040

Los Angeles Community College District/CA, General Obligation

2.11%	08/01/32	1,590,000	1,590,000

Los Angeles Unified School District/CA, General Obligation

5.76%	07/01/29	2,500,000	3,148,125

Maricopa County Industrial Development Authority, Revenue Bond

3.00%	01/01/49	1,500,000	1,512,345

Metropolitan Transportation Authority, Revenue Bond

5.18%	11/15/49	845,000	866,488

New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond

2.00%	08/01/35	1,000,000	938,800

2.40%	11/01/32	585,000	585,845

4.00%	05/01/43	750,000	856,530

New York City Water and Sewer System, Revenue Bond

4.00%	06/15/50	690,000	793,155

4.00%	06/15/50	690,000	792,286

New York State Dormitory Authority, Revenue Bond

4.00%	03/15/44	2,095,000	2,377,385

4.00%	07/01/50	1,185,000	1,320,203

Regents of the University of California Medical Center Pooled, Revenue Bond

3.26%	05/15/60	3,420,000	3,486,040

San Francisco City and County Airport Comm-San Francisco International Airport, Revenue Bond

5.00%	05/01/49	655,000	774,498

State of California, General Obligation

7.95%	03/01/36	315	288

Total Municipal Bonds

(Cost: $23,994,628)			24,581,904

ASSET-BACKED SECURITIES — 3.7%

321 Henderson Receivables I LLC (13-3A-A)

4.08% (2)	01/17/73	1,347,899	1,539,347

321 Henderson Receivables I LLC (14-2A-A)

3.61% (2)	01/17/73	1,618,516	1,788,099

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Babson CLO, Ltd. (16-2A-AR)

1.30% (3 mo. USD LIBOR + 1.080%) (2)(1)	07/20/28	$3,100,000	$3,085,129

Brazos Education Loan Authority, Inc. (12-1-A1)

0.85% (1 mo. USD LIBOR + 0.700%) (1)	12/26/35	679,875	671,440

Brazos Higher Education Authority, Inc. (10-1-A2)

1.45% (3 mo. USD LIBOR + 1.200%) (1)	02/25/35	675,000	679,177

Brazos Higher Education Authority, Inc. (11-1-A3)

1.30% (3 mo. USD LIBOR + 1.050%) (1)	11/25/33	1,695,000	1,687,484

Dryden XXVI Senior Loan Fund (13-26A-AR)

1.14% (3 mo. USD LIBOR + 0.900%) (2)(1)	04/15/29	2,200,000	2,175,580

Educational Funding of the South, Inc. (11-1-A2)

0.86% (3 mo. USD LIBOR + 0.650%) (1)	04/25/35	926,315	917,457

Educational Services of America, Inc. (12-2-A)

0.88% (1 mo. USD LIBOR + 0.730%) (2)(1)	04/25/39	450,607	446,003

GCO Education Loan Funding Master Trust (06-2AR-A1RN)

0.80% (1 mo. USD LIBOR + 0.650%) (2)(1)	08/27/46	2,503,501	2,398,978

Global SC Finance SRL (14-1A-A2)

3.09% (2)	07/17/29	1,156,875	1,170,197

GoldenTree Loan Opportunities IX, Ltd. (14-9A-AR2)

1.32% (3 mo. USD LIBOR + 1.110%) (2)(1)	10/29/29	3,100,000	3,076,750

Higher Education Funding I (14-1-A)

1.30% (3 mo. USD LIBOR + 1.050%) (2)(1)	05/25/34	2,169,571	2,177,905

Navient Student Loan Trust (14-3-A)

0.77% (1 mo. USD LIBOR + 0.620%) (1)	03/25/83	3,319,335	3,220,905

Navient Student Loan Trust (14-4-A)

0.77% (1 mo. USD LIBOR + 0.620%) (1)	03/25/83	1,574,470	1,524,413

Nelnet Student Loan Trust (14-4A-A2)

1.10% (1 mo. USD LIBOR + 0.950%) (2)(1)	11/25/48	2,965,000	2,911,951

OCP CLO, Ltd. (20-19A-A1)

2.07% (3 mo. USD LIBOR + 1.750%) (2)(1)	07/20/31	3,600,000	3,607,560

Octagon Investment Partners 25, Ltd. (15-1A-AR)

1.02% (3 mo. USD LIBOR + 0.800%) (2)(1)	10/20/26	2,865,588	2,841,517

PHEAA Student Loan Trust (15-1A-A)

0.75% (1 mo. USD LIBOR + 0.600%) (2)(1)	10/25/41	1,476,077	1,443,246

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust (03-7A-A5A)

1.45% (3 mo. USD LIBOR + 1.200%) (2)(1)	12/15/33	$2,465,122	$2,375,799

SLM Student Loan Trust (08-2-B)

1.41% (3 mo. USD LIBOR + 1.200%) (1)	01/25/83	710,000	627,421

SLM Student Loan Trust (08-3-B)

1.41% (3 mo. USD LIBOR + 1.200%) (1)	04/26/83	710,000	634,090

SLM Student Loan Trust (08-4-A4)

1.86% (3 mo. USD LIBOR + 1.650%) (1)	07/25/22	4,176,081	4,129,280

SLM Student Loan Trust (08-4-B)

2.06% (3 mo. USD LIBOR + 1.850%) (1)	04/25/73	710,000	648,216

SLM Student Loan Trust (08-5-B)

2.06% (3 mo. USD LIBOR + 1.850%) (1)	07/25/73	710,000	653,804

SLM Student Loan Trust (08-6-A4)

1.31% (3 mo. USD LIBOR + 1.100%) (1)	07/25/23	3,453,535	3,369,144

SLM Student Loan Trust (08-6-B)

2.06% (3 mo. USD LIBOR + 1.850%) (1)	07/26/83	710,000	668,731

SLM Student Loan Trust (08-7-B)

2.06% (3 mo. USD LIBOR + 1.850%) (1)	07/26/83	710,000	671,892

SLM Student Loan Trust (08-8-B)

2.46% (3 mo. USD LIBOR + 2.250%) (1)	10/25/75	710,000	694,719

SLM Student Loan Trust (08-9-A)

1.71% (3 mo. USD LIBOR + 1.500%) (1)	04/25/23	1,265,475	1,245,303

SLM Student Loan Trust (08-9-B)

2.46% (3 mo. USD LIBOR + 2.250%) (1)	10/25/83	710,000	699,951

SLM Student Loan Trust (11-2-A2)

1.35% (1 mo. USD LIBOR + 1.200%) (1)	10/25/34	2,000,000	2,014,390

SLM Student Loan Trust (12-7-A3)

0.80% (1 mo. USD LIBOR + 0.650%) (1)	05/26/26	1,832,997	1,725,094

Voya CLO, Ltd. (14-3A-A1R)

0.93% (3 mo. USD LIBOR + 0.720%) (2)(1)	07/25/26	834,669	831,110

Total Asset-backed Securities

(Cost: $58,681,763)			58,352,082

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 1.3%

Fannie Mae (20-M10-X1) (I/O)

1.80% (3)	12/25/30	1,998,686	274,190

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (20-M10-X8) (I/O)

0.72% (3)	12/25/27	$2,750,000	$105,373

Fannie Mae, Pool #AM8645

2.69%	05/01/27	4,487,753	4,896,997

Fannie Mae, Pool #AN0245

3.42%	11/01/35	2,050,659	2,346,458

Fannie Mae, Pool #AN5977

3.49%	02/01/33	3,000,000	3,542,164

Fannie Mae, Pool #BL6060

2.46%	04/01/40	1,840,000	1,928,149

Freddie Mac Multifamily Structured Pass-Through Certificates (K158 -A3)

3.90% (3)	10/25/33	2,250,000	2,768,023

Freddie Mac Multifamily Structured Pass-Through Certificates (K155-A3)

3.75%	04/25/33	4,045,000	4,914,807

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $17,949,208)			20,776,161

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY —1.3%

BAMLL Commercial Mortgage Securities Trust (18-PARK-A)

4.09% (2)(3)	08/10/38	1,930,000	2,229,660

BX Trust (19-OC11-A)

3.20% (2)	12/09/41	585,000	611,775

CALI Mortgage Trust (19-101C-A)

3.96% (2)	03/10/39	1,285,000	1,451,609

CPT Mortgage Trust (19-CPT-A)

2.87% (2)	11/13/39	1,105,000	1,197,052

DC Office Trust (19-MTC-A)

2.97% (2)	09/15/45	1,180,000	1,287,577

Hudson Yards Mortgage Trust (19-30HY-A)

3.23% (2)	07/10/39	2,185,000	2,432,990

Hudson Yards Mortgage Trust (19-55HY-A)

2.94% (2)(3)	12/10/41	1,180,000	1,290,641

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A)

3.40% (2)	06/05/39	1,160,000	1,319,978

Manhattan West (20-1MW-A)

2.13% (2)	09/10/39	1,720,000	1,773,099

MKT Mortgage Trust (20-525M-A)

2.69% (2)	02/12/40	1,540,000	1,615,463

Natixis Commercial Mortgage Securities Trust (20-2PAC-A)

2.97% (2)	12/15/38	1,215,000	1,271,436

One Bryant Park Trust (19-OBP-A)

2.52% (2)	09/15/54	1,495,000	1,585,485

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A1)

3.87% (2)(3)	01/05/43	$1,710,000	$1,775,625

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B)

4.14% (2)(3)	01/05/43	70,000	67,881

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $18,782,178)			19,910,271

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 30.0%

Fannie Mae, Pool #FM2318

3.50%	09/01/49	615,136	668,367

Fannie Mae, Pool #MA4152

2.00%	10/01/40	7,511,855	7,766,127

Fannie Mae (19-79-FA)

0.65% (1 mo. USD LIBOR + 0.500%) (1)	01/25/50	3,231,804	3,257,653

Fannie Mae (01-14-SH) (I/F)

27.30% (-1.00 x 1 mo. USD LIBOR + 27.825%) (1)	03/25/30	100,226	163,685

Fannie Mae (01-34-FV)

0.65% (1 mo. USD LIBOR + 0.500%) (1)	08/25/31	123,152	123,623

Fannie Mae (04-W10-A6) (PAC)

5.75%	08/25/34	1,342,275	1,512,024

Fannie Mae (07-89-GF)

0.67% (1 mo. USD LIBOR + 0.520%) (1)	09/25/37	524,241	530,441

Fannie Mae (08-30-SA) (I/O) (I/F)

6.70% (-1.00 x 1 mo. USD LIBOR + 6.850%) (1)	04/25/38	85,664	22,178

Fannie Mae (08-62-SN) (I/O) (I/F)

6.05% (-1.00 x 1 mo. USD LIBOR + 6.200%) (1)	07/25/38	87,124	16,117

Fannie Mae (09-64-TB)

4.00%	08/25/29	1,162,833	1,244,761

Fannie Mae (09-68-SA) (I/O) (I/F)

6.60% (-1.00 x 1 mo. USD LIBOR + 6.750%) (1)	09/25/39	70,080	16,449

Fannie Mae (10-26-AS) (I/O) (I/F)

6.18% (-1.00 x 1 mo. USD LIBOR + 6.330%) (1)	03/25/40	995,460	162,168

Fannie Mae (11-111-DB)

4.00%	11/25/41	2,898,703	3,215,099

Fannie Mae (18-38-LA)

3.00%	06/25/48	2,788,271	2,927,449

Fannie Mae (18-43-CT)

3.00%	06/25/48	2,150,125	2,276,200

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #254634

5.50%	02/01/23	$4,091	$4,551

Fannie Mae, Pool #596686

6.50%	11/01/31	10,448	11,985

Fannie Mae, Pool #679263

4.50%	11/01/24	5,236	5,653

Fannie Mae, Pool #727575

5.00%	06/01/33	34,030	37,467

Fannie Mae, Pool #748751

5.50%	10/01/33	86,744	95,846

Fannie Mae, Pool #AB2127

3.50%	01/01/26	528,809	559,292

Fannie Mae, Pool #AL0209

4.50%	05/01/41	514,874	590,135

Fannie Mae, Pool #AL0851

6.00%	10/01/40	496,287	588,283

Fannie Mae, Pool #AS9830

4.00%	06/01/47	1,974,382	2,118,953

Fannie Mae, Pool #CA1710

4.50%	05/01/48	3,905,849	4,235,111

Fannie Mae, Pool #CA1711

4.50%	05/01/48	2,772,250	3,005,950

Fannie Mae, Pool #CA2208

4.50%	08/01/48	2,349,109	2,540,272

Fannie Mae, Pool #CA2327

4.00%	09/01/48	907,439	1,002,908

Fannie Mae, Pool #FM2870

3.00%	03/01/50	3,240,330	3,477,930

Fannie Mae, Pool #MA1146

4.00%	08/01/42	1,418,710	1,560,024

Fannie Mae, Pool #MA1561

3.00%	09/01/33	2,255,840	2,396,126

Fannie Mae, Pool #MA1584

3.50%	09/01/33	3,410,830	3,684,347

Fannie Mae, Pool #MA3182

3.50%	11/01/47	900,927	955,604

Fannie Mae, Pool #MA3846

3.00%	11/01/49	3,445,317	3,537,500

Fannie Mae, Pool #MA4093

2.00%	08/01/40	6,684,288	6,910,460

Freddie Mac, Pool #ZM1779

3.00%	09/01/46	2,676,659	2,822,199

Freddie Mac (2439-KZ)

6.50%	04/15/32	103,301	121,372

Freddie Mac (2575-FD) (PAC)

0.60% (1 mo. USD LIBOR + 0.450%)(1)	02/15/33	252,690	255,308

Freddie Mac (2662-MT) (TAC)

4.50%	08/15/33	136,415	146,860

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac (3315-S) (I/O) (I/F)

6.26% (-1.00 x 1 mo. USD LIBOR + 6.410%) (1)	05/15/37	$20,569	$3,318

Freddie Mac (3339-JS) (I/F)

41.87% (-1.00 x 1 mo. USD LIBOR + 42.835%) (1)	07/15/37	368,845	818,548

Freddie Mac (3351-ZC)

5.50%	07/15/37	249,939	292,806

Freddie Mac (3380-SM) (I/O) (I/F)

6.26% (-1.00 x 1 mo. USD LIBOR + 6.410%) (1)	10/15/37	393,452	88,146

Freddie Mac (3382-FL)

0.85% (1 mo. USD LIBOR + 0.700%) (1)	11/15/37	121,035	120,576

Freddie Mac (3439-SC) (I/O) (I/F)

5.75% (-1.00 x 1 mo. USD LIBOR + 5.900%) (1)	04/15/38	1,541,680	275,152

Freddie Mac (3578-DI) (I/O) (I/F)

6.50% (-1.00 x 1 mo. USD LIBOR + 6.650%) (1)	04/15/36	601,934	120,924

Freddie Mac (4818-CA)

3.00%	04/15/48	1,467,675	1,528,594

Freddie Mac, Pool #A97179

4.50%	03/01/41	1,580,514	1,833,817

Freddie Mac, Pool #C90526

5.50%	02/01/22	1,743	1,772

Freddie Mac, Pool #G06360

4.00%	03/01/41	1,941,253	2,215,548

Freddie Mac, Pool #G06498

4.00%	04/01/41	1,399,795	1,569,821

Freddie Mac, Pool #G06499

4.00%	03/01/41	946,085	1,046,394

Freddie Mac, Pool #G07849

3.50%	05/01/44	1,136,512	1,254,849

Freddie Mac, Pool #G07924

3.50%	01/01/45	2,023,053	2,226,746

Freddie Mac, Pool #G08710

3.00%	06/01/46	2,997,778	3,161,975

Freddie Mac, Pool #G08711

3.50%	06/01/46	5,192,239	5,560,675

Freddie Mac, Pool #G08715

3.00%	08/01/46	5,613,767	5,921,247

Freddie Mac, Pool #G08716

3.50%	08/01/46	3,553,984	3,806,172

Freddie Mac, Pool #G08721

3.00%	09/01/46	4,555,120	4,804,616

Freddie Mac, Pool #G08722

3.50%	09/01/46	1,384,400	1,482,636

Freddie Mac, Pool #G08726

3.00%	10/01/46	4,361,544	4,600,437

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac, Pool #G08732

3.00%	11/01/46	$4,329,635	$4,566,780

Freddie Mac, Pool #G08792

3.50%	12/01/47	4,226,223	4,479,887

Freddie Mac, Pool #G08816

3.50%	06/01/48	947,758	1,003,892

Freddie Mac, Pool #G08826

5.00%	06/01/48	796,638	874,715

Freddie Mac, Pool #G08843

4.50%	10/01/48	3,277,997	3,545,966

Freddie Mac, Pool #G16584

3.50%	08/01/33	3,102,609	3,279,752

Freddie Mac, Pool #G18592

3.00%	03/01/31	1,350,879	1,425,346

Freddie Mac, Pool #G18670

3.00%	12/01/32	959,139	1,009,852

Freddie Mac, Pool #G18713

3.50%	11/01/33	2,233,099	2,360,597

Freddie Mac, Pool #G60038

3.50%	01/01/44	1,864,511	2,023,108

Freddie Mac, Pool #G60344

4.00%	12/01/45	948,773	1,057,911

Freddie Mac, Pool #G67700

3.50%	08/01/46	1,450,072	1,588,370

Freddie Mac, Pool #G67703

3.50%	04/01/47	8,766,645	9,591,790

Freddie Mac, Pool #G67706

3.50%	12/01/47	5,878,624	6,440,122

Freddie Mac, Pool #G67707

3.50%	01/01/48	10,742,224	12,020,351

Freddie Mac, Pool #G67708

3.50%	03/01/48	11,205,101	12,229,924

Freddie Mac, Pool #G67710

3.50%	03/01/48	9,463,593	10,191,682

Freddie Mac, Pool #G67711

4.00%	03/01/48	3,199,558	3,517,076

Freddie Mac, Pool #G67718

4.00%	01/01/49	3,610,058	3,931,108

Freddie Mac, Pool #Q05261

3.50%	12/01/41	1,658,571	1,857,417

Freddie Mac, Pool #Q20178

3.50%	07/01/43	3,033,450	3,419,127

Freddie Mac, Pool #SD7513

3.50%	04/01/50	1,001,868	1,097,110

Freddie Mac, Pool #ZT1703

4.00%	01/01/49	2,457,911	2,676,831

Ginnie Mae (08-27-SI) (I/O) (I/F)

6.32% (-1.00 x 1 mo. USD LIBOR + 6.470%) (1)	03/20/38	255,502	58,858

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae (08-81-S) (I/O) (I/F)

6.05% (-1.00 x 1 mo. USD LIBOR + 6.200%) (1)	09/20/38	$975,050	$223,466

Ginnie Mae (10-1-S) (I/O) (I/F)

5.60% (-1.00 x 1mo. USD LIBOR + 5.750%) (1)	01/20/40	1,491,210	156,176

Ginnie Mae (18-124-NW)

3.50%	09/20/48	1,826,347	1,967,420

Ginnie Mae, Pool #608259

4.50%	08/15/33	33,507	37,031

Ginnie Mae, Pool #782114

5.00%	09/15/36	101,791	117,348

Ginnie Mae, Pool #MA3662

3.00%	05/20/46	1,011,367	1,071,674

Ginnie Mae, Pool #MA4127

3.50%	12/20/46	2,905,875	3,112,286

Ginnie Mae II, Pool #MA6030

3.50%	07/20/49	619,906	642,316

Ginnie Mae II, Pool #MA3521

3.50%	03/20/46	2,258,153	2,420,236

Ginnie Mae II, Pool #MA3597

3.50%	04/20/46	2,196,196	2,353,832

Ginnie Mae II, Pool #MA3663

3.50%	05/20/46	2,190,989	2,347,567

Ginnie Mae II, Pool #MA4126

3.00%	12/20/46	5,793,106	6,138,544

Ginnie Mae II, Pool #MA4196

3.50%	01/20/47	1,841,062	1,971,482

Ginnie Mae II, Pool #MA4454

5.00%	05/20/47	731,108	812,986

Ginnie Mae II, Pool #MA4510

3.50%	06/20/47	988,059	1,056,509

Ginnie Mae II, Pool #MA4589

5.00%	07/20/47	1,872,572	2,075,437

Ginnie Mae II, Pool #MA4722

5.00%	09/20/47	660,318	730,202

Ginnie Mae II, Pool #MA4777

3.00%	10/20/47	773,423	816,409

Ginnie Mae II, Pool #MA4836

3.00%	11/20/47	3,033,035	3,203,635

Ginnie Mae II, Pool #MA4837

3.50%	11/20/47	6,646,436	7,094,535

Ginnie Mae II, Pool #MA4838

4.00%	11/20/47	1,973,612	2,132,666

Ginnie Mae II, Pool #MA4901

4.00%	12/20/47	3,318,084	3,595,841

Ginnie Mae II, Pool #MA5078

4.00%	03/20/48	2,687,932	2,893,720

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA5399

4.50%	08/20/48	$5,524,217	$5,999,186

Ginnie Mae II, Pool #MA5466

4.00%	09/20/48	176,773	189,925

Ginnie Mae II, Pool #MA5467

4.50%	09/20/48	340,942	370,255

Ginnie Mae II, Pool #MA6209

3.00%	10/20/49	3,639,650	3,748,550

Ginnie Mae II TBA, 30 Year

2.00% (4)	01/31/50	30,375,000	31,555,591

2.50% (4)	01/31/50	6,925,000	7,253,937

2.50% (4)	01/31/50	14,025,000	14,642,429

Uniform Mortgage-Backed Securities TBA, 15 Year

1.50%	07/31/35	7,675,000	7,837,369

2.00% (4)	05/31/35	450,000	466,805

2.00%	05/31/35	11,275,000	11,681,076

Uniform Mortgage-Backed Securities TBA, 30 Year

2.00% (4)	03/31/50	67,175,000	69,291,011

2.00% (4)	03/31/50	26,925,000	27,707,714

2.50% (4)	12/01/49	14,750,000	15,371,860

2.50% (4)	12/01/49	30,275,000	31,502,754

Total Residential Mortgage-Backed Securities — Agency

(Cost: $461,589,669)			476,138,598

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 4.5%

Aames Mortgage Investment Trust (06-1-A4)

0.71% (1 mo. USD LIBOR + 0.560%) (1)	04/25/36	4,150,867	4,100,572

Aegis Asset Backed Securities Trust (05-5-2A)

0.40% (1 mo. USD LIBOR + 0.250%) (1)	12/25/35	1,905,260	1,902,744

Ajax Mortgage Loan Trust (19-F-A1)

2.86% (2)	07/25/59	4,140,997	4,270,631

Banc of America Funding Trust (15-R2-9A1)

0.36% (1 mo. USD LIBOR + 0.215%) (2)(1)	03/27/36	592,181	595,230

Centex Home Equity (02-C-AF6)

4.50% (3)	09/25/32	424	424

CIM Trust (17-7-A)

3.00% (2)(3)	04/25/57	4,055,449	4,152,285

Citigroup Mortgage Loan Trust, Inc.

(05-5-2A2) 5.75% (5)	08/25/35	257,602	201,472

Conseco Financial Corp. (98-6-A8)

6.66% (3)	06/01/30	177,230	179,764

Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA)

5.75%	04/22/33	6,958	7,357

CSMC Series, Ltd. (10-3R-2A3)

4.35% (2)(3)	12/26/36	2,048,622	2,081,547

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

CSMC Series, Ltd. (15-5R-1A1)

1.94% (2)(3)	09/27/46	$1,967,378	$1,976,873

CSMC Trust (14-7R-8A1)

3.17% (2)(3)	07/27/37	1,164,523	1,159,686

CSMC Trust (18-RPL9-A)

3.85% (2)(3)	09/25/57	4,264,683	4,671,244

GS Mortgage-Backed Securities Trust (18-RPL1-A1A)

3.75% (2)	10/25/57	4,391,892	4,579,580

GSAA Home Equity Trust (05-11-2A2)

0.47% (1 mo. USD LIBOR + 0.320%) (1)	10/25/35	1,520,813	1,520,528

Home Equity Asset Trust (06-3-1A1)

0.35% (1 mo. USD LIBOR + 0.200%) (1)	07/25/36	340,111	340,433

Indymac Index Mortgage Loan Trust (05-AR6-2A1)

0.63% (1 mo. USD LIBOR + 0.480%) (1)	04/25/35	685,773	600,172

Mid-State Trust (04-1-B)

8.90%	08/15/37	797,249	904,663

Morgan Stanley Capital, Inc. (04-WMC2-M1)

1.06% (1 mo. USD LIBOR + 0.915%) (1)	07/25/34	950,319	903,478

Morgan Stanley Mortgage Loan Trust (04-3-4A)

5.62% (3)	04/25/34	139,949	152,006

New Century Home Equity Loan Trust (05-D-A1)

0.37% (1 mo. USD LIBOR + 0.220%) (1)	02/25/36	4,049,146	4,017,184

Nomura Resecuritization Trust (15-5R-2A1)

3.24% (2)(3)	03/26/35	439,639	443,797

Option One Mortgage Loan Trust (05-2-M1)

0.81% (1 mo. USD LIBOR + 0.660%) (1)	05/25/35	2,260,459	2,260,596

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (05-WCW2-M3)

0.97% (1 mo. USD LIBOR + 0.825%) (1)	07/25/35	10,000,000	9,763,631

RASC Series Trust (06-KS7-A4)

0.39% (1 mo. USD LIBOR + 0.240%) (1)	09/25/36	1,844,711	1,829,323

Structured Asset Investment Loan Trust (04-6-A3)

0.95% (1 mo. USD LIBOR + 0.800%) (1)	07/25/34	2,868,862	2,644,212

Structured Asset Securities Corp. (03-34A-5A4)

2.72% (3)	11/25/33	296,564	296,544

WaMu Mortgage Pass-Through Certificates (05-AR15-A1A1)

0.41% (1 mo. USD LIBOR + 0.260%) (1)	11/25/45	6,480,389	6,034,875

WaMu Mortgage Pass-Through Certificates (05-AR3-A2)

3.62% (3)	03/25/35	956,012	982,248

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Wells Fargo Alternative Loan Trust (07-PA3-2A1)

6.00% (5)	07/25/37	$70,430	$70,103

Wells Fargo Home Equity Asset-Backed Securities Trust (05-3-M6)

1.15% (1 mo. USD LIBOR + 1.005%) (1)	11/25/35	4,087,681	4,048,383

Wells Fargo Home Equity Trust (04-2-A33)

1.15% (1 mo. USD LIBOR + 1.000%) (1)	10/25/34	4,376,491	4,299,081

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $69,701,276)			70,990,666

U.S. TREASURY SECURITIES — 36.1%

U.S. Treasury Bond

1.13%	08/15/40	4,465,000	4,248,727

1.38%	08/15/50	69,518,000	65,298,041
U.S. Treasury Inflation Indexed Bond

0.13% (6)	07/15/30	6,784,359	7,449,566

0.25% (6)	02/15/50	4,828,974	5,547,005
U.S. Treasury Note

0.13%	08/31/22	59,665,000	59,631,206

0.13%	09/30/22	130,335,000	130,263,722

0.13%	10/31/22	95,105,000	95,053,087

0.25%	09/30/25	95,697,000	95,121,325

0.25%	10/31/25	81,805,000	81,280,937

0.38%	09/30/27	17,500,000	17,208,789

0.63%	08/15/30	12,037,000	11,774,631

Total U.S. Treasury Securities

(Cost: $575,742,111)			572,877,036

Total Fixed Income Securities

(Cost: $1,554,158,601)			1,596,654,949

Issues		Shares	Value

MONEY MARKET INVESTMENTS — 10.6%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (7)		167,469,229	$167,469,229

Total Money Market Investments

(Cost: $167,469,229)			167,469,229

	Maturity Date	Principal Amount

SHORT TERM INVESTMENTS — 13.5%

U.S. TREASURY SECURITIES — 13.5%

U.S. Cash Management Bill

0.13% (8)	01/26/21	$15,000,000	14,995,396

U.S. Treasury Bill

0.09% (8)	02/04/21	10,000,000	9,997,520

0.09% (8)	11/19/20	30,000,000	29,999,008

0.08% (8)	12/10/20	25,000,000	24,997,690

0.07% (8)	12/03/20	40,000,000	39,997,417

0.09% (8)	01/14/21	45,000,000	44,992,017

0.09% (8)	01/21/21	25,000,000	24,995,139

0.09% (8)	01/28/21	25,000,000	24,994,411

Total U.S. Treasury Securities (Cost: $214,954,523)			214,968,598

Total Short Term Investments

(Cost: $214,954,523)			214,968,598

Total Investments (124.7%) (Cost: $1,936,582,353)			1,979,092,776

Liabilities In Excess Of Other Assets (-24.7%)			(392,366,801)

Net Assets (100.0%)			$1,586,725,975

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
3	U.S. Ultra Long Bond Futures	12/21/20	$666,874	$645,000	$(21,874)

Short Futures
26	10-Year U.S. Ultra Treasury Note Futures	12/21/20	$(4,132,444)	$(4,089,313)	$43,131

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2020.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2020, the value of these securities amounted to $158,739,272 or 10.0% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(5)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(6)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(7)	Rate disclosed is the 7-day net yield as of October 31, 2020.
(8)	Rate shown represents yield-to-maturity.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
U.S. Treasury Securities	49.6%
Residential Mortgage-Backed Securities — Agency	30.0
Corporate Bonds	22.2
Money Market Investments	10.6
Residential Mortgage-Backed Securities — Non-Agency	4.5
Asset-Backed Securities	3.7
Municipal Bonds	1.5
Commercial Mortgage-Backed Securities — Agency	1.3
Commercial Mortgage-Backed Securities — Non-Agency	1.3
Other*	(24.7)

Total	100.0%

*	Includes futures, pending trades, interest receivable, fund share transactions and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$353,028,231	$—	$353,028,231
Municipal Bonds	—	24,581,904	—	24,581,904
Asset-Backed Securities	—	58,352,082	—	58,352,082
Commercial Mortgage-Backed Securities — Agency	—	20,776,161	—	20,776,161
Commercial Mortgage-Backed Securities — Non-Agency	—	19,910,271	—	19,910,271
Residential Mortgage-Backed Securities — Agency	—	476,138,598	—	476,138,598
Residential Mortgage-Backed Securities — Non-Agency	—	70,990,666	—	70,990,666
U.S. Treasury Securities	559,880,465	12,996,571	—	572,877,036

Total Fixed Income Securities	559,880,465	1,036,774,484	—	1,596,654,949

Money Market Investments	167,469,229	—	—	167,469,229
Short-Term Investments	214,968,598	—	—	214,968,598

Total Investments	$942,318,292	$1,036,774,484	$—	$1,979,092,776

Asset Derivatives
Futures Contracts
Interest Rate Risk	43,131	—	—	43,131

Total	$942,361,423	$1,036,774,484	$—	$1,979,135,907

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(21,874)	$—	$—	$(21,874)

Total	$(21,874)	$—	$—	$(21,874)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments	October 31, 2020

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 53.0%

ASSET-BACKED SECURITIES — 8.5%

Aimco CLO, Ltd. (20-11A-A1)

1.60% (3 mo. USD LIBOR + 1.380%) (1)(2)	10/15/31	$5,000	$4,976

AMMC CLO, Ltd. (20-23A-A1L)

0.00% (3 mo. USD LIBOR + 1.400%) (1)(2)	10/17/31	5,000	5,002

BlueMountain CLO, Ltd. (13-1A-A1R2)

1.45% (3 mo. USD LIBOR + 1.230%) (1)(2)	01/20/29	6,851	6,827

Chase Issuance Trust (12-A7-A7)

2.16%	09/15/24	10,000	10,365

Educational Services of America, Inc. (12-2-A)

0.88% (1 mo. USD LIBOR + 0.730%) (1)(2)	04/25/39	4,506	4,460

Nelnet Student Loan Trust (12-5A-A)

0.75% (1 mo. USD LIBOR + 0.600%) (1)(2)	10/27/36	3,102	3,041

SLM Student Loan Trust (05-4-A3)

0.33% (3 mo. USD LIBOR + 0.120%) (2)	01/25/27	8,297	8,205

SLM Student Loan Trust (07-2-B)

0.38% (3 mo. USD LIBOR + 0.170%) (2)	07/25/25	15,000	12,926

SLM Student Loan Trust (08-1-A4)

0.86% (3 mo. USD LIBOR + 0.650%) (2)	01/25/22	8,689	8,302

SLM Student Loan Trust (08-3-A3)

1.21% (3 mo. USD LIBOR + 1.000%) (2)	10/25/21	8,856	8,540

SLM Student Loan Trust (08-3-B)

1.41% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	10,000	8,931

SLM Student Loan Trust (13-4-A)

0.70% (1 mo. USD LIBOR + 0.550%) (2)	06/25/43	8,140	7,965

SLM Student Loan Trust (13-6-A3)

0.80% (1 mo. USD LIBOR + 0.650%) (2)	06/25/55	9,339	9,177

Total Asset-Backed Securities

(Cost: $100,780)			98,717

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 3.3%

Fannie Mae (11-M5-A2) (ACES)(I/O)

1.07% (3)	07/25/21	656,619	3,360

Freddie Mac Multifamily Structured Pass-Through Certificates (KC01-X1) (I/O)

0.68% (3)	12/25/22	569,177	2,503

Freddie Mac Multifamily Structured Pass-Through Certificates (K026-X1) (I/O)

0.96% (3)	11/25/22	141,186	2,315

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac Multifamily Structured Pass-Through Certificates (K033-X1) (I/O)

0.29% (3)	07/25/23	$537,218	$3,943

Freddie Mac Multifamily Structured Pass-Through Certificates (KS07-X) (I/O)

0.65% (3)	09/25/25	499,311	14,004

Ginnie Mae (11-53-IO) (I/O)

0.00% (3)	05/16/51	295,192	444

Ginnie Mae (12-123-IO) (I/O)

0.76% (3)	12/16/51	263,568	7,324

Ginnie Mae (13-1-IO) (I/O)

0.56% (3)	02/16/54	115,796	2,687

United States Small Business Administration (01-20I-1)

6.12%	09/01/21	1,908	1,933

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $39,079)			38,513

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 5.4%

Citigroup Commercial Mortgage Trust (13-GC11-AAB)

2.69%	04/10/46	4,734	4,826

COMM Mortgage Trust (12-CR2-ASB)

2.75%	08/15/45	1,424	1,431

COMM Mortgage Trust (12-CR4-XA) (I/O)

1.69% (3)	10/15/45	397,371	10,832

COMM Mortgage Trust (13-LC6-XB) (I/O)

0.38% (1)(3)	01/10/46	100,000	836

GS Mortgage Securities Trust (11-GC5-XA) (I/O)

1.32% (1)(3)	08/10/44	1,174,124	5,057

GS Mortgage Securities Trust (13-GC13-AAB)

3.72% (3)	07/10/46	5,057	5,232

JPMBB Commercial Mortgage Securities Trust (13-C17-XA) (I/O)

0.75% (3)	01/15/47	128,982	2,575

JPMorgan Chase Commercial Mortgage Securities Trust (11-C4-XA) (I/O)

1.13% (1)(3)	07/15/46	177,285	408

LB-UBS Commercial Mortgage Trust (06-C6-XCL) (I/O)

0.69% (1)(3)(4)	09/15/39	492,512	1,997

Morgan Stanley Capital I Trust (11-C3-A4)

4.12%	07/15/49	6,577	6,607

Morgan Stanley Capital I Trust (15-MS1-ASB)

3.46%	05/15/48	9,491	10,028

Morgan Stanley Capital I Trust (18-H3-A1)

3.18%	07/15/51	9,599	9,855

WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

1.88% (1)(3)	11/15/45	109,059	3,120

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $60,384)			62,804

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 0.8% (Cost: $9,046)

Fannie Mae (05-W3-2AF)

0.37% (1 mo. USD LIBOR + 0.220%) (2)	03/25/45	$9,277	$9,251

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 7.5%

Centex Home Equity Loan Trust (05-A-AF5)

5.78%	01/25/35	32,578	32,340

Credit-Based Asset Servicing and Securitization LLC (03-CB5-M1)

1.17% (1 mo. USD LIBOR + 1.020%) (2)	11/25/33	7,967	7,794

First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C)

1.15% (1 mo. USD LIBOR + 1.000%) (2)	08/25/34	6,258	6,324

JPMorgan Mortgage Trust (05-A5-TA1)

3.22% (3)	08/25/35	924	908

JPMorgan Mortgage Trust (05-A6-7A1)

3.10% (3)(5)	08/25/35	11,983	10,973

MASTR Seasoned Securitization Trust (05-1-4A1)

2.63% (3)	10/25/32	12,770	12,830

Mid-State Trust (04-1-M1)

6.50%	08/15/37	14,704	15,597

Morgan Stanley Mortgage Loan Trust (04-6AR-1A)

1.05% (1 mo. USD LIBOR + 0.900%) (2)	07/25/34	719	720

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $80,258)			87,486

CORPORATE BONDS — 27.1%

Airlines — 0.5%

Continental Airlines, Inc. Pass-Through Certificates (00-1-A1) (EETC)

8.05%	05/01/22	5	5

US Airways Group, Inc. Pass-Through Certificates (12-1-A) (EETC)

5.90%	04/01/26	6,222	5,817

			5,822

Auto Manufacturers — 2.2%

Ford Motor Credit Co. LLC

4.25%	09/20/22	10,000	10,158

5.75%	02/01/21	10,000	10,103

General Motors Financial Co., Inc.

3.55%	04/09/21	5,000	5,057

			25,318

Banks — 7.1%

Bank of America NA

3.34% (3.335% to 1/25/22 then 3 mo. USD LIBOR + 0.650%) (2)	01/25/23	10,000	10,366

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Citigroup, Inc.

1.16% (3 mo. USD LIBOR + 0.950%) (2)	07/24/23	$22,000	$22,167

Goldman Sachs Group, Inc. (The)

2.91% (3 mo. USD LIBOR + 0.990%) (2)	07/24/23	5,000	5,195

HSBC Holdings PLC

2.01% (SOFR + 1.732%) (2)	09/22/28	5,000	4,984

JPMorgan Chase & Co.

1.24% (3 mo. USD LIBOR + 1.000%) (2)	01/15/23	25,000	25,245

Lloyds TSB Bank PLC (United Kingdom)

6.38%	01/21/21	10,000	10,132

Wells Fargo & Co.

2.39% (SOFR + 2.100%) (2)	06/02/28	5,000	5,201

			83,290

Commercial Services — 0.5%

IHS Markit, Ltd.

5.00% (1)	11/01/22	5,000	5,359

Diversified Financial Services — 0.2%

Park Aerospace Holdings, Ltd.

4.50% (1)	03/15/23	2,000	2,024

Food — 0.7%

Kraft Heinz Foods Co.

4.38%	06/01/46	5,000	5,143

5.00%	07/15/35	3,000	3,445

			8,588

Healthcare-Services — 1.0%

Centene Corp.

3.00%	10/15/30	6,000	6,238

HCA, Inc.

5.00%	03/15/24	5,000	5,599

			11,837

Insurance — 6.0%

Nationwide Mutual Insurance Co.

2.54% (3 mo. USD LIBOR + 2.290%) (1)(2)	12/15/24	70,000	69,981

Media — 0.4%

Charter Communications Operating LLC / Charter Communications Operating Capital

1.86% (3 mo. USD LIBOR + 1.650%) (2)	02/01/24	4,000	4,102

Miscellaneous Manufacturers — 0.6%

General Electric Co.

0.76% (3 mo. USD LIBOR + 0.480%) (2)	08/15/36	10,000	6,857

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

Pharmaceuticals — 2.2%

Bausch Health Cos, Inc. (Canada)

7.00% (1)	03/15/24	$5,000	$5,187

Bayer US Finance II LLC

3.88% (1)	12/15/23	3,000	3,270

4.38% (1)	12/15/28	5,000	5,769

CVS Health Corp.

0.96% (3 mo. USD LIBOR + 0.720%) (2)	03/09/21	8,000	8,016

4.30%	03/25/28	3,000	3,476

			25,718

Pipelines — 0.6%

Energy Transfer Operating LP

4.95%	06/15/28	5,000	5,376

Plains All American Pipeline LP / PAA Finance Corp.

4.50%	12/15/26	2,000	2,126

			7,502

REIT — 3.1%

American Campus Communities Operating Partnership LP

3.75%	04/15/23	5,000	5,273

Boston Properties LP

4.13%	05/15/21	5,000	5,040

Camden Property Trust

2.95%	12/15/22	5,000	5,214

CyrusOne LP / CyrusOne Finance Corp.

2.90%	11/15/24	5,000	5,315

GLP Capital LP / GLP Financing II, Inc.

5.38%	11/01/23	5,000	5,369

SL Green Operating Partnership LP

3.25%	10/15/22	5,000	5,106

WEA Finance LLC

3.15% (1)	04/05/22	5,000	5,079

			36,396

Savings & Loans — 0.5%

Nationwide Building Society (United Kingdom)

4.36% (3 mo. USD LIBOR + 1.392%) (1)(2)	08/01/24	5,000	5,422

Telecommunications — 1.5%

AT&T, Inc.

1.43% (3 mo. USD LIBOR + 1.180%) (2)	06/12/24	10,000	10,216

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

3.36% (1)	03/20/23	2,500	2,525

Issues	Maturity Date	Principal Amount	Value

Telecommunications (Continued)

Vodafone Group PLC (United Kingdom)

3.75%	01/16/24	$4,000	$4,368

			17,109

Total Corporate Bonds

(Cost: $307,480)			315,325

MUNICIPAL BOND — 0.4% (Cost: $5,000)

Regents of the University of California Medical Center Pooled, Revenue Bond

3.26%	05/15/60	5,000	5,096

Total Fixed Income Securities

(Cost: $602,027)			617,192

Security		Shares

MONEY MARKET INVESTMENTS — 27.3%

State Street Institutional U.S. Government Money Market Fund — Premier Class (6)(7)		318,188	318,188

Total Money Market Investments

(Cost: $318,188)			318,188

Issues		Principal Amount

SHORT TERM INVESTMENTS — 25.3%

U.S. TREASURY SECURITIES — 25.3%

U.S. Cash Management Bill

0.08% (8)	01/19/21	$85,000	84,986

0.08% (8)	02/16/21	20,000	19,995

U.S. Treasury Bill

0.06% (8)	12/10/20	15,000	14,999

0.07% (8)	12/03/20	45,000	44,997

0.08% (8)	01/07/21	50,000	49,993

0.10% (8)	02/04/21	60,000	59,985

0.10% (8)	01/14/21	20,000	19,996

Total U.S. Treasury Securities

(Cost: $294,926)			294,951

Total Investments (105.6%)

(Cost: $1,215,141)			1,230,331

Liabilities In Excess Of Other Assets (-5.6%)			(64,827)

Net Assets (100.0%)			$1,165,504

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Total Return Swaps (7)

Notional Amount	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Payment Frequency	Unrealized Depreciation	Premium Paid	Value
OTC Swaps
$1,193,358	11/17/20	Credit Suisse International	3-Month U.S. Treasury Bills plus 0.2%	Credit Suisse Custom 24 Total Return Index (9)	Monthly	$(24,161)	$—	$(24,161)

Notes to the Schedule of Investments:

CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/O	Interest Only Security.
REIT	Real Estate Investment Trust.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2020, the value of these securities amounted to $140,340 or 12.0% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2020.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	Restricted security (Note 11).
(5)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(6)	Rate disclosed is the 7-day net yield as of October 31, 2020.
(7)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd.
(8)	Rate shown represents yield-to-maturity.
(9)	Custom Index has exposure to the following commodities as shown on the next page.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Components of Total Return Swap	October 31, 2020

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Gold	$191,653	16.06%	$(2,651)
Natural Gas	150,482	12.61%	2,717
Copper High Grade	89,263	7.48%	(464)
Soybeans	73,988	6.20%	419
Corn	71,840	6.02%	42
Silver	57,401	4.81%	(1,794)
WTI Crude Oil	54,179	4.54%	(7,754)
Aluminium Primary	51,911	4.35%	(546)
Soybean Meal	47,734	4.00%	1,202
Brent Crude Oil	46,780	3.92%	(5,962)
Zinc High Grade	43,200	3.62%	1,432
Live Cattle	41,171	3.45%	(484)
SRW Wheat	38,903	3.26%	(1,622)
Sugar#11	37,352	3.13%	(175)
Nickel Primary	35,085	2.94%	(1,132)
Soybean Oil	32,817	2.75%	464
Coffee ‘C’ Arabica	27,805	2.33%	(791)
HRW Wheat	20,049	1.68%	(657)
Lean Hogs	19,810	1.66%	(1,265)
Cotton	17,542	1.47%	(184)
RBOB Gasoline	15,752	1.32%	(1,837)
Gasoil	15,275	1.28%	(1,949)
Heating Oil	13,366	1.12%	(1,216)
United States Treasury Bill	—	—	46

	$1,193,358	100.00%	$(24,161)

(1)	Commodity Exposures of the Credit Suisse Custom 24 Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Money Market Investments	27.3%
Corporate Bonds	27.1
U.S. Treasury Securities	25.3
Asset-Backed Securities	8.5
Residential Mortgage-Backed Securities — Non-Agency	7.5
Commercial Mortgage-Backed Securities — Non-Agency	5.4
Commercial Mortgage-Backed Securities — Agency	3.3
Residential Mortgage-Backed Securities — Agency	0.8
Municipal Bonds	0.4
Other*	(5.6)

Total	100.0%

*	Includes swaps, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$98,717	$—	$98,717
Commercial Mortgage-Backed Securities — Agency	—	38,513	—	38,513
Commercial Mortgage-Backed Securities — Non-Agency	—	62,804	—	62,804
Residential Mortgage-Backed Securities — Agency	—	9,251	—	9,251
Residential Mortgage-Backed Securities — Non-Agency	—	87,486	—	87,486
Corporate Bonds*	—	315,325	—	315,325
Municipal Bonds	—	5,096	—	5,096

Total Fixed Income Securities	—	617,192	—	617,192

Money Market Investments	318,188	—	—	318,188
Short-Term Investments	294,951	—	—	294,951

Total Investments	$613,139	$617,192	$—	$1,230,331

Liability Derivatives
Swap Agreements
Commodity Risk	$—	$(24,161)	$—	$(24,161)

Total	$—	$(24,161)	$—	$(24,161)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 99.6% of Net Assets

CORPORATE BONDS — 20.9%

Agriculture — 0.7%

BAT Capital Corp.

4.54%	08/15/47	$10,000	$10,542

BAT International Finance PLC (United Kingdom)

2.25% (1)	01/16/30	100,000	126,288

Reynolds American, Inc.

5.85%	08/15/45	20,000	24,344

			161,174

Airlines — 0.9%

Continental Airlines, Inc. Pass-Through Trust (01-1A-1) (EETC)

6.70%	12/15/22	11,260	11,006

Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC)

6.72%	07/02/24	54,245	52,303

Delta Air Lines, Inc. Pass-Through Certificates (20-1A-AA)

2.00%	12/10/29	90,000	87,198

US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)

6.25%	10/22/24	9,667	8,720

US Airways Group, Inc. Pass-Through Certificates (12-1-A) (EETC)

5.90%	04/01/26	31,110	29,088

			188,315

Auto Manufacturers — 1.7%

Daimler Finance North America LLC

2.20% (2)	10/30/21	60,000	61,002

Ford Motor Credit Co. LLC

1.04% (3 mo. USD LIBOR + 0.810%) (3)	04/05/21	15,000	14,885

1.30% (3 mo. USD LIBOR + 1.080%) (3)	08/03/22	25,000	24,109

1.50% (3 mo. USD LIBOR + 1.270%) (3)	03/28/22	20,000	19,309

2.34%	11/02/20	70,000	70,147

3.20%	01/15/21	40,000	39,925

3.22%	01/09/22	20,000	19,925

3.81%	10/12/21	5,000	5,034

5.75%	02/01/21	5,000	5,052

General Motors Financial Co., Inc.

3.15%	06/30/22	20,000	20,623

3.20%	07/06/21	15,000	15,204

3.45%	04/10/22	5,000	5,147

3.55%	07/08/22	10,000	10,390

4.20%	11/06/21	30,000	30,951

4.38%	09/25/21	20,000	20,621

			362,324

Issues	Maturity Date	Principal Amount	Value

Banks — 2.0%

Citigroup, Inc.

2.57% (SOFR + 2.107%) (3)	06/03/31	$40,000	$41,737

2.67% (SOFR + 1.146%) (3)	01/29/31	20,000	21,042

Goldman Sachs Group, Inc. (The)

3.69% (3 mo. USD LIBOR + 1.510%) (3)	06/05/28	10,000	11,306

3.81% (3 mo. USD LIBOR + 1.158%) (3)	04/23/29	5,000	5,713

HSBC Holdings PLC

2.01% (SOFR + 1.732%) (3)	09/22/28	55,000	54,828

JPMorgan Chase & Co.

2.18% (SOFR + 1.890%) (3)	06/01/28	35,000	36,544

Lloyds Banking Group PLC (United Kingdom)

3.87% (1-year Treasury Constant Maturity Rate + 3.500%) (3)	07/09/25	50,000	54,584

3.90%	03/12/24	10,000	10,894

Santander UK Group Holdings PLC (United Kingdom)

4.80% (3 mo. USD LIBOR +1.570%) (3)	11/15/24	40,000	44,179

Santander UK PLC (United Kingdom)

5.00% (2)	11/07/23	20,000	21,904

Wells Fargo & Co.

2.39% (SOFR + 2.100%) (3)	06/02/28	20,000	20,805

2.57% (3 mo. USD LIBOR + 1.000%) (3)	02/11/31	40,000	41,706

2.88% (3 mo. USD LIBOR + 1.170%) (3)	10/30/30	50,000	53,233

3.07% (SOFR + 2.530%) (3)	04/30/41	15,000	15,565

			434,040

Beverages — 0.3%

Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.

4.90%	02/01/46	20,000	24,538

Anheuser-Busch InBev Worldwide, Inc.

4.60%	04/15/48	20,000	23,826

4.75%	01/23/29	10,000	12,119

Bacardi, Ltd.

4.70% (2)	05/15/28	15,000	17,326

			77,809

Commercial Services — 0.2%

IHS Markit, Ltd.

4.75%	08/01/28	30,000	35,337

Diversified Financial Services — 0.8%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.50%	05/26/22	25,000	25,439

3.88%	01/23/28	10,000	9,433

3.95%	02/01/22	25,000	25,427

4.13%	07/03/23	15,000	15,424

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

Diversified Financial Services (Continued)

Air Lease Corp.

3.25%	03/01/25	$20,000	$20,449

Avolon Holdings Funding, Ltd.

2.88% (2)	02/15/25	30,000	28,182

5.13% (2)	10/01/23	5,000	5,094

Park Aerospace Holdings, Ltd.

4.50% (2)	03/15/23	20,000	20,238

5.25% (2)	08/15/22	5,000	5,151

5.50% (2)	02/15/24	20,000	20,693

			175,530

Electric — 0.7%

AEP Texas Central Co.

3.85% (2)	10/01/25	50,000	55,253

ITC Holdings Corp.

3.65%	06/15/24	40,000	43,820

Pennsylvania Electric Co.

3.25% (2)	03/15/28	50,000	52,804

			151,877

Engineering & Construction — 0.1%

PowerTeam Services LLC

9.03% (2)	12/04/25	12,000	12,758

Entertainment — 0.1%

Churchill Downs, Inc.

5.50% (2)	04/01/27	13,000	13,472

Colt Merger Sub, Inc.

6.25% (2)	07/01/25	6,000	6,185

Live Nation Entertainment, Inc.

4.75% (2)	10/15/27	5,000	4,603

			24,260

Environmental Control — 0.1%

GFL Environmental, Inc. (Canada)

5.13% (2)	12/15/26	9,000	9,460

Waste Pro USA, Inc.

5.50% (2)	02/15/26	5,000	5,065

			14,525

Food — 0.8%

Kraft Heinz Foods Co.

4.38%	06/01/46	90,000	92,580

4.88% (2)	10/01/49	10,000	10,584

5.00%	07/15/35	30,000	34,450

5.00%	06/04/42	5,000	5,502

Pilgrim’s Pride Corp.

5.88% (2)	09/30/27	16,000	16,924

Post Holdings, Inc.

4.63% (2)	04/15/30	25,000	25,719

			185,759

Issues	Maturity Date	Principal Amount	Value

Healthcare-Services — 1.3%

Centene Corp.

3.00%	10/15/30	$88,000	$91,494

4.63%	12/15/29	19,000	20,710

CommonSpirit Health

2.78%	10/01/30	10,000	10,002

Encompass Health Corp.

4.75%	02/01/30	8,000	8,346

HCA, Inc.

5.00%	03/15/24	28,000	31,352

5.25%	04/15/25	2,000	2,318

5.25%	06/15/49	24,000	29,289

Humana, Inc.

4.95%	10/01/44	10,000	13,167

Molina Healthcare, Inc.

5.38%	11/15/22	8,000	8,328

NYU Langone Hospitals

3.38%	07/01/55	10,000	9,663

Partners Healthcare System, Inc.

3.34%	07/01/60	20,000	21,497

Tenet Healthcare Corp.

4.88% (2)	01/01/26	28,000	28,439

5.13% (2)	11/01/27	4,000	4,129

			278,734

Insurance — 0.6%

Farmers Exchange Capital II

6.15% (3 mo. USD LIBOR + 3.744%) (2)(3)	11/01/53	80,000	99,800

Teachers Insurance & Annuity Association of America

3.30% (2)	05/15/50	40,000	40,983

			140,783

Iron & Steel — 0.3%

Vale Overseas, Ltd.

3.75%	07/08/30	65,000	68,309

Media — 0.7%

CCO Holdings LLC / CCO Holdings Capital Corp.

4.25% (2)	02/01/31	4,000	4,103

4.50% (2)	08/15/30	32,000	33,368

4.50% (2)	05/01/32	6,000	6,210

Charter Communications Operating LLC / Charter Communications Operating Capital

5.38%	05/01/47	31,000	37,117

CSC Holdings LLC

6.50% (2)	02/01/29	7,000	7,780

Sirius XM Radio, Inc.

3.88% (2)	08/01/22	15,000	15,131

Virgin Media Secured Finance PLC (United Kingdom)

5.50% (2)	05/15/29	16,000	17,120

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

Media (Continued)

Walt Disney Co. (The)

3.60%	01/13/51		$ 30,000	$33,535

				154,364

Miscellaneous Manufacturers — 1.2%

General Electric Co.

0.63% (3 mo. USD LIBOR + 0.38%) (3)	05/05/26		125,000	116,511

0.76% (3 mo. USD LIBOR + 0.480%) (3)	08/15/36		200,000	137,138

				253,649

Multi-National — 0.3%

International Bank for Reconstruction & Development

1.75% (1)	03/13/25	NOK	650,000	71,278

Oil & Gas — 2.0%

Antero Resources Corp.

5.00%	03/01/25		$20,000	14,845

5.13%	12/01/22		6,000	5,565

BP Capital Markets America, Inc.

3.63%	04/06/30		15,000	16,916

EQT Corp.

3.90%	10/01/27		18,000	17,320

Exxon Mobil Corp.

3.48%	03/19/30		10,000	11,321

4.23%	03/19/40		15,000	18,032

4.33%	03/19/50		20,000	24,224

Petrobras Global Finance B.V.

5.09%	01/15/30		85,000	89,453

5.60%	01/03/31		25,000	27,006

Petroleos Mexicanos

5.50% (1)	02/24/25	EUR	117,000	140,270

5.95%	01/28/31		$20,000	16,790

Shell International Finance BV (Netherlands)

2.38%	11/07/29		15,000	15,837

4.38%	05/11/45		25,000	30,239

Transocean Pontus, Ltd.

6.13% (2)	08/01/25		12,480	11,064

Transocean Poseidon, Ltd.

6.88% (2)	02/01/27		7,000	5,267

				444,149

Oil & Gas Services — 0.1%

Transocean Phoenix 2, Ltd.

7.75% (2)	10/15/24		7,800	7,137

USA Compression Partners LP / USA Compression Finance Corp.

6.88%	09/01/27		4,000	4,028

				11,165

Issues	Maturity Date	Principal Amount	Value

Packaging & Containers — 0.3%

Bemis Co., Inc.

3.10%	09/15/26	$25,000	$27,293

Graphic Packaging International LLC

4.88%	11/15/22	8,000	8,308

Sealed Air Corp.

5.50% (2)	09/15/25	14,000	15,661

Trivium Packaging Finance BV (Netherlands)

5.50% (2)	08/15/26	16,000	16,839

			68,101

Pharmaceuticals — 1.6%

AbbVie, Inc.

4.25% (2)	11/21/49	50,000	58,560

4.50%	05/14/35	25,000	30,420

Bayer US Finance II LLC

4.25% (2)	12/15/25	35,000	39,821

4.38% (2)	12/15/28	25,000	28,845

4.63% (2)	06/25/38	25,000	29,423

4.88% (2)	06/25/48	5,000	6,023

Becton Dickinson and Co.

2.89%	06/06/22	15,000	15,524

Cigna Corp.

3.40%	03/15/50	35,000	36,922

CVS Health Corp.

5.05%	03/25/48	75,000	95,299

			340,837

Pipelines — 0.6%

Energy Transfer Operating LP

3.75%	05/15/30	5,000	4,925

5.00%	05/15/50	22,000	20,614

6.50%	02/01/42	27,000	28,881

Energy Transfer Partners LP

5.15%	03/15/45	50,000	46,676

Kinder Morgan Energy Partners LP

5.00%	08/15/42	15,000	16,492

Sabine Pass Liquefaction LLC

5.75%	05/15/24	15,000	16,904

Targa Resources Partners LP / Targa Resources Partners Finance Corp.

6.88%	01/15/29	5,000	5,382

			139,874

REIT — 1.3%

American Campus Communities Operating Partnership LP (REIT)

4.13%	07/01/24	30,000	32,458

CyrusOne LP / CyrusOne Finance Corp.

2.90%	11/15/24	45,000	47,830

3.45%	11/15/29	45,000	47,959

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

REIT (Continued)

GLP Capital LP / GLP Financing II, Inc.

3.35%	09/01/24	$45,000	$46,247

5.30%	01/15/29	15,000	16,777

5.38%	04/15/26	25,000	27,813

5.75%	06/01/28	5,000	5,702

Lexington Realty Trust (REIT)

2.70%	09/15/30	20,000	20,235

SL Green Operating Partnership LP

1.26% (3 mo. USD LIBOR + 0.98%) (3)	08/16/21	50,000	49,620

			294,641

Savings & Loans — 0.1%

Nationwide Building Society (United Kingdom)

3.77% (3 mo. USD LIBOR +1.064%) (2)(3)	03/08/24	15,000	15,926

Semiconductors — 0.1%

Intel Corp.

4.75%	03/25/50	20,000	27,376

Telecommunications — 2.0%

AT&T, Inc.

3.30%	02/01/52	30,000	27,606

3.88%	01/15/26	25,000	28,220

4.75%	05/15/46	65,000	75,108

4.80%	06/15/44	44,000	51,378

CenturyLink, Inc.

4.00% (2)	02/15/27	4,000	4,095

Intelsat Jackson Holdings S. A. (Luxembourg)

8.50% (2)(4)	10/15/24	21,000	13,072

9.75% (2)(4)	07/15/25	15,000	9,313

Level 3 Financing, Inc.

4.63% (2)	09/15/27	3,000	3,065

Qwest Corp.

7.25%	09/15/25	14,000	16,187

Sprint Corp.

7.88%	09/15/23	3,000	3,426

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

3.36% (2)	03/20/23	43,750	44,187

T-Mobile USA, Inc.

2.55% (2)	02/15/31	20,000	20,407

3.88% (2)	04/15/30	20,000	22,492

4.38% (2)	04/15/40	20,000	23,151

6.00%	04/15/24	26,000	26,493

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49	48,000	59,502

			427,702

Total Corporate Bonds

(Cost: $4,410,023)			4,560,596

Issues	Maturity Date	Principal Amount		Value

MUNICIPAL BONDS — 1.4%

Alabama Economic Settlement Authority, Revenue Bond

4.26%	09/15/32		$ 40,000	$47,041

City and County of Denver Co. Airport System Revenue, Revenue Bond

2.24%	11/15/30		20,000	19,822

Commonwealth of Massachusetts

3.00%	03/01/48		20,000	21,239

Greater Orlando Aviation Authority, Revenue Bond

5.00%	10/01/44		10,000	12,011

Metropolitan Transportation Authority, Revenue Bond

5.18%	11/15/49		25,000	25,636

New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond

4.00%	08/01/38		25,000	27,939

New York City Water and Sewer System, Revenue Bond

3.00%	06/15/50		25,000	25,776

New York State Dormitory Authority, Revenue Bond

4.00%	03/15/44		30,000	34,044

Regents of the University of California Medical Center Pooled, Revenue Bond

3.26%	05/15/60		45,000	45,869

San Francisco City and County Airport Comm-San Francisco International Airport, Revenue Bond

5.00%	05/01/49		35,000	41,385

Total Municipal Bonds

(Cost: $286,617)				300,762

FOREIGN GOVERNMENT BONDS — 46.5%

Abu Dhabi Government International Bond

1.70% (2)	03/02/31		200,000	197,822

Australia Government Bond

1.25%	05/21/32	AUD	107,000	77,810

2.50% (1)	05/21/30	AUD	153,000	124,466

2.75% (1)	05/21/41	AUD	219,000	186,332

3.25% (1)	04/21/29	AUD	170,000	144,664

Brazil Letras do Tesouro Nacional

0.00% (5)	10/01/22	BRL	390,000	61,773

0.00% (5)	01/01/24	BRL	660,000	94,182

Canada Housing Trust No 1

1.75% (2)	06/15/30	CAD	170,000	135,900

Canadian Government Bond

1.50%	09/01/24	CAD	125,000	97,935

2.75%	12/01/48	CAD	35,000	35,989

China Development Bank

3.18%	04/05/26	CNY	5,050,000	741,582

3.30%	02/01/24	CNY	600,000	89,479

4.24%	08/24/27	CNY	1,200,000	186,935

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

FOREIGN GOVERNMENT BONDS (Continued)

China Government Bond

2.64%	08/13/22	CNY	890,000	$132,396

2.85%	06/04/27	CNY	1,250,000	182,189

3.13%	11/21/29	CNY	1,460,000	216,840

3.22%	12/06/25	CNY	1,790,000	270,386

3.86%	07/22/49	CNY	1,320,000	196,139

Colombian TES

7.75%	09/18/30	COP	107,900,000	32,095

Czech Republic Government Bond

0.45% (1)	10/25/23	CZK	3,870,000	166,027

French Republic Government Bond OAT

1.25% (1)	05/25/34	EUR	45,000	62,661

Hungary Government Bond

2.50%	10/24/24	HUF	44,100,000	146,304

3.00%	08/21/30	HUF	2,250,000	7,681

Indonesia Government International Bond

1.40%	10/30/31	EUR	100,000	115,428

Indonesia Treasury Bond

6.50%	06/15/25	IDR	1,270,000,000	90,441

8.25%	05/15/29	IDR	890,000,000	67,366

Ireland Government Bond

0.90% (1)	05/15/28	EUR	115,000	147,551

1.30% (1)	05/15/33	EUR	34,000	46,844

2.00% (1)	02/18/45	EUR	9,000	14,934

Israel Government Bond

1.00%	03/31/30	ILS	390,000	117,055

Italy Buoni Poliennali Del Tesoro

0.35% (1)	02/01/25	EUR	150,000	177,340

3.10% (1)	03/01/40	EUR	32,000	48,627

Japan Government Ten-Year Bond

1.00%	09/20/21	JPY	50,150,000	484,482

Japan Government Thirty Year Bond

0.40%	03/20/50	JPY	15,950,000	143,675

0.70%	12/20/48	JPY	12,150,000	119,367

2.00%	03/20/42	JPY	41,200,000	518,291

Japan Government Twenty Year Bond

0.50%	09/20/36	JPY	11,500,000	113,513

Kingdom of Belgium Government Bond

1.70% (1)	06/22/50	EUR	45,000	72,879

Korea Treasury Bond

1.75%	06/10/28	KRW	68,073,813	64,405

1.88%	06/10/26	KRW	180,000,000	163,422

1.88%	06/10/29	KRW	302,840,000	273,499

Malaysia Government Bond

3.44%	02/15/21	MYR	400,000	96,809

4.64%	11/07/33	MYR	156,000	43,793

Mexican Bonos

7.75%	11/23/34	MXN	1,980,000	102,507

Issues	Maturity Date	Principal Amount		Value

FOREIGN GOVERNMENT BONDS (Continued)

New Zealand Government Bond

1.75%	05/15/41	NZD	112,000	$81,123

2.75% (1)	04/15/37	NZD	50,000	41,904

Norway Government Bond

1.75% (1)	09/06/29	NOK	699,000	80,130

3.00% (1)	03/14/24	NOK	730,000	83,384

Panama Government International Bond

3.75% (1)	04/17/26	USD	18,000	19,468

Peruvian Government Bond

5.40%	08/12/34	PEN	331,000	96,614

Peruvian Government International Bond

5.40% (1)	08/12/34	PEN	150,000	43,813

Poland Government Bond

1.75%	07/25/21	PLN	200,000	51,116

2.25%	10/25/24	PLN	275,000	74,992

2.75%	10/25/29	PLN	331,000	95,516

3.25%	07/25/25	PLN	490,000	140,214

Portugal Obrigacoes do Tesouro OT

0.48% (1)	10/18/30	EUR	101,000	122,038

2.13% (1)	10/17/28	EUR	64,000	87,820

2.25% (1)	04/18/34	EUR	95,000	138,410

Province of Ontario Canada

2.05%	06/02/30	CAD	70,000	55,828

2.60%	06/02/25	CAD	45,000	36,557

2.65%	02/05/25	CAD	75,000	60,920

Romanian Government International Bond

2.00% (1)	01/28/32	EUR	87,000	101,605

3.62% (2)	05/26/30	EUR	50,000	66,979

Saudi Government International Bond

2.00% (1)	07/09/39	EUR	100,000	123,430

Singapore Government Bond

2.25%	08/01/36	SGD	175,000	149,263

2.75%	03/01/46	SGD	33,000	32,842

2.88%	09/01/30	SGD	200,000	174,871

Slovenia Government Bond

1.00% (1)	03/06/28	EUR	40,000	51,322

Spain Government Bond

0.60% (1)	10/31/29	EUR	90,000	110,224

1.00% (1)	10/31/50	EUR	44,000	52,126

1.85% (1)	07/30/35	EUR	100,000	139,775

2.35% (1)	07/30/33	EUR	195,000	284,769

United Kingdom Gilt

1.25% (1)	10/22/41	GBP	86,000	121,138

1.50% (1)	01/22/21	GBP	90,000	116,761

1.63% (1)	10/22/28	GBP	145,000	209,863

1.75% (1)	09/07/37	GBP	216,000	327,479

2.75% (1)	09/07/24	GBP	110,000	157,678

Total Foreign Government Bonds

(Cost: $9,744,618)				10,139,787

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES — 1.3%

BlueMountain CLO, Ltd. (13-1A-A1R2)

1.45% (3 mo. USD LIBOR + 1.23%) (2)(3)	01/20/29	$44,045	$43,886

CoreVest American Finance Trust (20-1-A2)

2.30% (2)	03/15/50	30,000	29,953

Educational Funding of the South, Inc. (11-1-A2)

0.86% (3 mo. USD LIBOR + 0.650%) (3)	04/25/35	14,556	14,417

LCM XIII LP (13A-ARR)

1.36% (3 mo. USD LIBOR + 1.140%) (2)(3)	07/19/27	45,000	44,645

Palmer Square CLO, Ltd. (19-1A-A1)

1.27% (3 mo. USD LIBOR + 1.05%) (2)(3)	04/20/27	25,264	25,154

SLC Student Loan Trust (06-1-A6)

0.41% (3 mo. USD LIBOR + 0.160%) (3)	03/15/55	100,000	93,968

Student Loan Consolidation Center (02-2-B2)

1.65% (28-Day Auction Rate) (2)(3)	07/01/42	50,000	44,002

Total Asset-Backed Securities

(Cost: $294,091)			296,025

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 1.4%

Fannie Mae (16-M2-X3) (I/O)

2.03% (6)	04/25/36	1,406,870	19,312

Fannie Mae (16-M4-X2) (I/O)

2.66% (6)	01/25/39	1,027,846	68,130

Freddie Mac Multifamily Structured Pass Through Certificates (K028-X1) (I/O)

0.26% (6)	02/25/23	3,456,058	17,722

Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O)

1.81% (6)	08/25/40	800,000	23,893

Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O)

1.75% (6)	11/25/40	2,850,000	92,710

Ginnie Mae (11-147-IO) (I/O)

0.00% (5)(6)	10/16/44	2,683,276	5,401

Ginnie Mae (12-144-IO) (I/O)

0.39% (6)	01/16/53	3,494,278	69,099

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $368,316)			296,267

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 3.1%

Bank of America-First Union NB Commercial Mortgage (01-3-XC) (I/O)

1.30% (2)(6)(7)	04/11/37	1,105,214	19,998

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

COMM Mortgage Trust (13-CR7-XA) (I/O)

1.22% (6)	03/10/46	$725,557	$17,216

COMM Mortgage Trust (12-CR4-XA) (I/O)

1.69% (6)	10/15/45	834,027	22,734

CPT Mortgage Trust (19-CPT-A)

2.87% (2)	11/13/39	35,000	37,916

DC Office Trust (19-MTC-A)

2.97% (2)	09/15/45	35,000	38,191

GS Mortgage Securities Trust (10-C1-X) (I/O)

1.06% (2)(6)	08/10/43	2,838,372	34,380

GS Mortgage Securities Trust (11-GC3-X) (I/O)

0.52% (2)(6)	03/10/44	2,733,714	4,888

GS Mortgage Securities Trust (13-GC12-XA) (I/O)

1.41% (6)	06/10/46	4,922,819	143,498

GS Mortgage Securities Trust (14-GC20-XA) (I/O)

1.05% (6)	04/10/47	1,308,910	32,116

Hudson Yards Mortgage Trust (19-55HY-A)

2.94% (2)(6)	12/10/41	35,000	38,282

JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O)

0.51% (2)(6)	02/15/46	6,548,087	71,000

JPMorgan Chase Commercial Mortgage Securities Trust (14-C19-XA) (I/O)

0.74% (6)	04/15/47	3,000,195	53,561

Morgan Stanley Bank of America Merrill Lynch Trust (13-C7-XA) (I/O)

1.33% (6)	02/15/46	2,146,318	51,284

One Bryant Park Trust (19-OBP-A)

2.52% (2)	09/15/54	40,000	42,421

WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

1.88% (2)(6)	11/15/45	2,632,451	75,310

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $483,947)			682,795

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 14.1%

Fannie Mae, Pool #MA4152

2.00%	10/01/40	99,627	102,999

Fannie Mae (07-52-LS) (I/O) (I/F)

5.90% (-1.00 X1 mo. USD LIBOR + 6.05%) (3)	06/25/37	60,656	7,997

Fannie Mae (08-18-SM) (I/O) (I/F)

6.85% (-1.00 X 1 mo. USD LIBOR + 7.00%) (3)	03/25/38	55,263	10,110

Fannie Mae (09-115-SB) (I/O) (I/F)

6.10% (-1.00 X 1 mo. USD LIBOR + 6.25%) (3)	01/25/40	41,087	7,822

Fannie Mae (10-116-SE) (I/O) (I/F)

6.45% (-1.00 X1 mo. USD LIBOR + 6.60%) (3)	10/25/40	78,352	12,917

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #AB3679

3.50%	10/01/41	$74,613	$83,124

Fannie Mae, Pool #AB4045

3.50%	12/01/41	104,829	117,248

Fannie Mae, Pool #AT5914

3.50%	06/01/43	38,451	41,900

Fannie Mae, Pool #BD7081

4.00%	03/01/47	45,370	49,124

Fannie Mae, Pool #CA0996

3.50%	01/01/48	103,598	113,247

Fannie Mae, Pool #CA2208

4.50%	08/01/48	4,561	4,933

Fannie Mae, Pool #MA1527

3.00%	08/01/33	22,111	23,486

Fannie Mae, Pool #MA1652

3.50%	11/01/33	35,323	38,188

Fannie Mae, Pool #MA2705

3.00%	08/01/46	143,575	151,394

Freddie Mac (3439-SC) (I/O) (I/F)

5.75% (-1.00 X1 mo. USD LIBOR + 5.90%) (3)	04/15/38	58,871	10,507

Freddie Mac, Pool #G08681

3.50%	12/01/45	43,259	46,546

Freddie Mac, Pool #G08698

3.50%	03/01/46	41,737	44,764

Freddie Mac, Pool #G08716

3.50%	08/01/46	42,768	45,802

Freddie Mac, Pool #G08721

3.00%	09/01/46	7,827	8,255

Freddie Mac, Pool #G08722

3.50%	09/01/46	4,260	4,562

Freddie Mac, Pool #G08732

3.00%	11/01/46	10,885	11,482

Freddie Mac, Pool #G08762

4.00%	05/01/47	41,965	45,150

Freddie Mac, Pool #G08833

5.00%	07/01/48	7,173	7,876

Freddie Mac, Pool #G18592

3.00%	03/01/31	6,122	6,459

Freddie Mac, Pool #ZT1703

4.00%	01/01/49	98,316	107,073

Ginnie Mae (11-146-EI) (I/O) (PAC)

5.00%	11/16/41	55,583	11,503

Ginnie Mae (11-69-GI) (I/O)

5.00%	05/16/40	34,407	753

Ginnie Mae, Pool #MA3662

3.00%	05/20/46	72,985	77,337

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA3597

3.50%	04/20/46	$25,838	$27,692

Ginnie Mae II, Pool #MA3663

3.50%	05/20/46	3,791	4,062

Ginnie Mae II, Pool #MA3803

3.50%	07/20/46	18,058	19,349

Ginnie Mae II, Pool #MA4454

5.00%	05/20/47	18,015	20,033

Ginnie Mae II, Pool #MA4900

3.50%	12/20/47	92,877	99,138

Ginnie Mae II, Pool #MA5399

4.50%	08/20/48	46,099	50,063

Ginnie Mae II TBA, 30 Year

2.00% (8)	03/31/50	200,000	207,774

2.50% (8)	01/31/50	50,000	52,375

2.50% (8)	01/31/50	100,000	104,402

Uniform Mortgage-Backed Securities TBA, 15 Year

1.50% (8)	07/31/35	25,000	25,529

Uniform Mortgage-Backed Securities TBA, 30 Year

2.00% (8)	01/31/50	250,000	257,268

2.00% (8)	03/31/50	650,000	670,475

2.50% (8)	12/01/49	150,000	156,324

2.50% (8)	12/01/49	175,000	182,097

Total Residential Mortgage-Backed Securities — Agency

(Cost: $2,914,380)			3,069,139

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 5.6%

ACE Securities Corp. Home Equity Loan Trust (05-HE3-M2)

0.82% (1 mo. USD LIBOR + 0.675%) (3)	05/25/35	322	322

Banc of America Funding Trust (05-C-A3)

0.45% (1 mo. USD LIBOR + 0.300%) (3)	05/20/35	29,312	29,159

BCMSC Trust (00-A-A4)

8.29% (6)	06/15/30	189,525	55,093

Bear Stearns ALT-A Trust (04-8-M2)

1.87% (1 mo. USD LIBOR + 1.725%) (3)	09/25/34	102,093	101,191

Bear Stearns ALT-A Trust (05-8-11A1)

0.69% (1 mo. USD LIBOR + 0.540%) (3)	10/25/35	39,819	35,958

Carrington Mortgage Loan Trust (06-RFC1-A4)

0.39% (1 mo. USD LIBOR + 0.240%) (3)	03/25/36	80,584	80,062

First Horizon Mortgage Pass-Through Trust (05-AR4-2A1)

2.89% (6)(9)	10/25/35	32,558	31,988

Green Tree Financial Corp. (98-6-A8)

6.66% (6)	06/01/30	6,076	6,163

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Homestar Mortgage Acceptance Corp. (04-6-M4)

1.35% (1 mo. USD LIBOR + 1.200%) (3)	01/25/35	$100,000	$99,018

IndyMac INDX Mortgage Loan Trust (05-AR15-A2)

3.18% (6)	09/25/35	64,356	58,497

JPMorgan Mortgage Trust (05-A6-7A1)

3.10% (6)(9)	08/25/35	21,247	19,457

Long Beach Mortgage Loan Trust (06-WL1-2A4)

0.83% (1 mo. USD LIBOR + 0.340%) (3)	01/25/46	31,648	31,656

Merrill Lynch Alternative Note Asset Trust (07-A3-A2D)

0.48% (1 mo. USD LIBOR + 0.330%) (3)(10)	04/25/37	1,251,739	108,147

Mid-State Trust (04-1-A)

6.01%	08/15/37	80,873	86,552

Morgan Stanley ABS Capital I, Inc. Trust (05-HE2-M2)

0.81% (1 mo. USD LIBOR + 0.660%) (3)	01/25/35	133,819	129,017

MortgageIT Trust (05-1-1A1)

0.79% (1 mo. USD LIBOR + 0.640%) (3)	02/25/35	29,529	29,824

Nationstar Home Equity Loan Trust (07-B-2AV4)

0.47% (1 mo. USD LIBOR + 0.320%) (3)	04/25/37	50,000	48,616

Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D)

0.42% (1 mo. USD LIBOR + 0.270%) (3)	03/25/37	115,451	111,897

Structured Adjustable Rate Mortgage Loan Trust (04-18-4A1)

3.23% (6)(9)	12/25/34	25,337	25,703

Structured Asset Mortgage Investments II Trust (05-AR6-2A1)

0.77% (1 mo. USD LIBOR + 0.310%) (3)	09/25/45	40,686	38,295

Structured Asset Mortgage Investments, Inc. (06-AR3-22A1)

2.88% (6)	05/25/36	143,822	87,752

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $1,285,175)			1,214,367

U.S. TREASURY SECURITIES — 5.3%

U.S. Treasury Bond

1.38%	08/15/50	147,000	138,076

U.S. Treasury Note

0.13%	09/30/22	730,000	729,601

0.13%	10/31/22	170,000	169,907

0.25%	09/30/25	60,000	59,639

0.25%	10/31/25	50,000	49,680

Issues	Maturity Date	Principal Amount		Value

U.S. TREASURY SECURITIES (Continued)

0.63%	08/15/30		$10,000	$9,782

Total U.S. Treasury Securities

(Cost: $1,163,962)				1,156,685

Total Fixed Income Securities

(Cost: $20,951,129)				21,716,423

Security		Shares

MONEY MARKET INVESTMENTS — 3.0%

State Street Institutional U.S. Government Money Market Fund — Premier Class (11)			656,072	656,072

Total Money Market Investments

(Cost: $656,072)				656,072

INVESTMENT COMPANIES — 3.2%

TCW Emerging Markets Income Fund — I Class (12)			87,214	691,609

Total Investment Companies

(Cost: $696,358)				691,609

Issues		Principal Amount

SHORT TERM INVESTMENTS — 2.2%

FOREIGN GOVERNMENT BONDS — 0.3% (Cost: $56,968)

Japan Treasury Bill

0.00% (5)	01/12/21	JPY	6,000,000	57,408

U.S. TREASURY SECURITIES — 1.9%

U.S. Treasury Bill

0.09% (13)	02/04/21		$420,000	419,896

Total Short Term Investments

(Cost: $476,839)				477,304

Total Investments (108.0%)

(Cost: $22,780,398)				23,541,408

Liabilities In Excess Of Other Assets (-8.0%)				(1,747,343)

Net Assets (100.0%)				$21,794,065

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (14)
Goldman Sachs & Co.	BRL	215,000	03/17/21	$38,970	$37,109	$(1,861)
State Street Bank & Trust Co.	CAD	83,000	01/22/21	62,733	62,274	(459)
Goldman Sachs & Co.	CLP	10,000,000	01/22/21	12,480	12,919	439
State Street Bank & Trust Co.	CNY	510,000	01/22/21	75,891	75,607	(284)
State Street Bank & Trust Co.	CZK	2,470,000	01/22/21	105,862	105,630	(232)
State Street Bank & Trust Co.	EUR	2,144,000	01/22/21	2,513,839	2,502,360	(11,479)
State Street Bank & Trust Co.	JPY	168,680,000	01/22/21	1,602,518	1,615,476	12,958
Goldman Sachs & Co.	KRW	87,000,000	01/22/21	76,702	76,681	(21)
Goldman Sachs & Co.	RUB	3,450,000	01/22/21	43,414	43,059	(355)
State Street Bank & Trust Co.	SEK	435,000	01/22/21	49,293	48,923	(370)

				$4,581,702	$4,580,038	$(1,664)

SELL (15)
State Street Bank & Trust Co.	AUD	268,000	01/22/21	$191,558	$188,282	$3,276
Goldman Sachs & Co.	BRL	215,000	03/17/21	43,112	37,109	6,003
Goldman Sachs & Co.	BRL	720,000	08/31/21	128,258	122,912	5,346
State Street Bank & Trust Co.	CNY	4,138,000	01/22/21	611,582	613,446	(1,864)
Goldman Sachs & Co.	COP	54,000,000	01/22/21	13,943	13,958	(15)
State Street Bank & Trust Co.	HUF	29,700,000	01/22/21	95,197	94,206	991
Goldman Sachs & Co.	ILS	295,000	01/22/21	87,023	86,696	327
State Street Bank & Trust Co.	JPY	5,700,000	01/22/21	54,408	54,590	(182)
Goldman Sachs & Co.	KRW	284,665,000	01/22/21	249,254	250,901	(1,647)
State Street Bank & Trust Co.	MXN	1,140,000	01/22/21	52,908	53,115	(207)
Goldman Sachs & Co.	MYR	400,000	01/22/21	96,158	96,106	52
State Street Bank & Trust Co.	NOK	628,000	01/22/21	67,031	65,684	1,347
State Street Bank & Trust Co.	NZD	212,000	01/22/21	140,071	140,116	(45)
Goldman Sachs & Co.	PEN	310,000	01/22/21	86,705	85,761	944
Goldman Sachs & Co.	PEN	160,000	09/15/21	44,420	44,154	266
State Street Bank & Trust Co.	PLN	470,000	01/22/21	121,219	118,601	2,618
State Street Bank & Trust Co.	SGD	239,000	01/22/21	176,032	175,037	995

				$2,258,879	$2,240,674	$18,205

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
3	5-Year U.S. Treasury Note Futures	12/31/20	$377,715	$376,804	$(911)

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2020

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
TBA	To Be Announced.
AUD	Australian Dollar.
BRL	Brazilian Real.
CAD	Canadian Dollar.
CLP	Chilean Peso.
CNY	Chinese Yuan.
COP	Colombian Peso.
CZK	Czech Koruna.
EUR	Euro Currency.
GBP	British Pound Sterling.
HUF	Hungarian Forint.
IDR	Indonesian Rupiah.
ILS	Israeli Shekel.
JPY	Japanese Yen.
KRW	South Korean Won.
MXN	Mexican Peso.
MYR	Malaysian Ringgit.
NOK	Norwegian Krone.
NZD	New Zealand Dollar.
PEN	Peruvian Nuevo Sol.
PLN	Polish Zloty.
RUB	Russian Ruble.
SEK	Swedish Krona.
SGD	Singapore Dollar.
USD	United States Dollar.
(1)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2020, the value of these securities amounted to $3,943,298 or 18.1% of net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2020, the value of these securities amounted to $1,974,555 or 9.1% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2020.
(4)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(5)	Security is not accruing interest.
(6)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	Restricted security (Note 11).
(8)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(9)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(10)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(11)	Rate disclosed is the 7-day net yield as of October 31, 2020.
(12)	Affiliated issuer.
(13)	Rate shown represents yield-to-maturity.
(14)	Fund buys foreign currency, sells U.S. Dollar.
(15)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

The summary of the TCW Global Bond Fund transactions in the affiliated fund for the year ended October 31, 2020 is as follows:

Name of Affiliated Fund	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Number of Shares Held October 31, 2020	Value at October 31, 2020	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain/(Loss) on Investments	Net change in Unrealized Gain/(Loss) on Investments
TCW Emerging Markets Income Fund—I Class
	$401,675	$308,577	$—	87,214	$691,609	$23,443	$—	$—	$(18,643)

Total					$691,609	$23,443	$—	$—	$(18,643)

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Foreign Government Bonds	46.8%
Corporate Bonds	20.9
Residential Mortgage-Backed Securities — Agency	14.1
U.S. Treasury Securities	7.2
Residential Mortgage-Backed Securities — Non-Agency	5.6
Investment Companies	3.2
Commercial Mortgage-Backed Securities — Non-Agency	3.1
Money Market Investments	3.0
Municipal Bonds	1.4
Commercial Mortgage-Backed Securities — Agency	1.4
Asset-Backed Securities	1.3
Other*	(8.0)

Total	100.0%

*	Includes capstock, futures, pending trades, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Investments by Country	October 31, 2020

Country	Percentage of Net Assets
Australia	2.4%
Belgium	0.3
Bermuda	0.2
Brazil	1.2
Canada	2.0
Cayman Islands	1.0
China	9.3
Colombia	0.1
Czech Republic	0.8
France	0.3
Free Of Tax	0.3
Great Britain	6.1
Hungary	0.7
Indonesia	1.3
Ireland	1.3
Israel	0.5
Italy	1.0
Japan	6.6
Luxembourg	0.1
Malaysia	0.6
Mexico	1.2
Netherlands	0.7
New Zealand	0.6
Norway	0.8
Panama	0.1
Peru	0.6
Poland	1.7
Portugal	1.6
Romania	0.8
Saudi Arabia	0.6
Singapore	1.6
Slovenia	0.2
South Korea	2.3
Spain	2.7
United Arab Emirates	0.9
United States	55.5

Total	108.0%

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds	$—	$4,560,596	$—	$4,560,596
Municipal Bonds	—	300,762	—	300,762
Foreign Government Bonds	—	10,139,787	—	10,139,787
Asset-Backed Securities	—	296,025	—	296,025
Commercial Mortgage-Backed Securities — Agency	—	296,267	—	296,267
Commercial Mortgage-Backed Securities — Non-Agency	—	682,795	—	682,795
Residential Mortgage-Backed Securities — Agency	—	3,069,139	—	3,069,139
Residential Mortgage-Backed Securities — Non-Agency	—	1,106,220	108,147	1,214,367
U.S. Treasury Securities	1,156,685	—	—	1,156,685

Total Fixed Income Securities	1,156,685	20,451,591	108,147	21,716,423

Investment Companies	691,609	—	—	691,609
Money Market Investments	656,072	—	—	656,072
Short-Term Investments	419,896	57,408	—	477,304

Total Investments	$2,924,262	$20,508,999	$108,147	$23,541,408

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	35,562	—	35,562

Total	$2,924,262	$20,544,561	$108,147	$23,576,970

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(19,021)	$—	$(19,021)
Futures Contracts
Interest Rate Risk	(911)	—	—	(911)

Total	$(911)	$(19,021)	$—	$(19,932)

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 89.0% of Net Assets

BANK LOANS — 8.7%

Aerospace/Defense — 0.1%

TransDigm, Inc. 2020 Term Loan E

2.40% (1 mo. USD LIBOR +2.250%) (1)	05/30/25	$114,412	$107,937

Alternative Investment — 0.2%

Zayo Group Holdings, Inc. USD Term Loan

3.15% (1 mo. USD LIBOR + 3.000%) (1)	03/09/27	179,100	172,951

Biotechnology — 0.3%

Elanco Animal Health, Inc. Term Loan B

1.90% (1 mo. USD LIBOR +1.750%) (1)	08/01/27	280,287	274,622

Chemicals — 0.0%

Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3

1.97% (3 mo. USD LIBOR + 1.750%) (1)	06/01/24	52,602	51,177

Commercial Services — 0.7%

SBA Senior Finance II LLC, 2018 Term Loan B

1.90% (1 mo. USD LIBOR + 1.750%) (1)	04/11/25	266,201	258,516

Scientific Games International, Inc., 2018 Term Loan B5

2.90% (6 mo. USD LIBOR + 2.750%) (1)	08/14/24	32,138	29,982

SS&C Technologies Holdings Europe S.A.R.L., 2018 Term Loan B4

1.90% (1 mo. USD LIBOR + 1.750%) (1)	04/16/25	89,801	87,466

SS&C Technologies, Inc., 2018 Term Loan B3

1.90% (1 mo. USD LIBOR + 1.750%) (1)	04/16/25	127,818	124,495

VICI Properties 1 LLC, Term Loan B

1.90% (1 mo. USD LIBOR + 1.750%) (1)	12/20/24	268,000	258,099

			758,558

Computers — 0.2%

TierPoint LLC, 2017 1st Lien Term Loan

4.75% (1 mo. USD LIBOR + 3.750%) (1)	05/06/24	196,164	191,455

Diversified Financial Services — 0.1%

Delos Finance Sarl 2018 Term Loan B

1.97% (3 mo. USD LIBOR +1.75%) (1)	10/06/23	100,000	97,052

Electric — 0.1%

Vistra Energy Co., 1st Lien Term Loan B3

1.90% (1 mo. USD LIBOR + 1.750%) (1)	12/31/25	67,870	66,478

Issues	Maturity Date	Principal Amount	Value

Entertainment — 0.3%

Churchill Downs, Inc., 2017 Term Loan B

2.15% (1 mo. USD LIBOR + 2.000%) (1)	12/27/24	$64,175	$62,150

Crown Finance US, Inc. 2018 USD Term Loan

2.77% (6 mo. USD LIBOR + 2.250%) (1)	02/28/25	388,910	220,415

Golden Nugget, Inc. 2020 Buy Back Term Loan

13.00% (1 mo. USD LIBOR +12.00%) (1)	10/04/23	36,980	42,712

Golden Nugget, Inc. 2020 Initial Term Loan

13.00% (3 mo. USD LIBOR + 12.00%) (1)	10/04/23	3,020	3,427

			328,704

Environmental Control — 0.1%

GFL Environmental, Inc., 2018 USD Term Loan B

4.00% (3 mo. USD LIBOR + 3.000%) (1)	05/30/25	77,741	77,196

Food — 0.4%

Dhanani Group, Inc., 2018 Term Loan B

3.90% (1 mo. USD LIBOR +3.750%) (1)	07/20/25	245,946	235,903

JBS USA Lux S.A., 2019 Term Loan B

2.15% (2 mo. USD LIBOR + 2.000%) (1)	05/01/26	229,633	224,669

			460,572

Healthcare-Products — 0.2%

Auris Luxembourg III S.A.R.L., 2018 USD Term Loan B2

3.90% (1 mo. USD LIBOR + 3.750%) (1)	02/27/26	16,253	15,237

Avantor Funding, Inc. 2020 First Lien Term Loan B

0.00% (2)	10/29/27	250,000	248,437

			263,674

Healthcare-Services — 1.0%

Acadia Healthcare Co., Inc., 2018 Term Loan B4

2.65% (1 mo. USD LIBOR + 2.500%) (1)	02/16/23	238,596	237,105

Amentum Government Services Holdings LLC 2020 Term Loan B

0.00% (2)	01/29/27	250,000	245,313

Aveanna Healthcare LLC, 2017 1st Lien Term Loan

5.25% (3 mo. USD LIBOR + 4.250%) (1)	03/18/24	44,136	42,083

Aveanna Healthcare LLC, 2017 2nd Lien Term Loan

9.00% (3 mo. USD LIBOR + 8.000%) (1)(3)	03/17/25	13,000	12,236

Endo Luxembourg Finance Co., I S.a r.l. 2017 Term Loan B

5.00% (3 mo. USD LIBOR + 4.250%) (1)	04/29/24	62,019	59,125

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

Healthcare-Services (Continued)

Gentiva Health Services, Inc., 2020 Term Loan

3.44% (1 mo. USD LIBOR + 3.250%) (1)	07/02/25	$186,481	$182,984

IQVIA, Inc., 2018 USD Term Loan B3

1.97% (3 mo. USD LIBOR + 1.750%) (1)	06/11/25	190,795	187,873

Surgery Center Holdings, Inc. 2020 Term Loan B

9.00% (1 mo. USD LIBOR + 8.000%) (1)	09/03/24	24,875	25,290

			992,009

Lodging — 0.2%

CityCenter Holdings LLC, 2017 Term Loan B

3.00% (1 mo. USD LIBOR + 2.500%) (1)	04/18/24	239,744	226,259

Machinery-Diversified — 0.2%

Titan Acquisition Ltd. 2018 Term Loan B

3.36% (3 mo. USD LIBOR + 3.000%) (1)	03/28/25	200,430	190,832

Media — 1.3%

CSC Holdings, LLC 2017 Term Loan B1

2.40% (1 mo. USD LIBOR +2.250%) (1)	07/17/25	1,033,323	1,000,386

Nexstar Broadcasting, Inc. 2018 Term Loan B3

0.00% (2)	01/17/24	350,000	341,687

Sinclair Television Group, Inc., Term Loan B2B

2.65% (1 mo. USD LIBOR + 2.500%) (1)	09/30/26	19,800	19,264

			1,361,337

Packaging & Containers — 1.3%

BWAY Holding Co. 2017 Term Loan B

3.48% (3 mo. USD LIBOR +3.250%) (1)	04/03/24	350,904	328,973

Graham Packaging Co., Inc. Term Loan

4.50% (1 mo. USD LIBOR +3.750%) (1)	08/04/27	180,000	178,856

Plaze, Inc. 2020 Incremental Term Loan

5.25% (3 mo. USD LIBOR +4.250%) (1)	08/03/26	215,000	210,835

Proampac PG Borrower LLC 2020 Term Loan

0.00% (2)	11/03/25	380,000	376,485

Reynolds Group Holdings, Inc., 2017 Term Loan

2.90% (3 mo. USD LIBOR + 0.120%) (1)	02/05/23	293,761	288,783

			1,383,932

Pharmaceuticals — 0.1%

Alphabet Holding Co., Inc., 2017 1st Lien Term Loan

3.65% (1 mo. USD LIBOR + 3.500%) (1)	09/26/24	75,231	72,918

Issues	Maturity Date	Principal Amount	Value

Retail — 0.1%

1011778 B.C. Unlimited Liability Co., Term Loan B4

1.90% (1 mo. USD LIBOR + 1.750%) (1)	11/19/26	$80,024	$76,982

Software — 0.4%

Change Healthcare Holdings LLC 2017 Term Loan B

3.50% (3 mo. USD LIBOR + 2.500%) (1)	03/01/24	468,523	458,276

Telecommunications — 1.4%

CenturyLink, Inc. 2020 Term Loan B

2.40% (1 mo. USD LIBOR + 2.250%) (1)	03/15/27	69,475	67,016

Colorado Buyer, Inc. 2nd Lien Term Loan

0.00% (2)(3)	05/01/25	42,000	24,780

Frontier Communications Corp., 2017 Term Loan B1

6.00% (3 mo. USD LIBOR + 3.750%) (1)	06/15/24	722,412	712,110

GTT Communications, Inc., 2018 USD Term Loan B

2.97% (1 mo. USD LIBOR + 2.750%) (1)	05/31/25	98,987	85,202

Intelsat Jackson Holdings S.A., 2017 Term Loan B5

8.63% (6 mo. USD LIBOR + 8.625%) (1)	01/02/24	14,000	14,130

Level 3 Financing, Inc., 2019 Term Loan B

1.90% (1 mo. USD LIBOR + 1.750%) (1)	03/01/27	138,304	133,568

Maxar Technologies Ltd., Term Loan B

2.90% (1 mo. USD LIBOR + 2.750%) (1)	10/04/24	216,250	208,839

Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan

5.50% (6 mo. USD LIBOR + 4.500%) (1)	11/01/24	227,651	191,719

			1,437,364

Total Bank Loans

(Cost: $9,154,163)			9,050,285

CORPORATE BONDS — 78.4%

Advertising — 0.3%

Lamar Media Corp.

5.75%	02/01/26	24,000	24,953

National CineMedia LLC

5.88% (4)	04/15/28	369,000	261,418

Outfront Media Capital LLC / Outfront Media Capital Corp.

4.63% (4)	03/15/30	10,000	9,212

			295,583

Aerospace/Defense — 0.2%

TransDigm, Inc.

8.00% (4)	12/15/25	149,000	161,486

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Agriculture — 0.5%

BAT Capital Corp.

5.28%	04/02/50	$401,000	$469,728

Airlines — 0.6%

Delta Air Lines, Inc. / SkyMiles IP, Ltd.

4.75% (4)	10/20/28	220,000	225,204

Delta Air Lines, Inc. Pass-Through Certificates (02-1-G-1) (EETC)

6.72%	07/02/24	184,926	178,305

Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd.

6.50% (4)	06/20/27	227,000	237,038

			640,547

Auto Manufacturers — 2.5%

Ford Motor Credit Co. LLC

2.98%	08/03/22	120,000	119,375

3.10%	05/04/23	835,000	825,606

3.20%	01/15/21	1,185,000	1,182,778

4.27%	01/09/27	479,000	479,300

			2,607,059

Banks — 0.1%

Bank of America Corp.

4.08% (3 mo. USD LIBOR + 3.150%) (1)	03/20/51	57,000	69,918

Wells Fargo & Co.

5.01% (3 mo. USD LIBOR + 4.240%) (1)	04/04/51	35,000	47,515

			117,433

Beverages — 0.9%

Bacardi, Ltd.

4.70% (4)	05/15/28	437,000	504,764

5.30% (4)	05/15/48	359,000	458,946

			963,710

Biotechnology — 0.7%

Emergent BioSolutions, Inc.

3.88% (4)	08/15/28	702,000	706,826

Commercial Services — 1.9%

Gartner, Inc.

3.75% (4)	10/01/30	80,000	82,008

4.50% (4)	07/01/28	597,000	623,991

IHS Markit, Ltd.

4.75% (4)	02/15/25	80,000	90,300

5.00% (4)	11/01/22	176,000	188,640

Jaguar Holding Co. II / PPD Development LP

5.00% (4)	06/15/28	446,000	465,174

Prime Security Services Borrower LLC / Prime Finance, Inc.

3.38% (4)	08/31/27	294,000	284,530

Issues	Maturity Date	Principal Amount	Value

Commercial Services (Continued)

Service Corp. International

4.63%	12/15/27	$65,000	$68,900

Service Corp. International/US

3.38%	08/15/30	180,000	182,763

			1,986,306

Computers — 1.2%

Booz Allen Hamilton, Inc.

3.88% (4)	09/01/28	353,000	358,957

NCR Corp.

5.25% (4)	10/01/30	337,000	334,262

8.13% (4)	04/15/25	328,000	361,082

Science Applications International Corp.

4.88% (4)	04/01/28	230,000	241,224

			1,295,525

Cosmetics/Personal Care — 0.4%

Edgewell Personal Care Co.

5.50% (4)	06/01/28	443,000	466,488

Diversified Financial Services — 0.7%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.50%	01/15/25	172,000	169,995

Avolon Holdings Funding, Ltd.

5.13% (4)	10/01/23	90,000	91,694

GE Capital International Funding Co. Unlimited Co. (Ireland)

4.42%	11/15/35	127,000	137,738

Mastercard, Inc.

3.85%	03/26/50	30,000	37,484

Park Aerospace Holdings, Ltd.

4.50% (4)	03/15/23	251,000	253,991

Raymond James Financial, Inc.

4.65%	04/01/30	50,000	60,531

			751,433

Electric — 0.3%

Vistra Operations Co. LLC

3.55% (4)	07/15/24	309,000	329,641

Electrical Components & Equipment — 0.3%

Energizer Holdings, Inc.

4.75% (4)	06/15/28	344,000	356,539

Engineering & Construction — 0.3%

PowerTeam Services LLC

9.03% (4)	12/04/25	301,000	320,005

Entertainment — 2.7%

Banijay Entertainment SASU

5.38% (4)	03/01/25	469,000	476,527

Caesars Resort Collection LLC / CRC Finco, Inc.

5.25% (4)	10/15/25	61,000	58,012

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

Entertainment (Continued)

Churchill Downs, Inc.

4.75% (4)	01/15/28	$135,000	$137,337

5.50% (4)	04/01/27	351,000	363,748

Cinemark USA, Inc.

8.75% (4)	05/01/25	291,000	301,731

Colt Merger Sub, Inc.

6.25% (4)	07/01/25	674,000	694,739

Live Nation Entertainment, Inc.

4.75% (4)	10/15/27	194,000	178,601

6.50% (4)	05/15/27	170,000	182,118

Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.

5.13% (4)	10/01/29	256,000	245,440

7.75% (4)	04/15/25	111,000	117,071

			2,755,324

Environmental Control — 2.5%

Clean Harbors, Inc.

4.88% (4)	07/15/27	230,000	240,739

5.13% (4)	07/15/29	645,000	704,295

GFL Environmental, Inc. (Canada)

3.75% (4)	08/01/25	575,000	576,078

4.25% (4)	06/01/25	165,000	168,609

5.13% (4)	12/15/26	189,000	198,665

Waste Pro USA, Inc.

5.50% (4)	02/15/26	696,000	704,982

			2,593,368

Food — 5.4%

Chobani LLC / Chobani Finance Corp, Inc.

4.63% (4)	11/15/28	355,000	355,919

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.

5.50% (4)	01/15/30	623,000	678,291

Kraft Heinz Foods Co.

4.25% (4)	03/01/31	110,000	119,515

4.63%	01/30/29	1,444,000	1,609,945

Lamb Weston Holdings, Inc.

4.88% (4)	05/15/28	134,000	145,440

Nathan’s Famous, Inc.

6.63% (4)	11/01/25	15,000	15,412

Pilgrim’s Pride Corp.

5.88% (4)	09/30/27	845,000	893,790

Post Holdings, Inc.

4.63% (4)	04/15/30	900,000	925,875

5.63% (4)	01/15/28	356,000	376,025

5.75% (4)	03/01/27	45,000	47,372

Smithfield Foods, Inc.

3.35% (4)	02/01/22	228,000	232,460

5.20% (4)	04/01/29	217,000	250,932

			5,650,976

Issues	Maturity Date	Principal Amount	Value

Forest Products & Paper — 0.7%

Clearwater Paper Corp.

4.75% (4)	08/15/28	$710,000	$718,861

Healthcare-Products — 1.2%

Hill-Rom Holdings, Inc.

4.38% (4)	09/15/27	205,000	212,431

Hologic, Inc.

3.25% (4)	02/15/29	144,000	144,990

4.63% (4)	02/01/28	90,000	94,500

Teleflex, Inc.

4.25% (4)	06/01/28	687,000	718,774

4.88%	06/01/26	55,000	57,578

			1,228,273

Healthcare-Services — 10.3%

Catalent Pharma Solutions, Inc.

5.00% (4)	07/15/27	893,000	932,462

Centene Corp.

3.00%	10/15/30	817,000	849,437

3.38%	02/15/30	684,000	710,197

4.63%	12/15/29	534,000	582,076

Encompass Health Corp.

4.75%	02/01/30	1,366,000	1,425,161

HCA, Inc.

3.50%	09/01/30	1,557,000	1,592,282

IQVIA, Inc.

5.00% (4)	05/15/27	428,000	452,062

Molina Healthcare, Inc.

4.38% (4)	06/15/28	602,000	617,839

5.38%	11/15/22	552,000	574,643

Prime Healthcare Services, Inc.

7.25% (4)	11/01/25	1,000,000	1,007,800

Providence Service Corp. (The)

5.88% (4)(5)	11/15/25	300,000	305,813

Tenet Healthcare Corp.

4.63%	07/15/24	500,000	508,951

4.63% (4)	06/15/28	375,000	381,562

4.88% (4)	01/01/26	515,000	523,070

5.13% (4)	11/01/27	195,000	201,279

			10,664,634

Household Products/Wares — 0.8%

Central Garden & Pet Co.

4.13%	10/15/30	312,000	316,368

Spectrum Brands, Inc.

5.00% (4)	10/01/29	452,000	482,510

			798,878

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Housewares — 0.5%

Newell Brands, Inc.

4.35%	04/01/23	$85,000	$88,823

4.88%	06/01/25	355,000	385,175

			473,998

Insurance — 0.1%

New York Life Insurance Co.

3.75% (4)	05/15/50	105,000	117,434

Lodging — 0.4%

Hilton Domestic Operating Co., Inc.

5.75% (4)	05/01/28	191,000	200,567

Wyndham Hotels & Resorts, Inc.

4.38% (4)	08/15/28	212,000	210,968

			411,535

Machinery-Construction & Mining — 0.5%

BWX Technologies, Inc.

4.13% (4)	06/30/28	457,000	467,461

Machinery-Diversified — 0.3%

Titan Acquisition, Ltd. / Titan Co-Borrower LLC

7.75% (4)	04/15/26	267,000	268,335

Media — 9.9%

Block Communications, Inc.

4.88% (4)	03/01/28	295,000	303,850

Cable One, Inc.

4.00% (4)(5)	11/15/30	400,000	405,500

CCO Holdings LLC / CCO Holdings Capital Corp.

4.50% (4)	05/01/32	1,346,000	1,393,110

5.38% (4)	05/01/25	1,339,000	1,379,036

CSC Holdings LLC

3.38% (4)	02/15/31	439,000	422,696

6.50% (4)	02/01/29	889,000	988,030

Diamond Sports Group LLC / Diamond Sports Finance Co.

5.38% (4)	08/15/26	70,000	41,082

DISH DBS Corp.

5.88%	11/15/24	31,000	31,291

7.38%	07/01/28	380,000	383,108

7.75%	07/01/26	30,000	31,912

DISH Network Corp.

3.38%	08/15/26	410,000	363,428

EW Scripps Co. (The)

5.13% (4)	05/15/25	78,000	74,685

Midcontinent Communications & Finance Co.

5.38% (4)	08/15/27	453,000	473,242

Scripps Escrow, Inc.

5.88% (4)	07/15/27	742,000	723,450

Sirius XM Radio, Inc.

3.88% (4)	08/01/22	813,000	820,114

5.50% (4)	07/01/29	280,000	305,141

Issues	Maturity Date	Principal Amount	Value

Media (Continued)

Virgin Media Secured Finance PLC (United Kingdom)

4.50% (4)(5)	08/15/30	$1,336,000	$1,366,140

5.50% (4)	05/15/29	543,000	581,010

Walt Disney Co. (The)

2.00%	09/01/29	55,000	56,436

3.60%	01/13/51	150,000	167,674

			10,310,935

Miscellaneous Manufacturers — 0.3%

Bombardier, Inc. (Canada)

5.75% (4)	03/15/22	208,000	200,408

6.00% (4)	10/15/22	133,000	119,035

General Electric Co.

0.76% (3 mo. USD LIBOR + 0.480%) (1)	08/15/36	52,000	35,656

			355,099

Oil & Gas — 3.8%

Antero Resources Corp.

5.00%	03/01/25	724,000	537,389

Apache Corp.

4.88%	11/15/27	148,000	139,037

Chevron Corp.

2.98%	05/11/40	60,000	63,754

Devon Energy Corp.

5.00%	06/15/45	145,000	140,459

Endeavor Energy Resources LP / EER Finance, Inc.

5.75% (4)	01/30/28	412,000	428,068

EQT Corp.

3.90%	10/01/27	100,000	96,219

Exxon Mobil Corp.

4.33%	03/19/50	65,000	78,727

Hess Corp.

5.60%	02/15/41	92,000	98,929

Occidental Petroleum Corp.

3.50%	08/15/29	635,000	459,384

4.40%	08/15/49	607,000	409,179

5.88%	09/01/25	829,000	730,763

Petroleos Mexicanos

7.69%	01/23/50	65,000	54,190

SM Energy Co.

5.63%	06/01/25	50,000	19,955

6.63%	01/15/27	187,000	71,060

6.75%	09/15/26	60,000	23,314

Sunoco LP / Sunoco Finance Corp.

5.88%	03/15/28	459,000	477,360

Transocean Pontus, Ltd.

6.13% (4)	08/01/25	28,080	24,895

Transocean Poseidon, Ltd.

6.88% (4)	02/01/27	29,000	21,823

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

Oil & Gas (Continued)

Transocean Sentry, Ltd.

5.38% (4)	05/15/23	$165,000	$105,600

Valaris PLC

7.75% (6)	02/01/26	125,000	6,019

			3,986,124

Oil & Gas Services — 2.1%

Archrock Partners LP / Archrock Partners Finance Corp.

6.25% (4)	04/01/28	594,000	576,180

Transocean Phoenix 2, Ltd.

7.75% (4)	10/15/24	652,800	597,312

Transocean Proteus, Ltd.

6.25% (4)	12/01/24	183,950	162,796

USA Compression Partners LP / USA Compression Finance Corp.

6.88%	04/01/26	275,000	273,208

6.88%	09/01/27	534,000	537,685

			2,147,181

Packaging & Containers — 6.3%

Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.

5.25% (4)	04/30/25	154,000	161,905

Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)

4.13% (4)	08/15/26	1,269,000	1,305,484

Ball Corp.

4.00%	11/15/23	639,000	676,867

4.88%	03/15/26	374,000	418,880

5.25%	07/01/25	311,000	352,332

Berry Global, Inc.

4.88% (4)	07/15/26	150,000	157,050

GPC Merger Sub, Inc.

7.13% (4)	08/15/28	450,000	472,126

Graphic Packaging International LLC

3.50% (4)	03/15/28	1,226,000	1,229,813

4.75% (4)	07/15/27	85,000	92,863

Graphic Packaging International, Inc.

4.13%	08/15/24	100,000	105,615

Sealed Air Corp.

4.00% (4)	12/01/27	582,000	612,555

4.88% (4)	12/01/22	150,000	158,412

5.50% (4)	09/15/25	304,000	340,054

Silgan Holdings, Inc.

4.13%	02/01/28	125,000	130,162

Trident TPI Holdings, Inc.

9.25% (4)	08/01/24	338,000	358,402

			6,572,520

Issues	Maturity Date	Principal Amount	Value

Pharmaceuticals — 3.5%

Bausch Health Cos, Inc. (Canada)

5.75% (4)	08/15/27	$18,000	$19,395

5.88% (4)	05/15/23	2,000	1,997

7.00% (4)	03/15/24	2,295,000	2,380,489

Bayer US Finance II LLC

4.38% (4)	12/15/28	79,000	91,152

5.50% (4)	08/15/25	54,000	63,148

CVS Health Corp.

5.05%	03/25/48	61,000	77,509

Elanco Animal Health, Inc.

5.27%	08/28/23	401,000	434,249

5.90%	08/28/28	453,000	528,685

			3,596,624

Pipelines — 2.3%

Cheniere Corpus Christi Holdings LLC

5.13%	06/30/27	13,000	14,586

Cheniere Energy Partners LP

4.50%	10/01/29	75,000	76,597

DCP Midstream Operating LP

5.60%	04/01/44	136,000	119,717

Energy Transfer Operating LP

6.25%	04/15/49	129,000	136,400

6.63% (3 mo. USD LIBOR + 4.155%) (1)	12/31/99	558,000	397,154

Rattler Midstream LP

5.63% (4)	07/15/25	82,000	85,228

Rockies Express Pipeline LLC

6.88% (4)	04/15/40	399,000	412,390

Sunoco Logistics Partners Operations LP

5.35%	05/15/45	126,000	120,368

5.40%	10/01/47	40,000	38,594

Targa Resources Partners LP / Targa Resources Partners Finance Corp.

5.50% (4)	03/01/30	305,000	308,111

6.88%	01/15/29	188,000	202,352

TransMontaigne Partners LP / TLP Finance Corp.

6.13%	02/15/26	456,000	468,540

			2,380,037

REIT — 2.6%

CyrusOne LP / CyrusOne Finance Corp.

3.45%	11/15/29	876,000	933,606

GLP Capital LP / GLP Financing II, Inc.

5.75%	06/01/28	616,000	702,452

Iron Mountain, Inc.

5.25% (4)	07/15/30	446,000	458,265

MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.

4.50%	01/15/28	130,000	132,413

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

REIT (Continued)

4.63% (4)	06/15/25	$307,000	$312,876

5.63%	05/01/24	106,000	111,785

			2,651,397

Retail — 1.2%

1011778 BC ULC / New Red Finance, Inc.

3.50% (4)(5)	02/15/29	250,000	248,863

FirstCash, Inc.

4.63% (4)	09/01/28	696,000	707,745

Golden Nugget, Inc.

6.75% (4)	10/15/24	378,000	321,205

			1,277,813

Semiconductors — 0.2%

Intel Corp.

4.75%	03/25/50	55,000	75,284

NVIDIA Corp.

3.50%	04/01/50	95,000	110,845

			186,129

Software — 0.9%

MSCI, Inc.

3.63% (4)	09/01/30	65,000	66,899

SS&C Technologies, Inc.

5.50% (4)	09/30/27	827,000	879,994

			946,893

Telecommunications — 9.0%

AT&T, Inc.

3.30%	02/01/52	703,000	646,899

4.50%	05/15/35	352,000	410,495

CenturyLink, Inc.

4.00% (4)	02/15/27	985,000	1,008,443

Intelsat Jackson Holdings S. A. (Luxembourg)

5.50% (6)	08/01/23	745,000	438,619

8.50% (4)(6)	10/15/24	338,000	210,405

9.75% (4)(6)	07/15/25	107,000	66,432

Intelsat Luxembourg S.A. (Luxembourg)

8.13% (6)	06/01/23	85,000	3,400

Level 3 Financing, Inc.

4.25% (4)	07/01/28	1,228,000	1,236,129

Qwest Corp.

6.75%	12/01/21	373,000	391,736

7.25%	09/15/25	275,000	317,969

SES Global Americas Holdings GP

5.30% (4)	03/25/44	447,000	464,248

Sprint Corp.

7.88%	09/15/23	1,447,000	1,652,293

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

5.15% (4)	09/20/29	407,000	475,258

Issues	Maturity Date	Principal Amount	Value

Telecommunications (Continued)

T-Mobile USA, Inc.

2.55% (4)	02/15/31	$1,016,000	$1,036,676

3.88% (4)	04/15/30	830,000	933,426

			9,292,428

Total Corporate Bonds

(Cost: $80,517,359)			81,320,566

MUNICIPAL BONDS — 0.1%

Metropolitan Transportation Authority, Revenue Bond

5.18%	11/15/49	75,000	76,907

Regents of the University of California Medical Center Pooled, Revenue Bond

3.26%	05/15/60	70,000	71,352

Total Municipal Bonds

(Cost: $145,000)			148,259

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 1.8%

ACE Securities Corp. Home Equity Loan Trust (06-ASP6-A2C)

0.31% (1 mo. USD LIBOR + 0.160%) (1)	12/25/36	286,684	148,138

Ajax Mortgage Loan Trust (19-D-A1)

2.96% (4)	09/25/65	80,781	81,911

Citigroup Mortgage Loan Trust (15-6-2A1)

0.69% (4)(7)	12/25/35	34,670	34,926

First Horizon Alternative Mortgage Securities Trust (04-AA3-A1)

2.47% (7)	09/25/34	54,802	53,572

GSAMP Trust (05-HE4-M3)

0.93% (1 mo. USD LIBOR + 0.780%) (1)	07/25/45	100,000	98,257

HSI Asset Securitization Corp. Trust (06-HE1-1A1)

0.29% (1 mo. USD LIBOR + 0.140%) (1)	10/25/36	222,586	99,535

IndyMac INDX Mortgage Loan Trust (07-FLX4-2A2)

0.40% (1 mo. USD LIBOR + 0.250%) (1)	07/25/37	135,507	129,472

Long Beach Mortgage Loan Trust (06-10-1A)

0.30% (1 mo. USD LIBOR + 0.150%) (1)	11/25/36	190,203	141,778

Mastr Asset Backed Securities Trust (06-HE2-A3)

0.30% (1 mo. USD LIBOR + 0.150%) (1)	06/25/36	240,212	136,943

Mastr Asset Backed Securities Trust (06-WMC4-A5)

0.30% (1 mo. USD LIBOR + 0.150%) (1)	10/25/36	448,297	194,715

Merrill Lynch Mortgage Investors Trust (04-A-A1)

0.61% (1 mo. USD LIBOR + 0.460%) (1)	04/25/29	71,933	69,072

Morgan Stanley ABS Capital I, Inc. Trust (06-HE8-A2C)

0.29% (1 mo. USD LIBOR + 0.140%) (1)	10/25/36	229,834	137,012

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Morgan Stanley ABS Capital I, Inc. Trust (07-HE1-A2D)

0.38% (1 mo. USD LIBOR + 0.230%) (1)	11/25/36	$196,698	$144,126

Sequoia Mortgage Trust (04-4-A)

0.78% (6 mo. USD LIBOR + 0.520%) (1)	05/20/34	76,466	72,369

WaMu Mortgage Pass-Through Certificates (05-AR19-A1B2)

0.56% (1 mo. USD LIBOR + 0.410%) (1)	12/25/45	77,258	76,054

WaMu Mortgage Pass-Through Certificates (05-AR8-2AB2)

0.99% (1 mo. USD LIBOR + 0.840%) (1)	07/25/45	76,275	74,506

Washington Mutual Asset-Backed Certificates (WMABS-07-HE2-2A2)

0.37% (1 mo. USD LIBOR + 0.220%) (1)	02/25/37	339,734	155,546

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $1,725,844)			1,847,932

Total Fixed Income Securities

(Cost: $91,542,366)			92,367,042

		Shares

COMMON STOCK — 0.0%

Electric — 0.0%

Homer City Holdings LLC — Series A (3)(8)		5,610	309

Total Common Stock

(Cost: $327,224)			309

Issues		Shares	Value

MONEY MARKET INVESTMENTS — 0.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class (9)		709,912	$709,912

Total Money Market Investments

(Cost: $709,912)			709,912

	Maturity Date	Principal Amount

SHORT TERM INVESTMENTS — 7.5%

U.S. TREASURY SECURITIES — 7.5%

U.S. Treasury Bill

0.02% (10)	01/14/21	$950,000	949,831

0.04% (10)	01/21/21	1,980,000	1,979,615

0.01% (10)	02/04/21	750,000	749,814

U.S. Cash Management Bill

0.04% (10)	01/19/21	2,400,000	2,399,610

0.04% (10)	02/16/21	1,700,000	1,699,575

Total U.S. Treasury Securities

(Cost: $7,777,875)			7,778,445

Total Short Term Investments

(Cost: $7,777,875)			7,778,445

Total Investments (97.2%)

(Cost: $100,357,377)			100,855,708

Excess Of Other Assets Over Liabilities (2.8%)			2,939,603

Net Assets (100.0%)			$103,795,311

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Value	Net Unrealized Appreciation (Depreciation)
Short Futures
50	10-Year U.S. Ultra Treasury Note Futures	12/21/20	$(7,958,481)	$(7,864,063)	$94,418
18	5-Year U.S. Treasury Note Futures	12/31/20	(2,263,604)	(2,260,828)	2,776
12	U.S. Ultra Long Bond Futures	12/21/20	(2,673,843)	(2,580,000)	93,843

			$(12,895,928)	$(12,704,891)	$191,037

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
EETC	Enhanced Equipment Trust Certificate.
REIT	Real Estate Investment Trust.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2020.
(2)	This position represents an unsettled bank loan at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2020, the value of these securities amounted to $53,169,339 or 51.2% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(5)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(6)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(7)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(8)	Non-income producing security.
(9)	Rate disclosed is the 7-day net yield as of October 31, 2020.
(10)	Rate shown represents yield-to-maturity.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Corporate Bonds	78.4%
Bank Loans	8.7
U.S. Treasury Securities	7.5
Residential Mortgage-Backed Securities — Non-Agency	1.8
Money Market Investments	0.7
Municipal Bonds	0.1
Common Stock	0.0 **
Other*	2.8

Total	100.0%

*	Includes capstock, futures, pending trades, interest receivable and accrued expenses payable.
**	Amounts rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Fair Valuation Summary

October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Bank Loans*	$—	$9,013,269	$37,016	$9,050,285
Corporate Bonds*	—	81,320,566	—	81,320,566
Municipal Bonds	—	148,259	—	148,259
Residential Mortgage-Backed Securities — Non-Agency	—	1,847,932	—	1,847,932

Total Fixed Income Securities	—	92,330,026	37,016	92,367,042

Equity Securities
Common Stock*	—	—	309	309
Money Market Investments	709,912	—	—	709,912
Short-Term Investments	7,778,445	—	—	7,778,445

Total Investments	$8,488,357	$92,330,026	$37,325	$100,855,708

Asset Derivatives
Futures Contracts
Interest Rate Risk	191,037	—	—	191,037

Total Investments	$8,679,394	$92,330,026	$37,325	$101,046,745

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments	October 31, 2020

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 63.6% of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 8.2%

Fannie Mae, Pool #AM4580

3.43%	10/01/23	$40,783	$43,397

Fannie Mae, Pool #468764

4.16%	07/01/21	45,000	45,157

Fannie Mae (16-M11-AL)

2.94%	07/25/39	34,303	35,471

Freddie Mac Multifamily Structured Pass Through Certificates (K722-X1) (I/O)

1.31% (1)	03/25/23	922,346	21,464

Freddie Mac Multifamily Structured Pass Through Certificates (KJ28-A1)

1.77%	02/25/25	59,507	61,360

Freddie Mac Multifamily Structured Pass Through Certificates (KJ17-A1)

2.40%	10/25/24	3,300	3,342

Freddie Mac Multifamily Structured Pass Through Certificates (KJ24-A1)

2.28%	05/25/26	70,637	73,912

Freddie Mac Multifamily Structured Pass Through Certificates (KJ27-A1)

2.09%	07/25/24	44,456	45,681

Freddie Mac Multifamily Structured Pass Through Certificates (KJ29-A1)

0.74%	01/25/26	79,584	80,051

Freddie Mac Multifamily Structured Pass-Through Certificates (J22F-A1)

3.45%	05/25/23	1,663	1,670

Freddie Mac Multifamily Structured Pass-Through Certificates (K012-X3) (I/O)

2.25% (1)	01/25/41	295,045	962

Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O)

1.75% (1)	11/25/40	150,000	4,879

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O)

0.21% (1)	04/25/23	854,436	4,133

Freddie Mac Multifamily Structured Pass-Through Certificates (KJ26-A1)

2.14%	07/25/25	67,789	69,776

Freddie Mac Multifamily Structured Pass-Through Certificates (KS07-X) (I/O)

0.65% (1)	09/25/25	249,656	7,002

FRESB Mortgage Trust (15-SB3-A3)

0.70% (1 mo. USD LIBOR + 0.550%) (2)	01/25/43	42,800	42,855

Ginnie Mae (07-12-C)

5.28% (1)	04/16/41	7,265	7,341

Ginnie Mae (08-92-E)

5.56% (1)	03/16/44	9,701	9,860

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae (10-159-D)

4.29% (1)	09/16/44	$25,859	$26,715

Ginnie Mae (11-165-IO) (I/O)

0.16% (1)	10/16/51	673,606	1,592

United States Small Business Administration (02-20I-1)

4.89%	09/01/22	5,866	6,020

United States Small Business Administration (05-20B-1)

4.63%	02/01/25	39,830	41,945

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $665,434)			634,585

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 5.9%

BBCMS Mortgage Trust (17-C1-A2)

3.19%	02/15/50	20,000	20,449

BX Commercial Mortgage Trust (18-IND-A)

0.90% (1 mo. USD LIBOR + 0.750%) (2)(3)	11/15/35	3,944	3,934

BX Commercial Mortgage Trust (20-BXLP-A)

0.95% (1 mo. USD LIBOR + 0.800%) (2)(3)	12/15/36	14,986	14,986

COMM Mortgage Trust (13-CR9-ASB)

3.83%	07/10/45	34,640	36,172

COMM Mortgage Trust (13-LC6-XA) (I/O)

1.33% (1)	01/10/46	447,347	9,954

DBRR Trust (11-LC2-A4A)

4.54% (1)(3)	07/12/44	43,668	43,932

GS Mortgage Securities Trust (11-GC5-A3)

3.82%	08/10/44	29,381	29,545

JPMorgan Chase Commercial Mortgage Securities Trust (11-C4-A4)

4.39% (3)	07/15/46	14,325	14,479

JPMorgan Chase Commercial Mortgage Securities Trust (11-C5-A3)

4.17%	08/15/46	47,072	47,815

Morgan Stanley Bank of America Merrill Lynch Trust (13-C12-XA) (I/O)

0.59% (1)	10/15/46	351,623	5,094

Morgan Stanley Bank of America Merrill Lynch Trust (13-C7-XA) (I/O)

1.33% (1)	02/15/46	792,487	18,936

Morgan Stanley Bank of America Merrill Lynch Trust (14-C15-A3)

3.77%	04/15/47	12,636	13,567

Morgan Stanley Capital I Trust (11-C3-A4)

4.12%	07/15/49	26,306	26,429

UBS Commercial Mortgage Trust (12-C1-XA) (I/O)

2.06% (1)(3)(4)	05/10/45	271,764	5,210

UBS Commercial Mortgage Trust (18-C11-A1)

3.21%	06/15/51	4,934	5,034

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Wells Fargo Commercial Mortgage Trust (16-C34-A2)

2.60%	06/15/49	$65,000	$65,294

Wells Fargo Commercial Mortgage Trust (16-C36-A2)

2.50%	11/15/59	25,000	25,228

Wells Fargo Commercial Mortgage Trust (16-LC24-A2)

2.50%	10/15/49	27,819	27,960

WFRBS Commercial Mortgage Trust (12-C6-XA) (I/O)

2.05% (1)(3)	04/15/45	1,248,255	18,111

WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

1.88% (1)(3)	11/15/45	846,145	24,207

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $503,515)			456,336

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 8.8%

Fannie Mae (03-11-FA)

1.15% (1 mo. USD LIBOR + 1.000%) (2)	09/25/32	11,403	11,652

Fannie Mae (03-52-NF)

0.55% (1 mo. USD LIBOR + 0.400%) (2)	06/25/23	5,438	5,443

Fannie Mae (05-114-PF) (PAC)

0.52% (1 mo. USD LIBOR + 0.375%) (2)	08/25/35	2,000	2,001

Fannie Mae (06-23-FP) (PAC)

0.45% (1 mo. USD LIBOR + 0.300%) (2)	04/25/36	15,785	15,849

Fannie Mae (07-64-FA)

0.62% (1 mo. USD LIBOR + 0.470%) (2)	07/25/37	24,065	24,308

Fannie Mae (08-15-JN)

4.50%	02/25/23	4	4

Fannie Mae (08-24-PF) (PAC)

0.80% (1 mo. USD LIBOR + 0.650%) (2)	02/25/38	16,341	16,475

Fannie Mae (10-118-GF) (PAC)

0.70% (1 mo. USD LIBOR + 0.550%) (2)	10/25/39	35,731	35,913

Fannie Mae (11-75-HP) (PAC)

2.50%	07/25/40	12,867	13,178

Fannie Mae (12-93-GF) (PAC)

0.40% (1 mo. USD LIBOR + 0.250%) (2)	07/25/40	30,167	30,178

Fannie Mae (20-10-FA)

0.65% (1 mo. USD LIBOR + 0.500%) (2)	03/25/50	47,120	47,449

Fannie Mae

0.58%	03/25/47	73,328	73,922

Fannie Mae, Pool #254548

5.50%	12/01/32	9,482	11,106

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #600187

7.00%	07/01/31	$20,423	$23,426

Fannie Mae, Pool #995364

6.00%	10/01/38	11,432	13,323

Fannie Mae, Pool #AL0851

6.00%	10/01/40	5,629	6,672

Freddie Mac (2550-FI) (TAC)

0.50% (1 mo. USD LIBOR + 0.350%) (2)	11/15/32	3,240	3,240

Freddie Mac (3071-TF) (PAC)

0.45% (1 mo. USD LIBOR + 0.300%) (2)	04/15/35	25,751	25,800

Freddie Mac (3084-FN)

0.65% (1 mo. USD LIBOR + 0.500%) (2)	12/15/34	11,609	11,622

Freddie Mac (3196-FA) (PAC)

0.50% (1 mo. USD LIBOR + 0.350%) (2)	04/15/32	4,587	4,589

Freddie Mac (3300-FA)

0.45% (1 mo. USD LIBOR + 0.300%) (2)	08/15/35	29,548	29,672

Freddie Mac (3318-F)

0.40% (1 mo. USD LIBOR + 0.250%) (2)	05/15/37	36,473	36,508

Freddie Mac (3767-JF) (PAC)

0.45% (1 mo. USD LIBOR + 0.300%) (2)	02/15/39	9,540	9,550

Freddie Mac (3879-MF)

0.50% (1 mo. USD LIBOR + 0.350%) (2)	09/15/38	12,313	12,334

Freddie Mac (3940-PF) (PAC)

0.50% (1 mo. USD LIBOR + 0.350%) (2)	05/15/40	26,173	26,209

Freddie Mac (3946-FG) (PAC)

0.50% (1 mo. USD LIBOR + 0.350%) (2)	10/15/39	12,554	12,572

Freddie Mac (4231-FD)

0.50% (1 mo. USD LIBOR + 0.350%) (2)	10/15/32	45,893	45,359

Freddie Mac (263-F5)

0.65% (1 mo. USD LIBOR + 0.500%) (2)	06/15/42	33,295	33,559

Ginnie Mae II, Pool #80022

3.13% (1-year Treasury Constant Maturity Rate + 1.500%) (2)	12/20/26	9,770	10,111

Ginnie Mae II, Pool #80636

3.25% (1-year Treasury Constant Maturity Rate + 1.500%) (2)	09/20/32	6,779	6,986

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #80757

3.25% (1-year Treasury Constant Maturity Rate + 1.500%) (2)	10/20/33	$3,579	$3,661

Ginnie Mae II, Pool #80797

3.00% (1-year Treasury Constant Maturity Rate + 1.500%) (2)	01/20/34	28,610	29,310

Ginnie Mae II, Pool #80937

2.88% (1-year Treasury Constant Maturity Rate + 1.500%) (2)	06/20/34	12,678	13,298

NCUA Guaranteed Notes (10-R3-1A)

0.70% (1 mo. USD LIBOR + 0.560%) (2)	12/08/20	8,334	8,336

NCUA Guaranteed Notes (10-R3-2A)

0.70% (1 mo. USD LIBOR + 0.560%) (2)	12/08/20	22,462	22,462

Total Residential Mortgage-Backed Securities — Agency

(Cost: $664,251)			676,077

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 7.0%

Accredited Mortgage Loan Trust (05-1-M2)

1.18% (1 mo. USD LIBOR + 1.035%) (2)	04/25/35	92,883	93,109

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (04-R9-M2)

1.12% (1 mo. USD LIBOR + 0.975%) (2)	10/25/34	11,532	11,549

Centex Home Equity Loan Trust (06-A-AV4)

0.40% (1 mo. USD LIBOR + 0.250%) (2)	06/25/36	20,748	20,538

Credit Suisse First Boston Mortgage Securities Corp. (02-AR31-6A1)

2.36% (1)	11/25/32	15,539	15,951

CWABS Asset-Backed Certificates Trust (05-3-MV5)

1.15% (1 mo. USD LIBOR + 1.005%) (2)	08/25/35	45,298	45,369

First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C)

1.15% (1 mo. USD LIBOR + 1.000%) (2)	08/25/34	12,515	12,647

JPMorgan Mortgage Acquisition Trust (06-CH1-M1)

0.37% (1 mo. USD LIBOR + 0.220%) (2)	07/25/36	41,891	41,821

Morgan Stanley ABS Capital I, Inc. Trust (05-WMC3-M4)

1.08% (1 mo. USD LIBOR + 0.930%) (2)	03/25/35	60,208	60,301

Morgan Stanley Mortgage Loan Trust (04-6AR-1A)

1.05% (1 mo. USD LIBOR + 0.900%) (2)	07/25/34	1,438	1,440

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

NovaStar Mortgage Funding Trust Series (05-1-M5)

1.23% (1 mo. USD LIBOR + 1.080%) (2)	06/25/35	$57,000	$55,213

Option One Mortgage Loan Trust Asset-Backed Certificates (05-4-M1)

0.81% (1 mo. USD LIBOR + 0.660%) (2)	11/25/35	48,981	49,044

RASC Series Trust (06-KS3-M1)

0.48% (1 mo. USD LIBOR + 0.330%) (2)	04/25/36	75,000	73,467

Residential Accredit Loans, Inc. (02-QS16-A2)

0.70% (1 mo. USD LIBOR + 0.550%) (2)(5)	10/25/17	72	72

Structured Asset Investment Loan Trust (05-HE3-M1)

0.87% (1 mo. USD LIBOR + 0.720%) (2)	09/25/35	59,421	59,125

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $520,278)			539,646

CORPORATE BONDS — 18.6%

Aerospace & Defense — 0.4%

BAE Systems Holdings, Inc.

2.85% (3)	12/15/20	15,000	15,028

L3Harris Technologies, Inc.

4.95%	02/15/21	15,000	15,047

			30,075

Auto Manufacturers — 1.3%

Daimler Finance North America LLC

2.20% (3)	10/30/21	25,000	25,418

Ford Motor Credit Co. LLC

1.04% (3 mo. USD LIBOR + 0.810%) (2)	04/05/21	25,000	24,808

1.30% (3 mo. USD LIBOR + 1.080%) (2)	08/03/22	5,000	4,822

3.22%	01/09/22	5,000	4,981

General Motors Financial Co., Inc.

2.45%	11/06/20	35,000	35,002

4.20%	11/06/21	5,000	5,158

			100,189

Banks — 4.3%

Bank of America Corp.

2.74% (3 mo. USD LIBOR + 0.37%) (2)	01/23/22	25,000	25,132

Citigroup, Inc.

2.90%	12/08/21	25,000	25,628

3.35% (3 mo. USD LIBOR + 0.897%) (2)	04/24/25	30,000	32,422

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

CORPORATE BONDS (Continued)

Banks (Continued)

HSBC Holdings PLC

3.95% (3 mo. USD LIBOR + 0.987%) (2)	05/18/24	$35,000	$37,653

Lloyds Banking Group PLC (United Kingdom)

2.91% (3 mo. USD LIBOR + 0.810%) (2)	11/07/23	15,000	15,617

3.87% (1-year Treasury Constant Maturity Rate + 3.500%) (2)	07/09/25	55,000	60,042

3.90%	03/12/24	10,000	10,894

Morgan Stanley

5.50%	07/28/21	25,000	25,949

Santander UK Group Holdings PLC (United Kingdom)

3.13%	01/08/21	30,000	30,148

3.57%	01/10/23	10,000	10,313

Wells Fargo & Co.

3.75%	01/24/24	15,000	16,302

Wells Fargo Bank N.A.

2.08% (3 mo. USD LIBOR + 0.650%) (2)	09/09/22	40,000	40,568

			330,668

Biotechnology — 0.6%

Gilead Sciences, Inc.

0.74% (3 mo. USD LIBOR + 0.520%) (2)	09/29/23	25,000	25,044

Royalty Pharma PLC

0.75% (3)	09/02/23	20,000	20,006

			45,050

Chemicals — 0.1%

Nutrition & Biosciences, Inc.

0.70% (3)	09/15/22	10,000	10,031

Commercial Services — 0.3%

IHS Markit, Ltd.

5.00% (3)	11/01/22	25,000	26,796

Diversified Financial Services — 1.4%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust

4.88%	01/16/24	10,000	10,510

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.95%	02/01/22	10,000	10,171

Air Lease Corp.

3.50%	01/15/22	30,000	30,705

Avolon Holdings Funding, Ltd.

3.63% (3)	05/01/22	10,000	10,027

Intercontinental Exchange, Inc.

0.90% (3 mo. USD LIBOR + 0.650%) (2)	06/15/23	30,000	30,120

Issues	Maturity Date	Principal Amount	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (Continued)

Park Aerospace Holdings, Ltd.

3.63% (3)	03/15/21	$10,000	$10,001

4.50% (3)	03/15/23	5,000	5,060

			106,594

Electric — 0.4%

Dominion Energy, Inc.

3.30%	03/15/25	25,000	27,499

Food — 0.7%

Kraft Heinz Foods Co.

3.95%	07/15/25	5,000	5,410

4.00%	06/15/23	35,000	37,477

Smithfield Foods, Inc.

3.35% (3)	02/01/22	10,000	10,196

			53,083

Healthcare-Products — 0.2%

Zimmer Biomet Holdings, Inc.

0.98% (3 mo. USD LIBOR + 0.750%) (2)	03/19/21	15,000	15,002

Healthcare-Services — 1.0%

Anthem, Inc.

3.70%	08/15/21	30,000	30,546

Fresenius Medical Care US Finance II, Inc.

5.88% (3)	01/31/22	15,000	15,842

Humana, Inc.

2.50%	12/15/20	15,000	15,035

3.85%	10/01/24	15,000	16,577

			78,000

Insurance — 0.3%

Allstate Corp. (The)

0.65% (3 mo. USD LIBOR + 0.430%) (2)	03/29/21	25,000	25,042

Miscellaneous Manufacturers — 1.6%

General Electric Co.

0.63% (3 mo. USD LIBOR + 0.38%) (2)	05/05/26	5,000	4,661

1.24% (3 mo. USD LIBOR + 1.000%) (2)	04/15/23	75,000	74,594

3.63%	05/01/30	40,000	42,284

			121,539

Oil & Gas — 0.5%

BP Capital Markets America, Inc.

3.63%	04/06/30	25,000	28,194

Petroleos Mexicanos

5.35%	02/12/28	15,000	12,869

			41,063

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

CORPORATE BONDS (Continued)

Packaging & Containers — 0.3%

Bemis Co., Inc.

4.50%	10/15/21	$20,000	$20,544

Pharmaceuticals — 1.3%

Bausch Health Cos, Inc. (Canada)

7.00% (3)	03/15/24	15,000	15,559

Bayer US Finance LLC

2.20% (3)	07/15/22	45,000	45,853

Cigna Corp.

0.90% (3 mo. USD LIBOR + 0.650%) (2)	09/17/21	15,000	15,003

Upjohn, Inc.

1.13% (3)	06/22/22	25,000	25,239

			101,654

REIT — 2.9%

American Campus Communities Operating Partnership LP

3.75%	04/15/23	30,000	31,636

Camden Property Trust

2.95%	12/15/22	25,000	26,070

CyrusOne LP / CyrusOne Finance Corp.

2.90%	11/15/24	20,000	21,258

Essex Portfolio LP

5.20%	03/15/21	20,000	20,105

GLP Capital LP / GLP Financing II, Inc.

5.38%	11/01/23	25,000	26,847

Healthpeak Properties, Inc.

4.25%	11/15/23	10,000	10,974

Highwoods Realty LP

3.20%	06/15/21	7,000	7,045

Kilroy Realty LP

3.45%	12/15/24	5,000	5,308

Kimco Realty Corp.

3.40%	11/01/22	20,000	21,045

SL Green Operating Partnership LP

1.26% (3 mo. USD LIBOR + 0.980%) (2)	08/16/21	40,000	39,696

WEA Finance LLC

3.15% (3)	04/05/22	10,000	10,159

			220,143

Savings & Loans — 0.3%

Nationwide Building Society (United Kingdom)

3.62% (3 mo. USD LIBOR + 0.181%) (3)(2)	04/26/23	20,000	20,794

Telecommunications — 0.5%

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

3.36% (3)	03/20/23	12,500	12,625

Issues	Maturity Date	Principal Amount	Value

CORPORATE BONDS (Continued)

Telecommunications (Continued)

T-Mobile USA, Inc.

3.88% (3)	04/15/30	$25,000	$28,115

			40,740

Trucking & Leasing — 0.2%

Aviation Capital Group LLC

1.20% (3 mo. USD LIBOR + 0.950%) (2)(3)	06/01/21	15,000	14,784

Total Corporate Bonds

(Cost: $1,381,611)			1,429,290

MUNICIPAL BONDS — 0.8%

City and County of Denver Co. Airport System Revenue, Revenue Bond

1.12%	11/15/24	10,000	9,988

New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond

2.31%	11/01/26	25,000	26,301

New York State Dormitory Authority, Revenue Bond

4.00%	03/15/32	20,000	22,283

Total Municipal Bonds

(Cost: $57,171)			58,572

U.S. TREASURY SECURITIES — 13.9%

U.S. Treasury Floating Rate Note

0.32% (3 mo. Treasury Money Market Yield + 0.220%) (2)	07/31/21	620,000	621,040

U.S. Treasury Note

0.13%	08/31/22	22,000	21,987

0.13%	09/30/22	105,000	104,943

0.13%	10/31/22	143,000	142,922

0.13%	08/15/23	119,000	118,795

0.25%	09/30/25	26,000	25,844

0.25%	10/31/25	34,000	33,782

Total U.S. Treasury Securities

(Cost: $1,068,993)			1,069,313

ASSET-BACKED SECURITIES — 0.4% (Cost: $40,770)

CoreVest American Finance Trust (19-1-XA) (I/O)

2.16% (1)(3)	03/15/52	486,841	35,269

Total Fixed Income Securities

(Cost: $4,902,023)			4,899,088

		Shares

MONEY MARKET INVESTMENTS — 2.0%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.03% (6)		151,789	151,789

Total Money Market Investments

(Cost: $151,789)			151,789

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

SHORT TERM INVESTMENTS — 36.1%

U.S. Treasury Securities — 36.1%

U.S. Cash Management Bill

0.08% (7)	02/23/21	$100,000	$99,974

0.08% (7)	02/02/21	150,000	149,967

0.07% (7)	01/19/21	100,000	99,984

0.13% (7)	01/26/21	200,000	199,939

U.S. Treasury Bill

0.09% (7)	01/28/21	550,000	549,877

0.10% (7)	02/25/21	1,250,000	1,249,601

0.09% (7)	01/14/21	350,000	349,938

0.09% (7)	01/21/21	80,000	79,984

Total U.S. Treasury Securities

(Cost: $2,779,379)			2,779,264

Total Short Term Investments

(Cost: $2,779,379)			2,779,264

Total Investments (101.7%)

(Cost: $7,833,191)			7,830,141

Liabilities In Excess Of Other Assets (-1.7%)			(132,094)

Net Assets (100.0%)			$7,698,047

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Value	Net Unrealized Appreciation (Depreciation)
Short Futures
1	10-Year U.S. Ultra Treasury Note Futures	12/21/20	$(158,404)	$(157,281)	$1,123
7	5-Year U.S. Treasury Note Futures	12/31/20	(880,290)	(879,211)	1,079

			$(1,038,694)	$(1,036,492)	$2,202

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
TAC	Target Amortization Class.
(1)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2020.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2020, the value of these securities amounted to $481,661 or 6.3% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Restricted security (Note 11).
(5)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of October 31, 2020.
(6)	Rate disclosed is the 7-day net yield as of October 31, 2020.
(7)	Rate shown represents yield-to-maturity.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
U.S. Treasury Securities	50.0%
Corporate Bonds	18.6
Residential Mortgage-Backed Securities — Agency	8.8
Commercial Mortgage-Backed Securities — Agency	8.2
Residential Mortgage-Backed Securities — Non-Agency	7.0
Commercial Mortgage-Backed Securities — Non-Agency	5.9
Money Market Investments	2.0
Municipal Bonds	0.8
Asset-Backed Securities	0.4
Other*	(1.7)

Total	100.0%

*	Includes futures, pending trades, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities — Agency	$—	$634,585	$—	$634,585
Commercial Mortgage-Backed Securities — Non-Agency	—	456,336	—	456,336
Residential Mortgage-Backed Securities — Agency	—	676,077	—	676,077
Residential Mortgage-Backed Securities — Non-Agency	—	539,646	—	539,646
Corporate Bonds*	—	1,429,290	—	1,429,290
Municipal Bonds	—	58,572	—	58,572
U.S. Treasury Securities	1,069,313	—	—	1,069,313
Asset-Backed Securities	—	35,269	—	35,269

Total Fixed Income Securities	1,069,313	3,829,775	—	4,899,088

Money Market Investments	151,789	—	—	151,789
Short-Term Investments	2,779,264	—	—	2,779,264

Total Investments	$4,000,366	$3,829,775	$—	$7,830,141

Asset Derivatives
Futures Contracts
Interest Rate Risk	2,202	—	—	2,202

Total Investments	$4,002,568	$3,829,775	$—	$7,832,343

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments	October 31, 2020

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 91.5% of Net Assets

ASSET-BACKED SECURITIES — 1.9%

321 Henderson Receivables I LLC (13-3A-A)

4.08% (1)	01/17/73	$6,572,168	$7,505,644

Barings CLO, Ltd. (18-3A-A1)

1.17% (3 mo. USD LIBOR + 0.950%) (1)(2)	07/20/29	9,500,000	9,391,700

CoreVest American Finance Trust (20-1-A2)

2.30% (1)	03/15/50	22,735,000	22,699,215

CoreVest American Finance Trust (20-1-XA) (I/O)

2.86% (1)(3)	03/15/50	62,317,114	7,310,907

CoreVest American Finance Trust (20-1-XB) (I/O)

2.23% (1)(3)	03/15/50	38,948,500	5,111,533

EFS Volunteer No 2 LLC (12-1-A2)

1.50% (1 mo. USD LIBOR + 1.350%) (1)(2)	03/25/36	6,024,213	6,088,679

EFS Volunteer No 3 LLC (12-1-A3)

1.15% (1 mo. USD LIBOR + 1.000%) (1)(2)	04/25/33	12,993,560	12,964,861

Global SC Finance SRL (14-1A-A2)

3.09% (1)	07/17/29	6,136,875	6,207,543

Higher Education Funding I (14-1-A)

1.30% (3 mo. USD LIBOR + 1.050%) (1)(2)	05/25/34	14,635	14,691

Navient Student Loan Trust (14-3-A)

0.77% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	22,289,755	21,628,783

Navient Student Loan Trust (14-4-A)

0.77% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	12,264,993	11,875,048

Navient Student Loan Trust (16-5A-A)

1.40% (1 mo. USD LIBOR + 1.250%) (1)(2)	06/25/65	15,010,244	15,108,381

Palmer Square Loan Funding Ltd. (20-2A-A2)

1.77% (3 mo. USD LIBOR + 1.550%) (1)(2)	04/20/28	7,750,000	7,624,078

Rockford Tower CLO, Ltd. (18-1A-A)

1.35% (1 X 3 mo. USD LIBOR + 1.100%) (1)(2)	05/20/31	4,750,000	4,683,262

SLM Student Loan Trust (08-5-A4)

1.91% (3 mo. USD LIBOR + 1.700%) (2)	07/25/23	2,027,348	2,012,618

SLM Student Loan Trust (08-8-B)

2.46% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	5,706,000	5,583,195

Voya CLO, Ltd. (14-3A-A1R)

0.93% (3 mo. USD LIBOR + 0.720%) (1)(2)	07/25/26	667,735	664,888

Total Asset-backed Securities

(Cost: $148,794,723)			146,475,026

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 4.4%

Fannie Mae (20-M10-X1) (I/O)

1.80% (3)	12/25/30	$14,250,632	$1,954,975

Fannie Mae (20-M10-X8) (I/O)

0.72% (3)	12/25/27	13,985,000	535,866

Fannie Mae, Pool #AN4130

3.44%	01/01/37	9,624,866	11,201,466

Fannie Mae, Pool #AN7345

3.21%	11/01/37	10,537,453	11,990,338

Fannie Mae, Pool #AN9040

3.50%	04/01/30	7,373,000	8,589,002

Fannie Mae, Pool #AN9453

3.58%	06/01/30	7,220,000	8,371,770

Fannie Mae, Pool #BL0900

4.08%	02/01/34	17,655,000	21,922,318

Fannie Mae, Pool #BL1414

3.96%	01/01/34	22,510,000	27,208,571

Fannie Mae, Pool #BL2643

3.39%	07/01/34	23,620,500	27,207,950

Fannie Mae, Pool #BL5199

2.51%	02/01/35	27,525,000	29,398,825

Fannie Mae, Pool #BL6137

2.16%	03/01/32	29,240,000	30,762,182

Freddie Mac Multifamily Structured Pass-Through Certificates (K-1510-A3)

3.79%	01/25/34	31,000,000	38,306,768

Freddie Mac Multifamily Structured Pass-Through Certificates (K-1511-A3)

3.54%	03/25/34	25,340,000	30,377,054

Freddie Mac Multifamily Structured Pass-Through Certificates (K-1513-A3)

2.80%	08/25/34	12,850,000	14,365,010

Freddie Mac Multifamily Structured Pass-Through Certificates (K038-X3) (I/O)

2.49% (3)	06/25/42	78,039,937	6,017,578

Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O)

2.04% (3)	11/25/42	77,991,835	5,589,967

Freddie Mac Multifamily Structured Pass-Through Certificates (K042-X3) (I/O)

1.60% (3)	01/25/43	76,625,000	4,539,928

Freddie Mac Multifamily Structured Pass-Through Certificates (K045-X3) (I/O)

1.50% (3)	04/25/43	126,630,757	7,455,519

Freddie Mac Multifamily Structured Pass-Through Certificates (K046-X3) (I/O)

1.51% (3)	04/25/43	94,964,072	5,614,428

Freddie Mac Multifamily Structured Pass-Through Certificates (K158-A2)

3.90% (3)	12/25/30	31,000,000	37,841,455

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac Multifamily Structured Pass-Through Certificates (K159-A3)

3.95% (3)	11/25/33	$955,000	$1,181,633

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $316,445,682)			330,432,603

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 4.8%

1345 Avenue of the Americas & Park Avenue Plaza Trust (05-1-A3)

5.28% (1)	08/10/35	14,865,961	15,803,834

Arbor Multifamily Mortgage Securities Trust (20-MF1-A5)

2.76% (1)	05/15/53	12,250,000	13,279,959

BAMLL Commercial Mortgage Securities Trust (20-BOC-A)

2.63% (1)	01/15/32	14,275,000	14,881,682

BANK (18-BN13-A5)

4.22% (3)	08/15/61	7,000,000	8,233,816

BANK (19-BN20-A2)

2.76%	09/15/62	14,450,000	15,625,586

BANK (19-BN21-A4)

2.60%	10/17/52	11,610,000	12,418,752

BANK (19-BN21-A5)

2.85%	10/17/52	13,365,000	14,627,388

BBCMS Mortgage Trust (20-C6-A4)

2.64%	02/15/53	25,990,000	28,095,237

Benchmark Mortgage Trust (18-B8-A5)

4.23%	01/15/52	13,510,000	16,012,165

Benchmark Mortgage Trust (19-B10-3CCB)

3.90% (1)(3)	03/15/62	3,525,000	3,178,239

BX Trust (19-OC11-A)

3.20% (1)	12/09/41	8,270,000	8,648,509

Citigroup Commercial Mortgage Trust (19-C7-A4)

3.10%	12/15/72	3,840,000	4,284,077

CPT Mortgage Trust (19-CPT-A)

2.87% (1)	11/13/39	12,500,000	13,541,316

CSAIL Commercial Mortgage Trust (18-CX11-A3)

4.09%	04/15/51	8,470,000	9,431,093

CSAIL Commercial Mortgage Trust (20-C19-ASB)

2.55%	03/15/53	31,288,000	33,598,082

DBGS BIOD Mortgage Trust (18-C1-A4)

4.47%	10/15/51	8,000,000	9,547,928

DBRR Trust (11-LC2-A4A)

4.54% (1)(3)	07/12/44	8,996,782	9,051,155

DBWF Mortgage Trust (16-85T-A)

3.79% (1)	12/10/36	6,385,000	7,111,390

DC Office Trust (19-MTC-A)

2.97% (1)	09/15/45	5,750,000	6,274,211

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

GS Mortgage Securities Trust (20-GC47-A5)

2.38%	05/12/53	$13,305,000	$14,079,541

Hudson Yards Mortgage Trust (19-55HY-A)

2.94% (1)(3)	12/10/41	5,750,000	6,289,142

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A)

3.40% (1)	06/05/39	13,765,000	15,663,359

MFT Trust (20-ABC-D)

3.48% (1)(3)	02/10/42	3,245,000	2,867,048

Morgan Stanley Capital I Trust (19-L2-A3)

3.81%	03/15/52	6,865,000	7,846,522

Morgan Stanley Capital I Trust (19-L2-A4)

4.07%	03/15/52	8,675,000	10,200,273

Morgan Stanley Capital I Trust (20-CNP-A)

2.51% (1)(3)	04/05/42	18,000,000	18,636,035

One Bryant Park Trust (19-OBP-A)

2.52% (1)	09/15/54	16,825,000	17,843,338

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B)

4.14% (1)(3)	01/05/43	340,000	329,707

Wells Fargo Commercial Mortgage Trust (19-C51-A4)

3.31%	06/15/52	12,725,000	14,321,143

Wells Fargo Re-REMIC Trust (11-RR1-1B)

4.85% (1)(3)	09/17/47	13,695,498	13,714,244

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $354,646,162)			365,434,771

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 52.0%

Fannie Mae, Pool #FM2318

3.50%	09/01/49	62,251,793	67,638,709

Fannie Mae, Pool #MA3811

3.00%	10/01/49	15,682,197	16,090,827

Fannie Mae, Pool #MA4152

2.00%	10/01/40	71,333,427	73,748,024

Fannie Mae

0.45%	06/25/48	39,474,263	39,635,480

Fannie Mae , Pool #BM5979

3.50%	09/01/45	12,884,857	13,976,865

Fannie Mae , Pool #FM2342

3.50%	12/01/46	7,252,299	7,871,473

Fannie Mae , Pool #MA3971

3.00%	03/01/50	8,591,091	8,841,824

Fannie Mae (01-40-Z)

6.00%	08/25/31	144,775	163,861

Fannie Mae (03-117-TG) (PAC)

4.75%	08/25/33	251,958	269,864

Fannie Mae (04-52-SW) (I/O) (I/F)

6.95% (-1 x 1 mo. USD LIBOR + 7.100%) (2)	07/25/34	492,337	72,996

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (04-65-LT)

4.50%	08/25/24	$601,638	$629,167

Fannie Mae (04-68-LC)

5.00%	09/25/29	1,080,980	1,203,093

Fannie Mae (05-117-LC) (PAC)

5.50%	11/25/35	2,152,468	2,288,058

Fannie Mae (05-74-CP) (I/F) (PAC)

24.20% (-1 x 1 mo. USD LIBOR + 24.750%) (2)	05/25/35	147,190	204,359

Fannie Mae (07-103-AI) (I/O) (I/F)

6.35% (-1 x 1 mo. USD LIBOR + 6.500%) (2)	03/25/37	3,409,478	580,700

Fannie Mae (07-20-SI) (I/O) (I/F)

6.30% (-1 x 1 mo. USD LIBOR + 6.450%) (2)	03/25/37	910,908	155,201

Fannie Mae (07-21-SE) (I/O) (I/F)

6.29% (-1 x 1 mo. USD LIBOR + 6.440%) (2)	03/25/37	725,503	111,535

Fannie Mae (07-56-SG) (I/O) (I/F)

6.26% (-1 x 1 mo. USD LIBOR + 6.410%) (2)	06/25/37	898,730	107,559

Fannie Mae (07-58-SV) (I/O) (I/F)

6.60% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	06/25/37	3,958,137	639,415

Fannie Mae (07-65-S) (I/O) (I/F)

6.45% (-1 x 1 mo. USD LIBOR + 6.600%) (2)	07/25/37	686,586	101,010

Fannie Mae (07-88-FY)

0.61% (-1 x 1 mo. USD LIBOR + 0.460%) (2)	09/25/37	507,862	514,803

Fannie Mae (07-B2-ZA)

5.50%	06/25/37	9,616,362	11,285,829

Fannie Mae (08-1-AI) (I/O) (I/F)

6.10% (-1 x 1 mo. USD LIBOR + 6.250%) (2)	05/25/37	3,745,814	551,724

Fannie Mae (08-13-SB) (I/O) (I/F)

6.09% (-1 x 1 mo. USD LIBOR + 6.240%) (2)	03/25/38	3,600,655	850,577

Fannie Mae (08-23-SB) (I/O) (I/F)

6.70% (-1 x 1 mo. USD LIBOR + 6.850%) (2)	04/25/38	5,443,473	981,169

Fannie Mae (08-35-SD) (I/O) (I/F)

6.30% (-1 x 1 mo. USD LIBOR + 6.450%) (2)	05/25/38	507,187	32,490

Fannie Mae (08-66-SG) (I/O) (I/F)

5.92% (-1 x 1 mo. USD LIBOR + 6.070%) (2)	08/25/38	7,407,776	1,584,254

Fannie Mae (08-68-SA) (I/O) (I/F)

5.82% (-1 x 1 mo. USD LIBOR + 5.970%) (2)	08/25/38	2,659,356	389,284

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (09-3-SH) (I/O) (I/F)

5.30% (-1 x 1 mo. USD LIBOR + 5.450%) (2)	06/25/37	$1,016,419	$125,166

Fannie Mae (09-47-SV) (I/O) (I/F)

6.60% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	07/25/39	714,685	88,712

Fannie Mae (09-51-SA) (I/O) (I/F)

6.60% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	07/25/39	3,346,405	613,044

Fannie Mae (09-6-SD) (I/O) (I/F)

5.40% (-1 x 1 mo. USD LIBOR + 5.550%) (2)	02/25/39	997,212	171,702

Fannie Mae (09-68-KB)

4.00%	09/25/24	2,361,186	2,475,152

Fannie Mae (09-71-LB)

4.00%	09/25/29	8,666,406	9,283,033

Fannie Mae (09-72-AC)

4.00%	09/25/29	11,134,626	12,096,412

Fannie Mae (09-72-JS) (I/O) (I/F)

7.10% (-1 x 1 mo. USD LIBOR + 7.250%) (2)	09/25/39	612,481	160,652

Fannie Mae (10-136-CX) (PAC)

4.00%	08/25/39	20,937,000	21,902,187

Fannie Mae (11-111-DB)

4.00%	11/25/41	18,116,896	20,094,371

Fannie Mae (12-128-UY) (PAC)

2.50%	11/25/42	11,738,000	12,354,650

Fannie Mae (12-133-GC) (PAC)

2.50%	08/25/41	17,527,836	18,140,773

Fannie Mae (12-153-PC) (PAC)

2.00%	05/25/42	4,673,587	4,739,258

Fannie Mae (13-101-BO) (P/O)

0.00% (4)	10/25/43	5,776,015	5,439,042

Fannie Mae (13-101-CO) (P/O)

0.00% (4)	10/25/43	13,339,680	12,261,716

Fannie Mae (13-21-EC) (I/O)

2.00%	12/25/38	4,852,116	4,881,341

Fannie Mae (13-95-PN) (PAC)

3.00%	01/25/43	21,400,000	22,994,405

Fannie Mae (16-106-EF)

0.65% (1 mo. USD LIBOR + 0.500%) (2)	01/25/47	20,958,885	21,146,661

Fannie Mae (16-63-AF)

0.65% (1 mo. USD LIBOR + 0.500%) (2)	09/25/46	12,205,035	12,317,307

Fannie Mae (18-25-FA)

0.45% (1 mo. USD LIBOR + 0.300%) (2)	04/25/48	24,751,098	24,838,125

Fannie Mae (18-52 PZ) (PAC)

4.00%	07/25/48	3,104,175	3,412,875

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (18-55 PA) (PAC)

3.50%	01/25/47	$10,652,109	$11,081,148

Fannie Mae (19-57)

2.50%	10/25/49	15,939,966	16,621,841

Fannie Mae (20-10-FA)

0.65% (1 mo. USD LIBOR + 0.500%) (2)	03/25/50	18,896,221	19,028,216

Fannie Mae (20-12-FL)

0.60% (1 mo. USD LIBOR + 0.450%) (2)	03/25/50	29,177,374	29,369,058

Fannie Mae (93-202-SZ) (I/F) (PAC)

10.00% (Prime+44.3) (2)	11/25/23	24,019	26,072

Fannie Mae (95-21-C) (P/O)

0.00% (4)	05/25/24	142,552	141,577

Fannie Mae (G92-29-J)

8.00%	07/25/22	3,809	3,929

Fannie Mae, Pool #254634

5.50%	02/01/23	32,730	36,406

Fannie Mae, Pool #257536

5.00%	01/01/29	1,028,971	1,137,925

Fannie Mae, Pool #310033

6.00%	07/01/47	444,057	529,272

Fannie Mae, Pool #555424

5.50%	05/01/33	2,398,674	2,757,960

Fannie Mae, Pool #661856

2.12% (12 mo. USD LIBOR + 1.623%) (2)	10/01/32	28,086	28,622

Fannie Mae, Pool #671133

2.29% (6 mo. USD LIBOR + 1.413%) (2)	02/01/33	68,987	70,525

Fannie Mae, Pool #687847

3.62% (12 mo. USD LIBOR + 1.617%) (2)	02/01/33	54,201	54,432

Fannie Mae, Pool #692104

2.29% (6 mo. USD LIBOR + 1.413%) (2)	02/01/33	373,214	384,019

Fannie Mae, Pool #699866

3.17% (12 mo. USD LIBOR + 1.579%) (2)	04/01/33	191,455	199,904

Fannie Mae, Pool #704454

3.01% (12 mo. USD LIBOR + 1.677%) (2)	05/01/33	52,393	53,880

Fannie Mae, Pool #728824

2.26% (12 mo. USD LIBOR + 1.639%) (2)	07/01/33	70,040	70,498

Fannie Mae, Pool #734384

5.50%	07/01/33	265,319	297,938

Fannie Mae, Pool #888593

7.00%	06/01/37	299,909	363,511

Fannie Mae, Pool #934103

5.00%	07/01/38	269,197	293,507

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #979563

5.00%	04/01/28	$577,846	$639,120

Fannie Mae, Pool #995040

5.00%	06/01/23	156,347	164,999

Fannie Mae, Pool #995425

6.00%	01/01/24	687,989	719,798

Fannie Mae, Pool #995573

6.00%	01/01/49	1,258,384	1,362,658

Fannie Mae, Pool #995953

6.00%	11/01/28	2,660,956	2,964,604

Fannie Mae, Pool #995954

6.00%	03/01/29	1,526,616	1,701,457

Fannie Mae, Pool #AA3303

5.50%	06/01/38	2,387,816	2,863,324

Fannie Mae, Pool #AB6210

3.00%	09/01/42	26,599,874	28,933,065

Fannie Mae, Pool #AE0588

6.00%	08/01/37	5,161,091	6,101,648

Fannie Mae, Pool #AL0851

6.00%	10/01/40	3,549,062	4,206,949

Fannie Mae, Pool #AL1594

6.00%	07/01/40	2,712,304	3,206,755

Fannie Mae, Pool #AL9106

4.50%	02/01/46	18,506,151	20,631,597

Fannie Mae, Pool #AS7241

3.50%	05/01/46	12,946,157	14,095,955

Fannie Mae, Pool #AS9454

4.00%	04/01/47	3,297,188	3,542,719

Fannie Mae, Pool #AS9749

4.00%	06/01/47	9,451,107	10,154,902

Fannie Mae, Pool #AS9830

4.00%	06/01/47	10,199,456	10,946,298

Fannie Mae, Pool #AS9972

4.00%	07/01/47	9,617,403	10,314,170

Fannie Mae, Pool #BN4316

4.00%	01/01/49	311,497	336,574

Fannie Mae, Pool #BN6264

4.00%	04/01/49	7,170,625	7,774,072

Fannie Mae, Pool #CA1540

4.00%	04/01/48	25,497,983	28,021,834

Fannie Mae, Pool #CA1710

4.50%	05/01/48	16,109,047	17,467,035

Fannie Mae, Pool #CA1711

4.50%	05/01/48	15,105,211	16,378,576

Fannie Mae, Pool #CA2208

4.50%	08/01/48	16,569,202	17,917,550

Fannie Mae, Pool #MA1561

3.00%	09/01/33	31,027,206	32,956,710

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #MA1584

3.50%	09/01/33	$20,463,060	$22,104,007

Fannie Mae, Pool #MA2871

3.00%	01/01/32	8,585,157	9,007,968

Fannie Mae, Pool #MA2995

4.00%	05/01/47	9,636,701	10,376,575

Fannie Mae, Pool #MA3248

3.50%	01/01/33	9,877,646	10,489,550

Fannie Mae, Pool #MA3313

3.50%	03/01/33	2,363,830	2,498,534

Fannie Mae, Pool #MA3340

3.50%	04/01/33	19,844,102	21,023,361

Fannie Mae, Pool #MA3427

4.00%	07/01/33	16,247,805	17,239,132

Freddie Mac (4896-DA)

3.00%	01/15/49	4,826,105	5,013,356

Freddie Mac (4648-FA)

0.65% (1 mo. USD LIBOR + 0.500%) (2)	01/15/47	12,982,791	13,119,093

Freddie Mac (4929-FB)

0.60% (1 mo. USD LIBOR + 0.450%) (2)	09/25/49	21,529,963	21,651,052

Freddie Mac (4959-JF)

0.60% (1 mo. USD LIBOR + 0.450%) (2)	03/25/50	30,563,094	30,773,662

Freddie Mac , Pool #ZS4755

3.50%	02/01/48	4,086,777	4,335,268

Freddie Mac (1829-ZB)

6.50%	03/15/26	48,874	52,244

Freddie Mac (2367-ZK)

6.00%	10/15/31	104,566	119,148

Freddie Mac (2514-PZ) (PAC)

5.50%	10/15/32	1,530,771	1,734,026

Freddie Mac (2571-PZ) (PAC)

5.50%	02/15/33	3,588,077	4,061,446

Freddie Mac (2642-AR)

4.50%	07/15/23	194,646	202,689

Freddie Mac (2647-OV) (P/O)

0.00% (4)	07/15/33	604,092	539,699

Freddie Mac (2662-MT) (TAC)

4.50%	08/15/33	1,504,869	1,620,091

Freddie Mac (2666-BD)

4.50%	08/15/23	432,367	450,649

Freddie Mac (2700-B)

4.50%	11/15/23	738,347	765,777

Freddie Mac (2752-GZ) (PAC)

5.00%	02/15/34	15,129,772	16,937,742

Freddie Mac (277-30)

3.00%	09/15/42	20,866,714	22,305,852

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac (2882-JH) (PAC)

4.50%	10/15/34	$41,377	$41,735

Freddie Mac (2903-PO) (P/O)

0.00% (4)	11/15/23	136,841	134,754

Freddie Mac (3045-HZ)

4.50%	10/15/35	1,304,011	1,392,678

Freddie Mac (3063-YG) (PAC)

5.50%	11/15/35	17,349,687	20,154,708

Freddie Mac (3114-KZ)

5.00%	02/15/36	12,483,797	14,373,941

Freddie Mac (3146-GE)

5.50%	04/15/26	2,919,822	3,179,295

Freddie Mac (3149-OD) (P/O) (PAC)

0.00% (4)	05/15/36	3,888,381	3,690,879

Freddie Mac (3315-S) (I/O) (I/F)

6.26% (-1 x 1 mo. USD LIBOR + 6.410%) (2)	05/15/37	1,009,734	162,878

Freddie Mac (3376-SX) (I/O) (I/F)

5.89% (-1 x 1 mo. USD LIBOR + 6.040%) (2)	10/15/37	2,345,675	434,406

Freddie Mac (3410-IS) (I/O) (I/F)

6.12% (-1 x 1 mo. USD LIBOR + 6.270%) (2)	02/15/38	3,123,886	553,740

Freddie Mac (3424-BI) (I/O) (I/F)

6.65% (-1 x 1 mo. USD LIBOR + 6.800%) (2)	04/15/38	3,499,087	917,653

Freddie Mac (3512-AY)

4.00%	02/15/24	11,109	11,145

Freddie Mac (3519-SH) (I/O) (I/F)

5.35% (-1 x 1 mo. USD LIBOR + 5.500%) (2)	07/15/37	330,218	39,773

Freddie Mac (3531-SC) (I/O) (I/F)

6.15% (-1 x 1 mo. USD LIBOR + 6.300%) (2)	05/15/39	4,843,470	443,036

Freddie Mac (3541-SA) (I/O) (I/F)

6.60% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	06/15/39	1,434,707	376,819

Freddie Mac (3550-GS) (I/O) (I/F)

6.60% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	07/15/39	4,657,268	1,166,139

Freddie Mac (3551-VZ)

5.50%	12/15/32	2,000,064	2,299,312

Freddie Mac (3557-KB)

4.50%	07/15/29	3,912,841	4,176,929

Freddie Mac (3557-NB)

4.50%	07/15/29	8,984,714	9,703,800

Freddie Mac (3558-KB)

4.00%	08/15/29	4,463,329	4,774,238

Freddie Mac (3565-XB)

4.00%	08/15/24	4,593,170	4,780,136

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac (3575-D)

4.50%	03/15/37	$632,901	$706,959

Freddie Mac (3626-MD) (PAC)

5.00%	01/15/38	7,568,362	7,744,120

Freddie Mac (3719-PJ) (PAC)

4.50%	09/15/40	20,025,406	22,788,620

Freddie Mac (3788-SB) (I/O) (I/F)

6.33% (-1 x 1 mo. USD LIBOR + 6.480%) (2)	01/15/41	6,615,268	1,613,453

Freddie Mac (3885-PO) (P/O) (PAC)

0.00% (4)	11/15/33	1,569,660	1,493,523

Freddie Mac (3930-KE) (PAC)

4.00%	09/15/41	10,470,000	11,970,850

Freddie Mac (4030-HS) (I/O) (I/F)

6.46% (-1 x 1 mo. USD LIBOR + 6.610%) (2)	04/15/42	2,728,618	565,043

Freddie Mac (4604-PB) (PAC)

3.00%	01/15/46	2,201,517	2,353,709

Freddie Mac (4846-PA)

4.00%	06/15/47	5,677,895	5,972,639

Freddie Mac (R002-ZA)

5.50%	06/15/35	3,418,076	3,974,534

Freddie Mac, Pool #A91162

5.00%	02/01/40	16,049,608	18,677,635

Freddie Mac, Pool #A92195

5.00%	05/01/40	4,791,525	5,539,043

Freddie Mac, Pool #C90552

6.00%	06/01/22	8,824	9,831

Freddie Mac, Pool #G01959

5.00%	12/01/35	91,634	105,736

Freddie Mac, Pool #G06173

4.00%	11/01/40	20,029,840	22,823,591

Freddie Mac, Pool #G07556

4.00%	11/01/43	6,041,236	6,914,321

Freddie Mac, Pool #G07786

4.00%	08/01/44	21,594,906	24,222,998

Freddie Mac, Pool #G07848

3.50%	04/01/44	51,211,002	57,319,717

Freddie Mac, Pool #G08687

3.50%	01/01/46	46,557,214	50,094,624

Freddie Mac, Pool #G08710

3.00%	06/01/46	2,459,417	2,594,126

Freddie Mac, Pool #G08716

3.50%	08/01/46	13,328,486	14,274,263

Freddie Mac, Pool #G08721

3.00%	09/01/46	52,910,876	55,808,942

Freddie Mac, Pool #G08833

5.00%	07/01/48	8,020,198	8,806,552

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac, Pool #G08840

5.00%	08/01/48	$1,380,325	$1,517,645

Freddie Mac, Pool #G08843

4.50%	10/01/48	11,273,201	12,194,761

Freddie Mac, Pool #G08848

4.50%	11/01/48	5,675,158	6,138,601

Freddie Mac, Pool #G08849

5.00%	11/01/48	9,896,851	10,886,351

Freddie Mac, Pool #G12635

5.50%	03/01/22	19,239	19,347

Freddie Mac, Pool #G13390

6.00%	01/01/24	151,897	156,984

Freddie Mac, Pool #G16085

2.50%	02/01/32	5,252,122	5,591,715

Freddie Mac, Pool #G16258

2.50%	06/01/32	23,404,796	24,759,165

Freddie Mac, Pool #G16598

2.50%	12/01/31	4,745,188	5,011,157

Freddie Mac, Pool #G18592

3.00%	03/01/31	24,296,870	25,636,235

Freddie Mac, Pool #G18627

3.00%	01/01/32	14,148,169	14,928,087

Freddie Mac, Pool #G30194

6.50%	04/01/21	330	331

Freddie Mac, Pool #G30450

6.00%	01/01/29	998,954	1,114,021

Freddie Mac, Pool #G30452

6.00%	10/01/28	1,001,343	1,116,957

Freddie Mac, Pool #G30454

5.00%	05/01/29	1,319,829	1,466,070

Freddie Mac, Pool #G60238

3.50%	10/01/45	6,361,395	6,984,005

Freddie Mac, Pool #G60440

3.50%	03/01/46	45,643,680	50,082,445

Freddie Mac, Pool #G67700

3.50%	08/01/46	41,039,688	44,953,774

Freddie Mac, Pool #G67703

3.50%	04/01/47	67,044,806	73,355,278

Freddie Mac, Pool #G67705

4.00%	10/01/47	6,503,193	7,168,881

Freddie Mac, Pool #G67706

3.50%	12/01/47	45,718,954	50,085,809

Freddie Mac, Pool #G67707

3.50%	01/01/48	22,661,391	25,357,681

Freddie Mac, Pool #G67708

3.50%	03/01/48	61,800,953	67,453,294

Freddie Mac, Pool #G67709

3.50%	03/01/48	37,143,936	40,617,211

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac, Pool #G67710

3.50%	03/01/48	$42,914,341	$46,215,985

Freddie Mac, Pool #G67717

4.00%	11/01/48	61,423,598	67,823,769

Freddie Mac, Pool #H82001

5.50%	07/01/37	178,296	205,020

Freddie Mac, Pool #N70081

5.50%	07/01/38	2,497,686	2,834,564

Freddie Mac, Pool #P51350

5.00%	03/01/36	2,362,605	2,711,396

Freddie Mac, Pool #SD7511

3.50%	01/01/50	50,537,701	54,916,169

Freddie Mac, Pool #SD7513

3.50%	04/01/50	26,936,077	29,496,723

Freddie Mac, Pool #ZT1491

3.50%	11/01/48	16,858,072	18,265,743

Ginnie Mae (03-42-SH) (I/O) (I/F)

6.40% (-1 x 1 mo. USD LIBOR + 6.550%) (2)	05/20/33	594,368	111,222

Ginnie Mae (11-70-BO) (P/O)

0.00% (4)	05/20/41	6,825,032	6,278,500

Ginnie Mae (15-42-ZB)

3.00%	03/20/45	18,859,739	20,487,267

Ginnie Mae (15-43-DM)

2.50%	03/20/45	37,325,347	39,495,784

Ginnie Mae (15-44-Z)

3.00%	03/20/45	12,762,552	14,174,882

Ginnie Mae, Pool #MA3662

3.00%	05/20/46	14,451,905	15,313,660

Ginnie Mae II, Pool #MA6030

3.50%	07/20/49	15,092,523	15,638,145

Ginnie Mae II, Pool #80963

3.25% (1-year Treasury Constant Maturity Rate + 1.500%) (2)	07/20/34	111,871	115,509

Ginnie Mae II, Pool #MA2374

5.00%	11/20/44	447,523	507,613

Ginnie Mae II, Pool #MA2828

4.50%	05/20/45	306,405	341,353

Ginnie Mae II, Pool #MA3456

4.50%	02/20/46	1,687,098	1,878,781

Ginnie Mae II, Pool #MA3521

3.50%	03/20/46	47,292,416	50,686,915

Ginnie Mae II, Pool #MA3663

3.50%	05/20/46	23,136,163	24,789,573

Ginnie Mae II, Pool #MA3665

4.50%	05/20/46	2,721,772	2,996,615

Ginnie Mae II, Pool #MA3735

3.00%	06/20/46	182,978	193,889

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA3736

3.50%	06/20/46	$18,234,691	$19,537,820

Ginnie Mae II, Pool #MA3739

5.00%	06/20/46	4,991,312	5,677,473

Ginnie Mae II, Pool #MA3876

4.50%	08/20/46	174,143	191,728

Ginnie Mae II, Pool #MA3877

5.00%	08/20/46	2,171,253	2,481,112

Ginnie Mae II, Pool #MA4006

4.50%	10/20/46	79,107	87,466

Ginnie Mae II, Pool #MA4007

5.00%	10/20/46	5,025,850	5,713,152

Ginnie Mae II, Pool #MA4071

4.50%	11/20/46	362,551	403,530

Ginnie Mae II, Pool #MA4126

3.00%	12/20/46	62,940,449	66,693,533

Ginnie Mae II, Pool #MA4129

4.50%	12/20/46	121,680	135,858

Ginnie Mae II, Pool #MA4199

5.00%	01/20/47	5,009,442	5,689,428

Ginnie Mae II, Pool #MA4264

4.50%	02/20/47	13,582,473	14,894,601

Ginnie Mae II, Pool #MA4265

5.00%	02/20/47	4,427,118	5,031,475

Ginnie Mae II, Pool #MA4324

5.00%	03/20/47	5,232,392	5,882,102

Ginnie Mae II, Pool #MA4385

5.00%	04/20/47	1,018,142	1,136,715

Ginnie Mae II, Pool #MA4454

5.00%	05/20/47	814,907	906,170

Ginnie Mae II, Pool #MA4512

4.50%	06/20/47	35,049,677	38,326,103

Ginnie Mae II, Pool #MA4513

5.00%	06/20/47	3,114,095	3,462,789

Ginnie Mae II, Pool #MA4781

5.00%	10/20/47	3,896,385	4,318,499

Ginnie Mae II, Pool #MA4836

3.00%	11/20/47	20,438,735	21,588,355

Ginnie Mae II, Pool #MA4838

4.00%	11/20/47	21,249,405	22,961,905

Ginnie Mae II, Pool #MA4900

3.50%	12/20/47	15,479,449	16,523,064

Ginnie Mae II, Pool #MA4901

4.00%	12/20/47	1,442,998	1,563,791

Ginnie Mae II, Pool #MA4962

3.50%	01/20/48	18,859,538	20,131,036

Ginnie Mae II, Pool #MA5466

4.00%	09/20/48	13,636,149	14,650,721

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA5467

4.50%	09/20/48	$1,590,323	$1,727,059

Ginnie Mae II, Pool #MA5528

4.00%	10/20/48	11,644,614	12,437,345

Ginnie Mae II, Pool #MA6080

3.00%	08/20/49	1,270,208	1,302,719

Ginnie Mae II, Pool #MA6081

3.50%	08/20/49	4,457,754	4,618,910

Ginnie Mae II, Pool #MA6209

3.00%	10/20/49	17,938,937	18,475,678

Ginnie Mae II TBA, 30 Year

2.00% (5)	03/31/50	164,750,000	171,153,368

2.50% (5)	03/31/50	77,450,000	81,128,874

2.50% (5)	03/31/50	25,550,000	26,674,799

Uniform Mortgage-Backed Securities TBA, 15 Year

1.50% (5)	07/31/35	28,425,000	29,026,347

2.00% (5)	05/31/35	27,250,000	28,267,617

2.00% (5)	05/31/35	1,350,000	1,398,621

Uniform Mortgage-Backed Securities TBA, 30 Year

2.00% (5)	03/31/50	418,975,000	432,172,704

2.00% (5)	03/31/50	238,725,000	245,664,772

2.50% (5)	12/01/49	109,460,000	114,074,834

2.50% (5)	12/01/49	197,475,000	205,483,279

Total Residential Mortgage-Backed Securities — Agency

(Cost: $3,805,087,690)			3,945,283,321

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 18.3%

ACE Securities Corp. (07-ASP1-A2C)

0.41% (1 mo. USD LIBOR + 0.260%) (2)	03/25/37	13,174,803	8,076,711

ACE Securities Corp. (07-ASP1-A2D)

0.53% (1 mo. USD LIBOR + 0.380%) (2)(6)	03/25/37	7,081,317	4,444,482

ACE Securities Corp. Home Equity Loan Trust (07-HE1-A1)

0.30% (1 mo. USD LIBOR + 0.150%) (2)	01/25/37	34,112,546	22,467,980

Adjustable Rate Mortgage Trust (04-5-3A1)

3.61% (3)	04/25/35	106,609	107,486

Argent Securities, Inc. Asset-Backed Pass-Through Certificates (05-W3-M2)

0.61% (1 mo. USD LIBOR + 0.460%) (2)	11/25/35	24,000,000	18,715,678

Asset-Backed Funding Certificates (07-NC1-A2)

0.45% (1 mo. USD LIBOR + 0.300%) (1)(2)	05/25/37	6,875,173	6,563,815

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Asset-Backed Funding Certificates (07-WMC1-A2A)

0.90% (1 mo. USD LIBOR + 0.750%) (2)	06/25/37	$12,818,065	$11,488,571

Banc of America Funding Corp. (04-B-3A1)

3.37% (3)(6)	12/20/34	198,690	183,543

Banc of America Funding Corp. (06-D-2A1)

3.50% (3)(6)	05/20/36	53,331	50,752

Banc of America Funding Corp. (06-D-3A1)

3.53% (3)(6)	05/20/36	2,345,037	2,241,886

Banc of America Funding Corp. (15-R8-1A1)

1.86% (1)(3)	11/26/46	3,143,817	3,117,154

Banc of America Funding Trust (06-3-4A14)

6.00%	03/25/36	636,803	671,846

Banc of America Funding Trust (06-3-5A3)

5.50% (6)	03/25/36	2,169,449	2,067,976

BCAP LLC Trust (06-AA2-A1)

0.32% (1 mo. USD LIBOR + 0.170%) (2)	01/25/37	16,019,382	15,932,874

BCAP LLC Trust (08-IND2-A1)

1.80% (1 mo. USD LIBOR + 1.650%) (2)	04/25/38	2,932,077	2,943,673

Bear Stearns Alt-A Trust (05-2-2A4)

3.41% (3)	04/25/35	2,383	2,371

Bear Stearns Alt-A Trust (05-4-23A1)

3.40% (3)	05/25/35	3,498,525	3,493,750

Bear Stearns Alt-A Trust (06-4-32A1)

3.32% (3)	07/25/36	403,486	269,173

Bear Stearns ARM Trust (04-12-1A1)

3.93% (3)	02/25/35	552,907	570,026

Bear Stearns ARM Trust (05-10-A3)

3.30% (3)	10/25/35	2,739,278	2,718,690

Bear Stearns ARM Trust (06-2-2A1)

3.49% (3)(6)	07/25/36	1,122,244	1,034,101

Bear Stearns ARM Trust (07-1-1A1)

3.84% (3)	02/25/47	18,645,211	18,060,206

Bear Stearns ARM Trust (07-1-2A1)

4.08% (3)(6)	02/25/47	146,803	140,545

Bear Stearns ARM Trust (07-5-3A1)

3.44% (3)(6)	08/25/47	795,937	684,292

Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A3)

5.50% (3)	09/25/35	1,289,346	1,320,524

Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A4)

5.40% (3)	09/25/35	2,756,841	2,812,265

Bear Stearns Mortgage Funding Trust (06-AR1-2A1)

0.37% (1 mo. USD LIBOR + 0.220%) (2)	08/25/36	13,830,993	12,761,778

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Bear Stearns Mortgage Funding Trust (06-AR3-1A1)

0.33% (1 mo. USD LIBOR + 0.180%) (2)	10/25/36	$420,488	$377,532

BNC Mortgage Loan Trust (07-1-A4)

0.31% (1 mo. USD LIBOR + 0.160%) (2)	03/25/37	7,791,460	7,421,704

Chase Mortgage Finance Corp. (06-A1-2A1)

3.24% (3)(6)	09/25/36	556,492	505,896

Chase Mortgage Finance Corp. (07-A1-8A1)

2.88% (3)	02/25/37	2,343,391	2,363,415

Chaseflex Trust (05-1-1A5)

6.50% (6)	02/25/35	2,897,098	2,775,583

Cim Trust

2.25%	12/25/60	20,000,000	20,186,614

CIM Trust (17-1-A3)

3.65% (1 X 3 mo. USD LIBOR + 3.50%) (1)(2)	01/25/57	29,596,000	30,234,161

CIM Trust (17-8-A1)

3.00% (1)(3)	12/25/65	28,917,583	29,401,206

CIM Trust (17-8-A2)

4.00% (1)(3)	12/25/65	31,500,000	31,812,423

CIM Trust (18-R2-A1)

3.69% (1)(3)	08/25/57	3,807,321	3,703,914

CIM Trust (18-R5-A1)

3.75% (1)(3)	07/25/58	21,042,456	21,492,335

CIM Trust (18-R6-A1)

1.23% (1 mo. USD LIBOR + 1.076%) (1)(2)	09/25/58	16,113,994	15,875,452

CIM Trust (19-R3-A)

2.63% (1)(3)	06/25/58	20,965,886	20,338,251

CIM Trust (20-R1-A1)

2.85% (1)(3)	10/27/59	30,250,211	26,254,361

CIM Trust (20-R3-A1A)

4.00% (1)(3)	01/26/60	26,828,980	26,631,924

CIM Trust (20-R4-A1A)

3.30% (1)(3)	06/25/60	28,806,615	29,217,386

Citicorp Mortgage Securities Trust, Inc. (07-4-3A1)

5.50%	05/25/37	36,113	36,127

Citigroup Mortgage Loan Trust (06-HE3-A1)

0.29% (1 mo. USD LIBOR + 0.140%) (1)(2)	12/25/36	11,542,576	11,223,384

Citigroup Mortgage Loan Trust, Inc. (06-AR5-1A1A)

3.24% (3)(6)	07/25/36	2,720,411	2,128,787

Citigroup Mortgage Loan Trust, Inc. (07-12-2A1)

6.50% (1)(6)	10/25/36	2,846,202	2,235,800

Conseco Finance Securitizations Corp. (00-4-A5)

7.97%	05/01/32	45,277,023	13,488,156

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Conseco Financial Corp. (99-2-A7)

6.44%	12/01/30	$2,255,189	$2,411,631

Countrywide Alternative Loan Trust (05-20CB-4A1)

5.25% (6)	07/25/20	2,720	2,718

Countrywide Alternative Loan Trust (05-84-1A1)

3.10% (3)(6)	02/25/36	145,840	116,662

Countrywide Alternative Loan Trust (05-J1-2A1)

5.50%	02/25/25	388,974	397,734

Countrywide Alternative Loan Trust (06-HY12-A5)

3.23% (3)	08/25/36	8,467,481	8,840,438

Countrywide Alternative Loan Trust (07-19-1A34)

6.00%	08/25/37	13,850,128	9,913,155

Countrywide Alternative Loan Trust (07-HY5R-2A1A)

2.14% (3)(7)	03/25/47	628	—

Countrywide Home Loans Mortgage Pass-Through Trust (04-13-1A3)

5.50%	08/25/34	4,626,909	4,816,870

Countrywide Home Loans Mortgage Pass-Through Trust (05-9-1A1)

0.75% (1 mo. USD LIBOR + 0.600%) (2)	05/25/35	8,534,216	7,157,149

Countrywide Home Loans Mortgage Pass-Through Trust (05-HYB5-4A1)

2.80% (3)	09/20/35	23,080	19,414

Countrywide Home Loans Mortgage Pass-Through Trust (07-HY5-1A1)

3.35% (3)	09/25/47	5,866	5,325

Countrywide Home Loans Mortgage Pass-Through Trust (07-HYB1-1A1)

3.03% (3)(6)	03/25/37	36,580	31,658

Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA)

5.75%	04/22/33	27,832	29,427

Credit Suisse First Boston Mortgage Securities Corp. (05-11-1A1)

6.50% (6)	12/25/35	1,841,408	1,362,632

Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1)

6.50%	01/25/36	6,782,601	3,314,778

Credit Suisse Mortgage Capital Certificates (15-5R-2A1)

0.41% (1)	04/27/47	1,933,991	1,931,060

Credit Suisse Mortgage Trust (13-7R-4A1)

0.47% (1 mo. USD LIBOR + 0.160%) (1)(2)	07/26/36	1,151,945	1,148,378

Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2)

3.17%	01/25/36	3,558,919	2,889,957

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Credit-Based Asset Servicing and Securitization LLC (06-CB7-A4)

0.31% (1 mo. USD LIBOR + 0.160%) (2)	10/25/36	$24,719,972	$20,581,404

Credit-Based Asset Servicing and Securitization LLC (06-CB9-A4)

0.38% (1 mo. USD LIBOR + 0.230%) (2)	11/25/36	14,834,056	9,255,879

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B)

3.84%	02/25/37	3,033,240	2,507,707

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C)

3.84%	02/25/37	10,433,762	8,625,048

CSMC Mortgage-Backed Trust (06-8-3A1)

6.00% (6)	10/25/21	1,300,046	1,035,725

CSMC Mortgage-Backed Trust (06-9-5A1)

5.50%	11/25/36	1,994,271	1,948,523

CSMC Mortgage-Backed Trust (07-2-3A4)

5.50% (6)	03/25/37	6,120,637	4,976,346

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (05-1-1A3)

0.65% (1 mo. USD LIBOR + 0.500%) (2)	02/25/35	6,306,049	6,061,160

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6)

0.34% (1 mo. USD LIBOR + 0.190%) (2)(6)	02/25/37	270,012	245,852

DSLA Mortgage Loan Trust (05-AR6-2A1A)

0.44% (1 mo. USD LIBOR + 0.290%) (2)	10/19/45	2,241,139	2,128,636

DSLA Mortgage Loan Trust (06-AR2-2A1A)

0.35% (1 mo. USD LIBOR + 0.200%) (2)	10/19/36	24,968,033	21,700,275

DSLA Mortgage Loan Trust (07-AR1-2A1A)

0.29% (1 mo. USD LIBOR + 0.140%) (2)	03/19/37	6,250,006	5,622,895

Fieldstone Mortgage Investment Corp. (07-1-2A2)

0.42% (1 mo. USD LIBOR + 0.270%) (2)	04/25/47	3,544,357	2,969,338

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2C)

0.31% (1 mo. USD LIBOR + 0.160%) (2)	12/25/37	14,182,970	13,053,052

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D)

0.36% (1 mo. USD LIBOR + 0.210%) (2)	12/25/37	8,323,050	7,698,265

First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2C)

0.29% (1 mo. USD LIBOR + 0.140%)(2)	01/25/38	4,147,884	2,885,380

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2D)

0.37% (1 mo. USD LIBOR + 0.220%) (2)	01/25/38	$20,302,209	$14,330,373

First Franklin Mortgage Loan Trust (06-FF12-A1)

0.25% (1 mo. USD LIBOR + 0.105%) (2)	09/25/36	9,199,200	7,365,817

First Franklin Mortgage Loan Trust (06-FF9-2A4)

0.40% (1 mo. USD LIBOR + 0.250%) (2)	06/25/36	5,068,000	3,813,089

First Franklin Mortgage Loan Trust (07-FF2-A1)

0.29% (1 mo. USD LIBOR + 0.140%) (2)	03/25/37	43,102,251	30,259,504

First Franklin Mortgage Loan Trust (07-FF2-A2C)

0.30% (1 mo. USD LIBOR + 0.150%) (2)	03/25/37	44,165,449	27,772,453

First Horizon Alternative Mortgage Securities Trust (05-AA3-3A1)

2.31% (3)	05/25/35	2,274,763	2,196,650

First Horizon Alternative Mortgage Securities Trust (05-AA7-1A1)

2.62% (3)(6)	09/25/35	2,279,480	2,124,400

First Horizon Alternative Mortgage Securities Trust (05-AA7-2A1)

2.54% (3)(6)	09/25/35	1,602,987	1,534,664

First Horizon Alternative Mortgage Securities Trust (06-AA7-A1)

3.17% (3)(6)	01/25/37	7,355,176	6,596,290

Fremont Home Loan Trust (05-E-2A4)

0.48% (1 mo. USD LIBOR + 0.330%) (2)	01/25/36	13,110,861	12,720,579

Fremont Home Loan Trust (06-1-2A3)

0.33% (1 mo. USD LIBOR + 0.180%) (2)	04/25/36	1,344,555	1,332,210

GMAC Mortgage Loan Trust (05-AR5-2A1)

3.15% (3)	09/19/35	2,166,492	1,725,011

GreenPoint Mortgage Funding Trust (05-AR3-1A1)

0.39% (1 mo. USD LIBOR + 0.240%) (2)	08/25/45	437,204	414,194

GreenPoint Mortgage Funding Trust (06-AR5-A2A2)

0.30% (1 mo. USD LIBOR + 0.150%) (2)(7)	10/25/46	733	—

GSAA Home Equity Trust (05-7-AF5)

4.61%	05/25/35	295,918	300,923

GSR Mortgage Loan Trust (04-9-3A1)

3.07% (3)	08/25/34	1,526,458	1,522,203

GSR Mortgage Loan Trust (06-OA1-2A2)

0.41% (1 mo. USD LIBOR + 0.260%) (2)	08/25/46	55,471,201	33,795,185

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

GSR Mortgage Loan Trust (07-3F-3A7)

6.00% (6)	05/25/37	$7,633,747	$6,841,892

GSR Mortgage Loan Trust (07-AR2-2A1)

3.70% (3)	05/25/37	2,310,884	1,866,708

GSR Mortgage Loan Trust (07-AR2-5A1A)

3.25% (3)	05/25/37	1,207,142	1,086,004

Harborview Mortgage Loan Trust (05-9-2A1A)

0.49% (1 mo. USD LIBOR + 0.340%) (2)	06/20/35	2,053,092	2,032,925

HarborView Mortgage Loan Trust (06-1-1A1A)

0.67% (1 mo. USD LIBOR + 0.520%) (2)	03/19/36	29,099,859	19,946,542

HarborView Mortgage Loan Trust (07-3-1A1A)

0.35% (1 mo. USD LIBOR + 0.200%) (2)	05/19/47	12,660,436	11,702,311

HSI Asset Loan Obligation Trust (07-2-2A12)

6.00%	09/25/37	726,049	690,605

HSI Asset Securitization Corp. (06-HE2-1A)

0.28% (1 mo. USD LIBOR + 0.130%) (2)	12/25/36	41,882,815	22,000,880

Impac CMB Trust (04-5-1A1)

0.87% (1 mo. USD LIBOR + 0.720%) (2)	10/25/34	3,244	3,183

Impac CMB Trust (05-1-1A1)

0.67% (1 mo. USD LIBOR + 0.520%) (2)	04/25/35	846,124	819,903

Impac CMB Trust (05-5-A2)

0.59% (1 mo. USD LIBOR + 0.440%) (2)	08/25/35	4,102,345	4,032,261

Impac Secured Assets Trust (06-3-A1)

0.32% (1 mo. USD LIBOR + 0.170%) (2)(6)	11/25/36	6,387,202	5,658,652

Indymac Index Mortgage Loan Trust (04-AR4-2A)

3.30% (3)	08/25/34	3,612,361	3,738,213

Indymac Index Mortgage Loan Trust (04-AR9-4A)

3.34% (3)	11/25/34	418,524	418,579

Indymac Index Mortgage Loan Trust (05-AR17-3A1)

3.11% (3)(6)	09/25/35	3,532,426	2,923,582

Indymac Index Mortgage Loan Trust (05-AR23-2A1)

2.97% (3)	11/25/35	2,441,211	2,293,826

Indymac Index Mortgage Loan Trust (05-AR23-6A1)

3.10% (3)(6)	11/25/35	3,323,982	3,151,291

Indymac Index Mortgage Loan Trust (05-AR25-2A1)

3.27% (3)(6)	12/25/35	1,847,557	1,780,345

Indymac Index Mortgage Loan Trust (05-AR7-2A1)

3.21% (3)	06/25/35	1,831,619	1,544,912

Indymac Index Mortgage Loan Trust (06-AR39-A1)

0.33% (1 mo. USD LIBOR + 0.180%) (2)	02/25/37	6,518,048	6,252,299

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Indymac Index Mortgage Loan Trust (07-AR11-1A1)

3.08% (3)(6)	06/25/37	$17,222	$16,694

Indymac Index Mortgage Loan Trust (07-AR5-2A1)

3.39% (3)(6)	05/25/37	11,906,503	11,045,447

Indymac Index Mortgage Loan Trust (07-AR7-1A1)

3.10% (3)	11/25/37	2,620,449	2,516,873

IndyMac INDX Mortgage Loan Trust (06-AR6-2A1A)

0.35% (1 mo. USD LIBOR + 0.200%) (2)(6)	06/25/46	11,103,807	10,195,567

JPMorgan Alternative Loan Trust (06-A2-5A1)

3.49% (3)	05/25/36	4,786,629	3,595,001

JPMorgan Alternative Loan Trust (06-A4-A8)

3.17% (3)(6)	09/25/36	908,625	906,454

JPMorgan Mortgage Acquisition Corp. (06-CH2-AF4)

5.76%	10/25/36	5,498,257	4,503,147

JPMorgan Mortgage Acquisition Trust (06-WMC4-A3)

0.27% (1 mo. USD LIBOR + 0.120%) (2)	12/25/36	31,116,509	20,090,984

JPMorgan Mortgage Trust (05-A6-7A1)

3.10% (3)(6)	08/25/35	209,939	192,245

JPMorgan Mortgage Trust (06-A2-5A3)

2.98% (3)	11/25/33	1,185,217	1,173,796

JPMorgan Mortgage Trust (06-A4-1A4)

3.58% (3)(6)	06/25/36	318,957	284,291

JPMorgan Mortgage Trust (06-A7-2A4R)

3.46% (3)(6)	01/25/37	15,213	14,139

JPMorgan Mortgage Trust (06-S2-2A2)

5.88% (6)	06/25/21	244,873	224,246

JPMorgan Resecuritization Trust Series (14-6-3A1)

0.00% (1 mo. USD LIBOR + 0.210%) (1)(2)(4)	07/27/46	743,853	744,275

Lehman Mortgage Trust (06-4-4A1)

6.00% (6)	08/25/21	702,981	711,824

Lehman XS Trust (06-10N-1A3A)

0.36% (1 mo. USD LIBOR + 0.210%) (2)	07/25/46	10,954,982	10,707,668

Lehman XS Trust (06-12N-A31A)

0.35% (1 mo. USD LIBOR + 0.200%) (2)	08/25/46	3,465,554	3,302,313

Lehman XS Trust (06-GP2-3A1)

0.35% (1 mo. USD LIBOR + 0.200%) (2)	06/25/46	17,639,421	15,730,205

Lehman XS Trust (06-GP4-3A2A)

0.31% (1 mo. USD LIBOR + 0.160%) (2)(7)	08/25/46	1	—

Lehman XS Trust (06-GP4-3A5)

0.37% (1 mo. USD LIBOR + 0.225%) (2)	08/25/46	12,014,154	11,378,203

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

MASTR Alternative Loans Trust (05-4-1A1)

6.50%	05/25/35	$4,897,345	$4,793,654

MASTR Alternative Loans Trust (06-2-2A1)

0.55% (1 mo. USD LIBOR + 0.400%) (2)(6)(7)	03/25/36	65,957	4,537

MASTR Asset Securitization Trust (06-3-2A1)

0.60% (1 mo. USD LIBOR + 0.450%) (2)	10/25/36	35,508	7,208

MASTR Asset-Backed Securities Trust (06-AB1-A4)

5.72%	02/25/36	520,669	512,160

MASTR Asset-Backed Securities Trust (06-HE5-A3)

0.31% (1 mo. USD LIBOR + 0.160%) (2)	11/25/36	18,076,081	12,897,615

MASTR Seasoned Securitization Trust (04-1-4A1)

2.69% (3)	10/25/32	5,870	5,906

Merrill Lynch Alternative Note Asset Trust (07-A1-A2C)

0.38% (1 mo. USD LIBOR + 0.230%) (2)	01/25/37	1,784,441	829,095

Merrill Lynch Alternative Note Asset Trust (07-A1-A3)

0.31% (1 mo. USD LIBOR + 0.160%) (2)	01/25/37	917,916	414,130

Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2B)

0.32% (1 mo. USD LIBOR + 0.170%) (2)	04/25/37	42,930,940	23,756,742

Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2C)

0.40% (1 mo. USD LIBOR + 0.250%) (2)	04/25/37	23,957,511	13,491,555

Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2D)

0.49% (1 mo. USD LIBOR + 0.340%) (2)	04/25/37	6,116,919	3,511,974

Merrill Lynch First Franklin Mortgage Loan Trust (07-2-A2C)

0.39% (1 mo. USD LIBOR + 0.240%) (2)	05/25/37	5,386,607	3,344,907

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B)

0.28% (1 mo. USD LIBOR + 0.130%) (2)(6)	06/25/37	2,449,972	1,763,919

Merrill Lynch First Franklin Mortgage Loan Trust (07-4-2A3)

0.31% (1 mo. USD LIBOR + 0.160%) (2)	07/25/37	31,272,024	19,534,880

Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1)

2.52% (1-year Treasury Constant Maturity Rate + 2.400%) (2)(6)	08/25/36	1,004,698	953,280

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Mid-State Trust (05-1-A)

5.75%	01/15/40	$2,377,847	$2,566,744

Morgan Stanley ABS Capital I, Inc. Trust (04-NC8-M2)

1.11% (1 mo. USD LIBOR + 0.960%) (2)	09/25/34	593,555	582,953

Morgan Stanley Home Equity Loan Trust (06-2-A4)

0.43% (1 mo. USD LIBOR + 0.280%) (2)	02/25/36	2,033,946	1,950,220

Morgan Stanley Mortgage Loan Trust (07-3XS-2A6)

5.76%	01/25/47	2,437,733	1,126,463

Morgan Stanley Mortgage Loan Trust (07-7AX-2A1)

0.27% (1 mo. USD LIBOR + 0.120%) (2)	04/25/37	3,337,480	1,497,070

Morgan Stanley Resecuritization Trust (14-R2-2A)

3.36% (1)(3)	12/26/46	3,349,102	3,368,917

MortgageIT Trust (05-4-A1)

0.43% (1 mo. USD LIBOR + 0.280%) (2)	10/25/35	1,451,650	1,397,208

New Century Home Equity Loan Trust (06-1-A2B)

0.33% (1 mo. USD LIBOR + 0.180%) (2)	05/25/36	25,593,656	25,028,988

Nomura Resecuritization Trust (15-2R-1A1)

2.02% (12 mo. Monthly Treasury Average Index + 1.000%) (1)(2)	08/26/46	906,772	910,493

Nomura Resecuritization Trust (15-4R-2A1)

0.29% (1 mo. USD LIBOR + 0.306%) (1)(2)	10/26/36	1,440,284	1,447,808

Nomura Resecuritization Trust (15-5R-2A1)

3.24% (1)(3)	03/26/35	1,340,373	1,353,047

Nomura Resecuritization Trust (15-7R-2A1)

3.49% (1)(3)	08/26/36	694,047	697,260

Oakwood Mortgage Investors, Inc. (02-A-A4)

6.97% (3)	03/15/32	1,499,598	1,555,622

Oakwood Mortgage Investors, Inc. (99-E-A1)

7.61% (3)	03/15/30	3,715,420	3,004,873

Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D)

0.42% (1 mo. USD LIBOR + 0.270%) (2)	03/25/37	14,854,688	14,397,371

Ownit Mortgage Loan Asset-Backed Certificates (06-6-A2C)

0.31% (1 mo. USD LIBOR + 0.160%) (2)	09/25/37	14,943,946	9,070,159

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (05-WCW2-M3)

0.97% (1 mo. USD LIBOR + 0.825%) (2)	07/25/35	10,000,000	9,763,631

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Prime Mortgage Trust (06-1-1A1)

5.50% (6)	06/25/36	$1,105,209	$1,095,422

RAAC Series Trust (05-SP1-4A1)

7.00%	09/25/34	2,569,232	2,633,283

RAAC Series Trust (07-SP1-A3)

0.63% (1 mo. USD LIBOR + 0.480%) (2)	03/25/37	279,018	279,290

RALI Trust (05-QA13-2A1)

4.32% (3)(6)	12/25/35	530,718	479,914

RALI Trust (05-QA7-A21)

3.61% (3)(6)	07/25/35	1,786,020	1,716,828

RALI Trust (06-QA3-A1)

0.35% (1 mo. USD LIBOR + 0.200%) (2)(6)	04/25/36	1,171,480	1,201,896

Residential Accredit Loans, Inc. (05-QA8-CB21)

3.77% (3)(6)	07/25/35	3,778,682	2,806,834

Residential Accredit Loans, Inc. (05-QS7-A1)

5.50% (6)	06/25/35	690,630	658,964

Residential Accredit Loans, Inc. (06-QA1-A21)

4.49% (3)(6)	01/25/36	14,190	11,968

Residential Accredit Loans, Inc. (06-QA10-A2)

0.33% (1 mo. USD LIBOR + 0.180%) (2)(6)	12/25/36	13,308,793	12,469,788

Residential Accredit Loans, Inc. (06-QA2-1A1)

0.40% (1 mo. USD LIBOR + 0.250%) (2)(6)	02/25/36	17,969	11,840

Residential Accredit Loans, Inc. (06-QS10-AV) (I/O)

0.57% (3)(7)	08/25/36	31,504,608	639,143

Residential Accredit Loans, Inc. (06-QS11-AV) (I/O)

0.35% (3)(7)	08/25/36	30,778,161	405,114

Residential Accredit Loans, Inc. (06-QS5-A5)

6.00% (6)	05/25/36	3,870,427	3,691,167

Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O)

0.76% (3)(7)	06/25/36	41,189,249	941,088

Residential Accredit Loans, Inc. (06-QS7-AV) (I/O)

0.70% (3)(7)	06/25/36	8,790,037	178,075

Residential Accredit Loans, Inc. (07-QS1-2AV) (I/O)

0.18% (3)(7)	01/25/37	2,153,565	13,857

Residential Accredit Loans, Inc. (07-QS2-AV) (I/O)

0.33% (3)(7)	01/25/37	16,276,529	171,001

Residential Accredit Loans, Inc. (07-QS3-AV) (I/O)

0.35% (3)(7)	02/25/37	65,902,210	790,523

Residential Accredit Loans, Inc. (07-QS4-3AV) (I/O)

0.37% (3)(7)	03/25/37	7,810,121	98,004

Residential Accredit Loans, Inc. (07-QS5-AV) (I/O)

0.27% (3)(7)	03/25/37	9,973,742	81,706

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Residential Accredit Loans, Inc. (07-QS6-A45)

5.75% (6)	04/25/37	$2,253,669	$2,148,210

Residential Accredit Loans, Inc. (07-QS8-AV) (I/O)

0.40% (3)(7)	06/25/37	15,883,006	291,487

Residential Asset Securitization Trust (07-A3-1A4)

5.75% (6)	04/25/37	2,727,618	1,876,635

Residential Funding Mortgage Securities I (05-SA5-2A)

3.72% (3)(6)	11/25/35	14,459	13,776

Residential Funding Mortgage Securities I (06-S9-A3) (PAC)

5.75% (6)	09/25/36	476,780	455,640

Residential Funding Mortgage Securities I (07-S2-A9)

6.00% (6)	02/25/37	5,254,730	5,010,940

Residential Funding Mortgage Securities I (07-SA2-2A2)

4.19% (3)	04/25/37	16,445	14,869

Saxon Asset Securities Trust (06-2-A2)

0.28% (1 mo. USD LIBOR + 0.130%) (2)	09/25/36	1,401,287	1,400,749

Saxon Asset Securities Trust (06-3-A3)

0.32% (1 mo. USD LIBOR + 0.170%) (2)	10/25/46	8,307,617	8,114,846

Saxon Asset Securities Trust (07-2-A2C)

0.39% (1 mo. USD LIBOR + 0.240%) (2)	05/25/47	13,986,615	11,062,657

Saxon Asset Securities Trust (07-2-A2D)

0.45% (1 mo. USD LIBOR + 0.300%) (2)	05/25/47	16,269,812	12,949,186

Securitized Asset Backed Receivables LLC Trust (06-WM4-A1)

0.34% (1 mo. USD LIBOR + 0.190%) (1)(2)	11/25/36	32,201,216	20,159,807

Securitized Asset Backed Receivables LLC Trust (07-BR2-A1)

0.33% (1 mo. USD LIBOR + 0.180%) (1)(2)	02/25/37	25,155,831	22,222,123

Securitized Asset-Backed Receivables LLC Trust (07-BR1-A2C)

0.49% (1 mo. USD LIBOR + 0.340%) (2)	02/25/37	2,984,187	1,933,181

Securitized Asset-Backed Receivables LLC Trust (07-BR2-A2)

0.38% (1 mo. USD LIBOR + 0.230%) (2)	02/25/37	31,742,305	17,745,793

Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2B)

0.29% (1 mo. USD LIBOR + 0.140%) (2)	01/25/37	15,846,926	13,421,757

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Sequoia Mortgage Trust (03-8-A1)

0.79% (1 mo. USD LIBOR + 0.640%) (2)	01/20/34	$677,676	$647,420

SG Mortgage Securities Trust (07-NC1-A2)

0.39% (1 mo. USD LIBOR + 0.240%) (1)(2)	12/25/36	18,034,688	12,915,930

Soundview Home Equity Loan Trust (06-OPT4-2A4)

0.38% (1 mo. USD LIBOR + 0.230%) (2)	06/25/36	10,400,000	10,058,304

Soundview Home Equity Loan Trust (07-OPT3-2A4)

0.40% (1 mo. USD LIBOR + 0.250%) (2)	08/25/37	4,000,000	3,576,652

Structured Adjustable Rate Mortgage Loan Trust (04-12-2A)

2.85% (3)	09/25/34	1,127,019	1,117,917

Structured Adjustable Rate Mortgage Loan Trust (04-14-2A)

2.56% (3)	10/25/34	1,863,211	1,871,568

Structured Adjustable Rate Mortgage Loan Trust (05-16XS-A2A)

1.10% (1 mo. USD LIBOR + 0.950%) (2)	08/25/35	151,045	152,545

Structured Adjustable Rate Mortgage Loan Trust (06-2-5A1)

3.75% (3)(6)	03/25/36	333,479	299,393

Structured Adjustable Rate Mortgage Loan Trust (06-4-5A1)

3.35% (3)(6)	05/25/36	1,663,206	1,468,049

Structured Adjustable Rate Mortgage Loan Trust (06-5-1A1)

3.74% (3)(6)	06/25/36	2,783,100	2,676,750

Structured Adjustable Rate Mortgage Loan Trust (07-1-1A1)

3.63% (3)	02/25/37	2,269,787	1,675,465

Structured Asset Mortgage Investments II Trust (07-AR4-A5)

0.37% (1 mo. USD LIBOR + 0.220%) (2)	09/25/47	20,369,216	18,351,391

Structured Asset Securities Corp. (05-2XS-1A5B)

5.15%	02/25/35	13,726	13,932

Suntrust Adjustable Rate Mortgage Loan Trust (07-2-2A1)

3.82% (3)(6)	04/25/37	128,531	93,439

Suntrust Adjustable Rate Mortgage Loan Trust (07-3-1A1)

3.80% (3)	06/25/37	3,878	3,272

Suntrust Adjustable Rate Mortgage Loan Trust (07-S1-2A1)

3.61% (3)	01/25/37	401,967	403,981

Wachovia Mortgage Loan Trust LLC (06-AMN1-A3)

0.39% (1 mo. USD LIBOR + 0.240%) (2)	08/25/36	6,854,789	3,528,060

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

WaMu Mortgage Pass-Through Certificates (04-AR14-A1)

3.83% (3)	01/25/35	$3,778,870	$3,834,802

WaMu Mortgage Pass-Through Certificates (05-AR13-A1A1)

0.44% (1 mo. USD LIBOR + 0.290%) (2)	10/25/45	5,038,354	5,012,183

WaMu Mortgage Pass-Through Certificates (05-AR13-A1A2)

2.33% (12 mo. Monthly Treasury Average Index + 1.450%) (2)	10/25/45	406,026	391,520

WaMu Mortgage Pass-Through Certificates (05-AR14-2A1)

3.38% (3)	12/25/35	1,001,699	990,238

WaMu Mortgage Pass-Through Certificates (05-AR18-1A1)

3.66% (3)	01/25/36	1,382,993	1,373,734

WaMu Mortgage Pass-Through Certificates (05-AR2-2A1A)

0.46% (1 mo. USD LIBOR + 0.310%) (2)	01/25/45	149,464	144,533

WaMu Mortgage Pass-Through Certificates (05-AR9-A1A)

0.79% (1 mo. USD LIBOR + 0.640%) (2)	07/25/45	8,278,039	8,101,410

WaMu Mortgage Pass-Through Certificates (06-AR1-2A1A)

1.95% (12 mo. Monthly Treasury Average Index + 1.070%) (2)	01/25/46	10,882,048	10,420,105

WaMu Mortgage Pass-Through Certificates (06-AR11-1A)

1.84% (12 mo. Monthly Treasury Average Index + 0.960%) (2)(6)	09/25/46	3,135,690	2,847,096

WaMu Mortgage Pass-Through Certificates (06-AR17-1A1A)

1.83% (12 mo. Monthly Treasury Average Index + 0.810%) (2)	12/25/46	3,747,880	3,501,231

WaMu Mortgage Pass-Through Certificates Trust (05-AR11-A1A)

0.47% (1 mo. USD LIBOR + 0.320%) (2)	08/25/45	12,008,801	11,452,566

Washington Mutual Alternative Mortgage Pass-Through Certificates (02-AR1-1A1)

3.79% (3)	11/25/30	77,478	77,335

Washington Mutual Alternative Mortgage Pass-Through Certificates (06-1-3A2)

5.75% (6)	02/25/36	778,193	722,378

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-1A1)

0.75% (1 mo. USD LIBOR + 0.600%) (2)(6)	07/25/36	$1,726,734	$1,107,649

Washington Mutual Alternative Mortgage Pass-Through Certificates (06-AR10-A2A)

0.32% (1 mo. USD LIBOR + 0.170%) (2)	12/25/36	3,042,134	2,859,321

Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA3-5A)

1.78% (11th District Cost of Funds + 1.250%) (2)	04/25/47	1,308,571	1,227,334

Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OC2-A3)

0.46% (1 mo. USD LIBOR + 0.310%) (2)	06/25/37	3,742,207	3,540,585

Washington Mutual Asset-Backed Certificates (06-HE1-2A4)

0.43% (1 mo. USD LIBOR + 0.280%) (2)	04/25/36	5,782,866	5,423,331

Wells Fargo Home Equity Asset-Backed Securities (06-3-A2)

0.30% (1 mo. USD LIBOR + 0.150%) (2)	01/25/37	554,192	545,382

Wells Fargo Home Equity Asset-Backed Securities (07-1-A3)

0.47% (1 mo. USD LIBOR + 0.320%) (2)	03/25/37	5,521,000	4,906,126

Wells Fargo Mortgage-Backed Securities Trust (06-AR11-A6)

3.14% (3)(6)	08/25/36	1,764,951	1,693,978

Wells Fargo Mortgage-Backed Securities Trust (07-AR4-A1)

3.45% (3)(6)	08/25/37	139,327	137,395

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $1,266,460,278)			1,384,154,910

U.S. TREASURY SECURITIES — 10.1%

U.S. Treasury Bond

1.38%	08/15/50	309,225,000	290,454,078

U.S. Treasury Note

0.25%	09/30/25	322,343,000	320,403,913

0.25%	10/31/25	52,035,000	51,701,651

0.63%	08/15/30	106,468,000	104,147,333

Total U.S. Treasury Securities

(Cost: $781,745,824)			766,706,975

Total Fixed Income Securities

(Cost: $6,673,180,359)			6,938,487,606

Issues		Shares	Value

MONEY MARKET INVESTMENTS — 1.1%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.30% (8)		82,965,629	$82,965,629

Total Money Market Investments

(Cost: $82,965,629)			82,965,629

	Maturity Date	Principal Amount

SHORT TERM INVESTMENTS — 26.2%

U.S. Treasury Securities — 26.2%

U.S. Cash Management Bill

0.07% (9)	01/19/21	$100,000,000	99,983,750

0.08% (9)	02/16/21	200,000,000	199,949,944

0.08% (9)	02/23/21	100,000,000	99,973,947

0.13% (9)	01/26/21	75,000,000	74,976,980

U.S. Treasury Bill

0.10% (9)	04/01/21	75,000,000	74,967,968

0.09% (9)	02/11/21	75,000,000	74,980,013

0.07% (9)	11/27/20	210,000,000	209,987,967

0.09% (9)	12/10/20	50,000,000	49,995,380

0.07% (9)	12/03/20	125,000,000	124,991,927

0.07% (9)	01/07/21	50,000,000	49,993,125

0.09% (9)	01/14/21	125,000,000	124,977,825

0.09% (9)	01/21/21	150,000,000	149,970,832

0.09% (9)	02/04/21	100,000,000	99,975,195

0.09% (9)	01/28/21	550,000,000	549,877,047

Total U.S. Treasury Securities

(Cost: $1,984,516,446)			1,984,601,900

Total Short Term Investments

(Cost: $1,984,516,446)			1,984,601,900

Total Investments (118.8%)

(Cost: $8,740,662,434)			9,006,055,135

Liabilities in Excess of Other Assets (-18.8%)			(1,424,149,902)

Net Assets (100.0%)			$7,581,905,233

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
4,202	5-Year U.S. Treasury Note Futures	12/31/20	$529,262,153	$527,777,768	$(1,484,385)
2,552	U.S. Ultra Long Bond Futures	12/21/20	569,681,789	548,680,000	(21,001,789)

			$1,098,943,942	$1,076,457,768	$(22,486,174)

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
ARM	Adjustable Rate Mortgage.
CLO	Collateralized Loan Obligation.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
P/O	Principal Only Security.
TAC	Target Amortization Class.
TBA	To Be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2020, the value of these securities amounted to $597,489,214 or 7.9% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2020.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	Security is not accruing interest.
(5)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2020.
(9)	Rate shown represents yield-to-maturity.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Agency	52.0%
U.S. Treasury Securities	36.3
Residential Mortgage-Backed Securities — Non-Agency	18.3
Commercial Mortgage-Backed Securities — Non-Agency	4.8
Commercial Mortgage-Backed Securities — Agency	4.4
Asset-Backed Securities	1.9
Money Market Investments	1.1
Other*	(18.8)

Total	100.0%

*	Includes capstock, futures, pending trades, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$146,475,026	$—	$146,475,026
Commercial Mortgage-Backed Securities — Agency	—	330,432,603	—	330,432,603
Commercial Mortgage-Backed Securities — Non-Agency	—	365,434,771	—	365,434,771
Residential Mortgage-Backed Securities — Agency	—	3,945,283,321	—	3,945,283,321
Residential Mortgage-Backed Securities — Non-Agency	—	1,380,540,375	3,614,535	1,384,154,910
U.S. Treasury Securities	766,706,975	—	—	766,706,975

Total Fixed Income Securities	766,706,975	6,168,166,096	3,614,535	6,938,487,606

Money Market Investments	82,965,629	—	—	82,965,629
Short-Term Investments	1,984,601,900	—	—	1,984,601,900

Total Investments	$2,834,274,504	$6,168,166,096	$3,614,535	$9,006,055,135

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(22,486,174)	$—	$—	$(22,486,174)

Total	$(22,486,174)	$—	$—	$(22,486,174)

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2020

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)	TCW Global Bond Fund
ASSETS
Investments, at Value (2)	$1,979,092,776	$1,230,331	$22,849,799
Investment in Affiliated Issuers, at Value	—	—	691,609	(3)
Foreign Currency, at Value	—	—	7,832	(4)
Receivable for Securities Sold	7,242,876	—	—
Receivable for Sale of When-Issued Securities	97,118,356	—	726,117
Receivable for Fund Shares Sold	2,498,184	—	24,870
Interest and Dividends Receivable	4,755,663	6,726	179,068
Receivable from Investment Advisor	179,845	17,892	23,269
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—	—	35,562
Receivable for Daily Variation Margin on Open Futures Contracts	7,296	—	—
Cash Collateral Held for Brokers	2,817,987	—	93,000
Prepaid Expenses	66,394	142	4,058

Total Assets	2,093,779,377	1,255,091	24,635,184

LIABILITIES
Distributions Payable	1,680,200	—	34,808
Payable for Securities Purchased	186,075,272	5,000	334,963
Payable for Purchase of When-Issued Securities	316,804,773	—	2,384,083
Payable for Fund Shares Redeemed	1,577,987	—	—
Accrued Capital Gain Withholding Taxes	—	—	670
Accrued Directors’ Fees and Expenses	1,000	1,000	1,000
Deferred Accrued Directors’ Fees and Expenses	1,250	1,250	1,250
Accrued Management Fees	536,818	499	9,207
Accrued Distribution Fees	51,580	101	2,333
Interest Payable on Swap Agreements	—	159	—
Payable Daily Variation Margin on Open Futures Contracts	—	—	142
Open Swap Agreements, at Value	—	24,161	—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—	—	19,021
Transfer Agent Fees Payable	13,364	4,598	3,143
Administration Fee Payable	40,242	11,961	4,348
Audit Fees Payable	46,667	25,498	31,612
Accounting Fees Payable	23,263	9,635	770
Custodian Fees Payable	18,321	4,540	13,769
Other Accrued Expenses	182,665	1,185	—

Total Liabilities	507,053,402	89,587	2,841,119

NET ASSETS	$1,586,725,975	$1,165,504	$21,794,065

NET ASSETS CONSIST OF:
Paid-in Capital	$1,509,003,709	$1,366,296	$20,385,695
Accumulated Earnings (Loss)	77,722,266	(200,792)	1,408,370

NET ASSETS	$1,586,725,975	$1,165,504	$21,794,065

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$1,344,787,442	$693,142	$10,822,234

N Class Share	$241,938,429	$472,362	$10,971,831

Plan Class Share	$104	$—	$—

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	112,250,760	159,111	1,014,924

N Class Share	20,242,377	108,521	1,029,333

Plan Class Share	9	—	—

NET ASSET VALUE PER SHARE: (6)
I Class Share	$11.98	$4.36	$10.66

N Class Share	$11.95	$4.35	$10.66

Plan Class Share	$12.06	$—	$—

(1)	Consolidated Statement of Assets and Liabilities (See Note 2).
(2)

The identified cost for the TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund at October 31, 2020 was $1,936,582,353, $1,215,141 and $22,084,040, respectively.

(3)	The identified cost for the TCW Global Bond Fund at October 31, 2020 was $696,358.
(4)	The identified cost for the TCW Global Bond Fund at October 31, 2020 was $7,940.
(5)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class, N Class and Plan Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2020

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
ASSETS
Investments, at Value (1)	$100,855,708	$7,830,141	$9,006,055,135
Cash	4,832	—	—
Receivable for Securities Sold	622,586	34,743	1,007,373
Receivable for Sale of When-Issued Securities	101,620	—	583,656,848
Receivable for Fund Shares Sold	5,255,215	—	17,284,066
Interest and Dividends Receivable	976,275	23,664	12,707,202
Receivable from Investment Advisor	32,098	22,492	744,188
Receivable for Daily Variation Margin on Open Financial Futures Contracts	24,358	709	—
Cash Collateral Held for Brokers	267,000	17,000	38,111,000
Prepaid Expenses	17,105	11,222	214,097

Total Assets	108,156,797	7,939,971	9,659,779,909

LIABILITIES
Distributions Payable	307,833	4,474	14,031,629
Payable for Securities Purchased	2,658,684	176,706	132,745,108
Payable for Purchase of When-Issued Securities	1,180,422	—	1,920,026,306
Payable for Fund Shares Redeemed	114,296	224	5,226,895
Accrued Directors’ Fees and Expenses	1,000	1,000	1,000
Deferred Accrued Directors’ Fees and Expenses	1,250	1,250	1,250
Accrued Management Fees	36,685	2,323	2,565,993
Accrued Distribution Fees	3,560	—	391,436
Payable to Broker — Variation Margin on Open Futures Contracts	—	—	1,552,751
Transfer Agent Fees Payable	5,194	1,766	63,473
Administration Fee Payable	4,965	4,087	170,105
Audit Fees Payable	21,932	41,321	104,173
Accounting Fees Payable	6,654	688	108,268
Custodian Fees Payable	10,037	6,937	23,518
Other Accrued Expenses	8,974	1,148	862,771

Total Liabilities	4,361,486	241,924	2,077,874,676

NET ASSETS	$103,795,311	$7,698,047	$7,581,905,233

NET ASSETS CONSIST OF:
Paid-in Capital	$103,142,297	$7,933,839	$7,237,949,046
Accumulated Earnings (Loss)	653,014	(235,792)	343,956,187

NET ASSETS	$103,795,311	$7,698,047	$7,581,905,233

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$85,990,052	$7,698,047	$5,737,735,549

N Class Share	$17,805,259	$—	$1,844,169,581

Plan Class Share	$—	$—	$103

CAPITAL SHARES OUTSTANDING: (2)
I Class Share	12,910,141	894,867	548,777,787

N Class Share	2,656,669	—	171,120,645

Plan Class Share	—	—	10

NET ASSET VALUE PER SHARE: (3)
I Class Share	$6.66	$8.60	$10.46

N Class Share	$6.70	$—	$10.78

Plan Class Share	$—	$—	$10.50

(1)	The identified cost for the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2020 was $100,357,377, $7,833,191 and $8,740,662,434, respectively.
(2)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class, N Class and Plan Class shares.
(3)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2020

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)	TCW Global Bond Fund
INVESTMENT INCOME
Income:
Dividends from Investment in Affiliated Issuers	$—	$—	$23,443
Interest	29,697,085	33,711	551,063	(2)

Total	29,697,085	33,711	574,506

Expenses:
Management Fees	5,491,166	6,625	92,893
Accounting Services Fees	74,116	40,751	3,751
Administration Fees	154,369	33,569	17,051
Transfer Agent Fees:
I Class	758,026	8,533	6,370
N Class	244,386	9,613	7,783
Plan Class	501	—	—
Custodian Fees	64,506	16,741	54,376
Professional Fees	82,027	25,883	51,599
Directors’ Fees and Expenses	40,697	40,697	40,697
Registration Fees:
I Class	48,429	440	18,142
N Class	22,876	440	18,149
Plan Class	9,587	—	—
Distribution Fees:
N Class	600,279	1,142	23,314
Shareholder Reporting Expense	6,603	1,239	1,346
Other	104,235	8,211	8,923

Total	7,701,803	193,884	344,394

Less Expenses Borne by Investment Advisor:
I Class	217,474	108,761	104,316
N Class	304,217	77,003	115,952
Plan Class	10,089	—	—

Net Expenses	7,170,023	8,120	124,126

Net Investment Income	22,527,062	25,591	450,380

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	47,900,261	10,216	300,691	(3)
Foreign Currency	59,418	—	5,713
Foreign Currency Forward Contracts	1,544,558	—	106,035
Futures Contracts	7,279,661	—	154,066
Options Written	290,468	—	—
Swap Agreements	69,582	(64,317)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	8,645,874	(17,784)	456,836	(4)
Foreign Currency	—	—	4,491
Foreign Currency Forward Contracts	(70,399)	—	19,930
Futures contracts	273,380	—	24,260
Investments in Affiliated Issuers	—	—	(18,643)
Swap Agreements	145,100	(32,640)	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	66,137,903	(104,525)	1,053,379

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$88,664,965	$(78,934)	$1,503,759

(1)	Consolidated Statement of Operations (See Note 2).
(2)	Net of foreign taxes withheld of $2,841 for the TCW Global Bond Fund.
(3)	Net of capital gain withholding taxes of $730 for the TCW Global Bond Fund.
(4)	Net of capital gain withholding taxes of $670 for the TCW Global Bond Fund.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2020

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
INVESTMENT INCOME
Income:
Interest	$1,995,140	$184,367	$194,764,559

Total	1,995,140	184,367	194,764,559

Expenses:
Management Fees	212,486	28,434	28,076,993
Accounting Services Fees	27,252	2,840	333,263
Administration Fees	19,000	16,192	662,075
Transfer Agent Fees:
I Class	34,059	10,658	4,721,075
N Class	17,742	—	863,554
Plan Class	—	—	501
Custodian Fees	40,752	25,157	80,001
Professional Fees	36,255	72,551	231,084
Directors’ Fees and Expenses	40,697	40,696	40,697
Registration Fees:
I Class	21,095	21,151	147,201
N Class	19,259	—	39,290
Plan Class	—	—	9,589
Distribution Fees:
N Class	25,781	—	2,680,140
Shareholder Reporting Expense	3,747	—	13,982
Other	9,854	7,129	760,259

Total	507,979	224,808	38,659,704

Less Expenses Borne by Investment Advisor:
I Class	153,165	189,063	3,390,238
N Class	69,375	—	728,016
Plan Class	—	—	10,091

Net Expenses	285,439	35,745	34,531,359

Net Investment Income	1,709,701	148,622	160,233,200

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	651,928	20,547	216,186,755
Foreign Currency	—	380	(39,389)
Foreign Currency Forward Contracts	—	7,019	1,933,359
Futures Contracts	62,012	(7,451)	48,940,033
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	433,278	735	22,332,634
Foreign Currency Forward Contracts	—	151	(611,710)
Futures contracts	160,613	3,037	(19,340,572)

Net Realized and Unrealized Gain (Loss) on Investments	1,307,831	24,418	269,401,110

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,017,532	$173,040	$429,634,310

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Core Fixed Income Fund		TCW Enhanced Commodity Strategy Fund (1)
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
OPERATIONS
Net Investment Income	$22,527,062	$31,432,766	$25,591	$45,326
Net Realized Gain (Loss) on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	57,143,948	39,791,873	(54,101)	(154,267)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Swap Contracts	8,993,955	57,264,724	(50,424)	72,663

Increase (Decrease) in Net Assets Resulting from Operations	88,664,965	128,489,363	(78,934)	(36,278)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(27,086,856)	(32,114,075)	(43,907)	(37,641)

NET CAPITAL SHARE TRANSACTIONS
I Class	347,782,943	(104,699,096)	26,314	(411,333)
N Class	(9,637,861)	(50,891,451)	17,593	14,276
Plan Class	101	—	—	—

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	338,145,183	(155,590,547)	43,907	(397,057)

Increase (Decrease) in Net Assets	399,723,292	(59,215,259)	(78,934)	(470,976)
NET ASSETS
Beginning of year	1,187,002,683	1,246,217,942	1,244,438	1,715,414

End of year	$1,586,725,975	$1,187,002,683	$1,165,504	$1,244,438

(1)	Consolidated Statement of Changes in Net Assets (See Note 2).

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Bond Fund		TCW High Yield Bond Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
OPERATIONS
Net Investment Income	$450,380	$411,413	$1,709,701	$747,059
Net Realized Gain on Investments, Futures Contracts and Foreign Currency Transactions	566,505	305,502	713,940	461,778
Net Change in Unrealized Appreciation on Investments, Futures Contracts and Foreign Currency Transactions	486,874	928,645	593,891	517,478

Increase in Net Assets Resulting from Operations	1,503,759	1,645,560	3,017,532	1,726,315

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(702,102)	(259,828)	(1,907,838)	(825,624)

NET CAPITAL SHARE TRANSACTIONS
I Class	1,042,393	140,432	65,450,989	11,287,545
N Class	2,284,473	158,015	7,748,174	4,508,320

Increase in Net Assets Resulting from Net Capital Shares Transactions	3,326,866	298,447	73,199,163	15,795,865

Increase in Net Assets	4,128,523	1,684,179	74,308,857	16,696,556
NET ASSETS
Beginning of year	17,665,542	15,981,363	29,486,454	12,789,898

End of year	$21,794,065	$17,665,542	$103,795,311	$29,486,454

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
OPERATIONS
Net Investment Income	$148,622	$190,494	$160,233,200	$213,239,830
Net Realized Gain on Investments, Futures Contracts and Foreign Currency Transactions	20,495	59,703	267,020,758	240,421,210
Net Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	3,923	(4,771)	2,380,352	196,320,175

Increase in Net Assets Resulting from Operations	173,040	245,426	429,634,310	649,981,215

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(95,527)	(198,576)	(195,474,335)	(252,214,448)
Return of Capital	(23,540)	—	—	—

Total Distributions to Shareholders	(119,067)	(198,576)	(195,474,335)	(252,214,448)

NET CAPITAL SHARE TRANSACTIONS
I Class	2,000,194	(1,683,057)	631,409,495	(1,022,016,161)
N Class	—	—	854,720,881	(223,544,484)
Plan Class	—	—	101	—

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	2,000,194	(1,683,057)	1,486,130,477	(1,245,560,645)

Increase (Decrease) in Net Assets	2,054,167	(1,636,207)	1,720,290,452	(847,793,878)
NET ASSETS
Beginning of year	5,643,880	7,280,087	5,861,614,781	6,709,408,659

End of year	$7,698,047	$5,643,880	$7,581,905,233	$5,861,614,781

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 18 no-load mutual funds (each series a “Fund” and collectively the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has distinct investment objectives and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified Fixed Income Funds

TCW Core Fixed Income Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. The Fund may also invest up to 5% of its net assets in below investment grade bonds (commonly known as “junk bonds”).

TCW Enhanced Commodity Strategy Fund	Seeks total return which exceeds that of its commodity benchmark by investing primarily in commodity-linked derivative instruments backed by a portfolio of fixed income instruments. The average duration of the Fixed Income Instruments held by the Fund is not expected to exceed 3 years, under normal market conditions. The Fund may invest up to 5% of its net assets in below investment grade bonds, commonly known as “junk bonds”. The Fund may invest up to 15% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 5% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 5% of its assets in emerging market securities.

TCW Global Bond Fund	Seeks total return by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. Under normal market conditions, the Fund invests in securities of issuers located in at least three different countries (one of which may be the United States) and invests at least 30% of its net assets in securities of issuers located outside the United States. The Fund does not limit its investments to a particular credit or ratings category and may invest up to 35% of its net assets in below investment grade bonds, commonly referred to as “junk bonds”.

TCW Funds, Inc.

October 31, 2020

Note 1 — Organization (Continued)

TCW Fund	Investment Objectives and Principal Investment Strategies
TCW High Yield Bond Fund	Seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield/below investment grade bonds, commonly known as “junk bonds”. The Fund may invest up to 20% of its net assets in equity securities (including common stock and convertible and non-convertible preferred stocks) and bank loans of companies in the high yield universe.

TCW Short Term Bond Fund	Seeks to maximize current income by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of debt securities of varying maturities, including bonds, notes and other similar fixed income instruments issued by governmental or private sector issuers. The Fund may also invest up to 10% of its net assets in below investment grade bonds, commonly known as “junk bonds”. Under normal market conditions, the portfolio managers seek to construct an investment portfolio with a dollar-weighted average duration of no more than two years.

TCW Total Return Bond Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities; invests at least 50% of the value in securitized obligations guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations, privately issued mortgage-backed and asset-backed securities rated at time of investment Aa3 or higher by Moody’s Investors Service, Inc., AA- or higher by S&P Global Ratings or the equivalent by any other nationally recognized statistical organization, other obligations of the U.S. government or its agencies, instrumentalities or sponsored corporations, and money market instruments. Under normal market conditions, the portfolio managers seek to construct an investment portfolio with a weighted average duration of no more than eight years.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

All of the Funds currently offer two classes of shares: Class I shares and Class N shares, except for the TCW Short Term Bond Fund, which only offers Class I shares, and the TCW Core Fixed Income Fund and TCW Total Return Bond Fund, which also offer Plan Class shares. The three classes are substantially the same except that the Class N shares are subject to a distribution fee (see Note 7).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services—Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Principles of Consolidation:    The TCW Cayman Enhanced Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the TCW Enhanced Commodity Strategy Fund (the “Parent”) in order to effect certain investments for the Parent consistent with the Parent’s investment objectives and policies as specified in its prospectus and statement of additional information. The accompanying financial statements are consolidated and include the accounts of the Subsidiary. The Parent may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2020 were $230,158 or 19.75% of the Parent’s consolidated net assets. Intercompany balances and transactions have been eliminated in consolidation.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ. Investments in open-end mutual funds including money market funds are valued based on the NAV per share as reported by the investment companies. All other securities traded over the counter (“OTC”) for which market quotations are readily available including short-term securities, are valued with prices furnished by independent pricing services or by broker dealers.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Company’s Board of Directors (the “Board,” and each member thereof, a “Director”) and under the general oversight of the Board.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized

TCW Funds, Inc.

October 31, 2020

Note 2 — Significant Accounting Policies (Continued)

to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Foreign currency contracts.    The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized in Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized in Level 2; otherwise, the fair values are categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 1 or Level 2 of the fair value hierarchy.

Total return swaps.    Total return swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized in Level 3.

The summary of the inputs used as of October 31, 2020 is listed after the Schedule of Investments for each Fund.

TCW Funds, Inc.

October 31, 2020

Note 2 — Significant Accounting Policies (Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	TCW Core Fixed Income Fund	TCW Global Bond Fund	TCW High Yield Bond Fund	TCW Total Return Bond Fund
Balance as of October 31, 2019	$984,406	$104,216	$25,245	$4,916,586
Accrued Discounts (Premiums)	(594)	18,651	—	(746,566)
Realized Gain (Loss)	107,723	—	—	79,144
Net Change in Unrealized Appreciation (Depreciation)	(77,136)	(14,720)	(23,565)	(544,115)
Purchases	—	—	23,100	58,080
Sales	(1,014,399)	—	—	(148,594)
Transfers in to Level 3	—	—	12,545 (1)	—
Transfers out of Level 3	—	—	—	—

Balance as of October 31, 2020	$—	$108,147	$37,325	$3,614,535

Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2020	$—	$(14,720)	$(23,565)	$(553,383)

(1)	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuations inputs for Level 3 investments as of October 31, 2020 are as follows:

Description	Fair Value at 10/31/2020	Valuation Techniques	Unobservable Input	Price or Price Range	Average Weighted Price
TCW Global Bond Fund
Residential Mortgage-Backed Securities — Non-Agency	$108,147	Third-party Vendor	Vendor Prices	$8.640	$8.640
TCW High Yield Bond Fund
Bank Loans	$37,016	Third-party Vendor	Vendor Prices	$59–$94.125	$67.30
Common Stock	$309	Third-party Vendor	Vendor Prices	$0.055	$0.055
TCW Total Return Bond Fund
Residential Mortgage-Backed Securities — Non-Agency	$4,537	Third-party Vendor	Vendor Prices	$6.878	$6.878
Residential Mortgage-Backed Securities — Non-Agency (Interest Only, Collateral Strip Rate Securities)	$3,609,998	Third-party Vendor	Vendor Prices	$0.643–2.285	$1.568

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of a Fund based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class-specific fees and expenses will result in differences in net investment income, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Enhanced Commodity Strategy Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Capital gains realized by a Fund will be distributed at least annually.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, derivative transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

TCW Funds, Inc.

October 31, 2020

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2020 , the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories:

TCW Core Fixed Income Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities
Asset Derivatives
Futures Contracts (1)	$—	$—	$—	$43,131	$43,131

Total Value	$—	$—	$—	$43,131	$43,131

Liability Derivatives
Futures Contracts (1)	$—	$—	$—	$(21,874)	$(21,874)

Total Value	$—	$—	$—	$(21,874)	$(21,874)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$1,544,558	$—	$1,544,558
Futures Contracts	—	—	—	7,279,661	7,279,661
Options Written	—	—	—	290,468	290,468
Swap Agreements	—	—	—	69,582	69,582

Net Realized Gain (Loss)	$—	$—	$1,544,558	$7,639,711	$9,184,269

Net Change in Appreciation (Depreciation)
Forward Contracts	—	$—	$(70,399)	$—	$(70,399)
Futures Contracts	—	—	—	273,380	273,380
Swap Agreements	—	—	—	145,100	145,100

Net Change in Appreciation (Depreciation)	$—	$—	$(70,399)	$418,480	$348,081

Number of Contracts or Notional Amounts(2)
Forward Currency Contracts	$ —	$ —	$22,888,543	$ —	$22,888,543
Futures Contracts	—	—	—	721	721
Swap Agreements	$ —	$ —	$ —	$133,211,667	$133,211,667
Options Written	—	—	—	145	145

TCW Enhanced Commodity Strategy Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities
Liability Derivatives
Swap Agreements	—	(24,161)	—	—	(24,161)

Total Value	$—	$(24,161)	$—	$—	$(24,161)

Statement of Operations:
Net Realized Gain (Loss)
Swap Agreements	—	(64,317)	—	—	(64,317)

Net Realized Gain (Loss)	$—	$(64,317)	$—	$—	$(64,317)

Net Change in Appreciation (Depreciation)
Swap Agreements	—	(32,640)	—	—	(32,640)

Net Change in Appreciation (Depreciation)	$—	$(32,640)	$—	$—	$(32,640)

Notional Amounts (2)
Swap Agreements	—	1,122,463	—	—	1,122,463

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Global Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities
Asset Derivatives
Forward Contracts	$—	$—	$35,562	$—	$35,562

Total Value	$—	$—	$35,562	$—	$35,562

Liability Derivatives
Forward Contracts	$—	$—	$(19,021)	$—	$(19,021)
Futures Contracts (1)	—	—	—	(911)	(911)

Total Value	$—	$—	$(19,021)	$(911)	$(19,932)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$106,035	$—	$106,035
Futures Contracts	—	—	—	154,066	154,066

Net Realized Gain (Loss)	$—	$—	$106,035	$154,066	$260,101

Net Change in Appreciation (Depreciation)
Forward Contracts	—	—	19,930	—	19,930
Futures Contracts	—	—	—	24,260	24,260

Net Change in Appreciation (Depreciation)	$—	$—	$19,930	$24,260	$44,190

Number of Contracts or Notional Amounts (2)
Forward Currency Contracts	—	—	5,941,250	—	5,941,250
Futures Contracts	—	—	—	13	13

TCW High Yield Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities
Asset Derivatives
Futures Contracts (1)	$—	$—	$—	$191,037	$191,037

Total Value	$—	$—	$—	$191,037	$191,037

Statement of Operations:
Net Realized Gain (Loss)
Futures Contracts	$—	$—	$—	$62,012	$62,012

Net Realized Gain (Loss)	$—	$—	$—	$62,012	$62,012

Net Change in Appreciation (Depreciation)
Futures Contracts	$—	$—	$—	$160,613	$160,613

Net Change in Appreciation (Depreciation)	$—	$—	$—	$160,613	$160,613

Number of Contracts
Futures Contracts	—	—	—	63	63

TCW Funds, Inc.

October 31, 2020

Note 2 — Significant Accounting Policies (Continued)

TCW Short Term Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities
Asset Derivatives
Futures Contracts (1)	$—	$—	$—	$2,202	$2,202

Total Value	$—	$—	$—	$2,202	$2,202

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$7,019	$—	$7,019
Futures Contracts	—	—	—	(7,451)	(7,451)

Net Realized Gain (Loss)	$—	$—	$7,019	$(7,451)	$(432)

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$151	$—	$151
Futures Contracts	—	—	—	3,037	3,037

Net Change in Appreciation (Depreciation)	$—	$—	$151	$3,037	$3,188

Number of Contracts or Notional Amounts (2)
Forward Currency Contracts	$ —	$ —	$ 140,615	$ —	$ 140,615
Futures Contracts	—	—	—	7	7

TCW Total Return Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities
Liability Derivatives
Futures Contracts (1)	$—	$—	$—	$(22,486,174)	$(22,486,174)

Total Value	$—	$—	$—	$(22,486,174)	$(22,486,174)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$1,933,359	$—	$1,933,359
Futures Contracts	—	—	—	48,940,033	48,940,033

Net Realized Gain (Loss)	$—	$—	$1,933,359	$48,940,033	$50,873,392

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$(611,710)	$—	$(611,710)
Futures Contracts	—	—	—	(19,340,572)	(19,340,572)

Net Change in Appreciation (Depreciation)	$—	$—	$(611,710)	$(19,340,572)	$(19,952,282)

Number of Contracts or Notional Amounts (2)
Forward Currency Contracts	$ —	$ —	$59,685,086	$ —	$59,685,086
Futures Contracts	—	—	—	9,649	9,649

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2020 is reported within the Statement of Assets and Liabilities.

(2)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2020.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

For OTC derivatives, the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”)

TCW Funds, Inc.

October 31, 2020

Note 2 — Significant Accounting Policies (Continued)

No. 2013-01, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

Master Agreements and Netting Arrangements.    Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The following table presents the Funds’ OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral received by the Funds as of October 31, 2020:

TCW Enhanced Commodity Strategy Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Credit Suisse International	$—	$(24,161)	$(24,161)	$—	$(24,161)

Total	$—	$(24,161)	$(24,161)	$—	$(24,161)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Global Bond Fund
Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Goldman Sachs & Co.	13,377	(3,899)	$9,478	$—	$9,478
State Street Bank & Trust Co.	22,185	(15,122)	7,063	—	7,063

Total	$35,562	$(19,021)	$16,541	$—	$16,541

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Note 3 — Portfolio Investments

Mortgage-Backed Securities:    The Funds may invest in MBS which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Funds may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets

TCW Funds, Inc.

October 31, 2020

Note 3 — Portfolio Investments (Continued)

experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation- related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in values. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Funds’ existing portfolios. In when-issued, delayed-delivery, TBA or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage,

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Dollar Roll Transactions:    The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the MBS market. A dollar roll transaction involves a simultaneous sale of securities by a Fund with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by a Fund may decline below the repurchase price of the security and the counterparties may potentially be unable to complete the transaction. There were no such transactions by the Funds for the year ended October 31, 2020.

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2020.

Reverse Repurchase Agreements:    The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. There were no reverse repurchase agreements outstanding during the year ended October 31, 2020.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2020.

Derivatives:

Forward Foreign Currency Contracts:    The Funds enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market

TCW Funds, Inc.

October 31, 2020

Note 3 — Portfolio Investments (Continued)

daily and the change in market value is recorded by the Funds as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund entered into forward foreign currency contracts during the year to hedge against the foreign currency exposure within the Funds. Outstanding foreign currency forward contracts at October 31, 2020 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund utilized futures during the year ended October 31, 2020 to help manage interest rate duration of those Funds. Futures contracts outstanding at October 31, 2020 are listed on the Schedule of Investments.

Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expired are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

During the year ended October 31, 2020, the TCW Core Fixed Income Fund held written options.

Swap Agreements.    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

TCW Funds, Inc.

October 31, 2020

Note 3 — Portfolio Investments (Continued)

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk—or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so called market-access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2020, the TCW Core Fixed Income Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk); the TCW Enhanced Commodity Strategy Fund used total return swap agreements to gain exposure to the commodity market.

Note 4 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed Securities Risk:    Each Fund may invest in mortgage-backed securities. The values of some mortgage-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the

TCW Funds, Inc.

October 31, 2020

Note 4 — Risk Considerations (Continued)

principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Certain Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Commodities Risk:    The TCW Enhanced Commodity Strategy Fund has exposure to commodity markets through its investments in total return swap agreements. Therefore, the price of its shares is affected by factors particular to the commodity markets and may decline and fluctuate more than the price of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currencies have declined in value relative to the U.S. dollar.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

Foreign Investment Risk:    The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

LIBOR Risk:    The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19):    Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization officially declared in March 2020 that the COVID-19 outbreak formally constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, have imposed and continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets. Among other things, these unprecedented developments have resulted in: (i) material reductions in demand across most categories of consumers and businesses; (ii) dislocation (or, in some cases, a complete halt) in the credit and capital markets; (iii) labor force and operational disruptions; (iv) slowing or complete

TCW Funds, Inc.

October 31, 2020

Note 4 — Risk Considerations (Continued)

idling of certain supply chains and manufacturing activity; and (v) strain and uncertainty for businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports, and entertainment. The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The extent of COVID-19’s impact will depend on many factors, including the ultimate duration and scope of the public health emergency and the restrictive countermeasures being undertaken, as well as the effectiveness of other governmental, legislative, and financial and monetary policy interventions designed to mitigate the crisis and address its negative externalities, all of which are evolving rapidly and may have unpredictable results. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior.

The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on our investments and result in significant investment losses. The extent of the impact on business operations and performance of market participants and the companies in which we invest depends and will continue to depend on many factors, virtually all of which are highly uncertain and unpredictable, and this impact may include or lead to: (i) significant reductions in revenue and growth; (ii) unexpected operational losses and liabilities; (iii) impairments to credit quality; and (iv) reductions in the availability of capital. These same factors may limit the ability to source, research, and execute new investments, as well as to sell investments in the future, and governmental mitigation actions may constrain or alter existing financial, legal, and regulatory frameworks in ways that are adverse to the investment strategies we intend to pursue, all of which could materially diminish our ability to fulfill investment objectives. They may also impair the ability of the companies in which we invest or their counterparties to perform their respective obligations under debt instruments and other commercial agreements (including their ability to pay obligations as they become due), potentially leading to defaults with uncertain consequences, including the potential for defaults by borrowers under debt instruments held in a client’s portfolio. In addition, an extended period of remote working by the employees of the companies in which we invest subjects those companies to additional operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to cyberattacks that seek to exploit the COVID-19 pandemic, and the operational damage of any such events could potentially disrupt our business and reduce the value of our investments. The operations of securities markets may also be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements, and other factors related to a public health emergency, including the potential adverse impact on the health of any such entity’s personnel. These measures may also hinder normal business operations by impairing usual communication channels and methods, hampering the performance of administrative functions such as processing payments and invoices, and diminishing the ability to make accurate and timely projections of financial performance. Because our ability to execute transactions on behalf of the Funds is dependent upon the timely performance of multiple third parties, any interruptions in the business operations of those third parties could impair our ability to effectively implement a Fund’s investment strategies.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$29,951,449	$10,445,101	$40,396,550
TCW Enhanced Commodity Strategy Fund	3,919	2,093	6,012
TCW Global Bond Fund	696,074	270,114	966,188
TCW High Yield Bond Fund	407,157	—	407,157
TCW Total Return Bond Fund	45,472,713	37,218,358	82,691,071

At the end of the previous fiscal year ended October 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$2,834,577	$—	$2,834,577
TCW Enhanced Commodity Strategy Fund	12,088	1,591	13,679
TCW Global Bond Fund	263,635	205,856	469,491
TCW High Yield Bond Fund	118,403	—	118,403
TCW Short Term Bond Fund	22,787	—	22,787
TCW Total Return Bond Fund	38,910,864	—	38,910,864

Permanent differences incurred during the year ended October 31, 2020, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
TCW Core Fixed Income Fund	$2,377,508	$(7,907,866)	$5,530,358
TCW Enhanced Commodity Strategy Fund	4,266	(4,266)	—
TCW Global Bond Fund	(168,551)	151,900	16,651
TCW High Yield Bond Fund	152,098	(487,122)	335,024
TCW Short Term Bond Fund	(9,053)	9,053	—
TCW Total Return Bond Fund	6,357,013	(30,406,081)	24,049,068

TCW Funds, Inc.

October 31, 2020

Note 5 — Federal Income Taxes (Continued)

During the year ended October 31, 2020, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain		Return of Capital		Total Distributions
TCW Core Fixed Income Fund	$27,086,856	$		$		$27,086,856
TCW Enhanced Commodity Strategy Fund	42,313		1,594		—	43,907
TCW Global Bond Fund	496,144		205,958		—	702,102
TCW High Yield Bond Fund	1,907,838		—		—	1,907,838
TCW Short Term Bond Fund	95,527		—		23,540	119,067
TCW Total Return Bond Fund	195,474,335		—		—	195,474,335

During the previous fiscal year ended October 31, 2019, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Core Fixed Income Fund	$32,114,075	$—	$32,114,075
TCW Enhanced Commodity Strategy Fund	37,641	—	37,641
TCW Global Bond Fund	260,216	—	260,216
TCW High Yield Bond Fund	825,192	—	825,192
TCW Short Term Bond Fund	198,576	—	198,576
TCW Total Return Bond Fund	252,214,676	—	252,214,676

At October 31, 2020, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$44,531,489	$(5,525,574)	$39,005,915	$1,940,086,861
TCW Enhanced Commodity Strategy Fund	22,413	(7,222)	15,191	1,215,140
TCW Global Bond Fund	837,381	(361,072)	476,309	23,065,099
TCW High Yield Bond Fund	1,686,102	(1,132,412)	553,690	100,302,018
TCW Short Term Bond Fund	73,292	(26,839)	46,453	7,783,688
TCW Total Return Bond Fund	372,254,892	(96,958,148)	275,296,744	8,730,758,391

At October 31, 2020, the following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes:

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Short Term Bond Fund	54,087	223,686	277,773

The Funds did not have any unrecognized tax benefits at October 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2020. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.50%
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.40	% (1)

(1)	From November 1, 2019 through February 29, 2020, the management fee was 0.50%.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets.

TCW Core Fixed Income Fund
I Class	0.49%	(1)
N Class	0.70%	(1) (2)
P Class	0.44%	(1)
TCW Enhanced Commodity Strategy Fund
I Class	0.70%	(1)
N Class	0.75%	(1)
TCW Global Bond Fund
I Class	0.60%	(1)
N Class	0.70%	(1)
TCW High Yield Bond Fund
I Class	0.55%	(1)
N Class	0.80%	(1)
TCW Short Term Bond Fund
I Class	0.44%	(1)
TCW Total Return Bond Fund
I Class	0.49%	(1)
N Class	0.70%	(1) (3)
P Class	0.44%	(1)

(1)	These limitations are based on an agreement between the Advisor and Company.
(2)	This limitation was in effect March 1, 2020. From November 1, 2019, through February 29, 2020, the expense limitation was 0.73% for Class N.
(3)	This limitation was in effect March 1, 2020. From November 1, 2019, through February 29, 2020, the expense limitation was 0.79% for Class N.

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the

TCW Funds, Inc.

October 31, 2020

Note 7 — Distribution Plan (Continued)

plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2020 were as follows:

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$320,643,392	$279,412,160	$4,899,565,516	$4,638,277,445
TCW Enhanced Commodity Strategy Fund	136,413	303,668	296,830	446,135
TCW Global Bond Fund	14,234,920	11,107,484	35,157,394	34,402,554
TCW High Yield Bond Fund	112,619,972	48,187,368	—	—
TCW Short Term Bond Fund	2,880,857	2,378,452	6,363,689	6,577,463
TCW Total Return Bond Fund	1,393,672,568	571,986,739	16,659,438,805	16,843,114,326

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Core Fixed Income Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	52,707,857	$623,559,707	20,412,530	$224,801,039
Shares Issued upon Reinvestment of Dividends	1,870,022	21,920,091	2,215,980	24,276,889
Shares Redeemed	(25,332,375)	(297,696,855)	(32,398,242)	(353,777,024)

Net Increase (Decrease)	29,245,504	$347,782,943	(9,769,732)	$(104,699,096)

N Class	Shares	Amount	Shares	Amount
Shares Sold	6,245,822	$72,926,666	3,728,977	$40,890,099
Shares Issued upon Reinvestment of Dividends	317,229	3,699,131	474,381	5,181,391
Shares Redeemed	(7,425,673)	(86,263,658)	(8,883,465)	(96,962,941)

Net Decrease	(862,622)	$(9,637,861)	(4,680,107)	$(50,891,451)

Plan Class	Shares	Amount	Shares	Amount
Shares Sold	9	$100	—	$—
Shares Issued upon Reinvestment of Dividends	— (1)	1	—	—
Shares Redeemed	—	—	—	—

Net Increase	9	$101	—	$—

TCW Enhanced Commodity Strategy Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	—	$—	—	$—
Shares Issued upon Reinvestment of Dividends	6,298	26,314	4,371	20,916
Shares Redeemed	—	—	(92,757)	(432,249)

Net Increase (Decrease)	6,298	$26,314	(88,386)	$(411,333)

N Class	Shares	Amount	Shares	Amount
Shares Sold	—	$—	—	$—
Shares Issued upon Reinvestment of Dividends	4,223	17,593	2,986	14,276
Shares Redeemed	—	—	—	—

Net Increase	4,223	$17,593	2,986	$14,276

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

TCW Global Bond Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	72,459	$763,424	5,125	$49,122
Shares Issued upon Reinvestment of Dividends	36,988	373,807	12,018	117,727
Shares Redeemed	(9,427)	(94,838)	(2,718)	(26,417)

Net Increase	100,020	$1,042,393	14,425	$140,432

N Class	Shares	Amount	Shares	Amount
Shares Sold	226,745	$2,353,170	5,987	$61,058
Shares Issued upon Reinvestment of Dividends	33,347	337,539	9,971	97,600
Shares Redeemed	(38,171)	(406,236)	(65)	(643)

Net Increase	221,921	$2,284,473	15,893	$158,015

TCW High Yield Bond Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	12,579,884	$82,671,859	2,794,449	$17,909,893
Shares Issued upon Reinvestment of Dividends	196,895	1,287,679	70,867	448,646
Shares Redeemed	(2,879,180)	(18,508,549)	(1,112,414)	(7,070,994)

Net Increase	9,897,599	$65,450,989	1,752,902	$11,287,545

N Class	Shares	Amount	Shares	Amount
Shares Sold	2,944,513	$19,425,304	1,338,853	$8,560,656
Shares Issued upon Reinvestment of Dividends	55,222	362,371	47,067	299,769
Shares Redeemed	(1,861,336)	(12,039,501)	(681,680)	(4,352,105)

Net Increase	1,138,399	$7,748,174	704,240	$4,508,320

TCW Short Term Bond Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	1,544,093	$13,181,895	78,821	$676,100
Shares Issued upon Reinvestment of Dividends	15,279	130,949	19,359	166,401
Shares Redeemed	(1,321,794)	(11,312,650)	(293,559)	(2,525,558)

Net Increase (Decrease)	237,578	$2,000,194	(195,379)	$(1,683,057)

TCW Total Return Bond Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	290,749,088	$2,998,972,723	157,210,742	$1,541,044,870
Shares Issued upon Reinvestment of Dividends	10,128,418	104,175,795	12,113,185	118,950,642
Shares Redeemed	(238,483,907)	(2,471,739,023)	(273,291,006)	(2,682,011,673)

Net Increase (Decrease)	62,393,599	$631,409,495	(103,967,079)	$(1,022,016,161)

N Class	Shares	Amount	Shares	Amount
Shares Sold	112,795,737	$1,223,148,641	14,032,682	$142,224,608
Shares Issued upon Reinvestment of Dividends	2,580,140	27,324,613	3,830,880	38,749,683
Shares Redeemed	(37,125,969)	(395,752,373)	(39,974,125)	(404,518,775)

Net Increase (Decrease)	78,249,908	$854,720,881	(22,110,563)	$(223,544,484)

Plan Class	Shares	Amount	Shares	Amount
Shares Sold	10	$100	—	$—
Shares Issued upon Reinvestment of Dividends	— (1)	1	—	—
Shares Redeemed	—	—	—	—

Net Increase	10	$101	—	$—

(1)	Amount Rounds to less than 1.

TCW Funds, Inc.

October 31, 2020

Note 10 — Affiliate Ownership

As of October 31, 2020, affiliates of the Funds and Advisor owned 99.83%, and 85.68% of the NAV of the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund, respectively.

Note 11 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Funds at October 31, 2020 are listed below:

TCW Enhanced Commodity Strategy Fund

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
LB-UBS Commercial Mortgage Trust (06-C6 XCL) (I/O), (144A), 0.69%, due 09/15/39	7/15/16	$923	$1,997	0.17%

TCW Global Bond Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Bank of America-First Union NB Commercial Mortgage (01-3-XC) (I/O), (144A), 1.30%, due 04/11/37	3/26/15	$0	$19,998	0.09%

TCW Short Term Bond Fund

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
UBS Commercial Mortgage Trust (12-C1-XA) (I/O), 2.06%, due 05/10/45	4/6/20	$8,280	$5,210	0.07%

Note 12 — Committed Line Of Credit

The Funds have entered into a $100,000,000 committed revolving line of credit agreement with the State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes renewable annually. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2020. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 13 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 13 — Indemnifications (Continued)

Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 14 — New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the implication of the additional disclosure requirement and determined that there is no impact to the Funds’ financial statements.

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$11.41	$10.52	$10.99	$11.28	$11.14

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.20	0.30	0.25	0.22	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.61	0.89	(0.45)	(0.15)	0.24

Total from Investment Operations	0.81	1.19	(0.20)	0.07	0.43

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.30)	(0.27)	(0.23)	(0.19)
Distributions from Net Realized Gain	—	—	—	(0.13)	(0.10)

Total Distributions	(0.24)	(0.30)	(0.27)	(0.36)	(0.29)

Net Asset Value per Share, End of year	$11.98	$11.41	$10.52	$10.99	$11.28

Total Return	7.14%	11.48%	(1.87)%	0.68%	3.97%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$1,344,787	$946,896	$975,741	$1,379,196	$1,421,267

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.51%	0.51%	0.51%	0.51%	0.51%

After Expense Reimbursement	0.49%	0.49%	0.49%	0.49%	0.49%

Ratio of Net Investment Income to Average Net Assets	1.66%	2.69%	2.34%	1.96%	1.70%

Portfolio Turnover Rate	371.22%	214.76%	267.96%	287.39%	283.38%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$11.38	$10.49	$10.96	$11.25	$11.12

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.18	0.27	0.23	0.19	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.60	0.90	(0.46)	(0.15)	0.24

Total from Investment Operations	0.78	1.17	(0.23)	0.04	0.40

Less Distributions:
Distributions from Net Investment Income	(0.21)	(0.28)	(0.24)	(0.20)	(0.17)
Distributions from Net Realized Gain	—	—	—	(0.13)	(0.10)

Total Distributions	(0.21)	(0.28)	(0.24)	(0.33)	(0.27)

Net Asset Value per Share, End of year	$11.95	$11.38	$10.49	$10.96	$11.25

Total Return	6.92%	11.27%	(2.10)%	0.41%	3.66%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$241,938	$240,107	$270,477	$356,930	$487,223

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.80%	0.81%	0.81%	0.79%	0.79%

After Expense Reimbursement	0.67%	0.70%	0.72%	0.75%	0.77%

Ratio of Net Investment Income to Average Net Assets	1.53%	2.48%	2.12%	1.69%	1.41%

Portfolio Turnover Rate	371.22%	214.76%	267.96%	287.39%	283.38%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Financial Highlights — Plan Class

	February 28, 2020 (Commencement of Operations) through October 31, 2020
Net Asset Value per Share, Beginning of year	$11.72

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.18
Net Realized and Unrealized Gain on Investments	0.29

Total from Investment Operations	0.47

Less Distributions:
Distributions from Net Investment Income	(0.13)

Net Asset Value per Share, End of year	$12.06

Total Return	3.98	% (2)

Ratios/Supplemental Data:

Net assets, end of year (in thousands)	$0.00	(3)

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	14703.31	% (4)

After Expense Reimbursement	0.44	% (4)

Ratio of Net Investment Income to Average Net Assets	2.20	% (4)

Portfolio Turnover Rate	371.22	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2020 (Commencement of Operations) through October 31, 2020.
(3)	Amount Rounds to less than $1,000.
(4)	Annualized.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$4.84	$5.01	$5.20	$5.15	$5.30

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.10	0.17	0.11	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)	(0.20)	(0.20)	0.10	(0.14)

Total from Investment Operations	(0.31)	(0.03)	(0.09)	0.22	(0.10)

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.14)	(0.10)	(0.11)	(0.05)
Distributions from Net Realized Gain	(0.02)	—	—	(0.06)	—

Total Distributions	(0.17)	(0.14)	(0.10)	(0.17)	(0.05)

Net Asset Value per Share, End of year	$4.36	$4.84	$5.01	$5.20	$5.15

Total Return	(5.82)%	(0.96)%	(1.96)%	4.55%	(1.83)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$693	$740	$1,208	$758	$725

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	16.92%	17.82%	11.53%	16.65%	9.74%

After Expense Reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%

Ratio of Net Investment Income to Average Net Assets	2.29%	3.45%	2.06%	2.31%	0.88%

Portfolio Turnover Rate	54.50%	122.23%	75.52%	0.00%	2.44%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$4.84	$5.01	$5.21	$5.15	$5.31

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.10	0.17	0.11	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(0.42)	(0.20)	(0.21)	0.11	(0.15)

Total from Investment Operations	(0.32)	(0.03)	(0.10)	0.23	(0.11)

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.14)	(0.10)	(0.11)	(0.05)
Distributions from Net Realized Gain	(0.02)	—	—	(0.06)	—

Total Distributions	(0.17)	(0.14)	(0.10)	(0.17)	(0.05)

Net Asset Value per Share, End of year	$4.35	$4.84	$5.01	$5.21	$5.15

Total Return	(5.90)%	(1.16)%	(1.96)%	4.55%	(2.03)%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$472	$504	$507	$517	$496

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	17.60%	19.14%	12.59%	18.01%	10.21%

After Expense Reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%

Ratio of Net Investment Income to Average Net Assets	2.24%	3.57%	2.02%	2.26%	0.83%

Portfolio Turnover Rate	54.50%	122.23%	75.52%	0.00%	2.44%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$10.26	$9.45	$9.75	$9.88	$9.85

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.24	0.19	0.17	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.54	0.73	(0.43)	(0.07)	0.19

Total from Investment Operations	0.79	0.97	(0.24)	0.10	0.39

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.16)	(0.05)	(0.16)	(0.22)
Distributions from Net Realized Gain	(0.24)	—	(0.01)	(0.07)	(0.14)

Total Distributions	(0.39)	(0.16)	(0.06)	(0.23)	(0.36)

Net Asset Value per Share, End of year	$10.66	$10.26	$9.45	$9.75	$9.88

Total Return	7.99%	10.42%	(2.54)%	1.07%	4.03%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$10,822	$9,384	$8,505	$8,714	$8,648

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.66%	1.79%	1.63%	1.60%	1.48%

After Expense Reimbursement	0.60%	0.66%	1.00%	1.04%	1.05%

Ratio of Net Investment Income to Average Net Assets	2.40%	2.48%	1.99%	1.75%	2.02%

Portfolio Turnover Rate	228.14%	83.18%	102.42%	90.08%	116.87%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$10.26	$9.45	$9.75	$9.88	$9.85

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.24	0.19	0.17	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.55	0.72	(0.43)	(0.07)	0.19

Total from Investment Operations	0.79	0.96	(0.24)	0.10	0.39

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.15)	(0.05)	(0.16)	(0.22)
Distributions from Net Realized Gain	(0.24)	—	(0.01)	(0.07)	(0.14)

Total Distributions	(0.39)	(0.15)	(0.06)	(0.23)	(0.36)

Net Asset Value per Share, End of year	$10.66	$10.26	$9.45	$9.75	$9.88

Total Return	7.93%	10.32%	(2.54)%	1.07%	4.03%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$10,972	$8,282	$7,476	$7,679	$7,586

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.94%	2.09%	1.92%	1.89%	1.76%

After Expense Reimbursement	0.70%	0.74%	1.00%	1.04%	1.05%

Ratio of Net Investment Income to Average Net Assets	2.29%	2.39%	1.99%	1.75%	2.02%

Portfolio Turnover Rate	228.14%	83.18%	102.42%	90.08%	116.87%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$6.49	$6.15	$6.37	$6.23	$6.18

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.27	0.26	0.24	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.19	0.36	(0.17)	0.18	0.06

Total from Investment Operations	0.43	0.63	0.09	0.42	0.30

Less Distributions:
Distributions from Net Investment Income	(0.26)	(0.29)	(0.31)	(0.28)	(0.25)

Net Asset Value per Share, End of year	$6.66	$6.49	$6.15	$6.37	$6.23

Total Return	6.88%	10.44%	1.40%	6.80%	5.06%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$85,990	$19,563	$7,749	$14,195	$20,265

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.97%	1.68%	1.50%	1.22%	1.03%

After Expense Reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of Net Investment Income to Average Net Assets	3.67%	4.18%	4.13%	3.85%	3.88%

Portfolio Turnover Rate	111.34%	121.56%	104.21%	179.87%	244.36%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$6.54	$6.19	$6.42	$6.28	$6.23

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.23	0.25	0.25	0.23	0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.18	0.38	(0.18)	0.18	0.07

Total from Investment Operations	0.41	0.63	0.07	0.41	0.29

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.28)	(0.30)	(0.27)	(0.24)

Net Asset Value per Share, End of year	$6.70	$6.54	$6.19	$6.42	$6.28

Total Return	6.61%	10.16%	1.04%	6.59%	4.82%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$17,805	$9,923	$5,041	$6,934	$7,526

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.47%	2.05%	1.98%	1.65%	1.40%

After Expense Reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%

Ratio of Net Investment Income to Average Net Assets	3.46%	3.96%	3.90%	3.60%	3.64%

Portfolio Turnover Rate	111.34%	121.56%	104.21%	179.87%	244.36%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$8.59	$8.54	$8.62	$8.70	$8.69

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.16	0.25	0.15	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.07	(0.04)	(0.01)	0.02

Total from Investment Operations	0.15	0.32	0.11	0.07	0.07

Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.27)	(0.19)	(0.15)	(0.06)
Distributions from Return of Capital	(0.03)	—	—	—	—

Total Distributions	(0.14)	(0.27)	(0.19)	(0.15)	(0.06)

Net Asset Value per Share, End of year	$8.60	$8.59	$8.54	$8.62	$8.70

Total Return	1.70%	3.83%	1.26%	0.75%	0.84%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$7,698	$5,644	$7,280	$7,951	$7,698

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.77%	3.37%	2.28%	1.65%	2.46%

After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%

Ratio of Net Investment Income to Average Net Assets	1.83%	2.94%	1.70%	0.96%	0.58%

Portfolio Turnover Rate	191.22%	248.19%	199.55%	131.31%	46.36%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$10.07	$9.46	$9.98	$10.33	$10.28

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.26	0.34	0.31	0.27	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.44	0.68	(0.48)	(0.20)	0.11

Total from Investment Operations	0.70	1.02	(0.17)	0.07	0.37

Less Distributions:
Distributions from Net Investment Income	(0.31)	(0.41)	(0.35)	(0.26)	(0.25)
Distributions from Net Realized Gain	—	—	—	(0.16)	(0.07)

Total Distributions	(0.31)	(0.41)	(0.35)	(0.42)	(0.32)

Net Asset Value per Share, End of year	$10.46	$10.07	$9.46	$9.98	$10.33

Total Return	7.08%	10.82%	(1.67)%	0.72%	3.63%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$5,737,736	$4,898,103	$5,587,668	$7,103,832	$8,042,194

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.55%	0.62%	0.62%	0.61%	0.60%

After Expense Reimbursement	0.49%	0.49%	0.49%	0.49%	0.49%

Ratio of Net Investment Income to Average Net Assets	2.50%	3.47%	3.20%	2.73%	2.55%

Portfolio Turnover Rate	269.04%	177.80%	241.76%	287.55%	318.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$10.37	$9.76	$10.29	$10.65	$10.60

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.23	0.32	0.29	0.25	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.47	0.69	(0.49)	(0.21)	0.11

Total from Investment Operations	0.70	1.01	(0.20)	0.04	0.35

Less Distributions:
Distributions from Net Investment Income	(0.29)	(0.40)	(0.33)	(0.24)	(0.23)
Distributions from Net Realized Gain	—	—	—	(0.16)	(0.07)

Total Distributions	(0.29)	(0.40)	(0.33)	(0.40)	(0.30)

Net Asset Value per Share, End of year	$10.78	$10.37	$9.76	$10.29	$10.65

Total Return	6.86%	10.46%	(1.96)%	0.41%	3.35%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$1,844,170	$963,512	$1,121,741	$1,902,308	$2,762,803

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.79%	0.88%	0.88%	0.88%	0.87%

After Expense Reimbursement	0.73%	0.79%	0.79%	0.79%	0.79%

Ratio of Net Investment Income to Average Net Assets	2.21%	3.16%	2.89%	2.42%	2.25%

Portfolio Turnover Rate	269.04%	177.80%	241.76%	287.55%	318.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Financial Highlights — Plan Class

	February 28, 2020 (Commencement of Operations) through October 31, 2020
Net Asset Value per Share, Beginning of year	$10.33

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.20
Net Realized and Unrealized Gain on Investments	0.13

Total from Investment Operations	0.33

Less Distributions:
Distributions from Net Investment Income	(0.16)

Net Asset Value per Share, End of year	$10.50

Total Return	3.22	% (2)

Ratios/Supplemental Data:

Net assets, end of year (in thousands)	$0.00	(3)

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	14761.71	% (4)

After Expense Reimbursement	0.44	% (4)

Ratio of Net Investment Income to Average Net Assets	2.84	% (4)

Portfolio Turnover Rate	269.04	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2020 (Commencement of Operations) through October 31, 2020.
(3)	Amount Rounds to less than $1,000.
(4)	Annualized.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

the TCW Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of assets and liabilities of TCW Enhanced Commodity Strategy Fund (collectively, the “TCW Fixed Income Funds”) (six of eighteen funds comprising the TCW Funds, Inc.), including the schedules of investments of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated schedule of investments of TCW Enhanced Commodity Strategy Fund, as of October 31, 2020, and the related statements of operations for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the related consolidated statement of operations for TCW Enhanced Commodity Strategy Fund for the year then ended, the statements of changes in net assets for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statements of changes in net assets for TCW Enhanced Commodity Strategy Fund for each of the two years in the period then ended, the financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial highlights for TCW Enhanced Commodity Strategy Fund for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial statements and consolidated financial highlights for TCW Enhanced Commodity Strategy Fund present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on the TCW Fixed Income Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 21, 2020

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020 (184 days).

Actual Expenses:    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2020 to October 31, 2020)
TCW Core Fixed Income Fund
I Class Shares
Actual	$1,000.00	$1,020.80	0.49%	$2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.67	0.49%	2.49

N Class Shares
Actual	$1,000.00	$1,019.80	0.67%	$3.40
Hypothetical (5% return before expenses)	1,000.00	1,021.77	0.67%	3.40

Plan Class Shares
Actual	$1,000.00	$1,026.20	0.44%	$2.24
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.44%	2.24

TCW Enhanced Commodity Strategy Fund
I Class Shares
Actual	$1,000.00	$1,206.20	0.70%	$3.88
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.70%	3.56

N Class Shares
Actual	$1,000.00	$1,206.00	0.75%	$4.16
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.75%	3.81

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2020 to October 31, 2020)
TCW Global Bond Fund
I Class Shares
Actual	$1,000.00	$1,069.40	0.60	% (1)	$3.12	(1)
Hypothetical (5% return before expenses)	1,000.00	1,022.12	0.60	% (1)	3.05	(1)

N Class Shares
Actual	$1,000.00	$1,069.10	0.70	% (1)	$3.64	(1)
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.70	% (1)	3.56	(1)

TCW High Yield Bond Fund
I Class Shares
Actual	$1,000.00	$1,075.60	0.55%		$2.87
Hypothetical (5% return before expenses)	1,000.00	1,022.37	0.55%		2.80

N Class Shares
Actual	$1,000.00	$1,073.90	0.80%		$4.17
Hypothetical (5% return before expenses)	1,000.00	1,021.12	0.80%		4.06

TCW Short Term Bond Fund
I Class Shares
Actual	$1,000.00	$1,011.30	0.44%		$2.22
Hypothetical (5% return before expenses)	1,000.00	1,022.93	0.44%		2.24

TCW Total Return Bond Fund
I Class Shares
Actual	$1,000.00	$1,017.50	0.49%		$2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.67	0.49%		2.49

N Class Shares
Actual	$1,000.00	$1,015.80	0.70%		$3.55
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.70%		3.56

Plan Class Shares
Actual	$1,000.00	$1,019.70	0.44%		$2.23
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.44%		2.24

(1)	Does not include expenses of the underlying affiliated investments.

TCW Funds, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

TCW Funds, Inc.

Privacy Policy (Continued)

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

•

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

TCW Funds, Inc.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement

Renewal of Investment Advisory and Management Agreement (unaudited)

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 14, 2020, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2021 through February 5, 2022. The Board met by telephone to approve that renewal, notwithstanding the in-person approval requirement that normally applies under the Investment Company Act, as permitted by relief provided by the Securities and Exchange Commission in light of the COVID-19 pandemic. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by telephone in a working session on August 26, 2020 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 14, 2020 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by

TCW Funds, Inc.

their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that had been experienced over the past several years. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2020. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement (Continued)

Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that the investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but five Funds ranked in the fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance and the actions taken or to be taken by the Advisor to address the underperformance, and they indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns. The Board also considered the Advisor’s assessment of the Funds’ performance during the recent period of significant market volatility.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage-focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-, five-, three- and one-year periods.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten- and five-year periods and the first quintile for the three- and one-year periods.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the five-year period and the first quintile for the three- and one-year periods.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-, five-, three- and one-year periods.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-, five-, three- and one-year periods.

TCW Funds, Inc.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the five-, three- and one-year periods.

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of most Funds for the various periods reviewed ranked in the first, second or third quintiles.

The Select Equities Fund ranked in the second quintile for the ten-year period, the first quintile for the five- and three-year periods, and the second quintile for the one-year period.

The Relative Value Dividend Appreciation Fund ranked in the fourth quintile for the ten-year period and the fifth quintile for the five-, three- and one-year periods. The Relative Value Large Cap Fund ranked in the third quintile for the ten-year period, the fourth quintile for the five-year period, the fifth quintile for the three-year period and the fourth quintile for the one-year period. The Relative Value Mid Cap Fund ranked in the fourth quintile for the ten-, five-, three- and one-year periods. The Board and the Independent Directors noted the Advisor’s explanation that the diversification tool used to mitigate risk of the Relative Value Funds weighed on their near-term performance in a momentum-driven market and its opinion that each of the Relative Value Funds is well-positioned to excel in a strengthening economic environment. The Board and the Independent Directors also noted that the Relative Value Funds outperformed their respective benchmarks by 200 to 550 basis points between March 31, 2020 and July 31, 2020 and had appreciatively narrowed the underperformance versus their respective benchmarks year-to-date through July 2020.

The New America Premier Equities Fund ranked in the second quintile for the three-year period and the fifth quintile for the one-year period.

The Artificial Intelligence Equity Fund ranked in the third quintile for the one-year period, improving to the universe median, and the fourth quintile for the period since inception. The Board and the Independent Directors considered the Advisor’s explanation that the peer funds had greater exposure to the information technology sector, making the peer group less useful in comparing relative performance than if those funds’ principal investment strategies were more closely aligned with the Fund’s investment focus. The Board and the Independent Directors also noted the relatively short operating history of the Fund and determined to continue to closely monitor its performance.

The Global Real Estate Fund ranked in the second quintile for the five-year period and in the first quintile for the three- and one-year periods.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles over various time periods. The Emerging Markets Income Fund ranked in the first quintile for the ten-year period and the second quintile for the five-year period but ranked in the fourth quintile for the three-year period and the fifth quintile for the one-year period. The Emerging Markets Local Currency Income Fund ranked in the first quintile for the five-year period and the third quintile for the three- and one-year periods. The Emerging Markets Multi-Asset Opportunities Fund ranked in the second quintile for the five-year period and the first quintile for the three- and one-year periods. The Developing Markets Equity Fund ranked in the third quintile for the three-year period and the first quintile for the one-year period.

The Board and the Independent Directors noted the Advisor’s explanation that the challenging international and emerging market conditions in recent years weighed on near-term performance for some

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement (Continued)

Funds and its opinion that each of the international and emerging markets Funds is well-positioned to excel in a strengthening economic environment.

For the asset allocation Fund, the Board and the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-, five-, three- and one-year periods.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis, with the exception of the Emerging Markets Income Fund and the Conservative Allocation Fund. They also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or near the median of the peer group funds. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor

TCW Funds, Inc.

should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and current subsidies of the operating expenses of newer and smaller Funds and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors considered the risk borne by the Advisor that the Funds’ net assets and thus the Advisor’s fees might decline in the event of redemptions and that smaller Funds might not grow to become profitable. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2020, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Core Fixed Income Fund	$0.08
TCW Enhanced Commodity Strategy Fund	$0.01
TCW Global Bond Fund	$0.13
TCW Total Return Bond Fund	$0.05

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2021, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of seven directors is responsible for overseeing the operations of the Company, which consists of 18 Funds at October 31, 2020. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point.360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017) and Athletic Director (August 2010 – June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005-2019), KBS Capital Advisors (a manager of real estate investment trusts).

Pacific Oak Strategic Opportunity REIT (real estate investments); Pacific Oak Strategic Opportunity REIT II (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments);

Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (business development company); TCW Strategic Income Fund, Inc. (closed-end fund).

Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Stanford University (university); Causeway Capital Management Trust (mutual fund; 6 portfolios); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation) TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2003), Cowen Prime Services (broker dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue 22nd Floor, Los Angeles, CA 90071.

TCW Funds, Inc.

Interested Directors

These directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Vice Chairman (November 2010 – December 2014) and Chairman (2014 – December 2015), Trust Company of the West.	N/A
David S. DeVito (1962) President and Chief Executive Officer	Mr. DeVito has served as a director of the TCW Funds, Inc. since January 2014 and as its President and Chief Executive Officer since January 2014.	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc.; Chief Financial Officer and Treasurer (since 2010), Metropolitan West Funds.	TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC and Trust Company of the West (2013 – December 2015); Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc.; Vice President and Secretary (since February 2013), Metropolitan West Funds.
Jeffrey Engelsman (1967) Chief Compliance Officer and AML Officer	Mr. Engelsman has served as Chief Compliance Officer of TCW Funds, Inc. since September 2014 and AML Officer of TCW Funds, Inc. since December 2016.	AML Officer (since December 2016), Metropolitan West Funds, and TCW Strategic Income Fund, Inc.; Managing Director and Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2014), Metropolitan West Funds; Managing Director, Global Chief Compliance Officer (since August 2014), Metropolitan West Asset Management Company, LLC, and TCW Asset Management Company LLC (since August 2014) and Trust Company of the West (2014 – December 2015); Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc.
Richard M. Villa (1964) Treasurer Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, the TCW Group, Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and Trust Company of the West (2008 – December 2015).

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017.

In addition, Eric Chan, Senior Vice President of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company (since June 2019) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Patrick W. Dennis, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West

TCW Funds, Inc.

Asset Management, LLC, TCW LLC, the Advisor (since February 2013) and Trust Company of the West (February 2013 – December 2015), is Vice President and Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds, Inc.

Disclaimers for Use of Bloomberg Barclays Indexes

BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of TCW Funds, Inc. and Barclays has no responsibilities, obligations or duties to investors in TCW Funds, Inc. (the “Funds”). Barclays’ only relationship with the Funds is the licensing of the BARCLAYS mark as part of the name of the respective Barclays Indexes, which Barclays does not determine, compose or calculate. Additionally, the Funds may for itself execute transaction(s) with Barclays in or relating to the Indexes used in connection with the Funds. Investors who acquire the Funds neither acquire any interest in the Indexes nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Funds. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indexes to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Funds’ investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEXES. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS DOES NOT CALCULATE OR PUBLISH THE BLOOMBERG BARCLAYS INDEXES AND SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEXES. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE FUNDS.

None of the information supplied by Barclays and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) or Bloomberg’s licensors own all proprietary right in the Barclays Indexes. Bloomberg does not guarantee the timeliness, accuracy or completeness of any data or information relating to the Indexes. Bloomberg makes no warranty, express or implied, as to the Indexes or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to

TCW Funds, Inc.

invest directly in an index. Back-tested performance is not actual performance. To the maximum extent allowed by law, Bloomberg, its licensors, and its and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages — whether direct, indirect, consequential, incidental, punitive or otherwise — arising in connection with Indexes or any data or values relating thereto — whether arising from their negligence or otherwise. Nothing in the Indexes shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy”, “sell”, “hold”, or to enter or not to enter into any other transaction involving any specific interest or interests) by Bloomberg or its affiliates or a recommendation as to an investment or other strategy by Bloomberg or its affiliates. Data and other information available via the Indexes should not be considered as information sufficient upon which to base an investment decision. All information provided by the Indexes is impersonal and not tailored to the needs of any person, entity or group of persons. Bloomberg and its affiliates do not express an opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind.

The only relationship of Bloomberg or any of its subsidiaries or affiliates to the Funds is the licensing of certain trademarks, trade names and service marks and of the Indexes, which is determined, composed and calculated by Bloomberg without regard to the Funds. Bloomberg has no obligation to take the needs of the Funds or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Funds are not sponsored, endorsed, sold or promoted by Bloomberg or any of its subsidiaries or affiliates.

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer and Anti-Money Laundering Officer

Patrick W. Dennis

Vice President and Assistant Secretary

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

FUNDarFI1020

OCTOBER 31

A N N U A L

R E P O R T

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank) if you invest through a financial intermediary, or by calling 1-800-FUND-TCW (1-800-386-3829) if you invest directly with the Funds.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Funds, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Funds or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held directly with TCW or through your financial intermediary.

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the 2020 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2020. I would like to express our appreciation for your continued investment in the TCW Funds as well as to welcome new shareholders to our fund family. As of October 31, 2020, the TCW Funds held total net assets of approximately $17.6 billion.

This report contains information and portfolio management discussions of our TCW International Funds.

The International Markets

2020 has been a volatile year for Emerging Markets (EM). Sovereign spreads widened from a tight of 285bps to approximately 720bps in March on concerns regarding sovereigns’ access to credit and the breakdown of the OPEC production agreement, which impacted the oil exporting countries/companies in EM. The significant monetary response from both Developed Markets (DM) and EM Central Banks, along with strong fiscal stimulus and the Rapid Financing Initiative from the IMF, helped the asset class start to recover. As of October 31, EM sovereign spreads were approximately 425bps.

We are constructive on Emerging Markets as we head into 2021. While Emerging and Developed Markets economies are facing recessions and rising fiscal deficits this year, we project Emerging Markets growth to outperform Developed Markets growth in both 2020 and 2021. In addition, we believe global growth is turning, emerging from a recession to an expansion, and EM is an asset class that benefits from stronger global growth. In particular, EM is levered to growth in China, which appears to be the only major economy that can eke out positive growth in 2020. We are closely monitoring the recent increase in COVID-19 cases in Europe and the U.S. and, while attendant lockdowns are likely to have a negative impact on growth in the fourth quarter, we believe the expansion story should reassert itself by early 2021. Recent positive vaccine developments further support the growth story.

Looking ahead, we believe that the longer-term trend for the dollar is weaker. Rising fiscal and current account deficits in the U.S. have traditionally put downward pressure on the dollar all other things being equal. In the last couple of years, however, the impact of growing deficits has been offset by foreign inflows attracted by higher real yields in the U.S. than in other developed markets. As the Fed has reduced rates, this differential has contracted, and as such, the attractiveness of the dollar has declined. However, in order for emerging markets currencies (EMFX) to take the lead against the dollar, we likely will need to see a continued recovery in global growth. The dollar is largely a countercyclical currency, and EM tends to outperform in the early stages of the business cycle. Finally, while it is difficult to time the turn, dollar-cycles tend to be longer-term in nature. While there may be some choppiness in the near term as the dollar tends to be a safe haven during periods of volatility, we believe that EMFX opportunities are being created.

From a valuation perspective, the asset class continues to appear attractive relative both to its own history and to other fixed income asset classes. Spreads have, in our view, moved a long way to incorporating the impact of this year’s credit quality deterioration. Moreover, average yields on hard and local currency debt range from 4.3-4.8%. In an environment where Central Banks are likely to remain accommodative and approximately 70% of global fixed income trading is below 2%, EM debt appears to be one of the only carry opportunities left within fixed income.

Differentiation between sovereigns remains key, and we continue to remain constructive on the asset class in light of: (i) expectations of the beginning of a global recovery cycle in 2021 which historically favors cyclical asset classes such as EM; (ii) weakness in the U.S. dollar which tends to

1

Letter to Shareholders (Continued)

support commodity prices and flows into EM currency markets; and (iii) attractive relative valuation metrics in this low rate environment.

The main risks we are concerned about include a global backsliding on the containment of COVID-19 as economies reopen. While lockdowns have proven an effective means for containing infection rates, they come at a substantial economic cost. A second, and related, risk is disappointment with finding, producing and disseminating an effective COVID vaccine. Markets appear to believe that a vaccine will be approved later this year and widely available in 2021. If that optimism fades, this could have a powerful negative effect on sentiment across the global economy and financial markets. A third risk is the potential for additional sanctions from the U.S. administration during the lame duck session that may weigh on Chinese assets in particular.

These are challenging times for all of us, both in our personal and professional lives, and on behalf of everyone at TCW, I wish you and your loved ones good health and safety. We truly value our relationship with you and thank you for making the TCW Funds part of your long-term investment plan. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

Morningstar Analyst Rating Disclosure:

The Morningstar Analyst RatingTM is not a credit or risk rating. It is a subjective evaluation performed by Morningstar’s manager research group, which consists of various Morningstar,

Inc. subsidiaries (“Manager Research Group”). In the United States, that subsidiary is Morningstar Research Services LLC, which is registered with and governed by the U.S. Securities and Exchange Commission. The Manager Research Group evaluates funds based on five key pillars, which are process, performance, people, parent, and price. The Manager Research Group uses this five-pillar evaluation to determine how they believe funds are likely to perform relative to a benchmark over the long term on a risk adjusted basis. They consider quantitative and qualitative factors in their research. For actively managed strategies, people and process each receive a 45% weighting in their analysis, while parent receives a 10% weighting. For passive strategies, process receives an 80% weighting, while people and parent each receive a 10% weighting. For both active and passive strategies, performance has no explicit weight as it is incorporated into the analysis of people and process; price at the share-class level (where applicable) is directly subtracted from an expected gross alpha estimate derived from the analysis of the other pillars. The impact of the weighted pillar scores for people, process and parent on the final Analyst Rating is further modified by a measure of the dispersion of historical alphas among relevant peers. For certain peer groups where standard benchmarking is not applicable, primarily peer groups of funds using alternative investment strategies, the modification by alpha dispersion is not used.

The Analyst Rating scale is Gold, Silver, Bronze, Neutral, and Negative. For active funds, a Morningstar Analyst Rating of Gold, Silver, or Bronze reflects the Manager Research Group’s expectation that an active fund will be able to deliver positive alpha net of fees relative to the standard benchmark index assigned to the Morningstar category. The level of the rating relates to the level of expected positive net alpha relative to Morningstar category peers for active funds. For passive funds, a Morningstar Analyst Rating of Gold, Silver, or Bronze reflects the Manager Research Group’s expectation that a fund will be able to deliver a higher alpha net of fees than the lesser of the relevant Morningstar category median or 0. The level of the rating relates to the level of expected net alpha relative to Morningstar category peers for passive funds. For certain peer groups where standard benchmarking is not applicable, primarily peer groups of funds using alternative investment

2

Letter to Shareholders (Continued)

strategies, a Morningstar Analyst Rating of Gold, Silver, or Bronze reflects the Manager Research Group’s expectation that a fund will deliver a weighted pillar score above a predetermined threshold within its peer group. Analyst Ratings ultimately reflect the Manager Research Group’s overall assessment, are overseen by an Analyst Rating Committee, and are continuously monitored and reevaluated at least every 14 months.

For more detailed information about Morningstar’s Analyst Rating, including its methodology, please go to https://shareholders.morningstar.com/investor-relations/governance/Compliance–Disclosure/default.aspx.

The Morningstar Analyst Rating (i) should not be used as the sole basis in evaluating a fund, (ii) involves unknown risks and uncertainties which may cause the Manager Research Group’s expectations not to occur or to differ significantly from what they expected, and (iii) should not be considered an offer or solicitation to buy or sell the fund.

Morningstar Rating Disclosure as of 9/30/20:

The Morningstar RatingTM for funds, or “star rating,” is calculated for managed products (including mutual funds,

variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Morningstar Overall Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

3

TCW Developing Markets Equity Fund

Management Discussions

For the year ended October 31, 2020, the TCW Developing Markets Equity Fund (the “Fund”) returned 17.90% and 17.80% on its I Class and N Class shares, respectively. The performance of the Fund’s share classes varies because of differing expenses. The Fund’s benchmark, the MSCI Emerging Markets Net Total Return Index (“Index”), returned 8.25% over the same period. Per Morningstar, the Fund is in the top 15% relative to peers for the 1-year period.

The Fund’s emphasis on structural growth against underweights in energy and financials contributed to relative outperformance. For the year, the Fund outperformed in almost all of the major sectors, particularly communication services, energy, consumer staples and healthcare.

Several of the key themes expressed within the equity exposure include: 1) growth in Internet ecosystems, 2) China technology independence, 3) Emerging Markets (EM) drug discovery/pharma innovation, 4) EM education and 5) Modern retail penetration with a focus on pharmacies, grocery and pet stores. We are materially overweight China in light of the growth recovery. Key underweights remain South Korea, South Africa and the GCC1. By sector, our single largest overweight is healthcare, which we believe to be the next major sector as the composition of the benchmark evolves. We have also increased the level of portfolio concentration further focusing the positioning on our key themes.

We are constructive on Emerging Markets equities as we head into 2021, and are maintaining our overweight to equities relative to fixed income. We believe global growth is turning, emerging from a recession to an expansion, and EM is an asset class that benefits from stronger global growth. In particular, EM is levered to growth in China, which appears to be the only major economy that can eke out positive growth in 2020. In addition, we believe that the longer-term trend for the dollar is weaker; the dollar is largely a countercyclical currency, and EM tends to outperform in the early stages of the business cycle. Weakness in the U.S. dollar typically supports commodity prices and flows into EM equities.

As for valuations, EM equities are trading at a premium relative to their long-run valuations, although the extent of this premium is below that at which U.S. and broad Developed Markets equities are trading. Looking at an aggregate valuation across a number of metrics, the MSCI EM is about 1.7 standard deviations expensive versus its long run averages, compared to about 2.4 standard deviations for the S&P.

We are closely monitoring the recent increase in COVID-19 cases in Europe and the U.S. and, while attendant lockdowns are likely to have a negative impact on growth in the fourth quarter, we believe the expansion story should reassert itself by early 2021, which combined with positive vaccine developments will, in our view, support EM equity returns.

[1]

The Cooperation Council for the Arab States of the Gulf, originally known as the Gulf Cooperation Council (GCC), is a regional intergovernmental political and economic union consisting of all Arab states of the Persian Gulf, except Iraq: Bahrain, Kuwait, Oman, Qatar, Saudi Arabia, and the United Arab Emirates.

4

TCW Developing Markets Equity Fund

Management Discussions (Continued)

The total number of Emerging Markets Bond Funds for the 3- and 5-year time periods were 732, and 681, respectively. The TCW Developed Markets Equity Fund I Share and N Share received a Morningstar rating of three stars for the 3- and 5-year periods.

	Annualized Return(1)
	One Year	Three Years	Five Years	Inception To Date
TCW Developing Markets Equity Fund
Class I (Inception Date: 07/01/2015)	17.90%	2.61%	7.19%	3.79%
Class N (Inception Date: 07/01/2015)	17.80%	2.58%	7.17%	3.77%
MSCI Emerging Markets Net Total Return Index	8.25%	1.94%	7.91%	4.84%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

5

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2020, the TCW Emerging Markets Income Fund (the “Fund”) returned -0.69% net on both its I Class and N Class shares. The Fund’s benchmark, the JP Morgan EMBI Global Diversified Index (“EMBI”), returned 0.98% over the same period.

As of October 31, 2020, the TCW Emerging Markets Income Fund (TGEIX) is ranked in the first quartile of its Morningstar Emerging Markets Bond peer group for the 5-year and 10-year time periods ended October 31, 2020.

The underperformance for the year stems from March 2020. We were positioned for a stable to improving growth environment, and underestimated the spread of COVID-19 and the possibility of lockdowns in the developed world. At the same time, the OPEC production agreement was abandoned, leading to a swift and very sharp drop in oil prices. During this time, we reviewed each credit in the portfolio in light of the global economic lockdown and chose to exit select exposure that we deemed more vulnerable in this lower growth environment. In addition, we steadily upgraded the credit quality of the portfolio, largely adding high quality investment grade sovereigns through the new issue market. As a consequence, since the end of March 2020 through the end of October, the Fund has performed in the top 10% relative to its Morningstar Emerging Markets Bond peer group.

We are constructive on Emerging Markets (EM) as we head into 2021, although would note that differentiation between sovereigns remain key, given the extent of fiscal deficits in some cases and limited scope to loosen monetary and fiscal policy further. We believe global growth is turning, emerging from a recession to an expansion, and EM is an asset class that benefits from stronger global growth. In particular, EM is levered to growth in China, which appears to be the only major economy that can eke out positive growth in 2020. In addition, we believe that the longer-term trend for the dollar is weaker; the dollar is largely a countercyclical currency, and EM tends to outperform in the early stages of the business cycle. Weakness in the U.S. dollar tends to support commodity prices and flows into EM. Furthermore, average yields on hard and local currency debt range from 4.3-4.8%. In an environment where central banks are likely to remain accommodative and approximately 70% of global fixed income trading is below 2%, EM debt appears to be one of the only carry opportunities left within fixed income.

6

TCW Emerging Markets Income Fund

Management Discussions (Continued)

The total number of Emerging Markets Bond Funds for the 3-, 5-, and 10-year time periods were 263, 229, and 95, respectively. The TCW Emerging Markets Income Fund I Share received a Morningstar rating of 4 stars for the 3- and 5-year periods, and 5 stars for the 10-year period. The TCW Emerging Markets Income Fund N Share received a rating of 3 stars for the 3-year period, and 4 stars for the 5- and 10-year periods.

	Annualized Return(1)
	One Year	Three Years	Five Years	Ten Years	Inception To Date		Inception Index
TCW Emerging Markets Income Fund
Class I (Inception Date: 09/01/1996)	-0.69%	2.25%	5.69%	4.65%	8.69	%(2)	8.74%
Class N (Inception Date: 03/01/2004)	-0.69%	2.05%	5.46%	4.40%	7.11%		7.10%
JPMorgan EMBI Global Diversified Index	0.98%	3.35%	5.57%	5.24%
Class P (Inception Date: 02/28/2020)	—	—	—	—	-2.59	%(3)	-1.08	%(3)

7

TCW Emerging Markets Income Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act, and therefore, was not subject to certain investment restrictions that we imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

(3)	Non-annualized. Cumulative return for the Class Plan during the period of February 28, 2020 through October 31, 2020.

8

TCW Emerging Markets Local Currency Income Fund

Management Discussions

For the year ended October 31, 2020, the TCW Emerging Markets Local Currency Income Fund (the “Fund”) returned -5.26% and -5.28% net on its I Class and N Class shares, respectively. The performance of the Fund’s share classes varies because of differing expenses. The Fund’s benchmark, the JP Morgan GBI-EM Global Diversified Index (“GBI-EM”), returned -3.81% over the same period.

The underperformance for the year stems from March 2020. We were positioned for a stable to improving growth environment, and underestimated the spread of COVID-19 and the possibility of widespread lockdowns in the developed world. At the same time, the OPEC production agreement was abandoned, leading to a swift and very sharp drop in oil prices. Overweight positioning in EMFX relative to the dollar hurt relative performance. We have been making up this underperformance since the end of March.

We are constructive on Emerging Markets local currency debt as we head into 2021. We believe global growth is turning, emerging from a recession to an expansion, and EM is an asset class that benefits from stronger global growth. In particular, EM is levered to growth in China, which appears to be the only major economy that can eke out positive growth in 2020. We are closely monitoring the recent increase in COVID-19 cases in Europe and the U.S. and, while attendant lockdowns are likely to have a negative impact on growth in the fourth quarter, we believe the expansion story should reassert itself by early 2021. Recent positive vaccine developments further support the growth story.

In addition, we believe that the longer-term trend for the dollar is weaker. Rising fiscal and current account deficits in the U.S. have traditionally put downward pressure on the dollar all other things being equal. In the last couple of years, however, the impact of growing deficits has been offset by foreign inflows attracted by higher real yields in the U.S. than in other developed markets. As the Fed has reduced rates, this differential has contracted, and as such, the attractiveness of the dollar has declined. However, in order for EMFX to take the lead against the dollar, we likely will need to see a continued recovery in global growth. The dollar is largely a countercyclical currency, and EM tends to outperform in the early stages of the business cycle. Finally, while it is difficult to time the turn, dollar-cycles tend to be longer-term in nature. While there may be some choppiness in the near term as the dollar tends to be a safe haven during periods of volatility, we believe that EMFX opportunities are being created.

Finally, average yields on local currency debt are approximately 4.3%, with the opportunity to access higher carry in select markets. In an environment where central banks are likely to remain accommodative and approximately 70% of global fixed income trading is below 2%, relative valuations appear attractive to us.

9

TCW Emerging Markets Local Currency Income Fund

Management Discussions (Continued)

	Annualized Return(1)
	One Year	Three Years	Five Years	Inception To Date
TCW Emerging Markets Local Currency Income Fund
Class I (Inception Date: 12/15/2010)	-5.26%	-0.04%	3.46%	0.90%
Class N (Inception Date: 12/15/2010)	-5.28%	-0.09%	3.43%	0.87%
JPMorgan GBI-EM Global Diversified Index	-3.81%	1.27%	3.94%	0.72%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

10

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions

For the year ended October 31, 2020, the TCW Emerging Markets Multi-Asset Opportunities Fund (the “Fund”) returned 10.34% and 10.08% on its I Class and N Class shares, respectively. The performance of the Fund’s share classes varies because of differing expenses. The Fund’s blended benchmark, 50% JP Morgan EMBI Global Diversified Index (“EMBI”) and 50% MSCI Daily Total Return Net Emerging Markets Index (“MSCI EM”) returned 4.82% over the same period.

Outperformance for the year was largely driven by overweight positioning to equities at the expense of fixed income, as well as security selection in the equity sleeve, given an emphasis on structural growth.

Several of the key themes expressed within the equity exposure include: 1) growth in Internet ecosystems, 2) China technology independence, 3) Emerging Markets (EM) drug discovery/pharma innovation, 4) EM education and 5) Modern retail penetration with a focus on pharmacies, grocery and pet stores. We are materially overweight China in light of the growth recovery. Within fixed income, we have a focus on hard currency, with larger overweights in Latin America and the Middle East/Africa against underweights in Asia and Europe.

We are constructive on Emerging Markets as we head into 2021, and are maintaining our overweight to equities relative to fixed income. We believe global growth is turning, emerging from a recession to an expansion, and EM is an asset class that benefits from stronger global growth. In particular, EM is levered to growth in China, which appears to be the only major economy that can eke out positive growth in 2020. In addition, we believe that the longer-term trend for the dollar is weaker; the dollar is largely a countercyclical currency, and EM tends to outperform in the early stages of the business cycle. Weakness in the U.S. dollar typically supports commodity prices and flows into EM.

As for valuations, EM equities are trading at a premium relative to their long-run valuations, although the extent of this premium is below that at which U.S. and broad DM equities are trading. Looking at an aggregate valuation across a number of metrics, the MSCI EM is about 1.7 standard deviations expensive versus its long run averages, compared to about 2.4 standard deviations for the S&P. For fixed income, average yields on hard and local currency debt range from 4.3-4.8%. In an environment where Central Banks are likely to remain accommodative and approximately 70% of global fixed income trading is below 2%, EM debt appears to be one of the only carry opportunities left within fixed income.

11

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions (Continued)

	Annualized Return(1)
	One Year	Three Years	Five Years	Inception To Date
TCW EM Multi-Asset Opportunities Fund
Class I (Inception Date: 07/01/2013)	10.34%	3.44%	7.48%	4.87%
Class N (Inception Date: 07/01/2013)	10.08%	3.26%	7.39%	4.75%
50% JPM EMBI Global Diversified Index/50% MSCI Daily Total Return Net Emerging Markets Index	4.82%	2.88%	6.94%	5.29%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

12

TCW Developing Markets Equity Fund

Schedule of Investments	October 31, 2020

Issues	Shares	Value

Argentina — 2.5% (Cost: $86,159)

MercadoLibre, Inc. (1)	125	$151,756

Brazil — 8.5%

Localiza Rent a Car S.A.	13,200	138,914

Magazine Luiza S.A.	20,000	85,432

Notre Dame Intermedica Participacoes S.A.	5,100	58,155

Pet Center Comercio e Participacoes S.A. (1)	15,500	47,715

Raia Drogasil S.A.	21,500	89,714

StoneCo, Ltd. (1)	2,060	108,232

Total Brazil

(Cost: $464,690)		528,162

Chile — 0.4% (Cost: $30,279)

Empresa Nacional de Telecomunicaciones SA	5,000	28,156

China — 47.4%

Alibaba Group Holding, Ltd. (SP ADR) (China) (1)	2,084	634,974

CITIC Guoan Information Industry Co., Ltd. (1)	120,000	46,181

Dongfang Electric Corp., Ltd.	30,000	47,582

Galaxy Entertainment Group, Ltd.	18,000	118,918

GDS Holdings, Ltd. (ADR) (1)	1,300	109,252

Innovent Biologics, Inc. (1)	5,000	37,064

JD.com, Inc. (ADR) (1)	1,600	130,432

Kingboard Holdings, Ltd.	14,000	47,404

Koolearn Technology Holding, Ltd. (1)	18,500	59,880

KWG Living Group Holdings, Ltd	13,250	10,388

KWG Property Holdings, Ltd. (1)	26,500	35,131

Meituan Dianping — Class B (1)	3,900	145,345

NAURA Technology Group Co., Ltd.	3,200	81,991

New Oriental Education & Technology Group, Inc. (SP ADR) (1)	600	96,228

Pharmaron Beijing Co., Ltd. — Class H	7,800	112,895

Proya Cosmetics Co., Ltd.	3,040	78,615

SF Holding Co., Ltd.	7,200	89,185

Shanghai Tunnel Engineering Co., Ltd.	55,000	45,893

Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	1,100	63,675

Tencent Holdings, Ltd.	7,600	580,507

WuXi AppTec Co., Ltd. — Class H	5,964	95,325

Wuxi Biologics, Inc. (1)	5,000	140,376

Yifeng Pharmacy Chain Co., Ltd.	5,540	84,381

Zhongsheng Group Holdings, Ltd.	5,000	35,640

Total China

(Cost: $1,877,019)		2,927,262

Egypt — 1.6% (Cost: $98,037)

Commercial International Bank Egypt SAE	24,667	96,419

France — 1.6% (Cost: $75,277)

Hermes International	105	97,782

Issues	Shares	Value

Hungary —1.2% (Cost: $65,329)

Richter Gedeon Nyrt	3,624	$73,993

India — 7.1%

Avenue Supermarts, Ltd. (1)	3,070	92,404

Bajaj Finance, Ltd.	2,455	109,216

Divi’s Laboratories, Ltd.	1,700	72,087

Reliance Industries, Ltd.	4,107	114,411

Reliance Industries, Ltd	273	4,371

Shriram Transport Finance Co., Ltd.	4,796	44,618

Total India

(Cost: $363,105)		437,107

Mexico — 1.1% (Cost: $72,890)

Genomma Lab Internacional S.A.B. de C.V. — Class B (1)	75,200	66,868

Poland — 0.6% (Cost: $46,227)

Polskie Gornictwo Naftowe i Gazownictwo S.A.	35,000	36,862

Russia — 2.7%

X5 Retail Group NV (GDR)	1,642	57,700

Yandex N.V. (1)	1,900	109,383

Total Russia

(Cost: $116,624)		167,083

Singapore — 1.0% (Cost: $60,571)

Sea, Ltd. (SP ADR) (1)	400	63,080

South Africa — 1.3% (Cost: $65,747)

Clicks Group, Ltd.	5,486	79,663

South Korea — 4.2%

Kakao Corp.	350	102,057

NCSoft Corp.	120	82,450

Samsung Biologics Co., Ltd. (1)	125	75,537

Total South Korea

(Cost: $199,103)		260,044

Taiwan — 13.3%

Acer, Inc.	52,610	43,967

ASPEED Technology, Inc.	1,000	48,399

Chailease Holding Co., Ltd.	22,760	110,566

Pegatron Corp.	21,000	45,256

Ruentex Development Co., Ltd.	34,000	47,016

Taiwan Semiconductor Manufacturing Co., Ltd.	35,000	529,539

Total Taiwan

(Cost: $554,881)		824,743

United Kingdom —1.5% (Cost: $66,145)

Genus PLC	1,750	92,824

United States — 2.7%

Applied Materials, Inc.	1,300	76,999

See accompanying Notes to Financial Statements.

13

TCW Developing Markets Equity Fund

Schedule of Investments (Continued)

Issues	Shares	Value

United States (Continued)

MSCI, Inc.	250	$87,460

Total United States

(Cost: $96,497)		164,459

Total Common Stock

(Cost: $4,338,580)		6,096,263

MONEY MARKET INVESTMENTS — 2.2%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (2)	132,258	132,258

Total Money Market Investments

(Cost: $132,258)		132,258

Total Investments (100.9%)

(Cost: $4,470,838)		6,228,521

Liabilities In Excess Of Other Assets (-0.9%)		(53,661)

Total Net Assets (100.0%)		$6,174,860

Notes to the Schedule of Investments:

ADR	American Depositary Receipt. ADRs are receipts typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation.
GDR	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2020.

See accompanying Notes to Financial Statements.

14

TCW Developing Markets Equity Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Air Freight & Logistics	1.4%
Banks	1.6
Biotechnology	2.1
Capital Markets	1.4
Construction & Engineering	0.7
Consumer Finance	2.5
Diversified Consumer Services	2.6
Diversified Financial Services	1.8
Electrical Equipment	0.8
Electronic Equipment, Instruments & Components	0.8
Entertainment	2.3
Food & Staples Retailing	6.6
Health Care Equipment & Supplies	1.0
Health Care Providers & Services	0.9
Hotels, Restaurants & Leisure	1.9
IT Services	3.5
Interactive Media & Services	15.4
Internet & Direct Marketing Retail	14.7
Life Sciences Tools & Services	8.0
Media	0.7
Multiline Retail	1.4
Oil, Gas & Consumable Fuels	2.5
Personal Products	1.3
Pharmaceuticals	2.3
Real Estate	0.2
Real Estate Management & Development	1.3
Road & Rail	2.2
Semiconductors & Semiconductor Equipment	12.0
Specialty Retail	1.4
Technology Hardware, Storage & Peripherals	1.4
Textiles, Apparel & Luxury Goods	1.6
Wireless Telecommunication Services	0.4
Money Market Investments	2.2

Total	100.9%

See accompanying Notes to Financial Statements.

15

TCW Developing Markets Equity Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Air Freight & Logistics	$—	$89,185	$—	$89,185
Banks	—	96,419	—	96,419
Biotechnology	—	129,888	—	129,888
Capital Markets	87,460	—	—	87,460
Construction & Engineering	—	45,893	—	45,893
Consumer Finance	—	153,834	—	153,834
Diversified Consumer Services	96,228	59,880	—	156,108
Diversified Financial Services	—	110,566	—	110,566
Electrical Equipment	—	47,582	—	47,582
Electronic Equipment, Instruments & Components	—	47,404	—	47,404
Entertainment	63,080	82,450	—	145,530
Food & Staples Retailing	227,077	176,785	—	403,862
Health Care Equipment & Supplies	—	63,675	—	63,675
Health Care Providers & Services	58,155	—	—	58,155
Hotels, Restaurants & Leisure	—	118,918	—	118,918
IT Services	217,484	—	—	217,484
Interactive Media & Services	261,139	682,564	—	943,703
Internet & Direct Marketing Retail	765,406	145,345	—	910,751
Life Sciences Tools & Services	—	496,220	—	496,220
Media	—	46,181	—	46,181
Multiline Retail	85,432	—	—	85,432
Oil, Gas & Consumable Fuels	—	155,644	—	155,644
Personal Products	—	78,615	—	78,615
Pharmaceuticals	66,868	73,993	—	140,861
Real Estate Management & Development	—	82,147	—	82,147
Real Estate	10,388	—	—	10,388
Road & Rail	138,914	—	—	138,914
Semiconductors & Semiconductor Equipment	76,999	659,929	—	736,928
Specialty Retail	47,715	35,640	—	83,355
Technology Hardware, Storage & Peripherals	—	89,223	—	89,223
Textiles, Apparel & Luxury Goods	—	97,782	—	97,782
Wireless Telecommunication Services	28,156	—	—	28,156

Total Common Stock	2,230,501	3,865,762	—	6,096,263

Money Market Investments	132,258	—	—	132,258

Total Investments	$2,362,759	$3,865,762	$—	$6,228,521

See accompanying Notes to Financial Statements.

16

TCW Emerging Markets Income Fund

Schedule of Investments	October 31, 2020

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 97.7% of Net Assets

Angola — 1.3%

Angolan Government International Bond

8.25% (1)	05/09/28	$57,179,000	$45,144,250

9.13% (1)	11/26/49	26,255,000	20,117,894

9.38% (1)	05/08/48	24,145,000	18,571,054

Total Angola

(Cost: $105,342,824)			83,833,198

Argentina — 1.3%

Argentine Republic Government International Bond

0.13%	07/09/30	86,066,367	31,586,357

0.13%	07/09/35	157,680,077	51,876,745

1.00%	07/09/29	10,729,397	4,425,876

Total Argentina

(Cost: $124,385,388)			87,888,978

Bahrain — 3.0%

Bahrain Government International Bond

5.63% (1)	09/30/31	64,273,000	63,821,081

6.00% (2)	09/19/44	33,485,000	31,388,076

6.75% (2)	09/20/29	31,190,000	33,880,138

7.50% (2)	09/20/47	25,515,000	27,057,860

CBB International Sukuk Programme Co. SPC

6.25% (1)	11/14/24	9,540,000	10,315,125

Oil and Gas Holding Co. BSCC (The)

7.50% (2)	10/25/27	27,875,000	29,495,234

Total Bahrain

(Cost: $195,795,085)			195,957,514

Brazil — 6.7%

Andrade Gutierrez International S.A.

9.50% (1)	12/30/24	23,076,000	13,845,600

Banco do Brasil S.A.

6.25% (10-year U.S. Treasury Constant Maturity Rate + 4.398%) (2)(3)(4)	04/15/24	52,267,000	50,275,627

Brazilian Government International Bond

3.88%	06/12/30	116,470,000	118,193,756

CSN Islands XII Corp.

7.00% (2)(4)	12/23/20	20,188,000	18,118,730

Globo Comunicacao e Participacoes S.A.

4.88% (1)	01/22/30	29,190,000	29,023,617

Klabin Austria GmbH

7.00% (1)	04/03/49	31,225,000	35,835,566

MV24 Capital B.V.

6.75% (1)	06/01/34	26,611,571	26,902,635

Petrobras Global Finance B.V.

6.85%	06/05/15	91,763,000	98,700,283

5.60%	01/03/31	36,635,000	39,574,043

Issues	Maturity Date	Principal Amount	Value

Brazil (Continued)

Usiminas International S.A.R.L.

5.88% (1)	07/18/26	$13,178,000	$13,738,065

Total Brazil

(Cost: $443,393,448)			444,207,922

Chile — 2.5%

AES Gener S.A.

7.13% (USD 5-Year Swap rate + 4.644%) (1)(3)	03/26/79	28,054,000	29,110,862

Chile Government International Bond

2.45%	01/31/31	56,230,000	58,574,791

2.55%	01/27/32	54,410,000	56,790,437

Empresa de los Ferrocarriles del Estado

3.07% (1)	08/18/50	25,705,000	24,136,995

Total Chile

(Cost: $169,314,854)			168,613,085

China — 4.1%

AIA Group, Ltd.

3.20% (1)	09/16/40	29,435,000	30,167,915

China Evergrande Group

8.25% (2)	03/23/22	37,246,000	31,379,755

Easy Tactic Ltd.

5.75% (2)	01/13/22	10,175,000	9,425,102

8.13% (2)	02/27/23	22,920,000	20,100,840

Fantasia Holdings Group Co. Ltd.

10.88% (2)	01/09/23	5,500,000	5,658,400

12.25% (2)	10/18/22	900,000	950,580

Kaisa Group Holdings, Ltd.

8.50% (2)	06/30/22	33,660,000	32,828,598

Meituan

3.05% (1)	10/28/30	22,845,000	22,979,329

New Metro Global Ltd.

6.80% (2)	08/05/23	5,656,000	5,856,788

Ronshine China Holdings, Ltd.

8.75% (2)	10/25/22	17,571,000	18,053,578

Sunac China Holdings, Ltd.

7.88% (2)	02/15/22	10,580,000	10,765,061

Tencent Holdings, Ltd.

2.39% (1)	06/03/30	45,585,000	46,306,155

3.24% (1)	06/03/50	29,396,000	29,678,936

Yuzhou Properties Co. Ltd.

6.00% (2)	10/25/23	9,475,000	9,396,628

Total China

(Cost: $272,968,073)			273,547,665

Colombia — 2.7%

Bancolombia S.A.

4.63% (5-year U.S. Treasury Constant Maturity Rate + 2.944%) (3)	12/18/29	35,212,000	34,271,179

See accompanying Notes to Financial Statements.

17

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Colombia (Continued)

Colombia Government International Bond

3.00%	01/30/30	$12,525,000	$12,841,883

Ecopetrol S.A.

5.88%	05/28/45	33,163,000	36,150,986

6.88%	04/29/30	22,253,000	26,784,823

Empresas Publicas de Medellin ESP

4.38% (1)	02/15/31	21,910,000	22,430,582

Geopark, Ltd.

5.50% (1)	01/17/27	12,250,000	10,810,748

Grupo Aval, Ltd.

4.38% (1)	02/04/30	24,875,000	24,253,125

Millicom International Cellular S.A.

6.25% (1)	03/25/29	10,642,000	11,789,367

Total Colombia

(Cost: $169,306,203)			179,332,693

Costa Rica — 1.0%

Costa Rica Government International Bond

4.25% (2)	01/26/23	19,891,000	18,150,736

4.38% (2)	04/30/25	11,797,000	10,040,427

6.13% (1)	02/19/31	30,420,000	25,507,170

7.00% (2)	04/04/44	15,549,000	12,208,395

Total Costa Rica

(Cost: $75,364,244)			65,906,728

Dominican Republic — 3.6%

Dominican Republic International Bond

4.50% (1)	01/30/30	38,745,000	39,259,582

4.88% (1)	09/23/32	35,365,000	36,171,764

5.88% (1)	01/30/60	59,030,000	56,763,248

5.95% (1)	01/25/27	40,986,000	44,886,074

6.40% (1)	06/05/49	62,413,000	63,807,541

Total Dominican Republic

(Cost: $226,499,155)			240,888,209

Ecuador — 1.5%

Ecuador Government International Bond

0.00% (1)(5)	07/31/30	8,119,397	3,696,863

0.50% (1)	07/31/30	38,373,465	25,518,354

0.50% (1)	07/31/35	90,221,829	50,073,115

0.50% (1)	07/31/40	34,944,995	17,472,847

Total Ecuador

(Cost: $107,204,792)			96,761,179

Egypt — 3.9%

Egypt Government International Bond

5.75% (1)	05/29/24	31,433,000	32,263,271

6.59% (2)	02/21/28	35,825,000	36,216,836

7.05% (1)	01/15/32	59,785,000	58,729,421

7.63% (1)	05/29/32	51,669,000	52,516,695

8.50% (2)	01/31/47	38,414,000	38,335,972

Issues	Maturity Date	Principal Amount	Value

Egypt (Continued)

8.70% (1)	03/01/49	$40,622,000	$41,046,337

Total Egypt

(Cost: $257,037,909)			259,108,532

El Salvador — 0.3% (Cost: $19,849,778)

El Salvador Government International Bond

5.88% (2)	01/30/25	22,666,000	18,851,312

Ghana — 2.3%

Ghana Government International Bond

7.88% (1)	02/11/35	16,125,000	14,356,088

8.13% (2)	01/18/26	62,525,000	62,937,665

8.13% (1)	03/26/32	28,490,000	26,283,848

8.95% (1)	03/26/51	53,525,000	48,222,680

Total Ghana

(Cost: $159,779,847)			151,800,281

Guatemala — 0.5%

Guatemala Government Bond

5.38% (1)	04/24/32	11,490,000	13,591,521

6.13% (1)	06/01/50	13,360,000	16,559,854

Total Guatemala

(Cost: $24,848,931)			30,151,375

India — 1.0%

Adani Ports & Special Economic Zone, Ltd.

4.20% (1)	08/04/27	24,020,000	24,332,260

4.38% (1)	07/03/29	17,685,000	17,897,493

Network i2i, Ltd.

5.65% (5-year U.S. Treasury Constant Maturity Rate + 4.274%) (2)(3)(4)	01/15/25	23,435,000	23,565,357

Total India

(Cost: $65,846,546)			65,795,110

Indonesia — 6.4%

Freeport-McMoRan, Inc.

4.63%	08/01/30	17,310,000	18,509,150

5.40%	11/14/34	17,150,000	19,668,906

Indonesia Asahan Aluminium Persero PT

4.75% (1)	05/15/25	13,190,000	14,368,856

5.45% (1)	05/15/30	16,550,000	18,883,111

5.80% (1)	05/15/50	9,300,000	10,846,297

6.53% (1)	11/15/28	29,163,000	35,405,705

6.76% (1)	11/15/48	48,162,000	61,609,733

Indonesia Government International Bond

3.85%	10/15/30	30,800,000	35,164,360

4.20%	10/15/50	28,125,000	32,526,563

Minejesa Capital B.V.

5.63% (1)	08/10/37	42,325,000	43,865,630

See accompanying Notes to Financial Statements.

18

TCW Emerging Markets Income Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

Indonesia (Continued)

Pertamina Persero PT

4.15% (1)	02/25/60	$33,620,000	$33,071,994

Perusahaan Penerbit SBSN Indonesia III

3.80% (1)	06/23/50	50,913,000	54,298,715

4.15% (2)	03/29/27	43,105,000	48,467,262

Total Indonesia

(Cost: $380,494,785)			426,686,282

Iraq — 0.9% (Cost: $60,136,397)

Iraq International Bond

5.80% (2)	01/15/28	68,569,688	59,316,071

Israel — 2.5%

Leviathan Bond Ltd.

5.75% (1)	06/30/23	17,420,000	17,839,169

6.13% (1)	06/30/25	21,295,700	22,108,131

6.50% (1)	06/30/27	28,042,000	28,971,592

6.75% (1)	06/30/30	15,060,240	15,503,011

State of Israel

3.38%	01/15/50	77,251,000	83,577,084

Total Israel

(Cost: $166,088,378)			167,998,987

Ivory Coast — 0.6% (Cost: $38,870,695)

Ivory Coast Government International Bond

6.88% (1)	10/17/40	EUR 34,795,000	39,582,514

Kazakhstan — 2.5%

KazMunayGas National Co. JSC

3.50% (1)	04/14/33	$64,439,000	66,575,282

5.38% (1)	04/24/30	48,201,000	57,669,122

5.75% (2)	04/19/47	33,960,000	42,371,468

Total Kazakhstan

(Cost: $152,160,277)			166,615,872

Kenya — 1.7%

Kenya Government International Bond

7.00% (2)	05/22/27	63,355,000	66,044,103

8.00% (1)	05/22/32	27,177,000	28,625,534

8.25% (2)	02/28/48	14,525,000	14,869,969

Total Kenya

(Cost: $105,893,895)			109,539,606

Kuwait — 0.6%

MEGlobal Canada ULC

5.00% (1)	05/18/25	20,500,000	22,370,625

5.88% (1)	05/18/30	14,075,000	16,803,945

Total Kuwait

(Cost: $35,274,703)			39,174,570

Issues	Maturity Date	Principal Amount	Value

Lebanon — 0.3% (Cost: $38,908,368)

Lebanon Government International Bond

8.25% (6)	05/17/34	$139,956,000	$19,943,730

Malaysia — 0.6%

Petronas Capital, Ltd.

3.50% (1)	04/21/30	21,525,000	24,052,035

4.55% (1)	04/21/50	10,415,000	13,153,560

Total Malaysia

(Cost: $31,667,924)			37,205,595

Mexico — 5.0%

Banco Mercantil del Norte S.A.

6.88% (5-year U.S. Treasury Constant Maturity Rate + 5.035%) (1)(3)(4)	07/06/22	14,020,000	14,050,669

Banco Mercantil del Norte S.A.

7.50% (10-year U.S. Treasury Constant Maturity Rate + 5.470%) (1)(3)(4)	06/27/29	21,424,000	21,376,867

Cemex SAB de CV

5.20% (1)	09/17/30	20,180,000	21,343,175

7.38% (1)	06/05/27	26,550,000	29,348,370

Industrias Penoles SAB de CV

4.75% (1)	08/06/50	9,835,000	10,352,370

Infraestructura Energetica Nova SAB de CV

4.75% (1)	01/15/51	37,102,000	34,950,084

Petroleos Mexicanos

5.35%	02/12/28	36,799,000	31,571,334

5.95%	01/28/31	86,685,000	72,772,058

6.49%	01/23/27	19,520,000	18,208,256

6.50%	03/13/27	18,475,000	17,183,782

6.63%	06/15/35	26,476,000	21,986,597

6.88%	08/04/26	10,772,000	10,366,973

7.69%	01/23/50	29,648,000	24,717,538

Total Mexico

(Cost: $321,863,682)			328,228,073

Mongolia — 0.1% (Cost: $8,282,656)

Development Bank of Mongolia LLC

7.25% (1)	10/23/23	8,475,000	8,972,906

Netherlands — 0.5% (Cost: $30,461,781)
Prosus NV

4.03% (1)	08/03/50	29,700,000	31,003,830

Nigeria — 2.7%

IHS Netherlands Holdco BV

7.13% (1)	03/18/25	11,975,000	12,154,625

8.00% (2)	09/18/27	14,700,000	15,097,359

See accompanying Notes to Financial Statements.

19

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Nigeria (Continued)

Nigeria Government International Bond

7.14% (1)	02/23/30	$33,930,000	$32,844,240

7.63% (2)	11/28/47	37,900,000	34,686,080

7.70% (1)	02/23/38	58,985,000	54,579,558

7.88% (2)	02/16/32	27,986,000	27,249,073

Total Nigeria

(Cost: $180,402,328)			176,610,935

Oman — 1.9%

Oman Government International Bond

5.38% (2)	03/08/27	35,050,000	32,228,685

5.63% (2)	01/17/28	81,880,000	75,017,637

6.50% (2)	03/08/47	26,880,000	21,826,345

Total Oman

(Cost: $134,930,244)			129,072,667

Pakistan — 0.9% (Cost: $60,567,515)

Pakistan Government International Bond

6.88% (2)	12/05/27	58,688,000	57,593,351

Panama — 4.4%

Aeropuerto Internacional de Tocumen S. A.

6.00% (1)	11/18/48	6,927,242	7,746,077

AES Panama Generation Holdings SRL

4.38% (1)	05/31/30	29,160,000	30,900,852

C&W Senior Financing DAC

6.88% (1)	09/15/27	31,884,000	33,733,272

Global Bank Corp.

5.25% (3 mo. USD LIBOR + 3.300%) (1)(3)	04/16/29	36,645,000	39,056,241

Panama Government International Bond

2.25%	09/29/32	58,293,000	59,412,225

3.16%	01/23/30	66,183,000	72,404,202

3.87%	07/23/60	40,325,000	45,567,250

Total Panama

(Cost: $274,435,553)			288,820,119

Paraguay — 0.7%

Paraguay Government International Bond

5.40% (1)	03/30/50	18,830,000	22,963,185

5.60% (2)	03/13/48	19,042,000	23,516,870

Total Paraguay

(Cost: $36,787,023)			46,480,055

Peru — 2.5%

Banco de Credito del Peru

3.13% (U.S. 5-year Treasury Constant Maturity Rate + 3.000%) (1)(3)	07/01/30	17,840,000	18,141,496

Issues	Maturity Date	Principal Amount	Value

Peru (Continued)

Nexa Resources S.A.

5.38% (2)	05/04/27	$14,488,000	$15,276,147

6.50% (1)	01/18/28	17,025,000	18,993,516

Peruvian Government International Bond

2.78%	01/23/31	104,860,000	113,605,324

Total Peru

(Cost: $160,599,679)			166,016,483

Qatar — 3.3%

Qatar Government International Bond

3.25% (2)	06/02/26	40,370,000	44,643,165

3.75% (1)	04/16/30	99,825,000	116,233,734

4.40% (1)	04/16/50	47,399,000	60,509,563

Total Qatar

(Cost: $201,566,913)			221,386,462

Romania — 2.1%

Romanian Government International Bond

3.00% (1)	02/14/31	58,782,000	61,032,410

4.00% (1)	02/14/51	78,386,000	80,199,774

Total Romania

(Cost: $139,437,010)			141,232,184

Saudi Arabia — 4.2%

Saudi Government International Bond

2.50% (2)	02/03/27	105,775,000	111,053,172

2.75% (1)	02/03/32	97,790,000	102,410,578

3.75% (1)	01/21/55	60,467,000	64,775,999

Total Saudi Arabia

(Cost: $270,274,059)			278,239,749

Senegal — 0.7% (Cost: $46,809,726)

Senegal Government International Bond

4.75% (2)	03/13/28	EUR 40,170,000	46,384,914

South Africa — 2.7%

Eskom Holdings SOC, Ltd.

6.75% (2)	08/06/23	$44,396,000	42,243,549

7.13% (2)	02/11/25	60,565,000	56,987,879

South Africa Government Bond

4.30%	10/12/28	62,705,000	61,058,994

5.75%	09/30/49	23,752,000	21,506,694

Total South Africa

(Cost: $185,878,541)			181,797,116

Sri Lanka — 0.4%

Sri Lanka Government Bond

5.75% (1)	04/18/23	10,000,000	5,850,000

6.75% (2)	04/18/28	25,953,000	14,188,992

7.55% (1)	03/28/30	10,630,000	5,856,465

Total Sri Lanka

(Cost: $41,639,020)			25,895,457

See accompanying Notes to Financial Statements.

20

TCW Emerging Markets Income Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

Tanzania — 0.2% (Cost: $11,684,083)

HTA Group Ltd.

7.00% (1)	12/18/25	$11,750,000	$12,331,625

Thailand — 0.6% (Cost: $42,233,765)

Bangkok Bank PCL/Hong Kong

5.00% (U.S. 5-year Treasury Constant Maturity Rate + 4.729%) (1)(3)(4)	09/23/25	42,185,000	42,243,198

Turkey — 2.3%

Turkey Government International Bond

4.88%	10/09/26	72,440,000	65,614,794

5.13%	02/17/28	42,400,000	37,802,250

5.25%	03/13/30	55,229,000	48,256,339

Total Turkey

(Cost: $155,578,778)			151,673,383

Ukraine — 3.5%

Metinvest B.V.

7.75% (1)	10/17/29	21,330,000	20,501,330

Ukraine Government International Bond

0.00% (2)(5)(7)	05/31/40	72,855,000	63,349,699

7.75% (2)	09/01/22	29,205,000	30,505,207

7.75% (2)	09/01/26	49,290,000	50,039,208

7.75% (2)	09/01/27	68,981,000	69,681,588

Total Ukraine

(Cost: $227,359,589)			234,077,032

United Arab Emirates — 5.0%

Abu Dhabi Government International Bond

1.70% (2)	03/02/31	84,938,000	84,046,151

2.50% (1)	09/30/29	42,250,000	45,034,275

3.13% (1)	09/30/49	60,100,000	63,527,578

3.13% (1)	04/16/30	25,615,000	28,569,306

DP World PLC

4.70% (1)	09/30/49	13,208,000	13,519,048

DP World Salaam

6.00% (U.S. 5-year Treasury Constant Maturity Rate + 5.750%) (2)(3)(4)	10/01/25	44,993,000	47,278,644

Galaxy Pipeline Assets Bidco, Ltd.

1.75% (1)(8)	09/30/27	23,145,000	23,098,678

2.63% (1)(8)	03/31/36	23,795,000	23,778,344

Total United Arab Emirates

(Cost: $319,436,581)			328,852,024

Issues	Maturity Date	Principal Amount	Value

Uruguay — 1.5%

Uruguay Government International Bond

4.38%	01/23/31	$24,170,000	$29,264,583

4.98%	04/20/55	53,070,000	70,657,398

Total Uruguay

(Cost: $78,601,731)			99,921,981

Venezuela — 0.2%

Venezuela Government International Bond

8.25% (6)(9)	10/13/24	60,057,200	5,555,291

9.25% (6)(9)	09/15/27	60,955,000	5,638,338

9.25% (6)(9)	05/07/28	49,048,000	4,536,940

Total Venezuela

(Cost: $55,533,009)			15,730,569

Vietnam — 0.5% (Cost: $32,271,875)

Mong Duong Finance Holdings B.V.

5.13% (1)	05/07/29	32,430,000	33,185,011

Total Fixed Income Securities

(Cost: $6,443,067,640)			6,474,456,132

PURCHASED OPTIONS (10) (0.0%)

(Cost: $605,326)			721,766

		Shares

SHORT TERM INVESTMENTS — 3.6%

MONEY MARKET INVESTMENTS (3.6% )

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (11)		240,927,181	240,927,181

Total Money Market Investments

(Cost: $240,927,181)			240,927,181

Total Investments (101.3%)			6,716,105,079

(Cost: $6,684,600,147)

Liabilities In Excess Of Other Assets (-1.3%)			(88,131,062)

Total Net Assets (100.0%)			$6,627,974,017

Purchased Options — OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Currency Options
USD Put / ZAR Call	BNP Paribas S.A.	ZAR	16	1/6/21	67,035,000	$67,035,000	$721,766	$605,326	$116,440

See accompanying Notes to Financial Statements.

21

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

EUR	Euro Currency.
USD	U.S. Dollar.
ZAR	South African Rand.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2020, the value of these securities amounted to $3,108,707,737 or 46.9% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2020, the value of these securities amounted to $1,748,900,283 or 26.4% of net assets.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2020.
(4)	Perpetual maturity.
(5)	Security is not accruing interest.
(6)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(7)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(8)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(9)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(10)	See options table for description of purchased options.
(11)	Rate disclosed is the 7-day net yield as of October 31, 2020.

See accompanying Notes to Financial Statements.

22

TCW Emerging Markets Income Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Banks	3.8%
Building Materials	0.8
Chemicals	0.6
Commercial Services	1.5
Electric	4.4
Engineering & Construction	0.7
Foreign Government Bonds	61.9
Insurance	0.5
Internet	2.0
Iron & Steel	0.8
Media	0.4
Metal Fabricate & Hardware	0.2
Mining	3.4
Oil & Gas	11.5
Packaging & Containers	0.5
Pipelines	0.7
Real Estate	2.2
Telecommunications	1.0
Transportation	0.8
Money Market Investments	3.6

Total	101.3%

See accompanying Notes to Financial Statements.

23

TCW Emerging Markets Income Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$252,641,309	$—	$252,641,309
Building Materials	—	50,691,545	—	50,691,545
Chemicals	—	39,174,571	—	39,174,571
Commercial Services	—	103,027,445	—	103,027,445
Electric	—	293,674,449	—	293,674,449
Engineering & Construction	—	48,843,661	—	48,843,661
Foreign Government Bonds	—	4,086,015,697	15,730,569	4,101,746,266
Insurance	—	30,167,915	—	30,167,915
Internet	—	129,968,250	—	129,968,250
Iron & Steel	—	52,358,125	—	52,358,125
Media	—	29,023,617	—	29,023,617
Metal Fabricate & Hardware	—	12,331,625	—	12,331,625
Mining	—	223,913,792	—	223,913,792
Oil & Gas	—	759,638,018	—	759,638,018
Packaging & Containers	—	35,835,566	—	35,835,566
Pipelines	—	46,877,021	—	46,877,021
Real Estate	—	144,415,330	—	144,415,330
Telecommunications	—	69,087,997	—	69,087,997
Transportation	—	51,039,630	—	51,039,630

Total Fixed Income Securities	—	6,458,725,563	15,730,569	6,474,456,132

Currency Options	—	721,766	—	721,766
Money Market Investments	240,927,181	—	—	240,927,181

Total Investments	$240,927,181	$6,459,447,329	$15,730,569	$6,716,105,079

See accompanying Notes to Financial Statements.

24

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments	October 31, 2020

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 91.3% of Net Assets

Brazil — 10.0%

Brazil Notas do Tesouro Nacional, Series B

6.00%	05/15/35	BRL	2,100,000	$1,494,244

Brazil Notas do Tesouro Nacional, Series F

10.00%	01/01/23	BRL	25,599,000	4,865,240

10.00%	01/01/25	BRL	38,630,000	7,503,141

10.00%	01/01/27	BRL	25,382,000	4,944,990

10.00%	01/01/29	BRL	14,677,000	2,896,655

Total Brazil

(Cost: $26,650,727)				21,704,270

Chile — 2.1%

Bonos de la Tesoreria de la Republica en pesos

4.70% (1)	09/01/30	CLP	1,105,000,000	1,686,848

5.00%	03/01/35	CLP	945,000,000	1,473,994

6.00%	01/01/43	CLP	755,000,000	1,357,201

Total Chile

(Cost: $4,244,019)				4,518,043

China — 8.2%

Agricultural Development Bank of China

3.75%	01/25/29	CNY	56,370,000	8,449,981

China Development Bank

3.23%	01/10/25	CNY	46,370,000	6,870,947

3.48%	01/08/29	CNY	17,910,000	2,626,185

Total China

(Cost: $17,496,333)				17,947,113

Colombia — 5.3%

Colombian TES (Treasury) Bond, Series B

6.00%	04/28/28	COP	16,928,800,000	4,595,456

7.50%	08/26/26	COP	13,297,000,000	3,948,774

7.75%	09/18/30	COP	5,848,000,000	1,739,486

Empresas Publicas de Medellin ESP

8.38% (2)	11/08/27	COP	5,000,000,000	1,353,690

Total Colombia

(Cost: $12,023,511)				11,637,406

Czech Republic — 2.3%

Czech Republic Government Bond

0.95% (1)	05/15/30	CZK	26,380,000	1,124,653

2.00%	10/13/33	CZK	66,080,000	3,130,618

2.50% (1)	08/25/28	CZK	13,570,000	652,803

Total Czech Republic

(Cost: $4,834,274)				4,908,074

Issues	Maturity Date	Principal Amount		Value

Hungary — 4.6%

Hungary Government Bond

1.00%	11/26/25	HUF	613,130,000	$1,898,550

2.50%	10/24/24	HUF	716,180,000	2,375,964

2.75%	12/22/26	HUF	775,940,000	2,609,942

3.00%	10/27/27	HUF	492,000,000	1,687,297

3.00%	08/21/30	HUF	420,520,000	1,435,539

Total Hungary

(Cost: $9,827,071)				10,007,292

Indonesia — 11.3%

Indonesia Treasury Bond

6.50%	02/15/31	IDR	7,288,000,000	494,986

6.63%	05/15/33	IDR	3,330,000,000	220,634

7.00%	05/15/27	IDR	35,560,000,000	2,532,358

7.00%	09/15/30	IDR	20,312,000,000	1,429,965

7.50%	08/15/32	IDR	36,865,000,000	2,607,647

8.13%	05/15/24	IDR	17,513,000,000	1,308,595

8.25%	05/15/29	IDR	5,872,000,000	444,465

8.38%	03/15/24	IDR	45,383,000,000	3,406,596

8.38%	09/15/26	IDR	83,494,000,000	6,402,634

8.38%	03/15/34	IDR	26,233,000,000	1,970,390

9.00%	03/15/29	IDR	48,692,000,000	3,825,443

Total Indonesia

(Cost: $23,446,592)				24,643,713

Malaysia — 5.3%

Malaysia Government Bond

3.48%	03/15/23	MYR	9,050,000	2,265,440

3.50%	05/31/27	MYR	6,170,000	1,590,390

3.84%	04/15/33	MYR	2,503,000	652,105

3.89%	08/15/29	MYR	8,350,000	2,204,548

4.18%	07/15/24	MYR	7,605,000	1,976,751

4.23%	06/30/31	MYR	5,174,000	1,407,129

4.50%	04/15/30	MYR	1,804,000	497,674

4.89%	06/08/38	MYR	3,338,000	943,156

Total Malaysia

(Cost: $11,015,450)				11,537,193

Mexico — 9.7%

Mexican Bonos

7.75%	11/23/34	MXN	41,760,000	2,161,967

Mexico Government Bond (BONOS)

8.00%	12/07/23	MXN	92,020,000	4,726,915

5.75%	03/05/26	MXN	81,515,000	3,900,384

7.50%	06/03/27	MXN	106,300,000	5,497,975

7.75%	05/29/31	MXN	51,475,600	2,696,351

7.75%	11/13/42	MXN	43,800,000	2,206,931

Total Mexico

(Cost: $20,515,189)				21,190,523

See accompanying Notes to Financial Statements.

25

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

Peru — 2.6%

Peruvian Government Bond

5.40%	08/12/34	PEN	730,000	$213,076

Peruvian Government International Bond

6.15%	08/12/32	PEN	9,131,000	2,916,382

6.90% (1)	08/12/37	PEN	5,766,000	1,889,285

6.95% (1)	08/12/31	PEN	2,009,000	686,359

Total Peru

(Cost: $5,746,298)				5,705,102

Poland — 3.5%

Poland Government Bond

2.50%	07/25/27	PLN	11,604,000	3,256,041

2.75%	10/25/29	PLN	15,537,000	4,483,493

Total Poland

(Cost: $7,107,582)				7,739,534

Romania — 3.9%

Romania Government Bond

3.25%	04/29/24	RON	13,860,000	3,361,369

3.65%	07/28/25	RON	1,045,000	256,435

3.65%	09/24/31	RON	5,130,000	1,248,944

4.25%	06/28/23	RON	2,255,000	559,438

4.75%	02/24/25	RON	1,200,000	307,517

5.00%	02/12/29	RON	4,070,000	1,101,166

5.85%	04/26/23	RON	6,340,000	1,627,796

Total Romania

(Cost: $8,057,805)				8,462,665

Russia — 7.5%

Russian Federal Bond — OFZ

6.50%	02/28/24	RUB	34,424,000	452,693

6.90%	05/23/29	RUB	164,500,000	2,199,059

7.00%	01/25/23	RUB	242,000,000	3,196,729

7.25%	05/10/34	RUB	62,900,000	852,378

7.40%	07/17/24	RUB	268,000,000	3,632,864

7.65%	04/10/30	RUB	71,700,000	1,003,281

7.95%	10/07/26	RUB	165,415,000	2,333,322

8.15%	02/03/27	RUB	66,000,000	940,903

8.50%	09/17/31	RUB	123,500,000	1,828,258

Total Russia

(Cost: $18,676,998)				16,439,487

South Africa — 10.1%

South Africa Government Bond

6.25%	03/31/36	ZAR	87,500,000	3,546,042

7.00%	02/28/31	ZAR	32,300,000	1,633,015

8.00%	01/31/30	ZAR	132,550,000	7,531,051

8.25%	03/31/32	ZAR	43,700,000	2,312,807

8.50%	01/31/37	ZAR	37,695,858	1,820,446

8.75%	01/31/44	ZAR	13,600,000	638,777

8.75%	02/28/48	ZAR	4,004,142	187,383

9.00%	01/31/40	ZAR	86,800,000	4,273,640

Total South Africa

(Cost: $23,371,620)				21,943,161

Issues	Maturity Date	Principal Amount		Value

Thailand — 4.9%

Thailand Government Bond

1.59%	12/17/35	THB	37,000,000	$1,185,015

3.30%	06/17/38	THB	245,274,000	9,558,411

Total Thailand

(Cost: $10,574,058)				10,743,426

Total Fixed Income Securities

(Cost: $203,587,527)				199,127,002

Purchased Options (3)

(Cost: $39,958)				47,644

		Shares

MONEY MARKET INVESTMENTS — 1.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (4)			3,236,687	3,236,687

Total Money Market Investments

(Cost: $3,236,687)				3,236,687

		Principal Amount

SHORT TERM INVESTMENTS — 5.4%

Foreign Government Bonds — 5.4%

Egypt — 4.3%

Egypt Treasury Bills

0.00% (5)	12/01/20	EGP	20,000,000	1,260,662

0.00% (5)	12/22/20	EGP	13,100,000	819,355

0.00% (5)	12/29/20	EGP	37,875,000	2,362,978

0.00% (5)	01/12/21	EGP	14,250,000	883,681

0.00% (4)	01/19/21	EGP	48,850,000	3,024,842

0.00% (4)	01/26/21	EGP	17,300,000	1,067,201

Total Egypt

(Cost: $9,397,614)				9,418,719

Uruguay — 1.1%

Uruguay Monetary Regulation Bill

0.00% (4)	01/22/21	UYU	23,460,000	538,390

0.00% (4)	05/07/21	UYU	59,901,000	1,344,817

0.00% (4)	05/28/21	UYU	15,531,000	347,114

Total Uruguay

(Cost: $2,239,016)				2,230,321

Total Foreign Government Bonds

(Cost: $11,636,630)				11,649,040

Total Short Term Investments

(Cost: $11,636,630)				11,649,040

Total Investments (98.2%)

(Cost: $218,500,802)				214,060,373

Excess Of Other Assets Over Liabilities (1.8%)				3,948,396

Total Net Assets (100.0%)				$218,008,769

See accompanying Notes to Financial Statements.

26

TCW Emerging Markets Local Currency Income Fund

October 31, 2020

Purchased Options — OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Currency Options
USD Put / ZAR Call	BNP Paribas S.A.	ZAR	16	1/6/21	4,425,000	$4,425,000	$47,644	$39,958	$7,686

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (6)
Bank of America, N.A.	INR	163,593,787	12/01/20	$2,215,000	$2,202,113	$(12,887)
Bank of America, N.A.	PLN	52,055,650	01/07/21	13,400,000	13,135,349	(264,651)
Barclays Capital	MXN	24,272,780	01/13/21	1,146,402	1,132,038	(14,364)
Barclays Capital	MYR	19,053,235	12/02/20	4,581,000	4,580,123	(877)
Barclays Capital	THB	275,500,000	01/08/21	8,821,081	8,837,077	15,996
BNP Paribas S.A.	COP	3,328,800,000	11/12/20	858,602	863,308	4,706
BNP Paribas S.A.	CZK	186,600,000	12/08/20	8,367,150	7,969,756	(397,394)
Citibank N.A.	RUB	85,711,660	11/18/20	1,121,000	1,076,675	(44,325)
JP Morgan Chase Bank	RUB	76,963,511	11/18/20	974,813	966,784	(8,029)
JP Morgan Chase Bank	TRY	20,512,710	01/27/21	2,460,000	2,345,265	(114,735)

				$43,945,048	$43,108,488	$(836,560)

SELL (7)
Bank of America, N.A.	CZK	46,075,600	12/08/20	$2,000,000	$1,967,906	$32,094
Bank of America, N.A.	RUB	162,675,171	11/18/20	2,190,000	2,043,459	146,541
Barclays Capital	CZK	38,946,765	12/08/20	1,743,269	1,663,431	79,838
Barclays Capital	MYR	5,095,602	12/02/20	1,218,000	1,224,909	(6,909)
Barclays Capital	TWD	32,973,950	12/22/20	1,150,000	1,153,015	(3,015)
Barclays Capital	ZAR	18,664,800	12/01/20	1,120,000	1,144,941	(24,941)
BNP Paribas S.A.	PLN	4,357,080	01/07/21	1,120,000	1,099,434	20,566
BNP Paribas S.A.	ZAR	39,186,587	12/01/20	2,326,000	2,403,793	(77,793)
Citibank N.A.	PLN	3,973,373	01/07/21	1,023,000	1,002,612	20,388
Citibank N.A.	ZAR	14,559,789	12/01/20	890,000	893,130	(3,130)
Goldman Sachs & Co.	COP	3,328,800,000	11/12/20	876,000	863,308	12,692
Goldman Sachs & Co.	MXN	24,272,780	01/13/21	1,124,000	1,132,038	(8,038)
JP Morgan Chase Bank	CLP	516,993,600	11/12/20	656,000	667,866	(11,866)
JP Morgan Chase Bank	CZK	11,600,601	12/08/20	516,731	495,466	21,265
JP Morgan Chase Bank	PLN	4,324,070	01/07/21	1,129,000	1,091,105	37,895
JP Morgan Chase Bank	ZAR	38,622,750	12/01/20	2,300,000	2,369,206	(69,206)
Standard Chartered Bank	ZAR	3,731,424	12/01/20	225,000	228,894	(3,894)

				$21,607,000	$21,444,513	$162,487

See accompanying Notes to Financial Statements.

27

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

BRL	Brazilian Real.
CLP	Chilean Peso.
CNY	Chinese Yuan.
COP	Colombian Peso.
CZK	Czech Koruna.
EGP	Egyptian Pound.
IDR	Indonesian Rupiah.
MXN	Mexican Peso.
MYR	Malaysian Ringgit.
PEN	Peruvian Nuevo Sol.
PLN	Polish Zloty.
RON	Romanian New Leu.
RUB	Russian Ruble.
THB	Thai Baht.
TRY	Turkish New Lira.
TWD	Taiwan Dollar.
USD	U.S. Dollar.
UYU	Uruguayan Peso.
ZAR	South African Rand.
(1)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2020, the value of these securities amounted to $6,039,948 or 2.8% of net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2020, the value of these securities amounted to $1,353,690 or 0.6% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	See options table for description of purchased options.
(4)	Rate disclosed is the 7-day net yield as of October 31, 2020.
(5)	Security is not accruing interest.
(6)	Fund buys foreign currency, sells U.S. Dollar.
(7)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

28

TCW Emerging Markets Local Currency Income Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Banks	8.2%
Electric	0.6
Foreign Government Bonds	82.5
Short Term Investments	5.4
Money Market Investments	1.5

Total	98.2%

See accompanying Notes to Financial Statements.

29

TCW Emerging Markets Local Currency Income Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$17,947,112	$—	$17,947,112
Electric	—	1,353,690	—	1,353,690
Foreign Government Bonds	—	179,826,200	—	179,826,200

Total Fixed Income Securities	—	199,127,002	—	199,127,002

Currency Options	—	47,644	—	47,644

Money Market Investments	3,236,687	—	—	3,236,687

Short Term Investments	—	11,649,040	—	11,649,040
Total Investments	$3,236,687	$210,823,686	$—	$214,060,373

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	391,981	—	391,981

Total	$3,236,687	$211,215,667	$—	$214,452,354

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,066,054)	$—	$(1,066,054)

Total	$—	$(1,066,054)	$—	$(1,066,054)

See accompanying Notes to Financial Statements.

30

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments	October 31, 2020

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 31.4% of Net Assets

Angola — 0.4%

Angolan Government International Bond

8.25% (1)	05/09/28	$225,000	$177,643

9.38% (1)	05/08/48	225,000	173,058

Total Angola

(Cost: $442,729)			350,701

Argentina — 0.4%

Argentine Republic Government International Bond

0.13%	07/09/30	436,693	160,266

0.13%	07/09/35	708,054	232,950

1.00%	07/09/29	55,555	22,917

Total Argentina

(Cost: $594,096)			416,133

Bahrain — 1.0%

Bahrain Government International Bond

6.00% (2)	09/19/44	200,000	187,475

7.50% (2)	09/20/47	250,000	265,117

CBB International Sukuk Programme Co. SPC

6.25% (1)	11/14/24	250,000	270,313

Oil and Gas Holding Co. BSCC (The)

7.50% (2)	10/25/27	200,000	211,625

Total Bahrain

(Cost: $905,678)			934,530

Brazil — 2.3%

Andrade Gutierrez International S.A.

9.50% (1)	12/30/24	130,000	78,000

Banco do Brasil S.A.

6.25% (10-year U.S. Treasury Constant Maturity Rate + 4.398%) (2)(3)(4)	04/15/24	200,000	192,380

Brazilian Government International Bond

3.88%	06/12/30	800,000	811,840

CSN Islands XII Corp.

7.00% (2)(4)	12/23/20	200,000	179,500

MV24 Capital B.V.

6.75% (1)	06/01/34	195,028	197,161

Petrobras Global Finance B.V.

6.85%	12/31/99	380,000	408,728

5.60%	01/03/31	255,000	275,457

Total Brazil

(Cost: $2,190,439)			2,143,066

Chile — 0.8%

AES Gener S.A.

7.13% (USD 5-Year Swap rate + 4.644%) (1)(3)	03/26/79	200,000	207,534

Issues	Maturity Date	Principal Amount	Value

Chile (Continued)

Chile Government International Bond

2.55%	01/27/32	$350,000	$365,313

Empresa de los Ferrocarriles del Estado

3.07% (1)	08/18/50	200,000	187,800

Total Chile

(Cost: $759,872)			760,647

China — 1.5%

AIA Group, Ltd.

3.20% (1)	09/16/40	200,000	204,980

China Evergrande Group

8.25% (2)	03/23/22	200,000	168,500

Easy Tactic Ltd.

8.13% (2)	02/27/23	200,000	175,400

Kaisa Group Holdings, Ltd.

8.50% (2)	06/30/22	200,000	195,060

Meituan

3.05% (1)	10/28/30	200,000	201,176

Tencent Holdings, Ltd.

2.39% (1)	06/03/30	200,000	203,164

3.24% (1)	06/03/50	200,000	201,925

Total China

(Cost: $1,343,858)			1,350,205

Colombia — 1.0%

Bancolombia S.A.

4.63% (5-year U.S. Treasury Constant Maturity Rate + 2.944%) (3)	12/18/29	200,000	194,656

Ecopetrol S.A.

6.88%	04/29/30	265,000	318,967

Empresas Publicas de Medellin ESP

4.38% (1)	02/15/31	200,000	204,752

Grupo Aval, Ltd.

4.38% (1)	02/04/30	200,000	195,000

Total Colombia

(Cost: $842,279)			913,375

Costa Rica — 0.4%

Costa Rica Government International Bond

4.25% (2)	01/26/23	200,000	182,502

6.13% (1)	02/19/31	200,000	167,700

Total Costa Rica

(Cost: $396,103)			350,202

Dominican Republic — 1.2%

Dominican Republic International Bond

4.50% (1)	01/30/30	200,000	202,656

4.88% (1)	09/23/32	595,000	608,574

5.88% (1)	01/30/60	150,000	144,240

5.95% (1)	01/25/27	150,000	164,273

Total Dominican Republic

(Cost: $1,083,813)			1,119,743

See accompanying Notes to Financial Statements.

31

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Ecuador — 0.5%

Ecuador Government International Bond

0.00% (1)(5)	07/31/30	$43,207	$19,673

0.50% (1)	07/31/30	197,300	131,204

0.50% (1)	07/31/35	381,710	211,849

0.50% (1)	07/31/40	158,900	79,452

Total Ecuador

(Cost: $492,475)			442,178

Egypt — 1.2%

Egypt Government International Bond

6.59% (2)	02/21/28	475,000	480,195

7.05% (1)	01/15/32	200,000	196,469

7.63% (1)	05/29/32	470,000	477,711

Total Egypt

(Cost: $1,148,158)			1,154,375

El Salvador — 0.1% (Cost: $61,999)

El Salvador Government International Bond

5.88% (2)	01/30/25	78,000	64,873

Ghana — 0.8%

Ghana Government International Bond

8.13% (2)	01/18/26	200,000	201,320

8.13% (1)	03/26/32	300,000	276,769

8.95% (1)	03/26/51	300,000	270,281

Total Ghana

(Cost: $790,529)			748,370

India — 0.4%

Adani Ports & Special Economic Zone, Ltd.

4.20% (1)	08/04/27	200,000	202,600

Network i2i, Ltd.

5.65% (5-year Treasury Constant Maturity Rate + 4.274%) (2)(3)(4)	01/15/25	200,000	201,113

Total India

(Cost: $382,000)			403,713

Indonesia — 2.2%

Freeport-McMoRan, Inc.

4.63%	08/01/30	90,000	96,235

5.40%	11/14/34	90,000	103,219

Indonesia Asahan Aluminium Persero PT

5.80% (1)	05/15/50	225,000	262,410

6.53% (1)	11/15/28	250,000	303,515

6.76% (1)	11/15/48	200,000	255,844

Indonesia Government International Bond

4.20%	10/15/50	200,000	231,300

Minejesa Capital B.V.

5.63% (1)	08/10/37	200,000	207,280

Issues	Maturity Date	Principal Amount		Value

Indonesia (Continued)

Perusahaan Penerbit SBSN Indonesia III

3.80% (1)	06/23/50		$200,000	$213,300

4.15% (2)	03/29/27		300,000	337,320

Total Indonesia

(Cost: $1,797,550)				2,010,423

Iraq — 0.2% (Cost: $187,041)

Iraq International Bond

5.80% (2)	01/15/28		234,375	202,746

Israel — 0.8%

Leviathan Bond Ltd.

5.75% (1)	06/30/23		77,000	78,853

6.13% (1)	06/30/25		94,300	97,897

6.50% (1)	06/30/27		179,000	184,934

6.75% (1)	06/30/30		54,000	55,588

State of Israel

3.38%	01/15/50		325,000	351,614

Total Israel

(Cost: $751,617)				768,886

Ivory Coast — 0.2% (Cost: $171,693)

Ivory Coast Government International Bond

6.88% (1)	10/17/40	EUR	150,000	170,639

Kazakhstan — 0.7%

KazMunayGas National Co. JSC

3.50% (1)	04/14/33		$400,000	413,261

5.75% (2)	04/19/47		200,000	249,537

Total Kazakhstan

(Cost: $633,283)				662,798

Kenya — 0.3% (Cost: $310,370)

Kenya Government International Bond

8.00% (1)	05/22/32		300,000	315,990

Kuwait — 0.2% (Cost: $200,000)

MEGlobal Canada ULC

5.00% (1)	05/18/25		200,000	218,250

Lebanon — 0.1% (Cost: $239,512)

Lebanon Government International Bond

8.25% (6)	05/17/34		870,000	123,975

Malaysia — 0.3% (Cost: $200,000)

Petronas Capital, Ltd.

4.55% (1)	04/21/50		200,000	252,589

Mexico — 1.5%

Banco Mercantil del Norte S.A.

6.88% (5-year U.S. Treasury Constant Maturity Rate + 5.035%) (1)(3)(4)	07/06/22		200,000	200,437

See accompanying Notes to Financial Statements.

32

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2020

Issues	Maturity Date	Principal Amount	Value

Mexico (Continued)

Cemex SAB de CV

7.38% (1)	06/05/27	$200,000	$221,080

Infraestructura Energetica Nova SAB de CV

4.75% (1)	01/15/51	200,000	188,400

Petroleos Mexicanos

5.95%	01/28/31	430,000	360,985

6.49%	01/23/27	65,000	60,632

6.50%	03/13/27	135,000	125,565

6.63%	06/15/35	104,000	86,365

7.69%	01/23/50	181,000	150,900

Total Mexico

(Cost: $1,347,121)			1,394,364

Netherlands — 0.2% (Cost: $200,000)

Prosus NV

4.03% (1)	08/03/50	200,000	208,780

Nigeria — 0.8%

IHS Netherlands Holdco BV

8.00% (2)	09/18/27	200,000	205,406

Nigeria Government International Bond

7.14% (1)	02/23/30	400,000	387,200

7.63% (2)	11/28/47	200,000	183,040

Total Nigeria

(Cost: $720,833)			775,646

Oman — 0.6%

Oman Government International Bond

5.38% (2)	03/08/27	200,000	183,901

5.63% (2)	01/17/28	200,000	183,238

6.50% (2)	03/08/47	200,000	162,399

Total Oman

(Cost: $559,203)			529,538

Pakistan — 0.2% (Cost: $242,824)

Pakistan Government International Bond

6.88% (2)	12/05/27	235,000	230,617

Panama — 1.5%

AES Panama Generation Holdings SRL

4.38% (1)	05/31/30	200,000	211,940

C&W Senior Financing DAC

6.88% (1)	09/15/27	200,000	211,600

Global Bank Corp.

5.25% (3 mo. USD LIBOR + 3.300%) (1)(3)	04/16/29	270,000	287,766

Panama Government International Bond

3.16%	01/23/30	200,000	218,800

3.87%	07/23/60	400,000	452,000

Total Panama

(Cost: $1,334,689)			1,382,106

Issues	Maturity Date	Principal Amount		Value

Paraguay — 0.3% (Cost: $188,000)

Paraguay Government International Bond

5.60% (2)	03/13/48		$200,000	$247,000

Peru — 0.8%

Banco de Credito del Peru

3.13% (U.S. 5-year Treasury Constant Maturity Rate + 3.000%) (1)(3)	07/01/30		55,000	55,929

Nexa Resources S.A.

6.50% (1)	01/18/28		200,000	223,125

Peruvian Government International Bond

2.78%	01/23/31		425,000	460,445

Total Peru

(Cost: $701,102)				739,499

Qatar — 1.1%

Qatar Government International Bond

3.25% (2)	06/02/26		500,000	552,925

3.75% (1)	04/16/30		400,000	465,750

Total Qatar

(Cost: $977,357)				1,018,675

Romania — 0.7%

Romanian Government International Bond

3.00% (1)	02/14/31		128,000	132,901

4.00% (1)	02/14/51		462,000	472,690

Total Romania

(Cost: $603,349)				605,591

Saudi Arabia — 1.5%

Saudi Government International Bond

2.50% (2)	02/03/27		650,000	682,435

2.75% (1)	02/03/32		700,000	733,075

Total Saudi Arabia

(Cost: $1,398,501)				1,415,510

Senegal — 0.3% (Cost: $232,134)

Senegal Government International Bond

4.75% (2)	03/13/28	EUR	200,000	230,943

South Africa — 0.8%

Eskom Holdings SOC, Ltd.

6.75% (2)	08/06/23		$200,000	190,303

7.13% (2)	02/11/25		400,000	376,375

South Africa Government Bond

4.30%	10/12/28		200,000	194,750

Total South Africa

(Cost: $808,809)				761,428

See accompanying Notes to Financial Statements.

33

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Thailand — 0.2% (Cost: $200,000)

Bangkok Bank PCL/Hong Kong

5.00% (U.S. 5-year Treasury Constant Maturity Rate + 4.729%) (1)(3)(4)	09/23/25	$200,000	$200,276

Turkey — 0.6%

Turkey Government International Bond

5.25%	03/13/30	340,000	297,075

6.13%	10/24/28	325,000	305,338

Total Turkey

(Cost: $583,340)			602,413

Ukraine — 1.1%

Metinvest B.V.

7.75% (1)	10/17/29	200,000	192,230

Ukraine Government International Bond

0.00% (2)(5)(7)	05/31/40	554,000	481,720

7.75% (2)	09/01/26	220,000	223,344

7.75% (2)	09/01/27	140,000	141,422

Total Ukraine

(Cost: $958,977)			1,038,716

United Arab Emirates — 1.6%

Abu Dhabi Government International Bond

1.70% (2)	03/02/31	300,000	296,850

2.50% (1)	09/30/29	200,000	213,180

3.13% (1)	04/16/30	300,000	334,600

DP World Salaam

6.00% (U.S. 5-year Treasury Constant Maturity Rate + 5.750%) (2)(3)(4)	10/01/50	400,000	420,320

Galaxy Pipeline Assets Bidco, Ltd.

2.63% (1)(8)	03/31/36	200,000	199,860

Total United Arab Emirates

(Cost: $1,465,347)			1,464,810

Uruguay — 0.5%

Uruguay Government International Bond

4.38%	01/23/31	260,000	314,803

4.98%	04/20/55	94,000	125,152

Total Uruguay

(Cost: $373,904)			439,955

Venezuela — 0.1%

Venezuela Government International Bond

9.25% (6)(9)	09/15/27	550,000	50,875

9.25% (2)(6)(9)	05/07/28	787,000	72,798

Total Venezuela

(Cost: $413,469)			123,673

Total Fixed Income Securities

(Cost: $29,234,053)			29,287,947

Issues	Shares	Value

COMMON STOCK — 68.0%

Argentina — 1.8% (Cost: $955,541)

MercadoLibre, Inc. (10)	1,360	$1,651,108

Brazil — 5.5%

Localiza Rent a Car S.A.	140,100	1,474,379

Magazine Luiza S.A.	170,000	726,171

Notre Dame Intermedica Participacoes S.A.	55,500	632,869

Pet Center Comercio e Participacoes SA (10)	166,000	511,013

Raia Drogasil S.A.	231,500	965,988

StoneCo, Ltd. (10)	15,600	819,624

Total Brazil

(Cost: $4,497,620)		5,130,044

Chile — 0.3% (Cost: $302,793)

Empresa Nacional de Telecomunicaciones SA	50,000	281,559

China — 34.2%

Alibaba Group Holding, Ltd. (SP ADR) (10)	22,362	6,813,478

CITIC Guoan Information Industry Co., Ltd. (10)	1,285,000	494,520

Dongfang Electric Corp., Ltd.	322,600	511,668

Galaxy Entertainment Group, Ltd.	200,000	1,321,310

GDS Holdings, Ltd. (ADR) (10)	15,500	1,302,620

Innovent Biologics, Inc. (10)	60,000	444,765

JD.com, Inc. (ADR) (10)	18,300	1,491,816

Kingboard Holdings, Ltd.	146,500	496,052

Koolearn Technology Holding, Ltd. (10)	172,500	558,345

KWG Living Group Holdings, Ltd. (10)	141,750	111,136

KWG Property Holdings, Ltd.	283,500	375,833

Meituan Dianping — Class B (10)	44,700	1,665,873

NAURA Technology Group Co., Ltd.	34,612	886,836

New Oriental Education & Technology Group, Inc. (SP ADR) (10)	6,751	1,082,725

Pharmaron Beijing Co., Ltd. — Class H	72,000	1,042,111

Proya Cosmetics Co., Ltd.	32,277	834,688

SF Holding Co., Ltd.	79,544	985,296

Shanghai Tunnel Engineering Co., Ltd.	583,100	486,544

Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	12,800	740,940

Tencent Holdings, Ltd.	79,612	6,080,960

WuXi AppTec Co., Ltd. — Class H	70,224	1,122,422

Wuxi Biologics, Inc. (10)	51,000	1,431,835

Yifeng Pharmacy Chain Co., Ltd.	62,390	950,272

Zhongsheng Group Holdings, Ltd.	84,000	598,759

Total China

(Cost: $20,438,455)		31,830,804

Egypt — 1.1% (Cost: $1,050,279)

Commercial International Bank Egypt SAE	258,127	1,008,974

See accompanying Notes to Financial Statements.

34

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2020

Issues	Shares	Value

France — 1.2% (Cost: $849,789)

Hermes International	1,200	$1,117,511

Hungary — 0.9% (Cost: $716,714)

Richter Gedeon Nyrt	40,158	819,931

India — 4.7%

Avenue Supermarts, Ltd. (10)	31,130	936,984

Bajaj Finance, Ltd.	25,270	1,124,189

Divi’s Laboratories, Ltd.	18,600	788,718

Reliance Industries, Ltd.	28,315	788,791

Reliance Industries, Ltd.	3,214	51,454

Shriram Transport Finance Co., Ltd.	78,634	731,545

Total India

(Cost: $3,747,406)		4,421,681

Mexico — 0.6% (Cost: $619,955)

Genomma Lab Internacional S.A.B. de C.V. — Class B (10)	609,900	542,325

Poland — 0.4% (Cost: $488,688)

Polskie Gornictwo Naftowe i Gazownictwo S.A.	370,000	389,681

Russia — 1.9%

X5 Retail Group NV (GDR)	11,624	408,467

Yandex N.V. (10)	24,400	1,404,708

Total Russia

(Cost: $1,212,622)		1,813,175

Singapore — 0.7% (Cost: $648,750)

Sea, Ltd. . (SP ADR) (10)	4,300	678,110

South Africa —1.0% (Cost: $760,102)

Clicks Group, Ltd.	62,571	908,601

South Korea — 2.6%

Kakao Corp.	3,650	1,064,307

NCSoft Corp.	1,250	858,855

Issues	Shares	Value

South Korea (Continued)

Samsung Biologics Co., Ltd. (10)	750	$453,222

Total South Korea

(Cost: $1,742,356)		2,376,384

Taiwan — 9.4%

Acer, Inc.	563,730	471,123

ASPEED Technology, Inc.	14,000	677,593

Chailease Holding Co., Ltd.	272,160	1,322,123

Pegatron Corp.	219,000	471,951

Ruentex Development Co., Ltd.	359,000	496,438

Taiwan Semiconductor Manufacturing Co., Ltd.	354,000	5,355,904

Total Taiwan

(Cost: $5,939,194)		8,795,132

United Kingdom — 0.6% (Cost: $376,878)

Genus PLC	10,300	546,334

United States — 1.1%

Applied Materials, Inc.	11,500	681,145

MSCI, Inc.	940	328,850

Total United States

(Cost: $594,798)		1,009,995

Total Common Stock

(Cost: $44,941,940)		63,321,349

Purchased Options (11) (0.0%)

(Cost: $2,709)		3,230

Total Investments (99.4%)

(Cost: $74,178,702)		92,612,526

Excess Of Other Assets Over Liabilities (0.6%)		577,659

Total Net Assets (100.0%)		$93,190,185

Purchased Options — OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid by Fund	Unrealized Appreciation (Depreciation)
Currency Options
USD Put / ZAR Call	BNP Paribas S.A.	ZAR	$16	1/6/21	300,000	$300,000	$3,230	$2,709	$521

See accompanying Notes to Financial Statements.

35

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ADR	American Depositary Receipt. ADRs are receipts typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation.
GDR	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
EUR	Euro Currency.
USD	U.S. Dollar.
ZAR	South African Rand.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2020, the value of these securities amounted to $13,827,126 or 14.8% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2020, the value of these securities amounted to $8,559,699 or 9.2% of net assets.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2020.
(4)	Perpetual maturity.
(5)	Security is not accruing interest.
(6)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(7)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(8)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(9)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(10)	Non-income producing security.
(11)	See options table for description of purchased options.

See accompanying Notes to Financial Statements.

36

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Sector	October 31, 2020

Sector	Percentage of Net Assets
Agriculture	0.6%
Apparel	1.2
Banks	2.5
Biotechnology	1.0
Building Materials	0.2
Chemicals	0.8
Commercial Services	4.9
Computers	0.5
Cosmetics/Personal Care	0.9
Diversified Financial Services	3.4
Electric	1.7
Electrical Components & Equipment	0.6
Electronics	0.5
Engineering & Construction	0.8
Food	1.5
Foreign Government Bonds	18.8
Healthcare-Products	0.8
Healthcare-Services	4.5
Insurance	0.2
Internet	23.4
Iron & Steel	0.4
Lodging	1.4
Media	0.5
Mining	1.3
Oil & Gas	4.9
Pharmaceuticals	2.3
Pipelines	0.2
Real Estate	1.6
Retail	5.0
Semiconductors	8.2
Software	1.1
Telecommunications	2.2
Transportation	1.5

Total	99.4%

See accompanying Notes to Financial Statements.

37

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Country	October 31, 2020

Country	Percentage of Net Assets
Angola	0.4%
Argentina	2.2
Bahrain	1.0
Brazil	7.8
Chile	1.1
China	35.7
Colombia	1.0
Costa Rica	0.4
Dominican Republic	1.2
Ecuador	0.5
Egypt	2.3
El Salvador	0.1
France	1.2
Ghana	0.8
Hungary	0.9
India	5.1
Indonesia	2.2
Iraq	0.2
Israel	0.8
Ivory Coast	0.2
Jersey	0.2
Kazakhstan	0.7
Kenya	0.3
Kuwait	0.2
Lebanon	0.1
Malaysia	0.3
Mexico	2.1
Netherlands	0.2
Nigeria	0.8
Oman	0.6
Pakistan	0.2
Panama	1.5
Paraguay	0.3
Peru	0.8
Poland	0.4
Qatar	1.1
Romania	0.7
Russia	1.9
Saudi Arabia	1.5
Senegal	0.3
Singapore	0.7
South Africa	1.8
South Korea	2.6
Taiwan	9.4
Thailand	0.2
Turkey	0.6
Ukraine	1.1
United Arab Emirates	1.4
United Kingdom	0.6
United States	1.1
Uruguay	0.5
Venezuela	0.1

Total	99.4%

See accompanying Notes to Financial Statements.

38

TCW Emerging Markets Multi-Asset Opportunities Fund

Fair Valuation Summary	October 31, 2020

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$1,326,445	$—	$1,326,445
Building Materials	—	221,080	—	221,080
Chemicals	—	218,250	—	218,250
Commercial Services	—	622,920	—	622,920
Electric	—	1,586,585	—	1,586,585
Engineering & Construction	—	283,406	—	283,406
Foreign Government Bonds	—	17,401,108	123,673	17,524,781
Insurance	—	204,980	—	204,980
Internet	—	815,045	—	815,045
Iron & Steel	—	371,730	—	371,730
Mining	—	1,244,348	—	1,244,348
Oil & Gas	—	3,331,883	—	3,331,883
Pipelines	—	199,860	—	199,860
Real Estate	—	538,960	—	538,960
Telecommunications	—	412,713	—	412,713
Transportation	—	384,961	—	384,961

Total Fixed Income Securities	—	29,164,274	123,673	29,287,947

Common Stock
Agriculture	—	546,334	—	546,334
Apparel	—	1,117,511	—	1,117,511
Banks	—	1,008,975	—	1,008,975
Biotechnology	—	897,988	—	897,988
Chemicals	—	496,052	—	496,052
Commercial Services	3,376,728	558,345	—	3,935,073
Computers	—	471,123	—	471,123
Cosmetics/Personal Care	—	834,688	—	834,688
Diversified Financial Services	—	3,177,857	—	3,177,857
Electrical Components & Equipment	—	511,668	—	511,668
Electronics	—	471,951	—	471,951
Engineering & Construction	—	486,544	—	486,544
Food	408,467	936,984	—	1,345,451
Healthcare-Products	—	740,940	—	740,940
Healthcare-Services	632,870	3,596,368	—	4,229,238
Internet	11,361,110	9,669,995	—	21,031,105
Lodging	—	1,321,310	—	1,321,310
Media	—	494,520	—	494,520
Oil & Gas	—	1,229,925	—	1,229,925
Pharmaceuticals	542,324	1,608,649	—	2,150,973
Real Estate	111,136	872,270	—	983,406
Retail	3,111,773	1,549,031	—	4,660,804
Semiconductors	681,145	6,920,333	—	7,601,478
Software	1,006,960	—	—	1,006,960
Telecommunications	1,584,179	—	—	1,584,179
Transportation	—	985,296	—	985,296

Total Common Stock	22,816,692	40,504,657	—	63,321,349

Currency Options	—	3,230	—	3,230

Total Investments	$22,816,692	$69,672,161	$123,673	$92,612,526

See accompanying Notes to Financial Statements.

39

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2020

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund
ASSETS
Investments, at Value (1)	$6,228,521	$6,716,105,079	$214,060,373	$92,612,526
Foreign Currency, at Value (2)	83	4	431	37
Receivable for Securities Sold	—	12,477,636	1,424,127	737,089
Receivable for Fund Shares Sold	—	10,044,411	311,480	25,010
Interest and Dividends Receivable	1,480	77,862,986	3,647,472	395,355
Foreign Tax Reclaims Receivable	256	—	—	3,008
Receivable from Investment Advisor	9,095	—	5,145	7,797
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—	—	391,981	—
Cash Collateral Held for Brokers	—	—	540,000	—
Prepaid Expenses	14,353	189,925	33,801	14,125

Total Assets	6,253,788	6,816,680,041	220,414,810	93,794,947

LIABILITIES
Distributions Payable	—	25,129,186	—	—
Payable for Securities Purchased	31,258	101,897,367	39,958	175,477
Payable for Purchase of When-Issued Securities	—	46,940,000	—	200,000
Payable for Fund Shares Redeemed	1,408	9,332,280	881,226	44,323
Accrued Capital Gain Withholding Taxes	—	—	154,922	7,515
Disbursements in Excess of Available Cash	—	—	—	16,181
Accrued Directors’ Fees and Expenses	1,000	1,000	1,000	1,000
Deferred Accrued Directors’ Fees and Expenses	1,250	1,250	1,250	1,250
Accrued Management Fees	4,198	4,284,444	142,288	72,856
Accrued Distribution Fees	396	56,770	5,431	2,019
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—	—	1,066,054	—
Transfer Agent Fees Payable	3,088	101,865	4,514	3,550
Administration Fee Payable	3,618	153,195	9,537	6,066
Audit Fees Payable	18,000	33,180	23,628	26,892
Accounting Fees Payable	641	93,449	4,913	1,834
Custodian Fees Payable	11,341	86,389	54,839	34,409
Other Accrued Expenses	2,730	595,649	16,481	11,390

Total Liabilities	78,928	188,706,024	2,406,041	604,762

NET ASSETS	$6,174,860	$6,627,974,017	$218,008,769	$93,190,185

See accompanying Notes to Financial Statements.

40

TCW Funds, Inc.

Statements of Assets and Liabilities (Continued)	October 31, 2020

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund
NET ASSETS CONSIST OF:
Paid-in Capital	$5,160,865	$7,582,224,887	$253,345,218	$85,762,234
Accumulated Earnings (Loss)	1,013,995	(954,250,870)	(35,336,449)	7,427,951

NET ASSETS	$6,174,860	$6,627,974,017	$218,008,769	$93,190,185

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$4,313,891	$5,877,348,083	$192,679,387	$84,386,791

N Class Share	$1,860,969	$261,519,814	$25,329,382	$8,803,394

Plan Class Share	$—	$489,106,120	$—	$—

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	363,883	740,831,167	22,491,165	6,977,000

N Class Share	157,013	25,559,400	2,963,673	732,707

Plan Class Share	—	61,708,937	—	—

NET ASSET VALUE PER SHARE: (4)
I Class Share	$11.86	$7.93	$8.57	$12.09

N Class Share	$11.85	$10.23	$8.55	$12.01

Plan Class Share	$—	$7.93	$—	$—

(1)

The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund at October 31, 2020 was $4,470,838, $6,684,600,147, $218,500,802 and $74,178,702, respectively.

(2)

The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund at October 31, 2020 was $83, $5, $437 and $38, respectively.

(3)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class, N Class and Plan Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

41

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2020

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund			TCW Emerging Markets Multi-Asset Opportunities Fund
INVESTMENT INCOME
Income:
Dividends Interest	$77,276 — (1)	$	— 362,142,838 (2)	$	— 13,523,060	(2)	$843,219 1,948,169	(1) (2)

Total	77,276		362,142,838		13,523,060		2,791,388

Expenses:
Management Fees	44,050		46,837,964		1,764,693		835,450
Accounting Services Fees	3,241		411,548		22,197		8,996
Administration Fees	14,015		691,332		41,963		25,328
Transfer Agent Fees:
I Class	5,467		3,569,433		98,278		56,727
N Class	6,105		271,947		30,544		14,535
Plan Class	—		1,608		—		—
Custodian Fees	50,797		256,105		171,118		120,864
Professional Fees	25,578		130,509		40,799		40,607
Directors’ Fees and Expenses	40,697		40,697		40,697		40,697
Registration Fees:
I Class	17,921		234,911		39,320		22,597
N Class	17,921		32,420		22,051		18,554
Plan Class	—		9,660		—		—
Distribution Fees:
N Class	4,090		736,896		65,501		24,508
Shareholder Reporting Expense	1,525		14,444		5,066		5,216
Tax Agent Fees	3,105		—		—		—
Other	7,309		798,908		31,774		22,866

Total	241,821		54,038,382		2,374,001		1,236,945

Less Expenses Borne by Investment Advisor:
I Class	108,938		—		241,979		230,382
N Class	64,185		497,497		118,971		58,701
Plan Class	—		10,361		—		—

Net Expenses	68,698		53,530,524		2,013,051		947,862

Net Investment Income	8,578		308,612,314		11,510,009		1,843,526

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	57,911		(323,301,517)		(10,759,593	) (3)	(2,308,466)
Foreign Currency	(12,988)		(1,413,734)		(918,911)		(174,337)
Foreign Currency Forward Contracts	—		(3,022,426)		(1,553,883)		(23,698)
Futures Contracts	—		(11,361,569)		(141,330)		(84,178)
Swap Agreements	—		905,885		—		4,546
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	918,571		(113,922,732)		(14,038,796	) (4)	9,147,491	(4)
Foreign Currency	(906)		(41,405)		5,194		(2,744)
Foreign Currency Forward Contracts	—		752,445		(789,578)		6,114
Futures contracts	—		7,791,812		47,462		58,672

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	962,588		(443,613,241)		(28,149,435)		6,623,400

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$971,166		$(135,000,927)		$(16,639,426)		$8,466,926

(1)	Net of foreign taxes withheld of $9,200 and $98,579 for the TCW Developing Markets Equity Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.
(2)

Net of foreign taxes withheld of $218,198, $469,361 and $3,193 for the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.

(3)	Net of capital gain withholding taxes of $141,783 for the TCW Emerging Markets Local Currency Income Fund.
(4)	Net of capital gain withholding taxes of $140,312 and $7,515 for the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.

See accompanying Notes to Financial Statements.

42

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
OPERATIONS
Net Investment Income	$8,578	$54,866	$308,612,314	$305,438,324
Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	44,923	(243,402)	(338,193,361)	92,769,291
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions	917,665	630,185	(105,419,880)	262,677,511

Increase (Decrease) in Net Assets Resulting from Operations	971,166	441,649	(135,000,927)	660,885,126

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(48,424)	(22,279)	(264,163,379)	(294,091,267)

NET CAPITAL SHARE TRANSACTIONS
I Class	(411,831)	18,051	573,962,838	958,795,098
N Class	17,677	(8,759)	(41,759,889)	(44,660,906)
Plan Class	—	—	505,891,393	—

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(394,154)	9,292	1,038,094,342	914,134,192

Increase in Net Assets	528,588	428,662	638,930,036	1,280,928,051
NET ASSETS
Beginning of year	5,646,272	5,217,610	5,989,043,981	4,708,115,930

End of year	$6,174,860	$5,646,272	$6,627,974,017	$5,989,043,981

See accompanying Notes to Financial Statements.

43

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
OPERATIONS
Net Investment Income	$11,510,009	$17,242,572	$1,843,526	$3,468,836
Net Realized Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(13,373,717)	(12,366,552)	(2,586,133)	(1,979,448)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions	(14,775,718)	31,798,565	9,209,533	9,215,141

Increase (Decrease) in Net Assets Resulting from Operations	(16,639,426)	36,674,585	8,466,926	10,704,529

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(2,682,634)	(4,590,289)	(3,149,794)	(1,629,446)
Return of Capital	(1,042,577)	—	—	—

Total Distributions to Shareholders	(3,725,211)	(4,590,289)	(3,149,794)	(1,629,446)

NET CAPITAL SHARE TRANSACTIONS
I Class	(9,987,358)	(70,994,380)	(8,000,705)	40,611,403
N Class	(618,188)	(24,528,678)	(3,340,090)	(68,487,345)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(10,605,546)	(95,523,058)	(11,340,795)	(27,875,942)

Decrease in Net Assets	(30,970,183)	(63,438,762)	(6,023,663)	(18,800,859)
NET ASSETS
Beginning of year	248,978,952	312,417,714	99,213,848	118,014,707

End of year	$218,008,769	$248,978,952	$93,190,185	$99,213,848

See accompanying Notes to Financial Statements.

44

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2020

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 18 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has its own investment objectives and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified Fixed Income Fund

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries. The Fund generally invests in at least four Emerging Market Countries.
Non-Diversified Fixed Income Fund

TCW Emerging Markets Local Currency Income Fund	Seeks to provide high total return from current income and capital appreciation through investment in debt securities denominated in the local currencies of various emerging market countries; invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by non-financial companies, financial institutions and government entities in emerging market countries denominated in the local currencies of an issuer and in derivative instruments that provide investment exposure to such securities.
Diversified International Equity Fund

TCW Developing Markets Equity Fund	Seeks long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies and financial institutions domiciled or with primary business operations in, or with the majority of their net assets in or revenues or net income deriving from, developing market countries. The Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in derivative instruments.
Diversified Balanced Fund

TCW Emerging Markets Multi-Asset Opportunities Fund	Seeks current income and long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt and equity securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.

45

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

All of the Funds currently offer two classes of shares: Class I shares and Class N shares, except for the TCW Emerging Markets Income Fund, which also offers Plan Class shares. The three classes are substantially the same except that the Class N shares are subject to a distribution fee (see Note 7).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ. Investments in open-end mutual funds including money market funds are valued based on the NAV per share as reported by the investment companies. All other securities traded over-the-counter (“OTC”) for which market quotations are readily available, including short-term securities, are valued with prices furnished by independent pricing services or by broker dealers.

The Company has adopted, after the approval by the Company’s Board of Directors (the “Board,” and each member thereof, a “Director”), a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zones differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Company’s Board of Directors (the “Board,” and each member thereof, a “Director”) and under the general oversight of the Board.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or

46

TCW Funds, Inc.

October 31, 2020

Note 2 — Significant Accounting Policies (Continued)

liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are

47

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized in Level 2 of the fair value hierarchy.

Foreign currency contracts.    The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Options contracts.    Options contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations and are reflected in Level 2 of the fair value hierarchy.

U.S. and foreign government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. and foreign government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The summary of the inputs used as of October 31, 2020 is listed after the Schedule of Investments for each Fund.

48

TCW Funds, Inc.

October 31, 2020

Note 2 — Significant Accounting Policies (Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	TCW Emerging Markets Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund
Balance as of October 31, 2019	$17,856,321	$140,385
Accrued Discounts (Premiums)	—	—
Realized Gain (Loss)	—	—
Net Change in Unrealized Appreciation (Depreciation)	(2,125,752)	(16,712)
Purchases	—	—
Sales	—	—
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of October 31, 2020	$15,730,569	$123,673

Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2020	(2,125,752)	$(16,712)

Significant unobservable valuations inputs for Level 3 investments as of October 31, 2020 are as follows:

Description	Fair Value at 10/31/20	Valuation Techniques	Unobservable Input	Price or Price Range	Average Weighted Price
TCW Emerging Markets Income Fund
Government Issues	$15,730,569	Third-party Vendor	Vendor Prices	$9.250	$9.250

TCW Emerging Markets Multi-Asset Opportunities Fund
Government Issues	$123,673	Third-party Vendor	Vendor Prices	$9.250	$9.250

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class- specific fees and expenses will result in differences in net investment income, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund declare and pay, or reinvest, dividends from net investment income monthly. The other International Funds declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, derivative transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in

49

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

50

TCW Funds, Inc.

October 31, 2020

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2020, the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories:

TCW Emerging Markets Income Fund

	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities
Asset Derivatives
Investments	$—	$721,766	$—	$721,766

Total Value	$—	$721,766	$—	$721,766

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$(3,022,426)	$—	$(3,022,426)
Futures Contracts	—	—	(11,361,569)	(11,361,569)
Investments	—	(1,956,875)	—	(1,956,875)
Swap Agreements	905,885	—	—	905,885

Net Realized Gain (Loss)	$905,885	$(4,979,301)	$(11,361,569)	$(15,434,985)

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$752,445	$—	$752,445
Futures Contracts	—	—	7,791,812	7,791,812
Investments	—	116,440	—	116,440

Net Change in Appreciation (Depreciation)	$—	$868,885	$7,791,812	$8,660,697

Number of Contracts, Notional Amounts or Shares/Units
Forward Currency Contracts	$ —	$232,790,268	$ —	$232,790,268
Options Purchased	$ —	$162,071,250	$ —	$162,071,250
Futures Contracts	—	—	637	637
Swap Agreements	$125,005,539	$ —	$ —	$125,005,539

TCW Emerging Markets Local Currency Income Fund
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities
Asset Derivatives
Investments	$—	$47,644	$—	$47,644
Forward Contracts	—	391,981	—	391,981

Total Value	$—	$439,625	$—	$439,625

Liability Derivatives
Forward Contracts	$—	$(1,066,054)	$—	$(1,066,054)

Total Value	$—	$(1,066,054)	$—	$(1,066,054)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$(1,553,883)	$—	$(1,553,883)
Futures Contracts	—	—	(141,330)	(141,330)
Investments	—	(129,881)	—	(129,881)

Net Realized Gain (Loss)	$—	$(1,683,764)	$(141,330)	$(1,825,094)

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$(789,578)	$—	$(789,578)
Futures Contracts	—	—	47,462	47,462
Investments	—	7,686	—	7,686

Net Change in Appreciation (Depreciation)	$—	$(781,892)	$47,462	$(734,430)

Number of Contracts, Notional Amounts or Shares/Units
Forward Currency Contracts	$ —	$87,801,767	$ —	$87,801,767
Options Purchased	$ —	$9,847,500	$ —	$9,847,500

51

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund

	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities
Asset Derivatives
Investments	$—	$3,230	$—	$3,230

Total Value	$—	$3,230	$—	$3,230

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$(23,698)	$—	$(23,698)
Futures Contracts	—	—	(84,178)	(84,178)
Investments	—	(10,757)	—	(10,757)
Swap Agreements	4,546	—	—	4,546

Net Realized Gain (Loss)	$4,546	$(34,455)	$(84,178)	$(114,087)

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$6,114	$—	$6,114
Futures Contracts	—	—	58,672	58,672
Investments	—	521	—	521

Net Change in Appreciation (Depreciation)	$—	$6,635	$58,672	$$65,307

Number of Contracts, Notional Amounts or Shares/Units
Forward Currency Contracts	$ —	$1,332,294	$ —	$1,332,294
Options Purchased	$ —	$873,750	$ —	$873,750
Futures Contracts	—	—	5	5
Swap Agreements	$625,926	$ —	$ —	$625,926

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

For OTC derivatives the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master

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Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”) No. 2013-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

Master Agreements and Netting Arrangements.    Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions

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Note 2 — Significant Accounting Policies (Continued)

on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following table presents the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral received by the Funds as of October 31, 2020:

TCW Emerging Markets Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
BNP Paribas S.A.	$721,766	$—	$721,766	$—	$721,766

Total	$721,766	$—	$721,766	$—	$721,766

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Emerging Markets Local Currency Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Bank of America, N.A.	$178,635	$(277,538)	$(98,903)	$—		$(98,903)
Barclays Capital	95,834	(50,106)	45,728	—		45,728
BNP Paribas S.A.	72,916	(475,187)	(402,271)	402,271	(2)	—
Citibank N.A.	20,388	(47,455)	(27,067)	—		(27,067)
Goldman Sachs & Co.	12,692	(8,038)	4,654	—		4,654
JP Morgan Chase Bank	59,160	(203,836)	(144,676)	—		(144,676)
Standard Chartered Bank	—	(3,894)	(3,894)	—		(3,894)

Total	$439,625	$(1,066,054)	$(626,429)	$402,271		$(224,158)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

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TCW Emerging Markets Multi-Asset Opportunities Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
BNP Paribas S.A.	$3,230	$—	$3,230	$—	$3,230

Total	$3,230	$—	$3,230	$—	$3,230

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Note 3 — Portfolio Investments

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (MRA). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds recognize a liability with respect to such excess collateral to reflect the Funds’ obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2020.

Participation Notes:    The Funds may invest in participation notes of equity-linked instruments (collectively, participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by a Fund is not possible. Participation notes provide the economic benefit of common stock ownership to a Fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include possible failure of the counterparty to perform in accordance with the terms of the

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Note 3 — Portfolio Investments (Continued)

agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock. None of the Funds held participation notes as of October 31, 2020.

Security Lending:     The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2020.

Derivatives:

Forward Foreign Currency Contracts:    The Funds enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to market daily and the change in market value is recorded by the Funds as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at October 31, 2020 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made,     and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no futures contracts outstanding at October 31, 2020.

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Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expired are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

During the year ended October 31, 2020, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, and the TCW Emerging Markets Multi-Asset Opportunities Fund entered into options to hedge the currency exposure of the Funds.

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Swap Agreements:    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which

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Note 3 — Portfolio Investments (Continued)

the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. For the year ended October 31, 2020, none of the Funds had credit default swaps.

Note 4 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

LIBOR Risk:    The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund

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Note 4 — Risk Considerations (Continued)

invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

Foreign Investing Risk:    The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19):    Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization officially declared in March 2020 that the COVID-19 outbreak formally constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private

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Note 4 — Risk Considerations (Continued)

businesses and other organizations, have imposed and continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets. Among other things, these unprecedented developments have resulted in: (i) material reductions in demand across most categories of consumers and businesses; (ii) dislocation (or, in some cases, a complete halt) in the credit and capital markets; (iii) labor force and operational disruptions; (iv) slowing or complete idling of certain supply chains and manufacturing activity; and (v) strain and uncertainty for businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports, and entertainment.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The extent of COVID-19’s impact will depend on many factors, including the ultimate duration and scope of the public health emergency and the restrictive countermeasures being undertaken, as well as the effectiveness of other governmental, legislative, and financial and monetary policy interventions designed to mitigate the crisis and address its negative externalities, all of which are evolving rapidly and may have unpredictable results. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior.

The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on our investments and result in significant investment losses. The extent of the impact on business operations and performance of market participants and the companies in which we invest depends and will continue to depend on many factors, virtually all of which are highly uncertain and unpredictable, and this impact may include or lead to: (i) significant reductions in revenue and growth;(ii) unexpected operational losses and liabilities; (iii) impairments to credit quality; and (iv) reductions in the availability of capital. These same factors may limit the ability to source, research, and execute new investments, as well as to sell investments in the future, and governmental mitigation actions may constrain or alter existing financial, legal, and regulatory frameworks in ways that are adverse to the investment strategies we intend to pursue, all of which could materially diminish our ability to fulfill investment objectives. They may also impair the ability of the companies in which we invest or their counterparties to perform their respective obligations under debt instruments and other commercial agreements (including their ability to pay obligations as they become due), potentially leading to defaults with uncertain consequences, including the potential for defaults by borrowers under debt instruments held in a client’s portfolio. In addition, an extended period of remote working by the employees of the companies in which we invest subjects those companies to additional operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to cyberattacks that seek to exploit the COVID-19 pandemic, and the operational damage of any such events could potentially disrupt our business and reduce the value of our investments.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

The operations of securities markets may also be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements, and other factors related to a public health emergency, including the potential adverse impact on the health of any such entity’s personnel. These measures may also hinder normal business operations by impairing usual communication channels and methods, hampering the performance of administrative functions such as processing payments and invoices, and diminishing the ability to make accurate and timely projections of financial performance. Because our ability to execute transactions on behalf of the Funds is dependent upon the timely performance of multiple third parties, any interruptions in the business operations of those third parties could impair our ability to effectively implement a Fund’s investment strategies.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Emerging Markets Income Fund	$30,409,095	$—	$30,409,095
TCW Emerging Markets Multi-Asset Opportunities Fund	1,195,902	—	1,195,902

At the end of the previous fiscal year ended October 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Developing Markets Equity Fund	$36,002	$—	$36,002
TCW Emerging Markets Income Fund	23,323,262	—	23,323,262
TCW Emerging Markets Local Currency Income Fund	1,190,431	—	1,190,431
TCW Emerging Markets Multi-Asset Opportunities Fund	2,701,879	—	2,701,879

Permanent differences incurred during the year ended October 31, 2020, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the NAV per share:

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Developing Markets Equity Fund	$(10,887)	$12,988	$(2,101)
TCW Emerging Markets Income Fund	(33,174,293)	33,174,293	—
TCW Emerging Markets Local Currency Income Fund	(9,619,712)	15,564,585	(5,944,873)
TCW Emerging Markets Multi-Asset Opportunities Fund	(305,862)	305,862	—

62

TCW Funds, Inc.

October 31, 2020

Note 5 — Federal Income Taxes (Continued)

During the year ended October 31, 2020, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Developing Markets Equity Fund	$48,424	$—	$—	$48,424
TCW Emerging Markets Income Fund	264,163,379	—	—	264,163,379
TCW Emerging Markets Local Currency Income Fund	2,682,634	—	1,042,577	3,725,211
TCW Emerging Markets Multi-Asset Opportunities Fund	3,149,794	—	—	3,149,794

During the previous fiscal year ended October 31, 2019, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Developing Markets Equity Fund	$22,279	$—	$—	$22,279
TCW Emerging Markets Income Fund	294,090,766	—	—	294,090,766
TCW Emerging Markets Local Currency Income Fund	4,590,289			4,590,289
TCW Emerging Markets Multi-Asset Opportunities Fund	1,629,445	—	—	1,629,445

At October 31, 2020, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Developing Markets Equity Fund	$1,789,766	$(67,329)	$1,722,437	$4,506,084
TCW Emerging Markets Income Fund	243,631,129	(223,149,300)	20,481,829	6,695,623,249
TCW Emerging Markets Local Currency Income Fund	6,157,315	(14,645,708)	(8,488,393)	222,548,766
TCW Emerging Markets Multi-Asset Opportunities Fund	19,745,203	(1,796,350)	17,948,853	74,663,673

At October 31, 2020, the following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes:

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Developing Markets Equity Fund	$709,202	$—	$709,202
TCW Emerging Markets Income Fund	639,261,526	340,718,054	979,979,580
TCW Emerging Markets Local Currency Income Fund	14,427,718	12,303,037	26,730,755
TCW Emerging Markets Multi-Asset Opportunities Fund	11,706,345	—	11,706,345

The Funds did not have any unrecognized tax benefits at October 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2020. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Developing Markets Equity Fund	0.80%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.90%

63

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 6 — Fund Management Fees and Other Expenses (Continued)

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Developing Markets Equity Fund
I Class	1.25	% (1)
N Class	1.25	% (1)
TCW Emerging Markets Income Fund
I Class	0.85	% (1)(2)
N Class	0.95	% (1)(2)
Plan Class	0.77	% (1)
TCW Emerging Markets Local Currency Income Fund
I Class	0.85	% (1)
N Class	0.90	% (1)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class	1.00	% (1)
N Class	1.20	% (1)

(1)	These limitations are based on an agreement between the Advisor and Company.
(2)

This limitation was in effect March 1, 2020. From November 1, 2019 through February 29, 2020, the expense limitation was based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. These limitations are voluntary and terminable in a six month’s notice.

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which is shown on the Statements of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2020 were as follows:

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Developing Markets Equity Fund	$8,024,554	$8,528,455	$—	$—
TCW Emerging Markets Income Fund	9,190,732,975	8,100,719,024	—	—
TCW Emerging Markets Local Currency Income Fund	291,439,412	291,842,546	—	—
TCW Emerging Markets Multi-Asset Opportunities Fund	149,932,605	159,845,751	—	—

64

TCW Funds, Inc.

October 31, 2020

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Developing Markets Equity Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	522	$5,685	228	$2,040
Shares Issued upon Reinvestment of Dividends	3,226	34,910	1,763	16,011
Shares Redeemed	(41,130)	(452,426)	—	—

Net Increase (Decrease)	(37,382)	$(411,831)	1,991	$18,051

N Class	Shares	Amount	Shares	Amount
Shares Sold	1,216	$13,132	11	$100
Shares Issued upon Reinvestment of Dividends	1,249	13,514	690	6,268
Shares Redeemed	(790)	(8,969)	(1,655)	(15,127)

Net Increase (Decrease)	1,675	$17,677	(954)	$(8,759)

TCW Emerging Markets Income Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	407,216,881	$3,219,444,990	325,616,046	$2,622,012,778
Shares Issued upon Reinvestment of Dividends	20,069,095	158,869,516	19,612,811	158,858,299
Shares Redeemed	(367,301,484)	(2,804,351,668)	(226,225,558)	(1,822,075,979)

Net Increase	59,984,492	$573,962,838	119,003,299	$958,795,098

N Class	Shares	Amount	Shares	Amount
Shares Sold	9,014,340	$91,463,896	9,325,603	$97,733,797
Shares Issued upon Reinvestment of Dividends	1,156,277	11,834,869	1,544,925	16,071,564
Shares Redeemed	(14,496,727)	(145,058,654)	(15,236,140)	(158,466,267)

Net Decrease	(4,326,110)	$(41,759,889)	(4,365,612)	$(44,660,906)

Plan Class	Shares	Amount	Shares	Amount
Shares Sold	62,628,616	$513,316,199	—	$—
Shares Issued upon Reinvestment of Dividends	233,613	1,854,887	—	—
Shares Redeemed	(1,153,292)	(9,279,693)	—	—

Net Increase	61,708,937	$505,891,393	—	$—

TCW Emerging Markets Local Currency Income Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	10,025,553	$88,383,393	14,235,609	$125,090,886
Shares Issued upon Reinvestment of Dividends	333,736	3,073,757	419,536	3,579,182
Shares Redeemed	(11,958,101)	(101,444,508)	(23,098,821)	(199,664,448)

Net Decrease	(1,598,812)	$(9,987,358)	(8,443,676)	$(70,994,380)

N Class	Shares	Amount	Shares	Amount
Shares Sold	2,073,557	$17,751,724	3,108,306	$27,354,015
Shares Issued upon Reinvestment of Dividends	42,664	392,147	71,740	610,839
Shares Redeemed	(2,212,200)	(18,762,059)	(5,984,228)	(52,493,532)

Net Decrease	(95,979)	$(618,188)	(2,804,182)	$(24,528,678)

65

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund	Year Ended October 31, 2020		Year Ended October 31, 2019
I Class	Shares	Amount	Shares	Amount
Shares Sold	400,006	$4,508,190	5,474,863	$61,399,299
Shares Issued upon Reinvestment of Dividends	242,396	2,799,681	58,600	588,909
Shares Redeemed	(1,397,688)	(15,308,576)	(1,970,348)	(21,376,805)

Net Increase (Decrease)	(755,286)	$(8,000,705)	3,563,115	$40,611,403

N Class	Shares	Amount	Shares	Amount
Shares Sold	145,525	$1,639,723	835,903	$8,721,859
Shares Issued upon Reinvestment of Dividends	29,582	340,484	102,937	1,032,231
Shares Redeemed	(490,864)	(5,320,297)	(7,102,907)	(78,241,435)

Net Decrease	(315,757)	$(3,340,090)	(6,164,067)	$(68,487,345)

Note 10 — Affiliate Ownership

As of October 31, 2020, affiliates of the Funds and Advisor owned 99.19% and 6.9% of the net assets of the TCW Developing Markets Equity Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.

Note 11 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities held by the Funds at October 31, 2020.

Note 12 — Committed Line Of Credit

The Company has entered into a $100,000,000 committed revolving line of credit agreement renewed annually with the State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes. The interest rate on borrowing is the higher of the Federal Funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2020. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 13 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in

66

TCW Funds, Inc.

October 31, 2020

Note 13 — Indemnifications (Continued)

the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 14 — New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the implication of the additional disclosure requirement and determined that there is no impact to the Funds’ financial statements.

67

TCW Developing Markets Equity Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$10.14	$9.39	$11.17	$9.10	$8.62

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.02	0.10	0.06	0.07	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.79	0.69	(1.78)	2.09	0.38

Total from Investment Operations	1.81	0.79	(1.72)	2.16	0.48

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.04)	(0.06)	(0.09)	(0.00	) (2)

Net Asset Value per Share, End of year	$11.86	$10.14	$9.39	$11.17	$9.10

Total Return	17.90%	8.46%	(15.51)%	23.96%	5.63%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$4,314	$4,071	$3,750	$4,433	$3,577

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	4.06%	4.88%	3.45%	3.94%	3.56%

After Expense Reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of Net Investment Income to Average Net Assets	0.15%	1.03%	0.49%	0.77%	1.15%

Portfolio Turnover Rate	148.22%	207.48%	163.33%	194.58%	154.70%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

68

TCW Developing Markets Equity Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$10.14	$9.39	$11.17	$9.10	$8.62

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.02	0.10	0.06	0.07	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.78	0.69	(1.78)	2.09	0.38

Total from Investment Operations	1.80	0.79	(1.72)	2.16	0.48

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.04)	(0.06)	(0.09)	(0.00	) (2)

Net Asset Value per Share, End of year	$11.85	$10.14	$9.39	$11.17	$9.10

Total Return	17.80%	8.46%	(15.51)%	23.96%	5.63%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$1,861	$1,575	$1,468	$1,722	$1,364

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	5.17%	6.11%	4.51%	5.08%	4.80%

After Expense Reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of Net Investment Income to Average Net Assets	0.16%	1.03%	0.49%	0.77%	1.15%

Portfolio Turnover Rate	148.22%	207.48%	163.33%	194.58%	154.70%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

69

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$8.33	$7.77	$8.54	$8.34	$7.67

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.39	0.46	0.43	0.55	0.55
Net Realized and Unrealized Gain (Loss) on Investments	(0.46)	0.54	(0.83)	0.09	0.52

Total from Investment Operations	(0.07)	1.00	(0.40)	0.64	1.07

Less Distributions:
Distributions from Net Investment Income	(0.33)	(0.44)	(0.37)	(0.44)	(0.40)

Net Asset Value per Share, End of year	$7.93	$8.33	$7.77	$8.54	$8.34

Total Return	(0.69)%	13.13%	(4.85)%	7.95%	14.29%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$5,877,348	$5,668,552	$4,365,456	$3,039,671	$2,574,798

Ratio of Expenses to Average Net Assets	0.85%	0.84%	0.86%	0.87%	0.87%

Ratio of Net Investment Income to Average Net Assets	4.95%	5.62%	5.33%	6.56%	6.95%

Portfolio Turnover Rate	135.46%	136.47%	149.50%	212.16%	214.73%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

70

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$10.72	$10.00	$11.00	$10.75	$9.89

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.49	0.57	0.53	0.68	0.68
Net Realized and Unrealized Gain (Loss) on Investments	(0.57)	0.69	(1.08)	0.12	0.67

Total from Investment Operations	(0.08)	1.26	(0.55)	0.80	1.35

Less Distributions:
Distributions from Net Investment Income	(0.41)	(0.54)	(0.45)	(0.55)	(0.49)

Net Asset Value per Share, End of year	$10.23	$10.72	$10.00	$11.00	$10.75

Total Return	(0.69)%	12.85%	(5.16)%	7.67%	13.98%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$261,520	$320,492	$342,660	$510,877	$534,151

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.14%	1.14%	1.16%	1.15%	1.15%

After Expense Reimbursement	0.98%	1.05%	1.10%	1.13%	N/A

Ratio of Net Investment Income to Average Net Assets	4.82%	5.41%	5.03%	6.30%	6.71%

Portfolio Turnover Rate	135.46%	136.47%	149.50%	212.16%	214.73%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

71

TCW Emerging Markets Income Fund

Financial Highlights — Plan Class

	March 2, 2020 (Commencement of Operations) through October 31, 2020
Net Asset Value per Share, Beginning of year	$8.34

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.26
Net Realized and Unrealized Loss on Investments	(0.48)

Total from Investment Operations	(0.22)

Less Distributions:
Distributions from Net Investment Income	(0.19)

Net Asset Value per Share, End of year	$7.93

Total Return	(2.59	)% (2)

Ratios/Supplemental Data:

Net assets, end of year (in thousands)	$489,106

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.79	% (3)

After Expense Reimbursement	0.77	% (3)

Ratio of Net Investment Income to Average Net Assets	4.96	% (3)

Portfolio Turnover Rate	135.46	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period March 2, 2020 (Commencement of Operations) through October 31, 2020.
(3)	Annualized.

See accompanying Notes to Financial Statements.

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TCW Emerging Markets Local Currency Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$9.17	$8.14	$9.30	$9.13	$8.18

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.42	0.58	0.53	0.64	0.52
Net Realized and Unrealized Gain (Loss) on Investments	(0.89)	0.57	(1.19)	(0.06)	0.43

Total from Investment Operations	(0.47)	1.15	(0.66)	0.58	0.95

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.12)	(0.23)	(0.41)	—
Distributions from Return of Capital	(0.04)	—	(0.27)	—	—

Total Distributions	(0.13)	(0.12)	(0.50)	(0.41)	—

Net Asset Value per Share, End of year	$8.57	$9.17	$8.14	$9.30	$9.13

Total Return	(5.26)%	14.26%	(7.74)%	6.33%	11.61%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$192,679	$220,968	$264,754	$138,068	$97,650

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.97%	1.03%	0.95%	1.03%	1.00%

After Expense Reimbursement	0.85%	0.88%	N/A	0.99%	0.99%

Ratio of Net Investment Income to Average Net Assets	4.90%	6.66%	5.90%	6.83%	6.12%

Portfolio Turnover Rate	135.99%	127.74%	185.72%	137.44%	209.07%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

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TCW Emerging Markets Local Currency Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$9.15	$8.13	$9.29	$9.12	$8.17

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.42	0.57	0.51	0.64	0.48
Net Realized and Unrealized Gain (Loss) on Investments	(0.89)	0.57	(1.17)	(0.06)	0.47

Total from Investment Operations	(0.47)	1.14	(0.66)	0.58	0.95

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.12)	(0.23)	(0.41)	—
Distributions from Return of Capital	(0.04)	—	(0.27)	—	—

Total Distributions	(0.13)	(0.12)	(0.50)	(0.41)	—

Net Asset Value per Share, End of year	$8.55	$9.15	$8.13	$9.29	$9.12

Total Return	(5.28)%	14.14%	(7.75)%	6.33%	11.63%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$25,329	$28,011	$47,664	$34,807	$15,325

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.35%	1.40%	1.32%	1.35%	1.31%

After Expense Reimbursement	0.90%	0.92%	0.99%	0.99%	0.99%

Ratio of Net Investment Income to Average Net Assets	4.84%	6.63%	5.78%	6.88%	6.05%

Portfolio Turnover Rate	135.99%	127.74%	185.72%	137.44%	209.07%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

74

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$11.31	$10.39	$11.70	$10.39	$9.63

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.38	0.25	0.31	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.93	0.69	(1.30)	1.38	0.65

Total from Investment Operations	1.15	1.07	(1.05)	1.69	1.00

Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.15)	(0.26)	(0.38)	(0.24)

Net Asset Value per Share, End of year	$12.09	$11.31	$10.39	$11.70	$10.39

Total Return	10.34%	10.50%	(9.23)%	17.05%	10.75%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$84,387	$87,430	$43,338	$42,041	$37,173

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.28%	1.31%	1.34%	1.54%	1.57%

After Expense Reimbursement	1.00%	1.02%	1.23%	1.23%	1.23%

Ratio of Net Investment Income to Average Net Assets	2.01%	3.51%	2.13%	2.95%	3.74%

Portfolio Turnover Rate	164.55%	188.64%	160.85%	197.48%	227.75%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

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TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value per Share, Beginning of year	$11.24	$10.35	$11.66	$10.35	$9.59

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.20	0.28	0.26	0.32	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.92	0.76	(1.31)	1.37	0.64

Total from Investment Operations	1.12	1.04	(1.05)	1.69	1.00

Less Distributions:
Distributions from Net Investment Income	(0.35)	(0.15)	(0.26)	(0.38)	(0.24)

Net Asset Value per Share, End of year	$12.01	$11.24	$10.35	$11.66	$10.35

Total Return	10.08%	10.25%	(9.26)%	17.10%	10.78%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$8,803	$11,784	$74,677	$40,064	$5,088

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.80%	1.65%	1.67%	1.96%	2.15%

After Expense Reimbursement	1.20%	1.21%	1.23%	1.23%	1.23%

Ratio of Net Investment Income to Average Net Assets	1.80%	2.64%	2.25%	2.95%	3.79%

Portfolio Turnover Rate	164.55%	188.64%	160.85%	197.48%	227.75%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Developing Markets Equity Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, and TCW Emerging Markets Multi-Asset Opportunities Fund (collectively, the “TCW International Funds”) (four of eighteen funds comprising TCW Funds, Inc.), including the schedules of investments, as of October 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the TCW International Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective TCW International Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the TCW International Funds, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW International Funds’ management. Our responsibility is to express an opinion on the TCW International Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW International Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW International Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 21, 2020

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

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TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020 (184 days).

Actual Expenses:    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2020 to October 31, 2020)
TCW Developing Markets Equity Fund
I Class Shares
Actual	$1,000.00	$1,283.50	1.25%	$7.17
Hypothetical (5% return before expenses)	1,000.00	1,018.85	1.25%	6.34

N Class Shares
Actual	$1,000.00	$1,282.50	1.25%	$7.17
Hypothetical (5% return before expenses)	1,000.00	1,018.85	1.25%	6.34

TCW Emerging Markets Income Fund
I Class Shares	$1,000.00	$1,166.00	0.85%	$4.63
Actual	1,000.00	1,020.86	0.85%	4.32
Hypothetical (5% return before expenses)

N Class Shares	$1,000.00	$1,166.20	0.95%	$5.17
Actual	1,000.00	1,020.36	0.95%	4.82
Hypothetical (5% return before expenses)

Plan Class Shares
Actual	$1,000.00	$1,164.80	0.77%	$4.19
Hypothetical (5% return before expenses)	1,000.00	1,021.27	0.77%	3.91

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TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2020 to October 31, 2020)
TCW Emerging Markets Local Currency Income Fund
I Class Shares
Actual	$1,000.00	$1,069.90	0.85%	$4.42
Hypothetical (5% return before expenses)	1,000.00	1,020.86	0.85%	4.32

N Class Shares
Actual	$1,000.00	$1,070.10	0.90%	$4.68
Hypothetical (5% return before expenses)	1,000.00	1,020.61	0.90%	4.57

TCW Emerging Markets Multi-Asset Opportunities Fund
I Class Shares
Actual	$1,000.00	$1,242.50	1.00%	$5.64
Hypothetical (5% return before expenses)	1,000.00	1,020.11	1.00%	5.08

N Class Shares
Actual	$1,000.00	$1,240.70	1.20%	$6.76
Hypothetical (5% return before expenses)	1,000.00	1,019.10	1.20%	6.09

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TCW Funds, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

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TCW Funds, Inc.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

•

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and con- firm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

81

TCW Funds, Inc.

Privacy Policy (Continued)

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

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TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement

Renewal of Investment Advisory and Management Agreement (Unaudited)

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 14, 2020, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2021 through February 5, 2022. The Board met by telephone to approve that renewal, notwithstanding the in-person approval requirement that normally applies under the Investment Company Act, as permitted by relief provided by the Securities and Exchange Commission in light of the COVID-19 pandemic. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by telephone in a working session on August 26, 2020 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 14, 2020 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

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TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement (Continued)

Review process —The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that had been experienced over the past several years. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2020. The Board and the Independent Directors

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TCW Funds, Inc.

reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that the investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but five Funds ranked in the fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance and the actions taken or to be taken by the Advisor to address the underperformance, and they indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns. The Board also considered the Advisor’s assessment of the Funds’ performance during the recent period of significant market volatility.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage-focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-, five-, three- and one-year periods.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten- and five-year periods and the first quintile for the three- and one-year periods.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the five-year period and the first quintile for the three- and one-year periods.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-, five-, three- and one-year periods.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-, five-, three- and one-year periods.

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TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement (Continued)

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the five-, three- and one-year periods.

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of most Funds for the various periods reviewed ranked in the first, second or third quintiles.

The Select Equities Fund ranked in the second quintile for the ten-year period, the first quintile for the five- and three-year periods, and the second quintile for the one-year period.

The Relative Value Dividend Appreciation Fund ranked in the fourth quintile for the ten-year period and the fifth quintile for the five-, three- and one-year periods. The Relative Value Large Cap Fund ranked in the third quintile for the ten-year period, the fourth quintile for the five-year period, the fifth quintile for the three-year period and the fourth quintile for the one-year period. The Relative Value Mid Cap Fund ranked in the fourth quintile for the ten-, five-, three- and one-year periods. The Board and the Independent Directors noted the Advisor’s explanation that the diversification tool used to mitigate risk of the Relative Value Funds weighed on their near-term performance in a momentum-driven market and its opinion that each of the Relative Value Funds is well-positioned to excel in a strengthening economic environment. The Board and the Independent Directors also noted that the Relative Value Funds outperformed their respective benchmarks by 200 to 550 basis points between March 31, 2020 and July 31, 2020 and had appreciatively narrowed the underperformance versus their respective benchmarks year-to-date through July 2020.

The New America Premier Equities Fund ranked in the second quintile for the three-year period and the fifth quintile for the one-year period.

The Artificial Intelligence Equity Fund ranked in the third quintile for the one-year period, improving to the universe median, and the fourth quintile for the period since inception. The Board and the Independent Directors considered the Advisor’s explanation that the peer funds had greater exposure to the information technology sector, making the peer group less useful in comparing relative performance than if those funds’ principal investment strategies were more closely aligned with the Fund’s investment focus. The Board and the Independent Directors also noted the relatively short operating history of the Fund and determined to continue to closely monitor its performance.

The Global Real Estate Fund ranked in the second quintile for the five-year period and in the first quintile for the three- and one-year periods.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles over various time periods. The Emerging Markets Income Fund ranked in the first quintile for the ten-year period and the second quintile for the five-year period but ranked in the fourth quintile for the three-year period and the fifth quintile for the one-year period. The Emerging Markets Local Currency Income Fund ranked in the first quintile for the five-year period and the third quintile for the three- and one-year periods. The Emerging Markets Multi-Asset Opportunities Fund ranked in the second quintile for the five-year period and the first quintile for the three- and one-year periods. The Developing Markets Equity Fund ranked in the third quintile for the three-year period and the first quintile for the one-year period.

The Board and the Independent Directors noted the Advisor’s explanation that the challenging international and emerging market conditions in recent years weighed on near-term performance for some Funds and its opinion that each of the international and emerging markets Funds is well-positioned to excel in a strengthening economic environment.

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For the asset allocation Fund, the Board and the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-, five-, three- and one-year periods.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis, with the exception of the Emerging Markets Income Fund and the Conservative Allocation Fund. They also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or near the median of the peer group funds. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor

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Approval of Investment Management and Advisory Agreement (Continued)

believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and current subsidies of the operating expenses of newer and smaller Funds and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors considered the risk borne by the Advisor that the Funds’ net assets and thus the Advisor’s fees might decline in the event of redemptions and that smaller Funds might not grow to become profitable. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

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Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

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TCW Funds, Inc.

Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2020 (amount in thousands):

Fund	Qualified Dividend Income
TCW Developing Markets Equity Fund	$39,888

The following is the dividend received deduction percentage for the Fund’s corporate shareholders:

Fund	Qualified Received Deductions
TCW Developing Markets Equity Fund	8.35%

The following Funds paid foreign taxes during the year ended October 31, 2020 that are available as income tax credits:

Fund	Foreign Tax Credit
TCW Developing Markets Equity Fund	$5,901
TCW Emerging Markets Local Currency Income Fund	$611,144
TCW Emerging Markets Multi-Asset Opportunities Fund	$62,487

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2021, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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TCW Funds, Inc.

Directors and Officers of the Company

A board of seven directors is responsible for overseeing the operations of the Company, which consists of 18 Funds at October 31, 2020. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point.360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017) and Athletic Director (August 2010 – June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005-2019), KBS Capital Advisors (a manager of real estate investment trusts).

Pacific Oak Strategic Opportunity REIT (real estate investments); Pacific Oak Strategic Opportunity REIT II (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments);

Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (business development company): TCW Strategic Income Fund, Inc. (closed-end fund).

Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Stanford University (university); Causeway Capital Management Trust (mutual fund; 6 portfolios); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation) TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2003), Cowen Prime Services (broker dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue 22nd Floor, Los Angeles, CA 90071.

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Directors and Officers of the Company (Continued)

Interested Directors

These directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Vice Chairman (November 2010 – December 2014) and Chairman (2014 – December 2015), Trust Company of the West.	N/A
David S. DeVito (1962) President and Chief Executive Officer	Mr. DeVito has served as a director of the TCW Funds, Inc. since January 2014 and as its President and Chief Executive Officer since January 2014.	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc.; Chief Financial Officer and Treasurer (since 2010), Metropolitan West Funds.	TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).

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TCW Funds, Inc.

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.

Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC and Trust Company of the West

(2013 – December 2015); Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc.; Vice President and Secretary (since February 2013), Metropolitan West Funds.

Jeffrey Engelsman (1967) Chief Compliance Officer and AML Officer	Mr. Engelsman has served as Chief Compliance Officer of TCW Funds, Inc. since September 2014 and AML Officer of TCW Funds, Inc. since December 2016.	AML Officer (since December 2016), Metropolitan West Funds, and TCW Strategic Income Fund, Inc.; Managing Director and Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2014), Metropolitan West Funds; Managing Director, Global Chief Compliance Officer (since August 2014), Metropolitan West Asset Management Company, LLC, and TCW Asset Management Company LLC (since August 2014) and Trust Company of the West (2014 – December 2015); Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc..
Richard M. Villa (1964) Treasurer Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.

Managing Director, Chief Financial Officer and Assistant Secretary (since

January 2016), TCW LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, the TCW Group, Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and Trust Company of the West (2008 – December 2015).

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017.

In addition, Eric Chan, Senior Vice President of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November

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Directors and Officers of the Company (Continued)

2006), is Assistant Treasurer of the Company (since June 2019) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Patrick W. Dennis, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, the Advisor (since February 2013) and Trust Company of the West (February 2013 — December 2015), is Vice President and Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

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TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer and Anti-Money Laundering Officer

Patrick W. Dennis

Vice President and Assistant Secretary

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

FUNDarINT1020

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has two members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a)	Audit Fees

For the fiscal years ended October 31, 2020 and October 31, 2019, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2020	2019
$525,298	$538,478

(b)	Audit-Related Fees

For the fiscal years October 31, 2020 and October 31, 2019, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2020	2019
$0	$0

(c)	Tax Fees

For the fiscal years ended October 31, 2020 and October 31, 2019, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2020	2019
$104,215	$109,885

(d)	All Other Fees

For the fiscal years ended October 31, 2020 and October 31, 2019, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2020	2019
$10,868	$13,177

Fees were for Passive Foreign Investment Company analysis

(e)(1)

The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For the fiscal years ended October 31, 2020 and October 31, 2019, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant were:

2020	2019
$115,083	$123,062

For the twelve month periods ended October 31, 2020 and October 31, 2019, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
President and Chief Executive Officer

Date	December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
President and Chief Executive Officer

Date	December 30, 2020

By (Signature and Title)
/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	December 30, 2020